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MORGAN STANLEY DEAN WITTER











                                   [GRAPHIC] MORGAN STANLEY
                                             DEAN WITTER
                                             INSTITUTIONAL FUND, INC.

                                             SEMI-ANNUAL REPORT
                                             JUNE 30, 2000

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
TABLE OF CONTENTS
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President's Letter .....................................................2
Performance Summary ....................................................4
Investment Overview and Statements of Net Assets
  by Portfolio:
Global and International Equity Portfolios:
  Active International Allocation ......................................6
  Asian Equity ........................................................17
  Asian Real Estate ...................................................23
  Emerging Markets ....................................................29
  European Equity .....................................................38
  European Real Estate ................................................42
  Global Equity .......................................................47
  International Equity ................................................52
  International Magnum ................................................58
  International Small Cap .............................................67
  Japanese Equity .....................................................71
  Latin American ......................................................75
U.S. Equity Portfolios:
  Equity Growth .......................................................80
  Focus Equity ........................................................85
  Small Company Growth ................................................89
  Technology ..........................................................94
  U.S. Equity Plus ....................................................99
  U.S. Real Estate ...................................................105
  Value Equity .......................................................110
Fixed Income Portfolios:
  Emerging Markets Debt ..............................................114
  Fixed Income .......................................................119
  Global Fixed Income ................................................123
  High Yield .........................................................127
Money Market Portfolios:
  Money Market .......................................................133
  Municipal Money Market .............................................137
Statements of Operations..............................................144
Statements of Changes in Net Assets...................................148
Financial Highlights..................................................160
Notes to Financial Statements.........................................184
Directors and Officers ...............................................192


This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Dean Witter Institutional Fund, Inc. To receive a prospectus, which contains more complete information such as charges, expenses, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call 1(800) 548-7786. Please read the prospectuses carefully before you invest or send money.

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[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
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PRESIDENT'S LETTER
--------------------------------------------------------------------------------
Fellow Shareholders:

We are pleased to present the Fund's Semi-Annual Report for the six months ended June 30, 2000. Our Fund currently offers 25 portfolios that provide investors with a full array of global and domestic equity and fixed income products. Together, the Fund's Portfolios allow investors to meet specific investment needs or to allocate assets among different portfolios to implement an overall investment strategy. In this Report, each of our portfolio managers discuss the performance results and outlook of their markets and portfolios in greater detail.

MARKET REVIEW
Global equity and bond markets experienced a volatile first half of 2000. The equity market euphoria of late 1999 continued into the first weeks of 2000, as Y2K passed uneventfully and growth seemed to remain strong. However, rising interest rates in the U.S. and increasing inflation fears finally caught up to the market in March. In the ensuing hostile market environment, highly priced new economy stocks suffered most, and global equities fell 10.5% from the peak before stabilizing in June. Global equities finished the first half with returns of -2.6% (based on the MSCI World Index). The S&P 500 Index returned -0.4% for the first half. The MSCI EAFE Index also fared poorly, returning -4.1%, as Japanese economic performance disappointed investors, and the Euro continued to weaken. The weakness of non-U.S. stock market performance in the first half was exacerbated by the continued fall of the Euro, which fell from parity versus the U.S. dollar to 0.88 before regaining ground to 0.95 by the end of the second quarter. The strong performers of 1999 were also hard hit by the contagion of technology volatility from the United States. Japan fell 5.4%, while non-Japan Asia fell 14.2%. The expected growth slowdown in the U.S. led investors to fear weaker global demand for Asia's exports, particularly technology-related products. Emerging markets, which had seen a strong 1999 on better economic growth faltered as well, being negatively affected by the hostile environment in the U.S., returning -8.0%. European stocks performed relatively better, returning -3.1%, despite weaker currencies, as the economy remained resilient and inflation dormant. Although economic fundamentals in the non-U.S. regions were positive throughout the second quarter, capital markets worldwide continue to be strongly influenced by U.S. fundamentals and sentiment.

Fixed income faced a challenging first half amidst fears of more Fed tightening and increasing inflation. Anticipation of economic slowdown was reflected in the U.S. bond market. As interest rates peaked, spreads began to widen in anticipation of a recession-driven deterioration of credit quality. The announcement of Treasury bond buy-backs further intensified the situation by creating a supply shortfall at the long end of the Treasury curve. Treasuries (+5.4%) outperformed corporates (+2.4%), mortgages (+4.3%), and high yield debt (-0.8%). However, signs of a potential soft landing in June helped to stabilize the market. The Lehman Brothers Aggregate Bond Index returned 4.0% in the first half, outperforming equities. A surprising exception to the trend of widening spreads experienced during the first half of the year was emerging market debt (+7.0%), which outperformed due to improving economic performance of developing countries.

As the equity market turned, in March, a rotation of leadership also took place. Growth stocks, which had dominated the market since 1994, lost ground to value stocks. As inflation continued to rise and the Federal Reserve made clear its goal to slow the U.S. economy, fears of profit disappointments drove investors to revalue overpriced growth stocks. The technology sector, the most over priced growth


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                                       2
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[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
PRESIDENT'S LETTER
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segment, fell 26% from peak to trough globally during this period. In this environment of expected slowing growth, defensive sectors, such as health care and utilities, outperformed other sectors.

MARKET OUTLOOK
We are now in a period of synchronized global growth, similar to the global boom economy of 1986-1987. While the growth environment is beneficial for corporate earnings, the attendant inflationary pressures have caused central banks to embark on a tightening trend. Recent data in the U.S. indicates that the tighter monetary environment has begun to have a real impact on the economy. After several quarters of strong and resilient growth at a 5-6% pace, the economy is showing signs of slowing to a more sustainable level. Inflation, which had begun to rear its head in both headline and core CPI, now shows signs of moderating. Although markets have now priced in a soft landing scenario, we remain cautious and await further economic data. In the last two years, a second quarter slowdown has been followed by re-acceleration in the third quarter. Unit labor cost pressures have been low, despite the tightest labor market in over 20 years, but may already be rising. Strong growth would put further pressure on the tight labor market, and accelerate labor cost pressures. In this event, we would expect that the Fed, ever vigilant in its fight against inflation, would be forced to raise interest rates further, and perhaps force a harder landing than many now expect. Although the economic backdrops in Europe and Asia are strikingly different than that of the U.S., foreign markets continue to take their cue from the U.S. capital markets. In this way, economic policy in the U.S. has a disproportionate effect on global equity markets.

On a global basis, equity valuations are below their highs, but remain very extended. This is particularly true for the U.S. and Europe, and for select sectors such as Technology and Telecom. Fixed income real yields are at fair value, after rallying in June. As the economy in the U.S. cools, bonds will benefit from a better inflation outlook, and remain sheltered from the impact of potentially slowing earnings.

We hope you find the Report informative. As always, we very much appreciate your continued support of the Fund.

Sincerely,

/s/ Harold J. Schaaff, Jr.

Harold J. Schaaff, Jr.
PRESIDENT

July 2000


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                                       3
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[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
PERFORMANCE SUMMARY (UNAUDITED)
JUNE 30, 2000
--------------------------------------------------------------------------------

                                                                 YEAR-TO-DATE                          ONE YEAR
                                      INCEPTION DATES            TOTAL RETURN                        TOTAL RETURN
                                     -----------------  --------------------------------   ----------------------------------
                                                                             COMPARABLE                           COMPARABLE
                                     CLASS A   CLASS B  CLASS A  CLASS B      INDICES      CLASS A   CLASS B       INDICES
                                     -------   -------  -------  -------   -------------   -------   -------     ------------
GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS:
  Active International Allocation     1/17/92   1/02/96   -6.80%   -6.87%   -4.06%   (1)    14.41%    14.07%     17.16%   (1)
  Asian Equity                        7/01/91   1/02/96   -9.73    -9.68   -14.15    (2)    13.31     13.04      -4.55    (2)
  Asian Real Estate                  10/01/97  10/01/97  -10.89   -10.97   -10.77    (3)   -14.59    -14.90     -13.87    (3)
  Emerging Markets                    9/25/92   1/02/96   -4.77    -4.89    -7.99    (4)    37.25     36.87       9.47    (4)
  European Equity                     4/02/93   1/02/96    2.78     2.58    -3.08    (5)    14.03     13.70      15.10    (5)
  European Real Estate               10/01/97  10/01/97    4.69     4.46     2.25    (6)    -0.66     -0.96      -1.05    (6)
  Global Equity                       7/15/92   1/02/96    3.77     3.68    -2.56    (7)     3.96      3.75      12.19    (7)
  International Equity                8/04/89   1/02/96    8.00     7.81    -4.06    (1)    18.23     17.96      17.16    (1)
  International Magnum                3/15/96   3/15/96   -2.28    -2.43    -4.06    (1)    15.07     14.78      17.16    (1)
  International Small Cap            12/15/92        --    5.03       --     5.45    (8)    27.32        --      10.72    (8)
  Japanese Equity                     4/25/94   1/02/96    3.26     3.19    -5.37    (9)    33.63     33.42      26.62    (9)
  Latin American                      1/18/95   1/02/96   -0.71    -0.88    -3.75   (10)    22.33     22.15      16.71   (10)
U.S. EQUITY PORTFOLIOS:
  Equity Growth                       4/02/91   1/02/96    6.14     6.06    -0.42   (11)    28.56     28.38       7.25   (11)
  Focus Equity                        3/08/95   1/02/96    6.45     6.31    -0.42   (11)    25.71     25.38       7.25   (11)
  Small Company Growth               11/01/89   1/02/96   18.62    18.52     1.23   (12)    80.64     80.22      28.39   (12)
  Technology                          9/16/96   9/16/96   18.27    18.14    -2.54   (13)   114.23    113.82      47.65   (13)
  U.S. Equity Plus                    7/31/97   7/31/97   -2.19    -2.27    -0.42   (11)     5.10      4.85       7.25   (11)
  U.S. Real Estate                    2/24/95   1/02/96   14.66    14.56    13.19   (14)     3.61      3.36       3.03   (14)
  Value Equity                        1/31/90   1/02/96    2.88     2.82    -0.42   (11)    -5.21     -5.43       7.25   (11)
FIXED INCOME PORTFOLIOS:
  Emerging Markets Debt               2/01/94   1/02/96    7.00     6.93     6.95   (15)    24.06     23.42      20.74   (15)
  Fixed Income                        5/15/91   1/02/96    3.34     3.29     3.99   (16)     3.92      3.24       4.57   (16)
  Global Fixed Income                 5/01/91   1/02/96   -0.80    -0.89     0.41   (17)    -0.29     -0.49       2.70   (17)
  High Yield                          9/28/92   1/02/96   -2.15    -2.25    -0.84   (18)     1.26      0.94      -0.40   (18)
MONEY MARKET PORTFOLIOS:
  Money Market                       11/15/88        --      --       --       --              --        --         --
  Municipal Money Market              2/10/89        --      --       --       --              --        --         --
-----------------------------------------------------------------------------------------------------------------------------

                                      YIELD INFORMATION AS OF JUNE 30, 2000
                                      -------------------------------------
                               30 DAY
                           CURRENT YIELD++                              7 DAY     7 DAY    30 DAY      30 DAY
                           ---------------                             CURRENT  EFFECTIVE  CURRENT   COMPARABLE
                          CLASS A  CLASS B                              YIELD+    YIELD+   YIELD++     YIELD
                          -------  -------                             -------  ---------  -------   ----------
  FIXED INCOME PORTFOLIOS:                    MONEY MARKET PORTFOLIOS:
    Emerging Markets Debt    14.58%    14.31%   Money Market               6.14%     6.12%    6.07%     5.86%(19)
    Fixed Income              6.90      6.75    Municipal Money Market     3.86      3.89     3.63      3.58 (20)
    Global Fixed Income       4.69      4.54
    High Yield               12.36     12.10


 + The 7 day current yield and 7 day effective yield assume an annualization of the current yield with all dividends reinvested. As with all money market portfolios, yields will fluctuate as market conditions change and the 7 day yields are not necessarily indicative of future performance.
++ The current 30 day yield reflects the net investment income generated by the Portfolio over a specified 30 day period expressed as an annual percentage. Expenses accrued for the 30 day period include any fees charged to all shareholders. Yields will fluctuate as market conditions change and are not necessarily indicative of future performance.


--------------------------------------------------------------------------------

                                                      FIVE YEAR                        TEN YEAR
                                             AVERAGE ANNUAL TOTAL RETURN      AVERAGE ANNUAL TOTAL RETURN
                                             ---------------------------      ---------------------------
                                                             COMPARABLE                       COMPARABLE
                                              CLASS A          INDICES         CLASS A          INDICES
                                             ---------      ------------      ---------      ------------
GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS:
  Active International Allocation                  13.94%     11.33%  (1)             --          --
  Asian Equity                                     -5.00      -3.76   (2)             --          --
  Asian Real Estate                                   --         --                   --          --
  Emerging Markets                                  8.44       0.99   (4)             --          --
  European Equity                                  12.06      18.45   (5)             --          --
  European Real Estate                                --         --                   --          --
  Global Equity                                    14.76      17.07   (7)             --          --
  International Equity                             16.75      11.33   (1)          12.85%       7.95%  (1)
  International Magnum                                --         --                   --          --
  International Small Cap                          12.26       0.40   (8)             --          --
  Japanese Equity                                  13.75       2.61   (9)             --          --
  Latin American                                   18.46       9.75  (10)             --          --
U.S. EQUITY PORTFOLIOS:
  Equity Growth                                    29.08      23.80  (11)             --          --
  Focus Equity                                     32.16      23.80  (11)             --          --
  Small Company Growth                             32.24      15.80  (12)          20.19       13.26  (12)
  Technology                                          --         --                   --          --
  U.S. Equity Plus                                    --         --                   --          --
  U.S. Real Estate                                 14.55       9.58  (14)             --          --
  Value Equity                                     16.69      23.80  (11)          13.98       17.80  (11)
FIXED INCOME PORTFOLIOS:
  Emerging Markets Debt                            12.76      15.67  (15)             --          --
  Fixed Income                                      6.10       6.25  (16)             --          --
  Global Fixed Income                               3.80       3.74  (17)             --          --
  High Yield                                        9.33       6.68  (18)             --          --
MONEY MARKET PORTFOLIOS:
  Money Market                                        --         --                   --          --
  Municipal Money Market                              --         --                   --          --
------------------------------------------------------------------------------------------------------------------------
                                                                       SINCE INCEPTION
                                                                    AVERAGE ANNUAL TOTAL RETURN
                                                -------------------------------------------------------------
                                                                COMPARABLE                      COMPARABLE
                                                 CLASS A     INDICES-CLASS A      CLASS B     INDICES-CLASS B
                                                ---------    ---------------     ---------    ---------------
GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS:
  Active International Allocation                  10.64%       10.39%  (1)         12.30%       10.67%  (1)
  Asian Equity                                      7.31         7.77   (2)         -5.85        -4.38   (2)
  Asian Real Estate                                -8.56       -15.11   (3)         -8.88       -15.11   (3)
  Emerging Markets                                 11.83         7.70   (4)         10.39         1.39   (4)
  European Equity                                  15.32        17.61   (5)         12.81        18.58   (5)
  European Real Estate                              0.73         1.91   (6)          0.49         1.91   (6)
  Global Equity                                    16.42        15.04   (7)         14.65        16.42   (7)
  International Equity                             13.37         6.60   (1)         16.69        10.67   (1)
  International Magnum                             10.09        11.29   (1)          9.79        11.29   (1)
  International Small Cap                          14.66         4.89   (8)            --           --
  Japanese Equity                                   7.45         0.99   (9)         11.38         0.96   (9)
  Latin American                                   14.10         7.38  (10)         18.41        10.38  (10)
U.S. EQUITY PORTFOLIOS:
  Equity Growth                                    20.80        18.16  (11)         27.61        22.86  (11)
  Focus Equity                                     34.18        25.25  (11)         30.61        22.86  (11)
  Small Company Growth                             20.69        12.97  (12)         31.21        14.55  (12)
  Technology                                       67.02        37.31  (13)         66.69        37.31  (13)
  U.S. Equity Plus                                 14.44        17.18  (11)         14.22        17.18  (11)
  U.S. Real Estate                                 15.24        10.02  (14)         12.99         8.61  (14)
  Value Equity                                     13.53        18.17  (11)         15.28        22.86  (11)
FIXED INCOME PORTFOLIOS:
  Emerging Markets Debt                             9.05         9.79  (15)         10.26        13.37  (15)
  Fixed Income                                      7.22         7.46  (16)          5.09         5.54  (16)
  Global Fixed Income                               5.93         7.25  (17)          2.66         3.43  (17)
  High Yield                                       10.11         8.11  (18)          8.21         6.06  (18)
MONEY MARKET PORTFOLIOS:
  Money Market                                        --           --                  --           --
  Municipal Money Market                              --           --                  --           --
------------------------------------------------------------------------------------------------------------------------

INDICES:
(1)  MSCI EAFE (Europe, Australasia, and Far East)
(2)  MSCI All-Country Far East Free ex-Japan
(3)  GPR General Real Estate Securities Index - Far East
(4)  MSCI Emerging Markets Free
(5)  MSCI Europe
(6)  GPR General Real Estate Securities Index - Europe
(7)  MSCI World
(8)  MSCI EAFE Small Cap
(9)  MSCI Japan
(10) MSCI Emerging Markets Free Latin America
(11) S&P 500
(12) Russell 2000 Growth
(13) NASDAQ Composite
(14) National Association of Real Estate Investment Trusts (NAREIT) Equity Index
(15) J.P. Morgan Emerging Markets Global Bond
(16) Lehman Aggregate Bond
(17) J.P. Morgan Traded Global Bond
(18) CS First Boston High Yield
(19) IBC Money Fund Comparable Yield
(20) IBC Municipal Money Fund Comparable Yield


Past performance should not be construed as a guarantee of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Investments in the Money Market or Municipal Money Market Portfolios are neither insured nor guaranteed by the Federal Deposit Insurance Corporation. Although the Money Market and Municipal Money Market Portfolios seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these portfolios. Please read the Portfolios' prospectuses carefully before you invest or send money.


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                                       5
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[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
------------------------------------------------------------------------------
INVESTMENT OVERVIEW
------------------------------------------------------------------------------
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 2000)
--------------------------------------------

                             [CHART]

Australia                     (1.2%)
Austria                       (0.2%)
Belgium                       (0.1%)
Brazil                        (1.1%)
Finland                       (2.5%)
France                        (9.1%)
Germany                       (7.9%)
Hong Kong                     (0.4%)
India                         (0.4%)
Italy                         (3.2%)
Japan                        (22.9%)
South Korea                   (0.9%)
Netherlands                   (6.7%)
Portugal                      (0.5%)
Singapore                     (2.1%)
Spain                         (2.7%)
Sweden                        (3.2%)
Switzerland                   (5.5%)
United Kingdom               (14.2%)
Other                        (15.2%)

Of the amount shown above as "Other", a significant portion represents cash equivalents required under regulations to be held as collateral relating to investments in futures contracts.


PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) EAFE INDEX(1)
------------------------------------------

                                        TOTAL RETURNS(2)
                                     -------------------------
                                             AVERAGE    AVERAGE
                                              ANNUAL    ANNUAL
                                      ONE      FIVE      SINCE
                             YTD      YEAR    YEARS    INCEPTION
                            ------   ------  -------   ---------
PORTFOLIO -- CLASS A        -6.80%   14.41%   13.94%     10.64%
PORTFOLIO -- CLASS B        -6.87    14.07      N/A      12.30
INDEX -- CLASS A            -4.06    17.16    11.33      10.39
INDEX -- CLASS B            -4.06    17.16      N/A      10.67

1. The MSCI EAFE Index is an unmanaged index of common stocks in Europe, Australasia and the Far East.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


The Active International Allocation Portfolio invests in international equity markets, with emphasis placed upon countries and sectors, rather than stock selection. This approach reflects our belief that a diversified selection of securities representing exposure to countries and sectors that we find attractive provides an effective way to maximize the return potential and minimize the risk associated with international investing. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

For the six months ended June 30, 2000, the Portfolio had a total return of -6.80% for the Class A shares and -6.87% for the Class B shares compared to -4.06% for the Morgan Stanley Capital International (MSCI) EAFE Index (the "Index"). For the one year ended June 30, 2000, the Portfolio had a total return of 14.41% for the Class A shares and 14.07% for the Class B shares compared to 17.16% for the Index. For the five-year period ended June 30, 2000, the average annual total return for the Class A shares was 13.94% compared to 11.33% for the Index. For the period from inception on January 17, 1992 through June 30, 2000, the average annual total return for the Class A shares was 10.64% compared to 10.39% for the Index. For the period from inception on January 2, 1996 through June 30, 2000, the average annual total return for the Class B shares was 12.30% compared to 10.67% for the Index.

OVERALL PERFORMANCE REVIEW
The first half of 2000 was exceedingly volatile for global markets. In the last weeks of the first quarter there was a dramatic rotation from the technology, media and telecom (TMT) sectors to the "old economy" stocks. This led the MSCI EAFE Value Index to outperform the MSCI EAFE Growth Index in March. This was in sharp contrast to the performance in January - February period when EAFE Growth (-0.4%) strongly outpaced EAFE Value (-7.5%). These formerly high-flying TMT sectors continued to sell off until the third week of May, and during this period the more defensive sectors such as health care, food and utilities were strong performers. Since then, the market has been choppy with some TMT rising back sharply.

PERFORMANCE ATTRIBUTION
The main drivers of our performance from country selection were an underweight to the U.K., Hong Kong, and Ireland and our overweights to Germany and the Netherlands. Detracting from returns were our above Index weight in Japan, Spain and Singapore and our underweights to Australia and Italy. Our significant underweight (half of the Index weight) to the diversified telecommunications sector
--------------------------------------------------------------------------------
THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE AS MEASURED BY THE MSCI EAFE INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

------------------------------------------------------------------------------
Active International Allocation Portfolio
                                       6

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[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
------------------------------------------------------------------------------
INVESTMENT OVERVIEW
------------------------------------------------------------------------------
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO (CONT.)

added roughly 70 basis points to relative returns as these stocks were sold very heavily in the second quarter, (-21.6%). During the second quarter, we deployed a portion of our cash into our energy sector tilt, particularly integrated oils, which added to relative returns.

PORTFOLIO REVIEW AND OUTLOOK
We believe we are at an inflection point in global economic growth. MSDW economists have stopped raising their forecasts and believe that global economic growth is peaking. However, any improvement in the gloomy outlook for Japan would positively impact global growth and estimates for Latin America and Non-Japan Asia are still being revised upwards. The key for global markets is the outlook for inflation and higher commodity prices and wage rates are a large source of price pressures and difficult to arrest.

However, with the latest batch of U.S. economic data and anecdotal evidence, the burden of proof is shifting to those who believe that the U.S. economy and inflation are going to reaccelerate again and that the Fed has considerably more work to do. The odds of a summer rally have risen. Next year's prognosis for U.S. earnings growth will be negatively impacted by accelerating labor costs and slowing top-line growth but increased pricing power and a weaker dollar should be supportive.

Conversely Japan's economy continues to bounce along the bottom, with recent statistics being only mildly encouraging. Though business plans in the Tankan survey were disappointing, the rise in sentiment measures was encouraging. A rise in automobile sales (8.5%) was the fourth monthly rise in a row, and NTT doubled its earnings forecast because of surging Internet usage. However, the elections were totally uninspiring, healthy skepticism abounds and foreign investors reduced their holdings during the second quarter.

We think that the perception that Japanese restructuring is not progressing is misplaced. The pace is similar to that achieved in the earliest stages of European restructuring. For example, labor force reduction appears to be moving at 2% a year for the largest blue chips, which puts Japan on course for a seven-year total reduction of 15% in listed-company labor force, the same pace as that set by Europe in 1990-97. Importantly the public outcry over a proposed government bail out of Sogo, the bankrupt retailer, seems to have forced the government to step back from its old convoy system of bailing out the weak.

In Europe our economists have cut their 2001 economic growth forecasts by 0.5% to 3.0% to reflect the impact of higher oil prices. Our 2001 earnings per share forecast is 13% with earnings revisions trends probably peaking in the third quarter. The possible staunching of the dramatic flows from Europe into NASDAQ could be a powerful impetus to European equity and euro performance.

Our major strategy in Europe is our underweight allocation to the diversified telecommunications. These stocks remain expensive relatively and face extreme competitive pressures. The fundamentals have improved with the likelihood of sharply lower 3G license costs, but the incumbents still face significant investment costs and uncertain growth and revenues. Although down significantly from their first quarter highs (-32.3%), most of these names are still up sharply for the 12-month period (+31.2%) and trade at price-to-earnings above 50.

We believe that Asia ex-Japan could be the major beneficiary of a summer rally in global equity markets. We are overweight and focused on Singapore, Hong Kong and Korea. Singapore has been an incredibly lousy market this year (-22.7%), but the fundamentals are great. Our economist predicts GDP growth of around 7% for the year with inflation at less than 2%. The market is about as cheap as markets get these days at 18.5 times this year's earnings and only 2 times book value. Korea is cheap and offers attractively priced technology exposure. In Hong Kong, we moved from a below Index position in the first half to overweight recently, due to the perceived end of interest rates increases that has inspired investors to cover their underweight positions in the bank and property stocks. The news from China is decidedly positive as extolled by Stephen Roach (Morgan Stanley Dean Witter's Chief Economist) after his recent trip: the economy is on the mend, the winds of World Trade Organization accession are at its back and the first tranche of reforms are starting to work.

In sum, we are agnostic, but are fully invested. The major risks to equity markets are a steep decline in the U.S. dollar, downward earnings revisions, and tightening liquidity (M3 and M1 growth have slowed faster than expected and August/September could see the ECB tighten and the Bank of Japan end the zero interest rate policy (ZIRP)). The Portfolio is defensively positioned with overweight allocations to utilities, European real estate, foods, and pharmaceuticals. Our sole cyclical holding is our overweight allocation to oil and gas. While oil has largely has been a supply/demand story, we believe that the reporting by U.S. companies of the second quarter results in late July could be the catalyst for a re-rating of the sector.

Ann D. Thivierge
PORTFOLIO MANAGER

Barton M. Biggs
PORTFOLIO MANAGER

July 2000


------------------------------------------------------------------------------
                                     Active International Allocation Portfolio
                                       7

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
------------------------------------------------------------------------------
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO
------------------------------------------------------------------------------

                                                                          VALUE
         SHARES                                                           (000)
--------------------------------------------------------------------------------
COMMON STOCKS (84.3%)
  AUSTRALIA (1.1%)
         25,992   Amcor Ltd. .................................... $           91
         38,429   AMP Ltd. ......................................            390
         22,116   Australian Gas Light Co., Ltd. ................            131
          8,731   Brambles Industries Ltd. ......................            268
         45,039   Broken Hill Proprietary Co., Ltd. .............            531
         25,593   Coca Cola Amatil Ltd. .........................             50
         44,207   Coles Myer Ltd. ...............................            169
      (a)10,645   Commonwealth Bank Of Australia ................            176
          4,239   CSL Ltd. ......................................             84
          5,025   F.H. Faulding & Co., Ltd. .....................             25
         70,841   Fosters Brewing Group Ltd. ....................            199
         57,183   General Property Trust ........................             92
         48,799   Goodman Fielder Ltd. ..........................             36
          5,562   ICI Australia Ltd. ............................             25
         10,913   Leighton Holdings Ltd. ........................             35
         21,779   Lend Lease Corp., Ltd. ........................            277
         15,310   Mayne Nickless Ltd. ...........................             31
         56,478   National Australia Bank Ltd. ..................            941
         75,072   News Corp., Ltd. ..............................          1,031
         57,258   Normandy Mining Ltd. ..........................             31
         18,869   North Ltd. ....................................             44
         41,844   Pacific Dunlop Ltd. ...........................             37
       (a)8,663   PaperlinX Ltd. ................................             16
         16,658   QBE Insurance Group Ltd. ......................             81
          5,219   Rio Tinto Ltd. ................................             86
         43,961   Santos Ltd. ...................................            134
         15,673   Schroders Property Fund .......................             22
         25,542   Southcorp Holdings Ltd. .......................             74
         13,009   Stockland Trust Group .........................             27
      (c)12,645   Suncorp-Metway Ltd. ...........................             65
         13,015   TABCORP Holdings Ltd. .........................             75
         56,589   Telstra Corp., Ltd. ...........................            229
          7,433   Wesfarmers Ltd. ...............................             59
         55,675   Westfield Trust ...............................            108
      (c)74,153   Westpac Banking Corp. .........................            534
         50,081   WMC Ltd. ......................................            224
         46,254   Woolworths Ltd. ...............................            170
                                                                  ---------------
                                                                           6,598
                                                                  ---------------
  AUSTRIA (0.2%)
        (a,c)72   Austria Mikro Systeme International AG ........              6
          1,273   Austria Tabakwerke AG .........................             47
          4,391   Bank Austria AG ...............................            214
            272   Bau Holding AG ................................             11
            529   BBag Oest Brau Beteiligungs AG ................             24
            596   Boehler-Uddeholm AG ...........................             21
             98   BWT AG ........................................             34
            408   EA-Generali AG ................................             66
          1,226   Flughafen Wein AG .............................             44
            120   Lenzing AG ....................................              7
            693   Mayr-Melnhof Karton AG ........................             33
          1,764   Oest Elektrizatswirts AG, Class A .............            181
          2,430   OMV AG ........................................            211
            865   VA Technologie AG .............................             45
          3,984   Wienerberger Baustoffindustrie AG .............             90
                                                                  ---------------
                                                                           1,034
                                                                  ---------------
  BELGIUM (0.1%)
          1,031   Electrabel S.A. ...............................            254
          1,300   UCB S.A. ......................................             48
                                                                  ---------------
                                                                             302
                                                                  ---------------
  BRAZIL (1.1%)
     42,236,351   Banco Bradesco ................................            274
  (a)38,494,000   Banco Bradesco (Preferred) ....................            335
      2,499,572   Banco Bradesco S.A. ...........................             22
      5,154,000   Banco Itau (Preferred) ........................            453
        252,000   Brahma (Preferred) ............................            214
     11,799,000   CEMIG (Preferred) .............................            206
     26,625,000   Centrais Eletricus Brasileras .................            546
         21,000   CIA Vale Do Rio Doce, Class A (Preferred) .....            593
      4,081,000   Cinoabgua Siderurgica Nacional ................            128
      6,081,000   Companhia Brasileira de Distribuicao Grupo
                    Pao de Acucar (Preferred) ...................            194
     13,236,000   Embratel (Preferred) ..........................            316
         34,670   Petrobras .....................................          1,007
         26,080   Petrobras (Preferred) .........................            788
         18,000   Souza Cruz S.A. ...............................            101
     13,385,000   Tele Centro Sul (Preferred) ...................            194
     15,237,152   Tele Norte Leste (Preferred) ..................            357
     12,616,000   Telecomunicacoes de Sao Paulo .................            138
     24,306,000   Telesp (Preferred) ............................            456
     11,506,658   Telesp Celular (Preferred) ....................            208
                                                                  ---------------
                                                                           6,530
                                                                  ---------------
  CANADA (0.0%)
           (a)1   Boliden Limited................................             --
                                                                  ---------------
  DENMARK (0.0%)
            600   Novo-Nordisk A/S, Class B .....................            102
                                                                  ---------------
  FINLAND (2.5%)
            749   Kesko Oyj .....................................              8
          4,989   Metra Oyj, Class B ............................             86
         12,968   Metso Oyj .....................................            156
     (a)243,091   Nokia Oyj .....................................         12,393
         67,130   Nordic Baltic Holding .........................            488
          7,446   Outokumpu Oyj .................................             71
          4,390   Oyj Hartwell Abp ..............................             88
            800   Pohjola Insurance Co., Class B ................             28
         17,597   Raisio Group plc ..............................             35
          7,755   Sampo Insurance Co., plc, Class A .............            314
          5,326   Sonera Oyj ....................................            242
          5,008   Tieto Corp. ...................................            167
         18,656   UPM-Kymmene Oyj ...............................            463
                                                                  ---------------
                                                                          14,539
                                                                  ---------------
  FRANCE (9.1%)
         10,728   Accor .........................................            439
      (a)56,711   Alcatel S.A. ..................................          3,716
         18,879   AXA ...........................................          2,971
      (a)15,855   Banque Nationale de Paris .....................          1,524
       (c)1,745   Bouygues ......................................          1,165
     (a,c)7,099   Canal Plus ....................................          1,192


   The accompanying notes are an integral part of the financial statements.
------------------------------------------------------------------------------
Active International Allocation Portfolio
                                       8


[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
------------------------------------------------------------------------------
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO (CONT.)
------------------------------------------------------------------------------

                                                                          VALUE
         SHARES                                                           (000)
--------------------------------------------------------------------------------
FRANCE (CONT.)
          4,331   Cap Gemini Sogeti ............................. $          762
         34,908   Carrefour .....................................          2,384
     (a,c)4,598   Casino Guichard-Perrachon .....................            425
       (a)5,585   Cie de Saint Gobain ...........................            754
             22   Coflexip ......................................              3
          5,492   Dassault Systemes S.A. ........................            512
          2,320   Eridania Beghin-Say ...........................            227
            475   Essilor International .........................            136
       (c)7,477   France Telecom ................................          1,044
          3,670   Gecina ........................................            392
         13,012   Groupe Danone .................................          1,725
          8,780   Immeubles de France ...........................            159
       (c)5,108   Klepierre .....................................            468
       (c)5,107   L'Air Liquide .................................            665
          3,346   L'OREAL .......................................          2,895
          2,343   Lafarge S.A. ..................................            182
          8,498   Lagardere S.C.A. ..............................            648
          5,116   LVMH Moet Hennessy Louis Vuitton ..............          2,108
          8,802   Lyonnaise des Eaux ............................          1,541
      (c)10,909   Michelin Compagnie Generale des
                    Establissements, Class B ....................            350
          4,985   Pechiney ......................................            208
          3,531   Pernod Ricard .................................            192
       (c)6,916   Pinault-Printemps-Re doute S.A. ...............          1,535
          2,605   PSA Peugeot Citroen ...........................            522
         44,054   Rhone-Poulenc, Class A ........................          3,212
         (a)214   Sagem .........................................            251
         34,396   Sanofi ........................................          1,637
          9,792   Schneider .....................................            682
          1,478   Silic .........................................            211
          4,777   Simco (RFD) ...................................            349
          3,836   Soceite BIC ...................................            188
          1,960   Societe Fonciere Lyonnaise ....................            206
      (a)15,412   Societe Generale, Class A .....................            926
          1,919   Sodexho Alliance ..............................            348
      (a)22,860   STMicroelectronics N.V. .......................          1,439
          9,567   Thomson CSF ...................................            376
         60,013   TotalFina, Class B ............................          9,193
          5,392   Unibail .......................................            746
      (c)15,266   Usinor Sacilor ................................            186
          5,284   Valeo .........................................            282
      (c)28,609   Vivendi .......................................          2,523
                                                                  ---------------
                                                                          53,599
                                                                  ---------------
  GERMANY (7.5%)
         18,858   Allianz AG ....................................          6,696
         35,750   BASF AG .......................................          1,449
      (c)40,150   Bayer AG ......................................          1,536
         22,370   Bayerische Vereinsbank AG .....................          1,462
         11,900   Beiersdorf AG .................................            988
          6,617   Continential AG ...............................            111
         59,234   DaimlerChrysler AG ............................          3,141
      (c)31,150   Deutsche Bank AG ..............................          2,601
         24,658   Deutsche Telekom ..............................          1,421
       (c)5,000   Douglas Holding AG ............................            146
         24,467   Dresdner Bank AG ..............................            990
      (c)78,049   E. On AG ......................................          3,759
          3,550   EM.TV & Merchandising AG ......................            210
          6,050   Fresenius Medical Care AG .....................            476
          3,850   Gehe AG .......................................            125
          3,200   Heidelberger Zement AG ........................            195
      (a)27,590   IVG Holding AG ................................            354
     (a,c)4,800   Karstadt Quelle AG ............................            133
          8,980   Linde AG ......................................            362
         12,000   Lufthansa AG ..................................            280
          8,000   MAN AG ........................................            248
          7,250   Merck KGaA ....................................            221
      (c)21,193   Metro AG ......................................            718
         13,057   Muechener Rueck AG (Registered) ...............          4,085
      (c)11,850   Preussag AG ...................................            381
         47,073   RWE AG ........................................          1,596
      (c)14,241   SAP AG ........................................          2,152
          7,650   Schering AG ...................................            416
         44,183   Siemens AG ....................................          6,608
      (a)33,100   Thyssen Krupp AG ..............................            526
      (c)19,080   Volkswagen AG .................................            733
       (a)5,400   WCM Beteiligungs & Grundbesi ..................            125
                                                                  ---------------
                                                                          44,244
                                                                  ---------------
  HONG KONG (0.4%)
         18,210   Bank of East Asia Ltd. ........................             42
         63,000   CLP Holdings Ltd. .............................            293
         27,000   Hang Lung Development Co. .....................             21
         27,400   Hang Seng Bank Ltd. ...........................            260
        164,570   Hong Kong & China Gas Co., Ltd. ...............            185
         12,000   Hong Kong & Shanghai Hotel Ltd. ...............              7
         24,966   Hong Kong Telecommunications Ltd. .............             55
         19,200   Hopewell Holdings Ltd. ........................              8
         57,200   Hutchison Whampoa Ltd. ........................            719
         15,315   Hysan Development Co., Ltd. ...................             16
        109,027   New World Development Co., Ltd. ...............            122
         27,000   Shangri-La Asia Ltd. ..........................             32
         45,950   Sino Land Co. .................................             16
         54,000   South China Morning Post Holdings Ltd. ........             42
         31,000   Sun Hung Kai Properties Ltd. ..................            223
         20,500   Swire Pacific Ltd., Class A ...................            120
          6,000   Television Broadcasts Ltd. ....................             40
         30,600   Wharf Holdings Ltd. ...........................             55
                                                                  ---------------
                                                                           2,256
                                                                  ---------------
  INDIA (0.4%)
          7,500   Cipla Ltd. ....................................            145
         54,250   Container Corp. of India Ltd. .................            209
         13,000   Hero Honda Motors Ltd. ........................            287
         86,000   Housing Development Finance Corp., Ltd. .......            490
          3,100   Infosys Technology Ltd. .......................            578
         47,500   Tata Engineering & Locomotive Co., Ltd. .......            131
         28,500   Tata Tea Ltd. .................................            212
         47,000   Titan Industries Ltd. .........................             68
                                                                  ---------------
                                                                           2,120
                                                                  ---------------
  ITALY (3.2%)
      (c)72,913   Assicurazioni Generali S.p.A. .................          2,497


   The accompanying notes are an integral part of the financial statements.
------------------------------------------------------------------------------
                                     Active International Allocation Portfolio
                                       9


[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
------------------------------------------------------------------------------
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO (CONT.)
------------------------------------------------------------------------------

                                                                          VALUE
        SHARES                                                            (000)
--------------------------------------------------------------------------------
ITALY  (CONT.)
      (c)11,972   Autogrill S.p.A. .............................. $          128
     (c)166,392   Banca di Roma .................................            204
       (a)1,237   Banca Intesa ..................................              2
        133,770   Banco Ambrosiano Veneto S.p.A. ................            598
         14,615   Banco Popolare di Milano ......................            105
      (c)97,182   Benetton Group S.p.A. .........................            203
       (c)4,000   Cartiere Burgo ................................             38
     (c)176,781   Credito Italiano S.p.A. .......................            845
   (a,c)508,715   Enel S.p.A. ...................................          2,251
     (c)695,090   ENI S.p.A. ....................................          4,011
    (a,c)10,965   Fiat S.p.A. ...................................            284
         25,616   Impregilo S.p.A. ..............................             15
         52,544   Instituto Bancario San Paolo di Torino ........            932
      (c)41,064   Italgas .......................................            181
            343   Marzotto (Gaetano) & Figli S.p.A. .............              3
      (c)72,258   Mediaset S.p.A. ...............................          1,103
         23,319   Mediobanca S.p.A. .............................            240
    (a,c)27,627   Olivetti S.p.A. ...............................            100
     (c)108,378   Parmalat Finanziaria S.p.A. ...................            153
     (c)136,776   Pirelli S.p.A. ................................            359
         35,762   R.A.S. S.p.A. .................................            392
          7,422   Reno de Medici S.p.A. .........................             15
      (a)13,088   Rinascente S.p.A. .............................             74
       (a)4,256   Sai-Soc Assic Industriale .....................             75
         11,259   Sirti S.p.A. ..................................             19
      (c)21,621   Snia BPD S.p.A. ...............................             22
     (c)280,972   Telecom Italia Mobile S.p.A. ..................          2,868
         66,804   Telecom Italia Mobile S.p.A. (RNC) ............            336
      (c)27,040   Telecom Italia S.p.A. .........................            371
          3,040   Telecom Italia S.p.A. (RNC) ...................             20
                                                                  ---------------
                                                                          18,444
                                                                  ---------------
JAPAN (22.9%)
          9,200   Acom Co., Ltd. ................................            773
          3,090   Advantest Corp. ...............................            688
         83,400   Ajinomoto Co., Inc. ...........................          1,069
          1,000   Alps Electric Co. .............................             19
        175,900   Asahi Bank Ltd. ...............................            739
         30,000   Asahi Breweries Ltd. ..........................            359
         93,000   Asahi Chemical Industry Co., Ltd. .............            657
        133,800   Asahi Glass Co., Ltd. .........................          1,494
      (c)28,000   Bank of Fukuoka ...............................            190
        108,800   Bank of Yokohama Ltd. .........................            487
         12,700   Benesse Corp. .................................            879
         56,000   Bridgestone Corp. .............................          1,184
         25,600   Canon, Inc. ...................................          1,273
         52,800   Casio Computer Co., Ltd. ......................            592
            136   Central Japan Railway Co. .....................            769
      (c)29,600   Chugai Pharmaceuticals Co., Ltd. ..............            559
    (a,c)33,160   Chuo Mitsui Trust & Banking Co., Ltd. .........            144
          3,300   Credit Saison Co., Ltd. .......................             76
            300   CSK Corp. .....................................              9
      (a)64,600   Dai Nippon Printing Co., Ltd. .................          1,137
      (c)75,600   Daiei, Inc. ...................................            283
          6,000   Daiichi Pharmaceutical Co. Ltd. ...............            152
          4,600   Daikin Industries Ltd. ........................            107
        188,000   Daiwa Bank Ltd. ...............................            487
         60,600   Daiwa House Industry Co., Inc. ................            442
         84,000   Daiwa Securities Co., Ltd. ....................          1,108
         35,600   Denso Corp. ...................................            865
            298   East Japan Railway Co. ........................          1,729
         39,800   Ebara Corp. ...................................            539
         12,000   Eisai Co., Ltd. ...............................            384
         17,000   Fanuc Ltd. ....................................          1,728
        214,000   Fuji Bank .....................................          1,625
         43,000   Fuji Photo Film Ltd. ..........................          1,758
          2,900   Fuji Soft ABC, Inc. ...........................            172
         53,200   Fujitsu Ltd. ..................................          1,839
      (c)47,800   Furukawa Electric Co., Ltd. ...................            997
         24,000   Gunma Bank Ltd. ...............................            124
            100   Hirose Electric Co., Ltd. .....................             16
         94,000   Hitachi Ltd. ..................................          1,355
         40,000   Honda Motor Co., Ltd. .........................          1,360
          2,000   Hoya Corp. ....................................            179
        185,000   Industrial Bank of Japan ......................          1,401
         29,000   Ito-Yokado Co., Ltd. ..........................          1,743
          1,000   Itochu Corp. ..................................              5
         51,000   Japan Airlines Co., Ltd. ......................            194
         14,000   Japan Energy Corp. ............................             15
             98   Japan Tobacco, Inc. ...........................            860
         21,600   Joyo Bank Ltd. ................................             83
         27,800   Jusco Co., Ltd. ...............................            526
            200   Kadokawa Shoten Publishing Co., Ltd. ..........             20
     (c)119,400   Kajima Corp. ..................................            380
          5,000   Kaneka Corp. ..................................             55
         87,900   Kansai Electric Power Co., Ltd. ...............          1,572
         62,000   Kao Corp. .....................................          1,892
         39,000   Kawasaki Heavy Industries Ltd. ................             60
        138,000   Kawasaki Steel Corp. ..........................            198
          6,000   Kinden Corp. ..................................             38
     (c)128,200   Kinki Nippon Railway Co., Ltd .................            519
        140,400   Kirin Brewery Co., Ltd. .......................          1,753
        105,400   Komatsu Ltd. ..................................            741
            600   Konami Co., Ltd. ..............................             38
        152,000   Kubota Corp. ..................................            551
          8,000   Kuraray Co., Ltd. .............................             92
          6,300   Kyocera Corp. .................................          1,068
         11,600   Kyowa Hakko Kogyo Co., Ltd. ...................            113
          1,000   Marubeni Corp. ................................              3
         20,000   Marui Co., Ltd. ...............................            382
        122,000   Matsushita Electric Industrial Co., Ltd. ......          3,161
       (c)4,000   Minebea Company, Ltd. .........................             50
        133,000   Mitsubishi Chemical Corp. .....................            545
         26,000   Mitsubishi Corp. ..............................            235
        171,800   Mitsubishi Electric Corp. .....................          1,858
         65,000   Mitsubishi Estate Co., Ltd. ...................            764
        323,000   Mitsubishi Heavy Industries Ltd. ..............          1,430
         77,400   Mitsubishi Materials Corp. ....................            316
         89,000   Mitsubishi Trust & Banking Co. ................            690
         29,800   Mitsui & Co., Ltd. ............................            227
          7,000   Mitsui Fire & Marine Insurance ................             34


   The accompanying notes are an integral part of the financial statements.
------------------------------------------------------------------------------
Active International Allocation Portfolio
                                      10


[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
------------------------------------------------------------------------------
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO (CONT.)
------------------------------------------------------------------------------

                                                                          VALUE
        SHARES                                                            (000)
--------------------------------------------------------------------------------
JAPAN (CONT.)
         40,400   Mitsui Fudosan Co., Ltd. ...................... $          438
      (c)45,800   Mitsukoshi Ltd. ...............................            203
          8,000   Murata Manufacturing Co., Ltd. ................          1,147
      (c)18,800   Mycal Corp. ...................................             64
         (c)700   NAMCO Ltd. ....................................             25
         43,400   NEC Corp. .....................................          1,362
      (c)38,600   NGK Insulators Ltd. ...........................            478
      (c)35,000   NGK Spark Plug Co., Ltd. ......................            541
       (c)4,800   Nichiei Co., Ltd. (Kyoto) .....................             79
       (c)3,100   Nidec Corp. ...................................            269
          1,000   Nikon Corp. ...................................             37
          9,300   Nintendo Corp., Ltd. ..........................          1,623
         74,800   Nippon Express Co., Ltd. ......................            459
         30,600   Nippon Meat Packers, Inc. .....................            447
        186,800   Nippon Oil Co., Ltd. ..........................            855
         15,000   Nippon Paper Industries Co. ...................            102
        589,000   Nippon Steel Co. ..............................          1,237
            256   Nippon Telegraph & Telephone Corp. (NTT) ......          3,401
        103,000   Nippon Yusen Kabushiki Kaisha .................            495
        147,600   Nissan Motor Co., Ltd. ........................            869
          2,500   Nissin Food Products Co. ......................             64
          2,000   Nitto Denko Corp. .............................             77
        129,000   Nomura Securities Co., Ltd. ...................          3,154
         10,000   NSK Ltd. ......................................             88
         34,000   Obayashi Corp. ................................            150
        129,400   Oji Paper Co., Ltd. (New) .....................            890
          4,000   Olympus Optical Co., Ltd. .....................             72
          2,000   Omron Corp. ...................................             54
         19,000   Onward Kashiyama Co., Ltd. ....................            258
          6,400   Oriental Land Co., Ltd. .......................            653
          3,940   Orix Corp. ....................................            581
     (c)210,600   Osaka Gas Co., Ltd. ...........................            605
         14,000   Pioneer Electric Corp. ........................            545
          7,600   Promise Co., Ltd ..............................            600
            100   Rohm Co., Ltd. ................................             29
        221,000   Sakura Bank Ltd. ..............................          1,526
         50,800   Sankyo Co., Ltd. ..............................          1,146
        155,000   Sanyo Electric Co., Ltd. ......................          1,393
         21,800   Secom Co., Ltd. ...............................          1,592
    (a,c)11,600   Sega Enterprises Ltd. .........................            178
          1,000   Sekisui Chemical Co. ..........................              4
         65,600   Sekisui House Co., Ltd ........................            606
         47,200   Sharp Corp. ...................................            834
            400   Shimamura Co.,  Ltd. ..........................             47
          8,200   Shimano, Inc. .................................            197
         80,600   Shimizu Corp. .................................            230
         13,000   Shin-Etsu Chemical Co., Ltd. ..................            659
         12,000   Shionogi & Co., Ltd. ..........................            228
         27,000   Shiseido Co., Ltd. ............................            417
         53,600   Shizuoka Bank Ltd. ............................            454
         13,000   Showa Shell Sekiyu K.K. .......................             64
      (c)16,000   Skylark Co., Ltd. .............................            632
          5,100   SMC Corp. .....................................            959
         (a)800   Softbank Corp. ................................            109
    (a,c)13,100   Softbank Corp. ................................          1,777
         43,800   Sony Corp. ....................................          4,085
     (c)205,000   Sumitomo Bank .................................          2,511
     (c)137,600   Sumitomo Chemical Co., Ltd. ...................            827
         18,400   Sumitomo Corp. ................................            207
         92,400   Sumitomo Electric Industries ..................          1,583
            400   Sumitomo Forestry Co., Ltd. ...................              3
          7,000   Sumitomo Marine & Fire Insurance Co., Ltd. ....             41
         40,800   Sumitomo Metal & Mining Co. ...................            192
      (a)67,000   Sumitomo Metal Industries .....................             46
        110,400   Taisei Corp., Ltd. ............................            177
         40,800   Taisho Pharmaceutical Co., Ltd. ...............          1,461
          8,000   Taiyo Yuden Co., Ltd. .........................            500
       (c)3,000   Takara Shuzo ..................................             75
        104,600   Takeda Chemical Industries ....................          6,859
          9,400   Takefuji Corp. ................................          1,134
         84,400   Teijin Ltd. ...................................            411
         22,000   Terumo Corp. ..................................            744
          5,000   The 77 Bank, Ltd. .............................             40
        298,000   The Bank of Tokyo-Mitsubushi Ltd. .............          3,596
         59,400   Tobu Railway Co., Ltd. ........................            170
         36,900   Tohoku Electric Power Co., Ltd. ...............            497
     (c)148,800   Tokai Bank Ltd. ...............................            733
        103,000   Tokio Marine & Fire Insurance Co., Ltd. .......          1,188
         17,000   Tokyo Broadcasting System, Inc. ...............            734
        123,000   Tokyo Electric Power Co. ......................          2,995
          4,000   Tokyo Electron Ltd. ...........................            547
        196,600   Tokyo Gas Co. .................................            552
      (c)63,400   Tokyu Corp. ...................................            313
         53,600   Toppan Printing Co., Ltd. .....................            567
         89,100   Toray Industries, Inc. ........................            361
         86,000   Toshiba Corp. .................................            970
          4,000   Tostem Corporation ............................             65
         58,600   Toto Ltd. .....................................            449
          3,000   Toyo Seikan Kaisha Ltd. .......................             56
        175,000   Toyota Motor Corp. ............................          7,963
     (c)107,400   Ube Industries Ltd. ...........................            336
          1,100   Uni-Charm Corp. ...............................             67
            500   World Co. Ltd. ................................             22
         35,000   Yamanouchi Pharmaceutical Co. .................          1,909
          5,000   Yamato Transport Co., Ltd. ....................            124
         17,000   Yokogawa Electric Corp. .......................            170
                                                                  ---------------
                                                                         134,241
                                                                  ---------------
  KOREA (0.9%)
         17,486   Hyundai Motor Co., Ltd. .......................            224
         28,260   Kookmin Bank ..................................            360
         26,355   Korea Electric Power Corp. ....................            818
         23,390   L.G. Chemical Ltd. ............................            468
          5,464   L.G. Securities ...............................            153
       (d)1,918   Pohang Iron & Steel Co., Ltd. .................            167
          6,694   Samsung Electro-Mechanics Co. .................            420
          5,160   Samsung Electronics Co. .......................          1,708
         57,222   Shinhan Bank ..................................            539
            630   SK Telecom Co., Ltd. ..........................            206
                                                                  ---------------
                                                                           5,063
                                                                  ---------------


   The accompanying notes are an integral part of the financial statements.
------------------------------------------------------------------------------
                                     Active International Allocation Portfolio
                                       11


[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
------------------------------------------------------------------------------
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO (CONT.)
------------------------------------------------------------------------------

                                                                          VALUE
         SHARES                                                           (000)
--------------------------------------------------------------------------------
  NETHERLANDS (6.7%)
         62,057   ABN Amro Holding N.V. ......................... $        1,519
         (a)272   Aegon N.V. ....................................             10
    (a,c)69,170   Aegon N.V. ....................................          2,459
          7,300   Akzo Nobel N.V. ...............................            310
          5,832   Buhrmann N.V. .................................            167
         37,970   Elsevier N.V. .................................            459
         12,243   Getronics NV ..................................            189
          5,521   Hagemeyer N.V. ................................            152
         30,097   Heineken N.V. .................................          1,830
         58,490   ING Groep N.V. ................................          3,950
         37,465   Koninklijke Ahold N.V. ........................          1,102
      (a)81,580   Koninklijke Philips Electronics N.V. ..........          3,844
       (a)1,515   Nedlloyd Groep N.V. ...........................             29
          2,722   Oce N.V. ......................................             44
      (a)16,575   Rodamco Continental Europe N.V. ...............            679
        294,276   Royal Dutch Petroleum Co. .....................         18,272
          6,678   Royal KPN N.V. ................................            298
          2,989   Stork N.V. ....................................             40
         29,848   TNT Post Group N.V. ...........................            804
         23,670   Uni Ivest N.V. ................................            298
      (c)55,775   Unilever N.V. .................................          2,556
          4,826   Vedior N.V. ...................................             60
         17,816   Wolters Kluwer N.V. ...........................            474
                                                                  ---------------
                                                                          39,545
                                                                  ---------------
  NORWAY (0.0%)
       (a)2,100   Petroleum Geo-Services A/S ....................             36
                                                                  ---------------
  PORTUGAL (0.5%)
      (c)74,502   Banco Commercial Portugues (Registered) .......            387
          9,030   Banco Espirito Santo e Comercial
                    de Lisboa (Registered) ......................            221
         60,305   Banco Portugues de Investimento (New) .........            213
         33,670   Brisa-Auto Estradas de Portugal S.A. ..........            290
          2,397   Cia de Seguros Tranquilidade (Registered) .....             76
          1,090   Cin-Corp Industrial Do Norte ..................              6
         (a)173   Corticeira Amorim .............................              2
         78,920   EDP-Electricidade de Portugal .................          1,432
            667   INAPA-Investimentos Participacoes e Gestao ....              4
       (a)9,119   Jeronimo Martins SGPS .........................            150
         11,996   Portucel Industrial-Empressa ..................             73
         11,972   Portugal Telecom ..............................            134
         (a)358   Sociedade de Construcoes Soares da Costa ......              1
     (a)103,880   Sonae SGPS S.A. ...............................            182
                                                                  ---------------
                                                                           3,171
                                                                  ---------------
SINGAPORE (2.1%)
        117,000   City Developments Ltd. ........................            454
          7,350   Creative Technology Ltd. ......................            177
         51,000   Cycle & Carriage Ltd. .........................            120
        222,441   DBS Group Holdings Ltd. .......................          2,859
        226,750   DBS Land Ltd. .................................            294
         52,000   First Capital Corp., Ltd. .....................             50
         56,800   Fraser & Neave Ltd. ...........................            202
     (c)148,000   Hotel Properties Ltd. .........................            132
     (c)141,750   Keppel Corp., Ltd. ............................            307
     (a)116,000   Neptune Orient Lines Ltd. (Foreign) ...........            107
        211,688   Oversea-Chinese Banking Corp. (Foreign) .......          1,458
         76,000   Parkway Holdings Ltd. .........................            194
        320,644   Sembcorp Industries Ltd. ......................            349
        212,000   Singapore Airlines Ltd. (Foreign) .............          2,099
         65,018   Singapore Press Holdings Ltd. .................          1,016
        528,000   Singapore Technologies Engineering Ltd. .......            776
        122,500   Singapore Telecommunications Ltd. .............            179
        274,000   United Industrial Corp., Ltd. .................            129
        173,328   United Overseas Bank Ltd. (Foreign) ...........          1,134
        106,000   United Overseas Land Ltd. .....................             95
         20,000   Venture Manufacturing (Singapore) Ltd. ........            204
                                                                  ---------------
                                                                          12,335
                                                                  ---------------
SPAIN (2.7%)
          4,236   Acerinox ......................................            122
       (c)4,981   ACS Actividades ...............................            140
      (a)14,239   Aguas de Barcelona ............................            190
      (c)21,489   Autopistas Concesionaria Espanola .............            187
          2,643   Azucarera Ebro Agricolas ......................             32
     (a)229,585   Banco Bilbao Vizcaya (Registered) .............          3,427
        195,003   Banco Santander ...............................          2,055
          7,137   Corporacion Financiera Alba ...................            188
       (c)5,977   Corporacion Mapfre ............................             76
         97,009   Endesa ........................................          1,877
       (a)7,584   Fomento Construction y Cantractas .............            143
         44,619   Gas Natural SDG S.A. ..........................            800
         14,276   Grupo Dragados, S.A. ..........................            102
         89,995   Iberdrola .....................................          1,159
         14,570   Imobiliaria Colonial S.A. .....................            195
         26,946   Inmobiliaria Metropolitana Vasco Central ......            452
      (a)24,739   Prima Immobiliaria S.A. .......................            253
        117,311   Repsol ........................................          2,333
       (a)7,936   SOL Melia S.A. ................................             89
      (a)27,598   Telefonica ....................................            592
    (a,c)18,386   Telepizza .....................................            103
         29,782   Union Electrica Fenosa ........................            538
             57   Uralita .......................................             --
     (c)103,645   Vallehermoso ..................................            618
            115   Viscofan Envolturas Celulosicas ...............              1
          3,981   Zardoya Otis ..................................             35
                                                                  ---------------
                                                                          15,707
                                                                  ---------------
SWEDEN (3.2%)
       (c)9,750   Atlas Copco AB, Class A .......................            188
          5,500   Atlas Copco AB, Class B .......................            103
         19,610   Castellum AB ..................................            211
         44,400   Drott AB, Class B .............................            478
         23,600   Electrolux AB, Series B .......................            365
         11,690   Fastighets AB Tornet ..........................            153
         27,250   ForeningsSparbanken AB ........................            398
         59,400   Hennes & Mauritz AB, Class B ..................          1,238
         14,400   JM AB .........................................            245
         (a)733   Netcom Systems AB, Class B ....................             54
          5,500   OM Gruppen AB .................................            246
          6,600   S.K.F. AB, Class B ............................            110
         21,100   Sandvik AB ....................................            442
         30,140   Securitas AB, Class B .........................            638


   The accompanying notes are an integral part of the financial statements.
------------------------------------------------------------------------------
Active International Allocation Portfolio
                                       12


[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
------------------------------------------------------------------------------
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO (CONT.)
------------------------------------------------------------------------------

                                                                          VALUE
         SHARES                                                           (000)
--------------------------------------------------------------------------------
  SWEDEN  (CONT.)
         78,600   Skandia Forsakrings AB ........................ $        2,075
         30,900   Skandinaviska Enskilda Banken, Class A ........            366
          9,600   Skanska AB, Class B ...........................            340
         16,300   Svenska Cellulosa AB, Class B .................            309
         33,200   Svenska Handelsbanken, Class A ................            481
          5,000   Svenskt Stal AB (SSAB), Series A ..............             50
          1,100   Swedish Match AB ..............................              3
        493,300   Telefonaktiebolaget LM Ericsson ...............          9,751
         10,900   Trelleborg AB, Class B ........................             76
          3,600   Volvo AB, Class A .............................             75
      (c)13,650   Volvo AB, Class B .............................            296
      (a)27,500   Wm-Data AB ....................................            151
                                                                  ---------------
                                                                          18,842
                                                                  ---------------
  SWITZERLAND (5.5%)
      (a)17,739   ABB AG ........................................          2,121
          1,145   Adecco ........................................            972
         (a)195   Alusuisse-Lonza Holdings Ltd. (Registered) ....            127
         11,400   CS Holding AG (Registered) ....................          2,265
            200   Georg Fischer AG ..............................             62
         (a)562   Givaudan ......................................            171
          3,730   Nestle (Registered) ...........................          7,457
          4,280   Novartis AG (Registered) ......................          6,772
             92   Roche Holding AG (Bearer) .....................            972
            470   Roche Holding AG (Registered) .................          4,570
             90   SAirgroup .....................................             15
             10   SGS Surveillance ..............................             17
            320   SMH AG (Bearer) ...............................            407
         (a)260   Sulzer AG (Registered) ........................            173
         (c)925   Swiss Reinsurance (Registered) ................          1,883
            490   Swisscom AG (Registered) ......................            170
      (a)17,198   UBS AG ........................................          2,517
            405   Valora Holding AG .............................            112
          2,970   Zurich Allied AG ..............................          1,466
                                                                  ---------------
                                                                          32,249
                                                                  ---------------
THAILAND (0.0%)
       (a)8,000   CMIC Finance & Securities PCL (Foreign) .......             --
      (a)18,600   General Finance & Securities PCL (Foreign) ....             --
    (a,d)34,700   Siam City Bank PCL (Foreign) ..................             --
                                                                  ---------------
                                                                              --
                                                                  ---------------
UNITED KINGDOM (14.2%)
         17,563   3I Group plc ..................................            361
         35,442   Abbey National plc ............................            424
         57,481   Allied Zurich plc .............................            679
         19,826   Amvescap plc ..................................            318
       (a)5,153   Anglian Water plc .............................             48
         34,654   Arjo Wiggins Appleton plc .....................            135
      (a)27,885   ARM Holdings Plc ..............................            297
         43,086   BAA plc .......................................            345
         35,568   Barclays plc ..................................            884
         26,934   Bass plc ......................................            303
     (a)201,773   BG plc ........................................          1,303
         27,906   BICC plc ......................................             32
         21,425   BOC Group plc .................................            308
         37,561   Boots Co. plc .................................            286
      1,896,916   BP Amoco plc ..................................         18,192
        116,202   British Aerospace plc .........................            724
        131,336   British American Tobacco plc ..................            876
        188,836   British Land Co. plc ..........................          1,157
         58,647   British Sky Broadcasting plc ..................          1,146
         44,131   British Telecommunications plc ................            570
        108,794   BTR plc .......................................            408
        112,160   Buford Holdings plc ...........................            165
         15,703   Burmah Castrol plc ............................            396
        155,328   Cadbury Schweppes plc .........................          1,020
      (a)90,221   Canary Wharf Finance plc ......................            506
          6,064   Capital Group plc .............................            148
          3,230   Capital Shopping Centers plc ..................             20
         38,691   Caradon plc ...................................             88
        234,343   Centrica plc ..................................            782
         36,580   Commercial Union plc ..........................            609
         24,892   Compass Group plc .............................            328
      (a)45,523   Corus Group plc ...............................             66
        240,037   Diageo plc ....................................          2,153
      (a)52,928   Dixons Group Plc ..............................            215
         25,553   EMI Group plc .................................            232
            550   Frogmore Estates plc ..........................              4
         53,336   GKN plc .......................................            680
        192,353   Glaxo Wellcome plc ............................          5,607
         62,987   Granada Group plc .............................            629
        257,960   Grantchester Holdings plc .....................            663
        112,090   Great Portland Estates plc ....................            395
         36,437   Great Universal Stores plc ....................            234
         59,928   Halifax plc ...................................            575
         43,530   Hammerson plc .................................            291
         52,339   Hays plc ......................................            292
        156,296   HSBC Holdings plc .............................          1,786
         28,216   Imperial Chemical Industries plc ..............            224
         55,049   Kingfisher plc ................................            501
         52,756   Ladbroke Group plc ............................            185
         69,346   Land Securities plc ...........................            829
         46,769   Lasmo plc .....................................             99
        226,127   Legal & General Group plc .....................            528
        127,636   Lloyds TSB Group plc ..........................          1,205
         11,700   Logica plc ....................................            277
         77,228   Marconi plc ...................................          1,005
        102,670   Marks and Spencer plc .........................            361
         13,917   MEPC plc ......................................            115
         20,586   MISYS plc .....................................            174
         30,777   National Grid Group plc .......................            243
         71,882   National Power plc ............................            458
         18,761   Nycomed Amersham plc ..........................            186
          1,636   Pearson plc ...................................             52
         28,680   Peninsular & Oriental Steam Navigation ........            246
         68,016   Pilkington plc ................................             97
         77,344   Prudential Corp. plc ..........................          1,133
          9,167   Psion plc .....................................             89
         17,776   Railtrack Group plc ...........................            276
         33,606   Rank Group plc ................................             78
         47,026   Reed International plc ........................            409
        121,637   Rentokil Initial plc ..........................            276


   The accompanying notes are an integral part of the financial statements.
------------------------------------------------------------------------------
                                     Active International Allocation Portfolio
                                      13


[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
------------------------------------------------------------------------------
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO (CONT.)
------------------------------------------------------------------------------

                                                                          VALUE
         SHARES                                                           (000)
--------------------------------------------------------------------------------
UNITED KINGDOM (CONT.)
         49,612   Reuters Group plc ............................. $          846
         23,488   Rexam plc .....................................             91
         21,061   Rio Tinto plc .................................            344
          4,913   Royal Bank of Scotland Group plc ..............             82
         71,113   Sainsbury (J) plc .............................            323
       (a)4,206   Schroders plc .................................             76
         83,982   Scottish Power plc ............................            711
         13,620   SEMA Group plc ................................            194
        102,790   Slough Estates plc ............................            569
         33,004   Smith & Nephew plc ............................            122
        323,045   Smithkline Beecham plc ........................          4,227
              1   Smiths Industries plc .........................             --
         29,686   Tate & Lyle plc ...............................            148
         19,311   Taylor Woodrow plc ............................             45
         83,214   Tesco plc .....................................            259
         26,206   Thames Water plc ..............................            339
         35,892   The Sage Group plc ............................            290
         19,353   TI Group plc ..................................            105
        210,141   Unilever plc ..................................          1,271
         26,840   United Utilities plc ..........................            266
      2,987,540   Vodafone Group plc ............................         12,066
          4,460   Wates City Of London Properties plc ...........              6
         22,642   WPP Group plc .................................            330
        100,625   Zeneca Group plc ..............................          4,696
                                                                  ---------------
                                                                          83,132
                                                                  ---------------
TOTAL COMMON STOCKS (Cost $473,799) .............................        494,089
                                                                  ---------------
PREFERRED STOCKS (0.5%)
  AUSTRALIA (0.1%)
         66,586   News Corp., Ltd. ..............................            802
                                                                  ---------------
  BRAZIL (0.0%)
         59,000   Aracruz Celulose (Preferred) ..................            114
                                                                  ---------------
  GERMANY (0.4%)
          1,600   RWE AG ........................................             44
         10,101   SAP AG ........................................          1,886
          3,250   Volkswagen AG .................................             77
                                                                  ---------------
                                                                           2,007
                                                                  ---------------
  HONG KONG (0.0%)
         12,500   Johnson Electric Holdings Ltd. ................            118
                                                                  ---------------
  ITALY (0.0%)
          2,110   Fiat S.p.A. ...................................             35
                                                                  ---------------
TOTAL PREFERRED STOCKS (Cost $2,829) ............................          3,076
                                                                  ---------------
      NO. OF
      RIGHTS
-----------------
RIGHTS (0.0%)
  GERMANY (0.0%)
         27,590   IVG Holding AG, expiring 6/30/00 ..............              1
                                                                  ---------------
  ITALY (0.0%)
        144,301   Banca Intesa S.p.A., expiring 6/30/00 .........              3
                                                                  ---------------
  PORTUGAL (0.0%)
         25,970   Sonae SGPS, expiring 8/01/00 ..................             18
                                                                  ---------------
TOTAL RIGHTS (Cost $--) .........................................             22
                                                                  ---------------

      NO. OF                                                               VALUE
     WARRANTS                                                              (000)
--------------------------------------------------------------------------------
WARRANTS (0.0%)
  FRANCE (0.0%)
         (a)455   Banque Nationale de Paris, expiring 7/01/02
                    (Cost $2) ................................... $            3
                                                                  ---------------
      FACE
     AMOUNT
     (000)
-----------------
FIXED INCOME SECURITIES (0.0%)
   FRANCE (0.0%)
$       136,400   Casino Guichard-Perrachon, Series XW,
                    4.50%, 07/12/01 .............................            128
                                                                  ---------------
   PORTUGAL (0.0%)
          (a)10   Jeronimo Martins SGPS,
                    Zero Coupon, 12/30/04 .......................              6
                                                                  ---------------
TOTAL FIXED INCOME SECURITIES (0.0%) (Cost $56) .................            134
                                                                  ---------------
TOTAL FOREIGN SECURITIES (84.8%) (Cost $476,686) ................        497,324
                                                                  ---------------
SHORT-TERM INVESTMENTS (20.5%)
   SHORT-TERM INVESTMENTS HELD AS COLLATERAL ON
      LOANED SECURITIES (6.7%)
            675   Abbey National Treasury Services, MTN,
                    6.51%, 08/04/00 .............................            675
          1,500   ABN Amro Bank, TD, 7.125%, 7/03/00 ............          1,500
          1,500   Allied Irish Bank, TD, 7.15%, 7/03/00 .........          1,500
            250   Abbey National Treasury Services, MTN,
                    6.52%, 08/04/00 .............................            250
            600   Baltimore Gas and Electric, MTN, 6.75%,
                    9/14/00 .....................................            600
          1,500   Banca Commerciale Italiano (London),
                    TD, 7.25%, 07/03/00 .........................          1,500
          1,500   Banco Santander S.A., TD, 7.125%,
                    7/03/00 .....................................          1,500
          1,500   Bank of Austria, TD, 7.25%, 7/03/00 ...........          1,500
          1,500   Banque Bruxelles Lambert, TD, 7.25%,
                    7/03/00 .....................................          1,500
          1,500   Bayerische Hypo-Und Vereinsbank, TD,
                    7.125%, 7/03/00 .............................          1,500
            250   Bayerische Landesbank, N.Y.,Yankee CD,
                    6.68%, 2/22/01 ..............................            250
            500   Bayerische Landesbank, N.Y., Yankee CD,
                    6.67%, 12/15/00 .............................            500
          1,250   Bear Stearns, Yankee CD, 6.72%, 5/04/01 .......          1,250
            650   BNP Paribas N.Y., Yankee CD, 6.53%,
                    1/08/01 .....................................            650
            675   Commerzbank AG, N.Y., Yankee CD, 6.55%,
                    1/08/01 .....................................            675
          1,749   CIT Group Holdings, MTN, 6.70%, 5/24/01 .......          1,749
          1,500   Citibank Corp.,TD, 7.125%, 7/03/00 ............          1,500
          1,500   Credit Agricole Indozuez, TD, 7.125%,
                    7/03/00 .....................................          1,500
          1,500   Credit Commerciale, TD, 7.125%, 7/03/00 .......          1,500
            625   Deutsche Bank N.Y., Yankee CD, 6.66%,
                    12/13/03 ....................................            625
            650   Dexia Bank N.Y., Yankee CD, 6.53%,
                    1/08/01 .....................................            650


   The accompanying notes are an integral part of the financial statements.
------------------------------------------------------------------------------
Active International Allocation Portfolio
                                      14


[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
------------------------------------------------------------------------------
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO (CONT.)
------------------------------------------------------------------------------

      FACE
     AMOUNT                                                                VALUE
     (000)                                                                 (000)
--------------------------------------------------------------------------------
   SHORT-TERM INVESTMENTS HELD AS COLLATERAL ON
      LOANED SECURITIES (CONT.)
$           400   Dresdner Bank, N.Y., Yankee CD,
                    6.67%, 7/24/00 .............................. $          400
          1,750   First Union Bank, CD, 6.68%, 2/20/01 ..........          1,750
          1,500   Fortis Bank, TD, 7.19%, 7/03/00 ...............          1,500
            801   General Motors Acceptance Corp., MTN,
                     6.78%, 12/15/00 ............................            801
          1,702   Goldman Sachs Group, L.P., MTN,
                     6.27%, 1/09/01 .............................          1,702
          1,500   Landesbank Baden Wuerttember, TD,
                     7.19%, 7/03/00 .............................          1,500
          2,337   Lehman Brothers, Inc., 7.075%, dated
                     6/30/00, due 7/03/00, to be repurchased at
                     $2,338, collateralized by U.S.
                     Government Agency Bonds, having
                     various rates and maturities, valued at
                     $2,384 (Cost $2,337) .......................          2,337
          1,750   Links Finance Corp., MTN, 6.65%, 5/21/01 ......          1,750
          1,199   Nordeutsche Landesbank, N.Y., Yankee CD,
                     6.76%, 2/26/01 .............................          1,199
          1,199   Svenska Handelsbank, N.Y., Yankee CD,
                     6.67%, 2/26/01 .............................          1,199
            600   Toyota Motor Credit Corp., MTN,
                     6.27%, 1/09/00 .............................            600
          1,500   Westdeutsche Landesbank G.C., TD,
                     7.125%, 7/03/00 ............................          1,500
                                                                  ---------------
TOTAL SECURITIES HELD FOR COLLATERAL ON LOANED
   SECURITIES ...................................................         39,112
                                                                  ---------------
REPURCHASE AGREEMENT (13.8%)
         80,746   Chase Securities, Inc., 6.15%, dated
                    6/30/00, due 7/03/00, to be repurchased
                    at $80,787, collateralized by U.S.
                    Treasury Bonds, having various rates
                    and maturity dates, valued at $83,358 .......         80,746
                                                                  ---------------
TOTAL SHORT-TERM INVESTMENTS (Cost $119,858) ....................        119,858
                                                                  ---------------
FOREIGN CURRENCY (0.1%)
AUD           2   Australian Dollar .............................              1
EUR         147   European Monetary Unit ........................            140
HKD         147   Hong Kong Dollar ..............................             19
INR         128   Indian Rupee ..................................              3
JPY      33,665   Japanese Yen ..................................            317
NOK          20   Norwegian Krone ...............................              2
SGD          37   Singapore Dollar ..............................             22
KRW      79,281   South Korean Won ..............................             71
SED         105   Swedish Krona .................................             12
                                                                  ---------------
TOTAL FOREIGN CURRENCY (Cost $588) ..............................            587
                                                                  ---------------
TOTAL INVESTMENTS (105.4%) (Cost $597,132) ......................        617,769
                                                                  ---------------

                                                                           AMOUNT
                                                                           (000)
---------------------------------------------------------------------------------
OTHER ASSETS (2.0%)
   Cash ............................................ $     2,243
   Receivable for Portfolio Shares Sold ............       7,670
   Net Unrealized Gain on Foreign Currency
     Exchange Contracts ............................         505
   Dividends Receivable ............................         475
   Receivable for Investments Sold .................         309
   Foreign Withholding Tax Reclaim Receivable ......         291
   Interest Receivable .............................          53
   Other ...........................................          17  $       11,563
                                                     ------------
LIABILITIES (-7.4%)
   Collateral on Securities Loaned .................     (39,112)
   Payable for Portfolio Shares Redeemed ...........      (1,507)
   Net Payable for Variation on Futures Contracts ..      (1,406)
   Investment Advisory Fees Payable ................        (760)
   Custodian Fees Payable ..........................        (112)
   Administrative Fees Payable .....................         (85)
   Directors' Fees and Expenses Payable ............         (25)
   Distribution Fees Payable .......................         (22)
   Payable for Investments Purchased ...............          (1)
   Other Liabilities ...............................         (65)        (43,095)
                                                     ------------ ---------------
NET ASSETS (100%) ............................................... $      586,237
                                                                  ===============
NET ASSETS CONSIST OF:
Paid in Capital ................................................. $      505,602
Undistributed Net Investment Income .............................          2,903
Accumulated Net Realized Gain ...................................         58,095
Unrealized Appreciation on Investments, Foreign Currency
   Translations and Futures Contracts ...........................         19,637
                                                                  ---------------
NET ASSETS ...................................................... $      586,237
                                                                  ===============
CLASS A:
NET ASSETS ...................................................... $      558,195
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE
   Applicable to 41,999,328 outstanding $0.001 par value
       shares (authorized 500,000,000 shares) ................... $        13.29
                                                                  ===============
CLASS B:
NET ASSETS ...................................................... $       28,042
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE
   Applicable to 2,089,287 outstanding $0.001 par value
      shares (authorized 500,000,000 shares) .................... $        13.42
                                                                  ===============


   The accompanying notes are an integral part of the financial statements.
------------------------------------------------------------------------------
                                     Active International Allocation Portfolio
                                      15


[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
------------------------------------------------------------------------------
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO (CONT.)
------------------------------------------------------------------------------


--------------------------------------------------------------------------------
(a) -- Non-income producing security
(c) -- All or a portion of security on loan at June 30, 2000 -- See Note
       A-9 to financial statements.
(d) -- Security valued at fair value -- See Note A-1 to financial statements.
CD  -- Certificate of Deposit
MTN -- Medium Term Note
NCS -- Non-Convertible Shares
PCL -- Public Company Limited
RFD -- Ranked for Dividend
RNC -- Non-Convertible Savings Shares
TD  -- Time Deposit
--------------------------------------------------------------------------------
FUTURES CONTRACTS:
At June 30, 2000, the following futures contracts were open:


                                                                       NET
                                                                    UNREALIZED
                            NUMBER      NOTIONAL                   APPRECIATION
                              OF          VALUE      EXPIRATION   (DEPRECIATION)
                          CONTRACTS       (000)         DATE          (000)
                          ---------     --------     ----------   --------------
LONG:

Aust All Ord. (Australia)      17      U.S.$    856    Sept-00         $    29
CAC 40 Index (France)         340      U.S.$ 20,848    Sept-00            (573)
DAX Index (Germany)            58      U.S.$  9,694    July-00            (568)
Hang Seng Index (Japan)       117      U.S.$  3,438    July-00               5
IBEX Index (Spain)             78      U.S.$  7,870    July-00            (301)
MIB30 Index (Italy)           274      U.S.$  6,107    Sept-00             (14)
TOPIX Index (Japan)           209      U.S.$ 31,502    Sept-00              31
                                                                       -------
                                                                       $(1,391)
                                                                       =======

--------------------------------------------------------------------------------
    SUMMARY OF FOREIGN SECURITIES BY SECTOR CLASSIFICATION

                                                           VALUE      PERCENT OF
SECTOR                                                     (000)      NET ASSETS
--------------------------------------------------------------------------------
Consumer Discretionary ................................. $ 67,289       11.5%
Consumer Staples .......................................   37,589        6.4
Energy .................................................   55,610        9.5
Financials .............................................  112,171       19.1
Healthcare .............................................   47,780        8.2
Industrials ............................................   50,356        8.6
Information Technology .................................   52,278        8.9
Materials ..............................................   17,199        2.9
Telecommunication Services .............................   26,027        4.4
Utilities ..............................................   31,025        5.3
                                                         --------       ----
                                                         $497,324       84.8%
                                                         ========       ====


   The accompanying notes are an integral part of the financial statements.
------------------------------------------------------------------------------
Active International Allocation Portfolio
                                      16

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
INVESTMENT OVERVIEW
-------------------------------------------------------------------------------
ASIAN EQUITY PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 2000)
--------------------------------------------

                             [CHART]

China                         (8.2%)
Hong Kong                    (24.9%)
Indonesia                     (0.9%)
South Korea                  (25.6%)
Malaysia                      (5.4%)
Singapore                    (10.5%)
Taiwan                       (19.9%)
Thailand                      (2.4%)
Other                         (2.2%)


PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) ALL-COUNTRY FAR
EAST FREE EX-JAPAN INDEX(1)
--------------------------------------------

                                      TOTAL RETURNS(2)
                           -------------------------------------
                                                AVERAGE   AVERAGE
                                                ANNUAL    ANNUAL
                                      ONE        FIVE      SINCE
                             YTD      YEAR       YEARS   INCEPTION
                           -------    ------    -------  ---------
PORTFOLIO -- CLASS A....    -9.73%    13.31%     -5.00%    7.31%
PORTFOLIO -- CLASS B....    -9.68     13.04       N/A     -5.85
INDEX -- CLASS A........   -14.15     -4.55      -3.76     7.77
INDEX -- CLASS B........   -14.15     -4.55       N/A     -4.38

1. The MSCI All-Country Far East Free ex-Japan Index is an unmanaged index of common stocks and includes Indonesia, Hong Kong, Malaysia, the Philippines, South Korea, Singapore, Taiwan and Thailand.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


The investment objective of the Asian Equity Portfolio is to seek long-term capital appreciation by investing primarily in equity securities which are traded on recognized exchanges of Hong Kong, Singapore, Malaysia, Thailand, Indonesia and the Philippines. The Portfolio may also invest in equity securities traded on markets in Taiwan, South Korea, India, Pakistan, Sri Lanka and other Asian developing markets which are open for foreign investment. The Portfolio does not intend to invest in securities which are principally traded in Japan or in companies organized under the laws of Japan. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

For the six months ended June 30, 2000, the Portfolio had a total return of -9.73% for the Class A shares and -9.68% for the Class B shares compared to -14.15% for the Morgan Stanley Capital International (MSCI) All-Country Far East Free ex-Japan Index (the "Index"). For the one year ended June 30, 2000, the Portfolio had a total return of 13.31% for the Class A shares and 13.04% for the Class B shares compared to -4.55% for the Index. For the five-year period ended June 30, 2000, the average annual total return for the Class A shares was -5.00% compared to -3.76% for the Index. For the period from inception on July 1, 1991 through June 30, 2000, the average annual total return for the Class A shares was 7.31% compared to 7.77% for the Index. For the period from inception on January 2, 1996 through June 30, 2000, the average annual total return for the Class B shares was -5.85% compared to -4.38% for the Index.

Markets globally continued to be volatile as higher inflation data in the U.S. and a subsequent 0.5% rate hike by the Federal Reserve made equity investors nervous about the prospects of a hard landing in the U.S. Asian ex-Japan markets continued to slide lower and the high-performing technology and telecom stocks corrected significantly from their highs in March this year. The markets began to stabilize towards the end of the second quarter of 2000 as the Federal Reserve kept interest rates on hold in June and economic data releases pointed to a slow down in the U.S. economy.

The Korean market, which had been underperforming broader Asian markets in the first quarter of 2000, was among the best performing markets in the second quarter of 2000. However, at one point the market touched a 12-month low as domestic retail investors and institutions sold down equities heavily. However, strong policy action and several positive postures by the government, including the
-------------------------------------------------------------------------------
THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS
FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A
RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE AS MEASURED BY THE MSCI ALL-COUNTRY FAR EAST FREE EX-JAPAN INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND
SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
-------------------------------------------------------------------------------
                                                         Asian Equity Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
INVESTMENT OVERVIEW
-------------------------------------------------------------------------------
ASIAN EQUITY PORTFOLIO (CONT.)

injection of public funds into the ailing investment trust companies, helped the market to bounce back strongly. In addition, the Hyundai Group's implementation of an aggressive restructuring plan to induce foreign capital and dissolve control by the founding family, as well as a re-capitalization plan of its investment trust company were viewed positively by investors. With respect to the restructuring of the defunct Daewoo Group, preliminary bids were submitted by potential strategic investors for Daewoo Motors with the highest bid coming in well above market expectations. With foreign portfolio investment inflows in the second quarter of 2000 and growing foreign direct investment (FDI), the Korean Won continued to show strength. One of the government measures to calm financial markets was the implementation of the second tranche of the bond stabilization plan worth 10 trillion Won to soak up some of the supply from illiquid bond markets. Based on new demand sources and waning redemptions at investment trust companies which resulted in forced sells in the first quarter of 2000, benchmark bond yields started to trend down towards the latter half of the second quarter of 2000. The monumental summit between the leaders of the two Koreas did not have much impact on the stock market. We continue to retain an extremely positive stance on Korea with our Portfolio anchored in blue chips like Samsung Electronics and Korea Telecom.

While Taiwan was the best performing market in the first quarter of 2000, it was among the worst performing in the second quarter of 2000. Although part of this underperformance came from a generic sell-off in technology related shares globally, much of this was due to diminishing domestic investor confidence and confusion over the domestic policy moves of the new DPP government. There were indications from the government taxes would be introduced to hi-tech companies, which traditionally paid little or no tax. Technology companies in Taiwan, especially in the semi-conductor sector, have enjoyed significant tax advantages while the financial and other traditional sector companies have been fully taxed. These feelers are perhaps the first steps towards rationalization of the taxation system and attempts to bridge the fiscal deficit, which has become bloated. We think that investors are likely to be cautious in the long-term towards the Taiwanese technology sector and analysts are likely to start incorporating taxation anomalies in valuations. The new President has done much to help calm cross-strait relations and it seems that the worst is behind us.

Hong Kong was a weak performer in the second quarter of 2000, but the market managed to recover toward the end of the second quarter of 2000 as investors became increasingly comfortable with a soft landing scenario in the U.S. There was increased interest in Hong Kong companies benefiting from growth momentum in China. GDP growth rates in Hong Kong have been running ahead of expectations for the last two quarters. With a benign outlook for interest rates and a recent well-bided land auction, demand is returning to the Hong Kong residential market. Although growth rates are heady, Hong Kong's recovery has probably had its best quarter and growth is likely to be slower in 2001 with deflation continuing to be a problem. Hutchison Whampoa, our biggest position in Hong Kong, continues to be in the limelight with its foray into 3G in the United Kingdom and its attractive mobile telecom assets in the U.S. Our positive stance on global exports and supply logistics leader, Li & Fung, performed very well this year.

China has been the star among Asian markets year-to-date. While there have been substantial portfolio inflows into China on back of the increased weighting in MSCI Indices, positive macroeconomic news flow from China continues to keep sentiment very strong. Economic growth in China, which had been decelerating for the last seven years, is now showing impressive cyclical revival. GDP growth for the first half of this year was over 8%. Consumer spending in China has started to pick up and with exports continuing to stay robust, the quality of growth is also changing for the better. Political risks from Taiwan-China relations have diminished considerably after the new Taiwanese President delivered a friendly inauguration speech in May. The U.S. Senate approved PNTR (Permanent Normal Trade Relations) with China. Indications from listed corporate companies in China lead us to believe that corporate results for the first half of 2000 are likely to exceed expectations. China has stated plans to open up the A-share market, which when combined with the listed H-shares and red chips, would make China the biggest stock market in Asia after Japan in the next few years. We have been adding to China weightings in our Portfolio, but the lack of liquid and attractively priced investable ideas is a constraint in constructing a broad-based portfolio. The current Index constituents are very skewed and top heavy with China Mobile making up almost 60% of the China Index. We managed to increase exposure to the growing mobile telecom sector by participating in the highly successful listing of China Unicom, the second biggest mobile communication services company in China.

Malaysia, which was the best performing Asian market in the first quarter of 2000, reversed direction in the second quarter of 2000. Malaysia's strength has been its closed capital account, which was beneficial when U.S. interest rate anxiety was at a high. This made Malaysia one of the
-------------------------------------------------------------------------------
Asian Equity Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
INVESTMENT OVERVIEW
-------------------------------------------------------------------------------
ASIAN EQUITY PORTFOLIO (CONT.)

best-performing markets in Asia for the first five months of this year. However, in the month of June, the market succumbed to selling pressure and ended the first half with an increase of only 2.6%. The re-entry of Malaysia into various indices on May 31, 2000 proved to be a non-event. Local investors harbored high expectations that indexed funds will start a second wave of foreign portfolio funds rushing into the market. Wavering government policies, relatively expensive valuations and the lack of major corporate restructuring plans proved to be major negative influences.

The smaller southeast Asian markets continued to be laggards and diminished in importance as their country weights fell further after the Index re-adjustments starting May 31, 2000. In Indonesia, protracted political uncertainties, foot-dragging on economic reforms and increased disintegration risk contributed to the market being the worst performer year-to-date. The Indonesian Rupiah continues to remain highly vulnerable and volatile. Most investors have also continued to ignore the Philippine market over the last few quarters. In Thailand, the market is suffering from the reduction of its weight in indices. Thai corporates face an uphill task of attracting foreign investors amidst a backdrop of near-term political uncertainties and moderate economic growth. Non-performing loan (NPL) reduction, an important confidence booster, is expected to be gradual. With concerns easing over the prospect of a hard landing for the U.S. economy, banks and other interest-rate sensitive stocks could do well in the short term. However, we are still underweight the banking sector as banks are unlikely to solve their NPLs in an acceptable timeframe. We prefer the export and consumer sectors in Thailand, especially those possessing strong balance sheets and good management.

The Indian market witnessed a huge increase in weighting for the TMT (Technology, Media & Telecom) sector but it has been volatile in line with the gyrations of the NASDAQ. Although data on industrial production over the last few months demonstrated strength in the cyclical upswing of the economy, the high fiscal deficit numbers continue to be a looming concern. An incremental foreign portfolio inflow is a function of the perceived success of the government's privatization program. We continue to favor high growth software services stocks like Infosys Technologies, NIIT and SSI as these companies are increasing market share in the global IT services market with their smooth execution and cost competitiveness.

Singapore has been a relative laggard year-to-date but the underlying economic fundamentals continue to stay strong. GDP growth in second quarter of 2000 was over 7.7%, much higher than consensus estimates. New U.S. orders for electronics, a key leading indicator for Singapore exports, has shown the strong growth the last few quarters. In addition, the recovery in Japan and increase in intra-Asian trade are creating impressive new demands for Singapore exports.

Over the medium-term, we believe that a soft landing in the U.S. will ease off interest rate fears in Asia and refocus attention on some of the inexpensive growth stocks, especially in South Korea. China's strong recovery and entry into the World Trade Organization later this year will keep sentiment on China stocks buoyant through the rest of the year. We think that future performance will depend on judicious stock selection, as the gap between the winners and losers continues to widen.

Ashutosh Sinha
PORTFOLIO MANAGER

July 2000

-------------------------------------------------------------------------------
                                                         Asian Equity Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
-------------------------------------------------------------------------------
ASIAN EQUITY PORTFOLIO
-------------------------------------------------------------------------------

                                                                       VALUE
SHARES                                                                 (000)
-------------------------------------------------------------------------------
COMMON STOCKS (97.7%)
  CHINA (8.2%)
        348,000   China Merchants Holdings
                    International Co. Ltd. ......................   $      239
        502,000   China Telecom Ltd. ............................        4,427
        918,000   China Unicom ..................................        1,949
        394,000   Cosco Pacific Ltd. ............................          311
      1,177,000   Great Wall Technology Co., Class H ............          815
        684,000   TCL International .............................          250
                                                                    ----------
                                                                         7,991
                                                                    ----------
  HONG KONG (24.9%)
        148,000   Asia Satellite Telecommunications
                  Holdings Ltd. .................................          506
        136,000   ASM Pacific Technology ........................          509
        463,000   Cathay Pacific Airways Ltd. ...................          858
        193,900   Cheung Kong Holdings Ltd. .....................        2,145
         11,600   China.com Corp., Class A ......................          237
         79,000   Citic Pacific Ltd. ............................          414
         67,000   Dao Heng Bank Group Ltd. ......................          297
         51,700   Hang Seng Bank Ltd. ...........................          491
        614,600   Hong Kong & China Gas Co., Ltd. ...............          690
        124,000   Hong Kong Land Holdings Ltd. ..................          198
      1,416,500   Hong Kong Telecommunications Ltd. .............        3,116
        592,980   Hutchison Whampoa Ltd. ........................        7,455
         89,500   Johnson Electric Holdings Ltd. ................          847
        234,000   Legend Holdings Ltd. ..........................          227
     (a)313,200   Li & Fung Ltd. ................................        1,567
        550,000   Phoenix Satellite TV ..........................           77
      1,920,000   Sino-i.com Ltd. ...............................           87
         88,000   SmarTone Telecommunications Holdings Ltd. .....          195
      3,206,000   Soundwill Investments Ltd. ....................           76
        289,600   Sun Hung Kai Properties Ltd. ..................        2,080
        212,200   Swire Pacific Ltd., Class A ...................        1,241
        118,800   Television Broadcasts Ltd. ....................          792
     (a)584,000   Timeless Software Ltd. ........................          264
                                                                    ----------
                                                                        24,369
                                                                    ----------
INDIA (0.0%)
            205   Hero Honda Motors Ltd. ........................            4
                                                                    ----------
INDONESIA (0.9%)
        161,000   Gudang Garam ..................................          260
        132,500   Semen Gresik ..................................          121
         69,480   Telekomunikasi Indonesia ADR ..................          482
                                                                    ----------
                                                                           863
                                                                    ----------
KOREA (25.6%)
          8,090   39Shopping Corp. ..............................          265
          5,860   Cheil Communications, Inc. ....................          765
         22,800   Communication Network Interface, Inc. .........          126
      (d)10,146   Dongwon Securities Co. ........................           73
         40,978   Housing & Commercial Bank, Korea ..............          959
      (a)30,390   Humax Co., Ltd. ...............................          421
         23,046   Hyundai Electronics Industries Co. ............          455
         56,802   Kookmin Bank ..................................          723
         64,330   Korea Electric Power Corp. ADR ................        1,186
          1,200   Korea Telecom Corp. ...........................         $106
         29,900   Korea Telecom Corp. ADR .......................        1,446
          4,910   Korea Telecom Freetel .........................          327
          4,320   L.G. Home Shopping, Inc. ......................          411
            820   L.G. Information & Communication Ltd. .........           46
          2,710   Locus Corp. ...................................          220
         21,000   Pohang Iron & Steel Co., Ltd. ADR .............          504
         36,643   Prochips Technology, Inc. .....................          145
         18,359   Samsung Electro-Mechanics Co. .................        1,151
         33,115   Samsung Electronics Co. .......................       10,959
         69,050   Shinhan Bank Co., Ltd. ........................          650
          1,530   SK Telecom Co., Ltd. ..........................          501
         81,570   SK Telecom Co., Ltd. ADR ......................        2,962
         30,530   Telson Electronics Co., Ltd. ..................          324
         10,850   Tongyang Confectionery Co. ....................          236
                                                                    ----------
                                                                        24,961
                                                                    ----------
MALAYSIA (5.4%)
        105,000   Carlsberg Brewery Malaysia Bhd ................          354
         71,000   Commerce Asset Holdings Bhd ...................          205
        205,000   Digi.Com Bhd ..................................          375
        257,800   Malayan Banking Bhd ...........................        1,045
         58,000   Malaysian Pacific Industries Bhd ..............          595
        474,000   Public Bank Bhd ...............................          437
        153,000   Resorts World Bhd .............................          419
         53,400   Rothmans of Pall Mall (Malaysia) Bhd ..........          436
        133,000   Tanjong plc ...................................          318
        203,000   Telekom Malaysia Bhd ..........................          700
        116,000   Tenaga Nasional Bhd ...........................          378
                                                                    ----------
                                                                         5,262
                                                                    ----------
SINGAPORE (10.5%)
      (a)79,000   Chartered Semiconductor Manufacturing Ltd. ....          691
         78,600   City Developments Ltd. ........................          305
         65,520   Datacraft Asia Ltd. ...........................          577
     (a)156,235   DBS Group Holdings Ltd. .......................        2,008
        128,000   Keppel Corp., Ltd. ............................          277
         76,000   Natsteel Electronics Ltd. .....................          233
        341,000   Neptune Orient Lines Ltd. (Foreign) ...........          316
        303,000   Omni Industries Ltd. ..........................          500
      (a)94,224   Overseas Union Bank Ltd. ......................          365
        166,000   Overseas-Chinese Banking Corp. (Foreign) ......        1,143
        103,200   Sembcorp Logistics Ltd. .......................          579
        237,000   SIA Engineering Ltd. ..........................          266
        105,000   Singapore Airlines Ltd. .......................        1,039
         64,900   Singapore Press Holdings Ltd. .................        1,014
        203,000   ST Assembly Test Services .....................          522
         40,700   Venture Manufacturing (Singapore) Ltd. ........          415
                                                                    ----------
                                                                        10,250
                                                                    ----------
TAIWAN (19.9%)
         10,000   Accton Technology Corp. .......................           22
     (a)224,824   Acer Peripherals, Inc. ........................          637
        144,850   Acer, Inc. ....................................          271
     (a)166,696   Advanced Semiconductor Engineering, Inc. ......          510
         56,500   Advantech Co., Ltd. ...........................          300
         20,000   Ambit Microsystems Corp. ......................          199

     The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
Asian Equity Portfolio
                                      20

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
-------------------------------------------------------------------------------
ASIAN EQUITY PORTFOLIO (CONT.)
-------------------------------------------------------------------------------

                                                                       VALUE
SHARES                                                                 (000)
------------------------------------------------------------------------------
TAIWAN  (CONT.)
      (a)12,100   ASE Test Ltd. ..................................    $   356
        136,510   Asustek Computer, Inc. .........................      1,129
        439,850   China Steel Corp. ..............................        301
     (a)356,760   Chinatrust Commercial Bank .....................        310
     (a)161,691   Compal Electronics, Inc. .......................        397
        142,000   Delta Electronics, Inc. ........................        672
        310,434   Far East Textile Ltd. ..........................        386
          4,600   GigaMedia Ltd. .................................         56
     (a)137,288   Hon Hai Precision Industry .....................      1,242
        152,200   Macronix International .........................        381
         76,200   Microelectronics Technology ....................        253
        464,080   Nan Ya Plastics Corp. ..........................        936
         96,544   President Chain Store Corp. ....................        361
         43,000   ProMos Technologies, Inc. ......................        174
      (a)55,100   Ritek, Inc. ....................................        221
     (a)262,710   Siliconware Precision Industries Co. ...........        590
         18,500   Siliconware Precision Industries Co. ...........        171
     (a)500,200   Taishin International Bank .....................        321
     (a)977,885   Taiwan Semiconductor Manufacturing Co. .........      4,647
   (a)1,162,821   United Micro Electronics Corp., Ltd. ...........      3,236
        248,160   United World Chinese Commercial Bank ...........        236
     (a)108,400   Universal Scientific IND .......................        265
        294,290   Winbond Electronics Corp. ......................        852
                                                                   ----------
                                                                       19,432
                                                                   ----------
THAILAND (2.3%)
         59,400   Advanced Information Service PCL (Foreign) .....        740
      (a)48,400   BEC World PCL (Foreign) ........................        289
      (d)28,599   Delta Electronics (Thailand) PCL (Foreign) .....        202
        559,900   Golden Land Property Development PCL (Foreign)..         83
         22,300   Hana Microelectronics PCL ......................        175
        111,766   Siam Cement PCL (Foreign) ......................        422
        458,000   Thai Farmers Bank PCL (Foreign) ................        386
                                                                   ----------
                                                                        2,297
                                                                   ----------
TOTAL COMMON STOCKS (Cost $85,616) ...............................     95,429
                                                                   ----------

     NO. OF
    WARRANTS
---------------
WARRANTS (0.1%)
  THAILAND (0.1%)
        547,200   Siam Commercial Bank PCL (Foreign),
                    expiring 5/10/02(Cost $19) ...................         64
                                                                   ----------
TOTAL FOREIGN SECURITIES (97.8%) (Cost $85,635) ..................     95,493
                                                                   ----------


 FACE
AMOUNT
 (000)                                                                 VALUE
                                                                       (000)
------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (0.1%)
    REPURCHASE AGREEMENT (0.1%)
$           126   Chase Securities, Inc., 6.15%, dated 6/30/00,
                    due 7/03/00, to be repurchased at $126,
                    collateralized by U.S. Treasury Bonds,
                    5.875%, due 11/15/05, valued at $132
                    (Cost $126) .................................    $     126
                                                                    ----------

FOREIGN CURRENCY (0.7%)

GBP           4   British Pound .................................            6
INR         202   Indian Rupee ..................................            5
IDR      37,235   Indonesian Rupiah .............................            4
MYR          11   Malaysian Ringgit .............................            3
SGD           6   Singapore Dollar ..............................            4
KRW       7,211   South Korean Won ..............................            6
TWD      19,625   Taiwan Dollar .................................          639
                                                                    ----------
TOTAL FOREIGN CURRENCY (Cost $666) ..............................          667
                                                                    ----------
Total Investments (98.6%) (Cost $86,427) ........................       96,286
                                                                    ----------

OTHER ASSETS (2.4%)

  Receivable for Investments Sold ................         $2,135
  Dividends Receivable ...........................            153
  Other ..........................................             16        2,304
                                                       ----------

LIABILITIES (-1.0%)
  Payable for Investments Purchased ............            (504)
  Investment Advisory Fees Payable .............            (145)
  Bank Overdraft Payable .......................            (103)
  Custodian Fees Payable .......................             (85)
  Payable for Portfolio Shares Redeemed ........             (50)
  Directors' Fees and Expenses Payable .........             (23)
  Administrative Fees Payable ..................             (16)
  Distribution Fees Payable ....................              (2)
  Payable for Foreign Taxes ....................              (1)
  Other Liabilities ............................             (45)         (974)
                                                       ----------   ----------

NET ASSETS (100%) ...............................................     $ 97,616
                                                                    ==========

NET ASSETS CONSIST OF:
Paid in Capital .................................................     $167,212
Undistributed Net Investment Income .............................          390
Accumulated Net Realized Loss ...................................      (79,829)
Unrealized Appreciation on Investments and Foreign Currency
  Translations (Net of accrual for foreign taxes of $1 on
  unrealized appreciation of investments) .......................        9,843
                                                                    ----------
NET ASSETS ......................................................     $ 97,616
                                                                    ==========

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                                          Asian Equity Portfolio
                                      21

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
-------------------------------------------------------------------------------
ASIAN EQUITY PORTFOLIO (CONT.)
-------------------------------------------------------------------------------

                                                                          VALUE
                                                                          (000)
-------------------------------------------------------------------------------
CLASS A:

NET ASSETS .......................................................     $94,999
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 7,312,949 outstanding $0.001 par value
  shares (authorized 500,000,000 shares) .........................      $12.99
                                                                      ========

CLASS B:

NET ASSETS .......................................................      $2,617
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 203,261 outstanding $0.001 par value
  shares (authorized 500,000,000 shares) .........................      $12.88
                                                                      ========
------------------------------------------------------------------------------
(a) -- Non-income producing security
(d) -- Security valued at fair value -- See Note A-1 to financial statements.
ADR -- American Depositary Receipt
PCL -- Public Company Limited
------------------------------------------------------------------------------
------------------------------------------------------------------------------
           SUMMARY OF FOREIGN SECURITIES BY SECTOR CLASSIFICATION

                                                    VALUE       PERCENT OF
SECTOR                                              (000)       NET ASSETS
------------------------------------------------------------------------------
Consumer Discretionary .........................   $ 6,987          7.2%
Consumer Staples ...............................     1,647          1.7
Financials .....................................    23,573         24.1
Industrials ....................................     5,541          5.7
Information Technology .........................    35,804         36.7
Materials ......................................     2,284          2.3
Telecommunication Services .....................    17,326         17.7
Utilities ......................................     2,331          2.4
                                                   -------         ----
                                                   $95,493         97.8%
                                                   =======         ====


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
Asian Equity Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
INVESTMENT OVERVIEW
-------------------------------------------------------------------------------
ASIAN REAL ESTATE PORTFOLIO


COMPOSITION OF NET ASSETS (AT JUNE 30, 2000)

Other          (4.2%)
Thailand       (1.2%)
Singapore     (13.7%)
Philippines    (0.1%)
Japan         (21.9%)
Australia     (12.1%)
Hong Kong     (46.8%)


PERFORMANCE COMPARED TO THE
GPR GENERAL REAL ESTATE SECURITIES INDEX - FAR EAST(1)


                             TOTAL RETURNS(2)
                             -------------------------------------
                                            ONE    AVERAGE ANNUAL
                                YTD         YEAR   SINCE INCEPTION
                                ---         ----   ---------------
PORTFOLIO -- CLASS A.....     -10.89%      -14.59%      -8.56%
PORTFOLIO -- CLASS B.....     -10.97       -14.90       -8.88
INDEX....................     -10.77       -13.87      -15.11


1. The GPR General Real Estate Securities Index - Far East is a market capitalization weighted index measuring total return of listed property/real estate securities in the Far East.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The investment objective of the Asian Real Estate Portfolio is to provide long-term capital appreciation by investing primarily in equity securities of companies in the Asian real estate industry. A company is considered to be Asian if its shares trade on a recognized stock exchange in Asia or if it is organized under the laws of an Asian country and whose business is conducted principally in Asia. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

For the six months June 30, 2000, the Portfolio had a total return of -10.89% for the Class A shares and -10.97% for the Class B shares compared to -10.77% for the GPR General Real Estate Securities Index - Far East (the "Index"). For the one year ended June 30, 2000, the Portfolio had a total return of -14.59% for the Class A shares and -14.90% for the Class B shares compared to -13.87% for the Index. For the period from inception on October 1, 1997 through June 30, 2000, the Portfolio had an average annual total return of -8.56% for the Class A shares and -8.88% for the Class B shares compared to -15.11% for the Index.

Asian real estate securities sustained significant volatility and traded off their lows at the June quarter end. Expectations of future U.S. interest rate increases by the Fed was the over-riding concern which drove share prices lower. The uncertainty was augmented by a sharp correction in U.S. stock markets and significant portfolio adjustments in response to changes to the Morgan Stanley Capital International Index to reflect a larger weighting for the technology, media and telecom (TMT) sector and a smaller weighting for listed property companies. In the second quarter, Hong Kong (HSI -7.2%) was most affected by liquidity swings given its currency peg to the U.S. dollar, leaving little room but for asset prices to adjust for higher interest rates. Aside from Korea, Hong Kong was also most affected by the MSCI Index changes. Investors sold Korea (KOSPI -12.4%) and Singapore (STI -4.4%) to fund increased weightings in Taiwan and Malaysia. In Japan, the Nikkei 225 Index fell 14.4% when investors sold TMT stocks. In contrast, the TPREAL Index rose 15.6% on the back of excitement over benefits that JReits could bring to the real estate market and for the defensive characteristics of real estate in a difficult equity market. Australia showed modest gains supported by a stronger currency and rising commodity prices. We are optimistic that Asian real estate securities can deliver a strong performance when the U.S. interest rate cycle peaks. Asia's economic recovery is underway, with positive GDP surprises from both Japan and

--------------------------------------------------------------------------------
THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS
FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A
RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

-------------------------------------------------------------------------------
                                                    Asian Real Estate Portfolio
                              23

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
INVESTMENT OVERVIEW
-------------------------------------------------------------------------------
ASIAN REAL ESTATE PORTFOLIO (CONT.)

China. Resumption of demand and pricing power will be a key driver for P/NAV expansion for Asian real estate investments going forward.

MACRO-ECONOMIC OVERVIEW

Japan's first quarter GDP growth was 2.4% quarter-on-quarter, the strongest since the first quarter of 1996. This was achieved on the back of strong growth in personal consumption, robust private-sector capital expenditures and a sharp improvement in exports. Contraction in public fixed spending was the only major setback, resulting in growth levels at the lower range of market expectations. Consumer spending is key to sustaining the current upturn in investments. As the consumer sector continues to face strong headwinds such as job uncertainty and smaller summer and winter bonus payments (which a large number of Japanese rely upon), there appears little reason for the Bank of Japan to abandon its near-zero interest rate policy. Although currently subject to debate, we believe a change in monetary policy will have little impact on the economy, beyond a steeper yield curve that will already be under pressure by the government's enormous fiscal deficit. Rising political pressure in favor of another government fiscal stimulus package, on the other hand, serve to accelerate Japan's economic recovery prospects.

Non-Japan Asia continues to produce strong headline year-on-year first quarter GDP growth. Nevertheless, evidence is emerging to show that sequential quarter-on-quarter growth momentum is more mixed. Korea, the Philippines, Thailand and Taiwan all experienced deceleration or flat growth, while the rest of Asia (Hong Kong, Singapore, Indonesia, and Malaysia) enjoyed an acceleration. This can be explained by the deterioration of external trade, pointing to a more significant slowdown in trade to Japan. The evidence is more mixed for the U.S. imports, while exports from ASEAN were still accelerating.

Alongside this uncertain regional outlook is the reassuring fact that China appears firmly on track toward steady economic expansion. Recent data confirms that China is enjoying continued strong momentum in both exports and domestic consumer expenditures. Further U.S. tightening will have a limited impact on China. Imminent entry into WTO is likely to usher in more foreign direct investment inflows to China and the prospect of reduced political tensions with Taiwan will lift business and consumer confidence.

A key risk for Asia is that external demand slows just as exporters bring in additional capacity to meet the backlog of demand. A sharper slowdown in Asian exports than currently built into expectations will expose a subset of the corporate sector to greater risk of financial distress. Higher U.S. interest rates is another major challenge on the horizon. Asia has been able to deliver robust growth as lower interest rates lifted corporate cash flow thereby enhancing its capacity to undertake investment from internal funding and due to a more buoyant capital market which allowed credit-worthy companies to bypass banks and access funding from equity and bond issues. Going forward, a less buoyant financial market, especially in the midst of global tightening, would mean that financial growth outside the banking system would become less of an option to fall back on.

Macro-economic factors should play a less decisive role in driving asset prices up as growth momentum wanes. We believe the key catalyst to restoring investor confidence, and hence reductions of the risk premium for the region, lies in structural reforms and the de-leveraging process. Those who succeed in pushing through structural reforms and paring down both public and private debt will thrive.

REAL ESTATE MARKETS

In Japan, the passing of legislation for investment trusts by the Diet is the most significant milestone in the second quarter of 2000. It is expected that a JReit market should start up next spring. The structure of JReit is more likely to follow the externally managed listed property trust model in Australia and it is expected to trade alongside the existing property companies. In the greater Tokyo condominium market, the supply of 7,990 units in April represents a 12% decline from 9,083 units available in March. Unsold condominium inventory rose 8.6% to 7,932 units. The average unit price per apartment fell 0.6% to 1.79 million yen per-tsubo in April. Government-run Housing Loan Corporation again cut its lending rate to 2.75% to spur home demand. Office vacancy in the five central wards of Tokyo fell to 4.7% from 4.8% in April. Although vacancy remains low, average office rents remained unchanged at 19,739 yen per-tsubo, possibly due to the upcoming supply of new space.

In Hong Kong, the Housing Authority recently announced plans to cut the number of flats for sale under the Home Ownership Scheme and to increase the number of subsidized residential loans. We believe this may mark the turning point for Hong Kong's residential sector as the government attempts to put a floor on prices. Buyers are likely to move forward any planned purchase if they see this as a signal that housing prices have bottomed. It is an essential catalyst to enable the clearing of private sector unsold inventory. The launch of 1,000 units at Prima Villa by Sun Hung Kai Properties on the same week of the announcement resulted in 95% of the units sold, albeit at

-------------------------------------------------------------------------------
Asian Real Estate Portfolio
                                       24

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
INVESTMENT OVERVIEW
-------------------------------------------------------------------------------
ASIAN REAL ESTATE PORTFOLIO (CONT.)

discounted prices. Further improvement in take-up rates in primary and secondary market transactions as well as higher consumption of government home subsidy loans are essential signs to the trend reversal. Meanwhile, developers remain active bidders in land tender/auction and securing land at subdued prices.
Price pressure is still prevalent in the primary and secondary residential sales. New mortgage lending continues to fall, declining 6.4% to Hong Kong dollar 10.1m in April as rising interest rates dampen home demand. Economic recovery and diminishing supply are driving the cyclical up-trend in Grade A offices. Office rents in Hong Kong Central have risen 45% year-to-date with near zero supply until 2002. Office transactions are beginning to pick-up with the sale of a lower block at the Grand Millennium Plaza for 3,700 Hong Kong dollars per square foot. It is rumored that the HKMA has offered to buy twelve floors at IFC Tower Two at 12,000 Hong Kong dollars per square foot.

In Singapore, the residential sector demand story remains unchanged from the previous quarter. The government remains committed to its 9,000 units land sale program in 2000. Local developers prefer to compete on non-price factors such as product design, quality of interior finishes and resort-style recreational facilities. Nonetheless, the take-up rate for newly launched residential projects stayed at around 20% to 30% island-wide. We are concerned with the observation that erosion of confidence in the housing sector is slowly spreading to the public housing market, which houses 80% of the population. Recent statistics indicate a rapidly shortening queue for new public housing units and a narrowing price premium for secondary market units, while the Housing Development Board is still embarking on a 30,000 units per annum construction program. It may be necessary for the government to ease either trading or financing restrictions if volume and price weaknesses continue to persist in the public market. In the commercial office sector, there are clear signs of a supply side squeeze. Net absorption in the first half of 2000 is estimated at 2 million square feet. Grade A office rent has risen by 10% to 15% since the start the year. The central bank recently ruled that Singapore banks have to divest non-core assets within three years; retain a maximum of 10% equity stakes in non-financial companies as equity portfolio investments; and unravel cross-shareholdings in companies where the principal shareholders have interest. This new ruling has significant implications as the local banks are amongst the largest owners of prime commercial real estate in Singapore. Also, these banks have majority control in several listed property companies owning prime commercial real estate. While there may be fears that excessive prime commercial properties could flood the market, this is a good opportunity for the government to spearhead the development of an asset securitization market in Singapore. Also investors would welcome a greater breadth of well-managed and transparent property companies listed on the exchange.

In China, the evidence of stronger economic growth, reflation and improving foreign direct investment suggest better conditions for the real estate sector after a five-year decline. Vacancy rates are coming down in Beijing, Shanghai, and Guangzhou. Values of office and upper-end residential appear to have bottomed. In line with the government's move to make home-ownership easier in order to end state rent subsidies and boost housing sales and construction, the China Construction Bank (the nation's largest mortgage lender) announced plans to increase the current share of housing loans to its total lending to 9% from 6%.

Elsewhere in southeast Asia, the property market outlook is mixed. In Thailand, the finance ministry is working toward further measures to revive the sluggish property market, which includes increasing tax allowance for mortgage payments, making land purchases by companies tax deductible, and extending the reduced property transfer fee to end-2002. In the Philippines, prime office vacancy rose to 15.7% from 13.8% in quarter-one due to limited demand in the midst of new supply that is still being completed.

REAL ESTATE SECURITIES

Investors continued to sell down Asian real estate securities in the second quarter on the back of rising interest rates. Portfolio reallocation as a result of higher MSCI weighting for the TMT sector put additional selling pressure on large-cap and liquid real estate stocks. However, investors purchased property developers when the Hong Kong government moderated its public housing program, lifting P/NAV to 66% in the second quarter of 2000. In Singapore, speculative investors returned to a handful of small-to-mid sized companies trading at significant discounts to NAV and widely rumored to be privatized by its majority shareholders so as to realize the value of its underlying property assets. In Japan, real estate securities continue to outperform the broader equity index with significant gains driven by second-tier property companies such as Daibiru Corp (+30.2%) and Sumitomo Realty & Development (+37.5%). The initial euphoria on positive development from JReit is waning as investors focus on the commercial estate supply pipeline from now until 2004. In Australia, the LPTs provided moderate gains as trust yields remained above bond yields in the second quarter.
-------------------------------------------------------------------------------
                                                    Asian Real Estate Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
INVESTMENT OVERVIEW
-------------------------------------------------------------------------------
ASIAN REAL ESTATE PORTFOLIO (CONT.)

We continue to shape the Portfolio with quality companies offering attractive fundamental valuations relative to their underlying real estate values. We maintained our overweight position in Hong Kong. We believe that the developers have the highest leverage recovery of domestic demand and inflation when the interest rate cycle turns and the P/NAV of the investors will continue to expand as the uptake in office demand drives rental increases. We have utilized price weakness to add China Resource Beijing Land to our current holdings for a leverage play on China's reflation and WTO entry story. In Singapore, we added United Overseas Land and Singapore Land warrants to the Portfolio for further exposure to the office sector recovery story as well as a play on asset privatization theme. We remain underweight in Japan and Australia. Lastly, we shaved our weighting in Philippines as political uncertainty heightens and economic fundamentals being subject to undue distress.

Theodore R. Bigman
PORTFOLIO MANAGER

Angeline Ho
PORTFOLIO MANAGER


July 2000

-------------------------------------------------------------------------------
Asian Real Estate Portfolio
                                       26

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
-------------------------------------------------------------------------------
ASIAN REAL ESTATE PORTFOLIO


                                                                         VALUE
 SHARES                                                                  (000)
--------------------------------------------------------------------------------
COMMON STOCKS (95.3%)
  AUSTRALIA (12.1%)
          24,700    AMP Office Trust ..............................      $   17
       (a)19,700    BT Office Trust ...............................          16
          24,800    Centro Properties Group .......................          41
           3,300    Lend Lease Corp., Ltd. ........................          42
          23,800    Mirvac Group ..................................          48
          13,800    Westfield Holdings Ltd. .......................          95
          64,400    Westfield Trust ...............................         125
                                                                     ----------
                                                                            384
                                                                     ----------
  HONG KONG (46.8%)
         146,000    Amoy Properties Ltd. ..........................          98
          24,000    Cheung Kong Holdings Ltd. .....................         266
         170,000    China Resources Beijing Land ..................          23
          20,000    Great Eagle Holdings, Ltd. ....................          32
          17,000    Hang Lung Development Co. .....................          13
          22,000    Henderson Land Development Co., Ltd. ..........          97
          92,000    Hong Kong Land Holdings Ltd. ..................         147
          60,000    Kerry Properties Ltd. .........................          63
         116,800    New World China Land Ltd. .....................          34
          64,000    New World Development Co., Ltd. ...............          71
         154,700    Sino Land Co. .................................          55
          41,000    Sun Hung Kai Properties Ltd. ..................         295
          22,000    Swire Pacific Ltd., Class A ...................         129
          72,000    Wharf Holdings Ltd. ...........................         129
          48,000    Wheelock & Co., Ltd. ..........................          31
                                                                     ----------
                                                                          1,483
                                                                     ----------
  JAPAN (21.9%)
           4,000    Daibiru Corp. .................................          32
          26,000    Mitsubishi Estate Co., Ltd. ...................         306
          27,000    Mitsui Fudosan Co., Ltd. ......................         293
          14,000    Sumitomo Realty & Development Co., Ltd. .......          63
                                                                     ----------
                                                                            694
                                                                     ----------
  PHILIPPINES (0.1%)
          30,980    Ayala Land, Inc., Class B .....................           4
                                                                     ----------
  SINGAPORE (13.2%)
          24,000    City Developments Ltd. ........................          93
          86,500    DBS Land Ltd. .................................         112
          86,000    Keppel Land Ltd. ..............................         114
        (a)8,000    Singapore Land Ltd. ...........................          17
          23,000    United Overseas Land Ltd. .....................          20
          85,000    Wing Tai Holdings Ltd. ........................          61
                                                                     ----------
                                                                            417
                                                                     ----------
  THAILAND (1.2%)
          26,800    Golden Land Property Development PCL ..........           4
       (d)20,800    MBK Properties and Development PCL ............           9
        (d)4,300    Oriental Hotel (Thailand) PCL .................          23
                                                                     ----------
                                                                             36
                                                                     ----------

TOTAL COMMON STOCKS (Cost $2,711) .................................       3,018
                                                                     ----------



   NO. OF
  WARRANTS                                                           VALUE
    (000)                                                            (000)
-------------------------------------------------------------------------------
WARRANTS (0.5%)
  SINGAPORE (0.5%)

       (a)19,000    Singapore Land Ltd., expiring 3/23/05
                      (Cost $14) .................................  $       17
                                                                    ----------
TOTAL FOREIGN SECURITIES (95.8%) (Cost $2,725)....................       3,035
                                                                    ----------
     FACE
    AMOUNT
     (000)
---------
SHORT-TERM INVESTMENT (4.3%)
  REPURCHASE AGREEMENT (4.3%)

$           136    Chase Securities, Inc., 6.15%, dated 6/30/00,
                     due 7/03/00, to be repurchased at $136,
                     collateralized 136 U.S. Treasury Notes,
                     5.875%, due 11/15/05, valued at $140
                     (Cost $136) .................................         136
                                                                    ----------

FOREIGN CURRENCY (0.3%)
JPY         272    Japanese Yen ..................................           3
SGD           9    Singapore Dollar ..............................           5
THB          35    Thai Baht .....................................           1
                                                                    ----------
TOTAL FOREIGN CURRENCY (COST $9) .................................           9
                                                                    ----------
TOTAL INVESTMENTS (100.4%) (Cost $2,870) .........................       3,180
                                                                    ----------

OTHER ASSETS (1.6%)

    Receivable for Investments Sold ........................  $36
    Dividends Receivable ...................................    8
    Receivable from Investment Advisor .....................    7           51
                                                              ---

LIABILITIES (-2.0%)

   Payable for Investments Purchased .......................  (31)
   Custodian Fees Payable ..................................  (11)
   Administrative Fees Payable .............................   (2)
   Distribution Fees Payable ...............................   (1)
   Other Liabilities .......................................  (18)         (63)
                                                              ----  ----------

NET ASSETS (100%).................................................      $3,168
                                                                    ==========

NET ASSETS CONSIST OF:
Paid in Capital ..................................................      $5,358
Undistributed Net Investment Income ..............................          19
Accumulated Net Realized Loss ....................................      (2,518)
Unrealized Appreciation on Investments and
  Foreign Currency Translations ..................................         309
                                                                     ---------
NET ASSETS........................................................      $3,168
                                                                     =========

    The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------
                                                    Asian Real Estate Portfolio
                                       27

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
-------------------------------------------------------------------------------
ASIAN REAL ESTATE PORTFOLIO (CONT.)


                                                                          AMOUNT
                                                                          (000)
--------------------------------------------------------------------------------
CLASS A:

NET ASSETS ........................................................      $2,463
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 350,072 outstanding $0.001 par value
  shares (authorized 500,000,000 shares) ..........................       $7.04
                                                                     ==========

CLASS B:

NET ASSETS ........................................................        $705
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 99,790 outstanding $0.001 par value
  shares (authorized 500,000,000 shares) ..........................       $7.06
                                                                     ==========


(a)  -- Non-income producing security
(d) -- Security valued at fair value -- See Note A-1 to financial statements.

PCL  -- Public Company Limited
-------------------------------------------------------------------------------

  SUMMARY OF FOREIGN SECURITIES BY SECTOR CLASSIFICATION


                                     VALUE      PERCENT OF
SECTOR                               (000)      NET ASSETS
-----------------------------------------------------------
Hotels, Restaurants & Leisure ....  $   43         1.4%
Diversified Financials ...........     171         5.4
Real Estate ......................   2,821        89.0
                                   -------      -------
                                    $3,035        95.8%
                                   =======      =======

    The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------
Asian Real Estate Portfolio
                                       28

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 2000)
--------------------------------------------

                             [CHART]

Brazil                        (8.8%)
Chile                         (0.2%)
China                         (1.3%)
Czech Republic                (0.4%)
Egypt                         (1.0%)
Greece                        (2.3%)
Hong Kong                     (6.8%)
Hungary                       (0.7%)
India                         (6.6%)
Indonesia                     (0.6%)
Israel                        (8.4%)
Korea                        (21.2%)
Malaysia                      (2.0%)
Mexico                        (9.4%)
Poland                        (1.0%)
Russia                        (3.7%)
South Africa                  (3.7%)
Taiwan                       (13.3%)
Thailand                      (1.2%)
Turkey                        (4.0%)
Other                         (3.4%)

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS
FREE INDEX AND IFC GLOBAL TOTAL RETURN COMPOSITE
INDEX(1)
------------------------------------------------

                                                      TOTAL RETURNS(2)
                                         -----------------------------------------
                                                            AVERAGE     AVERAGE
                                                             ANNUAL      ANNUAL
                                                   ONE        FIVE        SINCE
                                           YTD     YEAR       YEARS     INCEPTION
                                         -------- --------   --------   ----------
PORTFOLIO -- CLASS A ...................  -4.77%    37.25%     8.44%     11.83%
PORTFOLIO -- CLASS B ...................  -4.89     36.87       N/A      10.39
MSCI EMERGING MARKETS FREE INDEX
  -- CLASS A ...........................  -7.99      9.47      0.99       7.70
IFC GLOBAL TOTAL RETURN COMPOSITE INDEX
  -- CLASS A ...........................  -6.82      9.60      1.07       7.15
MSCI EMERGING MARKETS FREE INDEX
  -- CLASS B ...........................  -7.99      9.47       N/A       1.39
IFC GLOBAL TOTAL RETURN COMPOSITE INDEX
  -- CLASS B ...........................  -6.82      9.60       N/A       1.60

1. The MSCI Emerging Markets Free Index is a market capitalization weighted index composed of companies that are representative of the market structure of developing countries in Latin America, Asia, Eastern Europe, the Middle East and Africa. The IFC Global Total Return Composite Index is an unmanaged index of common stocks and includes developing countries in Latin America, East and South Asia, Europe, the Middle East, and Africa.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The investment objective of the Emerging Markets Portfolio is to provide long-term capital appreciation by investing primarily in growth-oriented equity securities of emerging country issuers. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

For the six months ended June 30, 2000, the Portfolio had a total return of -4.77% for the Class A shares and -4.89% for the Class B shares compared to -7.99% for the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index (the "MSCI Index") and -6.82% for the IFC Global Total Return Composite Index (the "IFC Index"). For the one year ended June 30, 2000, the Portfolio had a total return of 37.25% for the Class A shares and 36.87% for the Class B shares compared to 9.47% for the MSCI Index and 9.60% for the IFC Index. For the five-year period ended June 30, 2000, the average annual total return for the Class A shares was 8.44% compared to 0.99% for the MSCI Index and 1.07% for the IFC Index. For the period from inception on September 25, 1992 through June 30, 2000, the average annual total return for the Class A shares was 11.83% compared to 7.70% for the MSCI Index and 7.15% for the IFC Index. For the period from inception on January 2, 1996 through June 30, 2000, the average annual total return for the Class B shares was 10.39% compared to 1.39% for the MSCI Index and 1.60% for the IFC Index.

Outperformance relative to the MSCI Index resulted from our country selection, particularly our overweight positions in China (country index total return was +0.9%), Israel (+26.5%), Malaysia (+4.1%), Taiwan (-2.7%) and Turkey (-10.2%)
coupled with our underweight stance in Greece (-25.7%), India (-3.3%), the Philippines (-35.9%), South Africa (-15.3%) and Thailand (- 36.0%). Strong stock selection in Brazil, Greece and Mexico also helped performance. Our overweight position in Egypt (-23.3%) and our underweight stance in Venezuela (+19.0%) and Russia (-5.6%) weakened performance. Stock selection in China, India, Israel, South Africa, South Korea, and Turkey also detracted from performance.


-----------------------------------------------------------------------------
THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE AS MEASURED BY THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS FREE AND THE IFC GLOBAL TOTAL RETURN COMPOSITE INDICES, ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

-----------------------------------------------------------------------------
                                       29          Emerging Markets Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO (CONT.)

Many first quarter gains in emerging markets were given back during the second quarter of 2000, as positive macroeconomic and political developments within the emerging markets countries were overshadowed by the sharp NASDAQ declines in April, volatility in developed markets, and heightened investor skittishness regarding U.S. interest rates. However, towards the end of June 2000, most emerging markets rebounded as economic numbers pointed to a soft landing for the U.S. economy, thus allaying investor fears of sharply tighter U.S. interest rates; and promising signs of economic recovery appeared from various emerging countries.

The Latin American region fell 3.8% during the first half of 2000. Latin American markets advanced during the beginning of the year as investors rewarded continued signs of macroeconomic improvements in the region and steps towards increasing fiscal responsibility. However, Latin American markets declined overall during the second quarter, amidst the backdrop of poor performance and massive volatility in the developed markets. Technology stocks were particularly hit, declining in sympathy with some of the NASDAQ's sharp falls during the second quarter of 2000. Latin American markets fell as the region's positive economic fundamentals were overshadowed by investor concerns over higher U.S. interest rates and market volatility. However, the markets rebounded towards quarter end as good U.S. economic numbers allayed investor concerns surrounding inflation and necessary interest rate hikes. Notable events during these past six months included Telefonica de Espana's (TEF) tender offers for its Latin American telecommunications services subsidiaries and changes within the Mexican banking sector. We are encouraged by signs of economic recovery and we believe corporate restructuring and the possibility for lower real interest rates should lead to improved earnings for many Latin companies.

Equities in Brazil were relatively flat during the first half of 2000, as positive economic fundamentals and the country's commitment to adopt greater fiscal discipline and to meet IMF targets were eclipsed by investor skittishness and the volatile performance of technology and telecommunication stocks. During the second quarter, Brazil's performance on the fiscal primary surplus, inflation, and industrial production figures surpassed expectations. The government demonstrated perseverance towards fiscal constraint and improving corporate governance, as evidenced by Congress' passage of the Minimum Wage Bill and Lower House approval of a corporate legislation bill. Investor sentiment during the second quarter was aggravated by a Supreme Court case on retroactive monetary readjustment to workers' accounts, with a potential fiscal cost to the government of U.S. $30 billion. Investor sentiment was also weighed down by the sharp declines in NASDAQ, but market confidence was restored in June as investor concerns regarding sharp U.S. interest rate hikes were allayed and Brazil continued to reveal positive economic developments. The Central Bank proved aggressive in June, surprising the market by lowering the benchmark Selic rate by 100 basis points to 17.5%. It also lowered reserve requirements while adopting an easing bias for its monetary stance.

Mexican equities (-6.0%) were weighed down by investor fears of higher U.S. interest rates and a U.S. economic slowdown (more than 80% of Mexico's exports are to the U.S.) and uncertainty regarding the presidential election on July 2. Equities rallied during June as concerns regarding higher U.S. rates were allayed and sentiment focused on continued signs of a robust domestic economic recovery. Recent highlights include the approved takeover of Mexican bank GF Bancomer by Spain's Banco Bilbao Vizcaya Argentaria (BBVA), which we believe may foster an expansion of bank credit, spearheading further GDP growth. Strong U.S. economic performance and high oil prices have also benefited Mexico, as the U.S. is the largest market for Mexican exports and oil is one of Mexico's largest exports. The Mexican Peso was increasingly volatile during the second quarter and lost ground prior to the presidential elections on July 2. Although we are cautiously monitoring pressures on the peso, we believe a weaker Peso may help Mexico's trade balance, which remains vulnerable when oil exports are excluded. We anticipate equities should fare well following a more certain scenario post the elections, which should restore investor confidence. We are likely to add to equities in Brazil and Mexico, notably to media, telecommunication and conglomerate industries, as we believe equities in these markets shall continue to be supported by positive economic trends coupled with attractive valuations and companies with great earnings growth potential.

Asian equities fell 9.7% during the first half of 2000, weighed down by investor skittishness induced by the NASDAQ volatility, by heightened political tensions within Indonesia and between China and Taiwan, and by concerns over financial reforms in South Korea. Asian markets rebounded towards quarter-end, as market sentiment was buoyed by reduced fears regarding U.S. interest rate hikes and investors focused once again on trends in improving macroeconomic fundamentals coupled with strong earnings stories throughout the region. We are maintaining and adding to our overweight stance in Asia, as we are encouraged by signs of strong economic recovery, robust

-----------------------------------------------------------------------------
Emerging Markets Portfolio             30

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO (CONT.)

exports and global outsourcing opportunities that enhance prospects for the region.

Equities in Taiwan (-2.7%) advanced at the beginning of the year, yet were later pulled down in sympathy with the NASDAQ sell-off and by the renewal of mainland China military posturing in the Taiwan strait. Equities failed to rebound in June due to a lack of interest by retail investors, who have already priced in most of the good May sales figures. Voters elected Democratic Progressive Party candidate Chen Shui-bian as their new president on March 19, ending more than half a century of Nationalist (KMT) rule. We believe Chen's victory should be positive for the market over the longer-term, and recent conciliatory remarks directed at China have helped to reduce political uncertainty in the near-term. We believe Taiwan's strong economic fundamentals coupled with attractive valuations, strong earnings growth potential and world-class technology companies continue to make this an exciting market. Taiwan's weight in the MSCI indices increased from 50% to 65% of market capitalization effective after the close of May 31. This increase in Taiwan's weighting could potentially yield increased inflows in the future. We are modestly overweight in Taiwan and we have favored companies that we believe represent exciting opportunities leveraged to trends in technology and outsourcing.

Our largest country overweight position is South Korea (-2.9%), where we believe equities should continue to benefit from upward revisions of GDP growth forecasts, a strong current account surplus, and market sentiment buoyed by the government's prudent handling and restructuring of troubled chaebols and investment trusts. South Korean equities were weighed down as investors were wary of financial reforms and potential problems at investment trust companies. However, South Korea led the Asian equities in June, as upward revisions of GDP growth forecasts, a strong current account surplus figure for May, and a historic summit meeting with North Korea boosted sentiment. During the first half of 2000 we increased our exposure to South Korean banks, as we believe they should be supported by strong economic growth, a benign interest rate environment and improving market confidence.

Chinese equities advanced 0.9%, buoyed by better-than-expected first quarter GDP growth and promising economic activity based on a surge in overseas demand, industrial production and direct investment. We are adding to our overweight stance in China, which we believe will be supported by domestic demand recovery, including robust growth in retail sales and positive CPI after a period of deflation. On May 31st, MSCI revised the construction of the MSCI China Free Index to better represent the investment opportunities available to foreign investors, which significantly increased the market capitalization of the Index. Consequently, China's weight in the Index increased considerably.

Equities in India fell 3.3% over the past six months, yet were boosted toward the latter half by the strong performance of technology, media and telecom stocks. Although we continue to believe India's market should fare well over the longer term, with robust economic growth forecast for 6.5%-7.0% this year, we are somewhat disappointed by the government's follow-through with privatization plans. Within India, the Portfolio is focused on well-managed data processing and reproduction companies such as Infosys, which provides managed software solutions to clients worldwide, specifically targeting the distribution, banking, telecommunications, and manufacturing sectors.

Emerging Europe and the Middle East (EEMEA) declined 6.0%, although posting mixed returns. We maintain our underweight stance in Greek equities, which declined 25.7% as the market has already discounted most of the good news surrounding European Monetary Union convergence. We believe telecom services providers are attractively valued and reduced our underweight in Greek equities during the quarter via this sector, by adding to OTE. Israeli equities advanced 26.5%, supported by a positive macroeconomic environment, strong corporate earnings results and tax reforms. We took advantage of strong performance to trim our overweight position in various Israeli technology-related companies, given the combination of rich valuations and a more cautious outlook on U.S. interest rates and the market overall. Within Israel, which remains our largest overweight in the EEMEA region, we are attracted to companies with core competencies in communications, software and semiconductor equipment, possessing strong management and with great earnings growth potential.

Russian equities fell 5.6%, despite strong oil prices and continued signs of economic strength, such as a stable Ruble, increasing foreign reserves, and robust GDP growth, as sentiment has been tempered by the hostilities in Chechnya and the need for substantive economic reform. We added to oil stocks Lukoil and Surgutneftegaz as we believe Russian equities are attractively valued and that oil stocks should benefit in the near-term from the strength of oil prices.

Turkish equities declined 10.2%, as a higher-than-expected current account deficit and political uncertainty surrounding


-----------------------------------------------------------------------------
                                                   Emerging Markets Portfolio
                                     31

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO (CONT.)

corruption allegations against key officials dampened market sentiment. We may add to our modest overweight stance in Turkey as we anticipate equities should appreciate once political tensions subside. We are cautiously watching inflation figures for signs of improving trends but are encouraged by the currency's stability, improving industrial production and fiscal surplus figures that indicate the economy is turning around. Encouraged by Turkey's progress with its reform program, we added to Yapi Kredi Bank and telecommunications equipment supplier Netas Telecom.

The Czech Republic (+6.2%), Hungary (-7.8%) and Poland (+1.5%) have faced subdued investor interest given a somewhat disappointing macroeconomic environment in the near-term. We are underweight these markets.

South African equities declined 15.3%, weighed down by disappointing inflation and first quarter GDP figures, and investor wariness fueled by the tensions in trading partner Zimbabwe. A better-than-expected trade surplus in May and recent Rand strength helped equities perform well towards the end of the second quarter. We continue to underweight South Africa, as lackluster economic growth has been exacerbated by rising oil prices and education and health care costs adversely affecting inflation as well as by capital flight.

Robert L. Meyer
PORTFOLIO MANAGER

Andy B. Skov
PORTFOLIO MANAGER

July 2000


-----------------------------------------------------------------------------
Emerging Markets Portfolio
                                     32

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
--------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO
--------------------------------------------------------------------------------

                                                                     VALUE
SHARES                                                               (000)
--------------------------------------------------------------------------------
COMMON STOCKS (95.9%)
  BRAZIL (8.8%)
   (a,d)295,998,880   Banco Nacional SA (Preferred) ...........  $           8
      (a)38,404,369   Celular CRT (Preferred) .................         16,823
     (e,d)6,031,766   CEMIG (Preferred) .......................            105
       (e,d)182,078   CEMIG ADR (Preferred) ...................          3,150
            134,838   CIA Vale do Rio Doce,
                        Class A (Preferred) ...................          3,805
         12,542,400   Coteminas ...............................            730
        (e,d)98,865   Coteminas ADR ...........................            287
         28,580,675   CRT (Preferred) .........................          9,667
            257,959   CVRD ADR (Preferred) ....................          7,287
        273,467,000   Embratel Participacoes (Preferred) ......          6,535
            347,180   Embratel Participacoes ADR ..............          8,202
     (a,e,d)120,830   Lojas Arapua SA GDR (Preferred) .........             --
   (a,d)119,019,000   Lojas Arapua SA Preferred) ..............             --
            303,135   Petrobras (Preferred) ...................          9,160
             23,760   Petrobras ADR (Preferred) ...............            718
        464,025,910   Tele Celular Sul (Preferred) ............          2,238
             59,085   Tele Celular Sul ADR ....................          2,674
     (c)469,788,110   Tele Centro Sul (Preferred) .............          6,799
             60,861   Tele Centro Sul ADR .....................          4,447
        253,287,610   Tele Nordeste Celular (Preferred) .......            941
              8,975   Tele Nordeste Celular ADR ...............            622
        147,008,606   Tele Norte Leste (Preferred) ............          3,444
            266,575   Tele Norte Leste ADR ....................          6,298
        627,935,816   Telemig Celular (Preferred) .............          2,260
             18,254   Telemig Celular ADR .....................          1,305
        502,994,686   Telesp Celular (Preferred) ..............          9,092
         (c)134,458   Telesp Celular ADR ......................          6,034
            415,128   Unibanco GDR (Preferred) ................         11,935
         (a)133,500   Votorantim Celulose e Papel SA ADR ......          2,453
                                                                 -------------
                                                                       127,019
                                                                 -------------
  CHILE (0.2%)
            138,900   CIA de Telecomunicaciones
                        de Chile ADR ..........................          2,518
                                                                 -------------
  CHINA (1.3%)
           (a)1,250   AsiaInfo Holdings Inc. ..................             56
        (a,c)62,300   China Unicom Ltd. ADR ...................          1,324
       (a)6,352,000   Nanjing Panda Electronics ...............          2,281
      (a)61,185,000   PetroChina Company Ltd. .................         12,715
          (a)17,800   PetroChina Company Ltd. ADR .............            373
            101,936   Yanzhou Coal Mining Co., Ltd. ADR .......          1,019
          4,101,300   Zhenhai Refining & Chemical
                        Co., Ltd., Class H ....................            637
                                                                 -------------
                                                                        18,405
                                                                 -------------
  COLOMBIA (0.0%)
         (a)103,207   Bancolombia (Preferred) .................             75
                                                                 -------------
  CZECH REPUBLIC (0.4%)
         (a)231,682   Cesky Telecom AS ........................          3,890
          (a)77,270   Cesky Telecom AS GDR ....................          1,259
                                                                 -------------
                                                                         5,149
                                                                 -------------
  EGYPT (1.0%)
          (a)81,646   Al-Ahram Beverages Co. GDR ..............          1,402
             43,725   Eastern Tobacco .........................            954
             21,000   Egypt Gas Co. ...........................            952
         (a)335,439   Egyptian Co. for Mobil Services .........         10,917
                                                                 -------------
                                                                        14,225
                                                                 -------------
  GREECE (2.3%)
            783,817   Hellenic Telecommunication
                        Organization (OTE) ....................         19,110
          1,126,158   Hellenic Telecommunication
                        Organization (OTE) ADR ................         13,725
                                                                 -------------
                                                                        32,835
                                                                 -------------
  HONG KONG (6.8%)
            493,000   Asia Satellite Telecommunications
                        Holdings Ltd. .........................          1,685
       (c)3,671,000   China Merchants Holdings
                        International Co. Ltd. ................          2,519
          2,913,000   China Telecom Ltd. ......................         25,690
          (a)96,500   China Telecom Ltd.  ADR .................         17,159
          7,256,000   China Unicom Ltd. .......................         15,405
            987,000   Citic Pacific Ltd. ......................          5,166
          4,217,000   Cosco Pacific Ltd. ......................          3,327
       (a)4,032,000   Founder Holdings Ltd. ...................          1,797
         13,832,300   Great Wall Technology Co. Ltd. ..........          9,582
          1,062,000   Guangdong Kelon Electrical
                        Holdings Co., Ltd. ....................            576
          6,098,000   Legend Holdings Ltd. ....................          5,906
       (a)5,061,000   Phoenix Satellite TV ....................            704
        (a,c)12,700   SINA.COM ................................            325
         14,606,000   TCL International Holdings Ltd. .........          5,340
       (a)3,018,000   Timeless Software Ltd. ..................          1,365
            954,000   Yue Yuen Industrial HoldingsLtd. ........          2,117
                                                                 -------------
                                                                        98,663
                                                                 -------------
  HUNGARY (0.7%)
            257,593   Matav Rt. ...............................          1,790
            230,810   Matav Rt. ADR ...........................          7,949
                                                                 -------------
                                                                         9,739
                                                                 -------------
  INDIA (6.5%)
              5,650   Apollo Tyres Ltd. .......................             12
             44,800   Aptech Ltd. .............................            849
            863,950   Bharat Heavy Electricals Ltd. ...........          2,582
            161,000   BSES Ltd. ...............................            885
             25,000   BSES Ltd. GDR ...........................            462
         (d)836,800   Container Corp. of India Ltd. ...........          3,223
             46,907   Dabur India Ltd. ........................            686
                200   Federal Bank Ltd. .......................
            391,706   Gujarat Ambuja Cements Ltd. .............          1,711
             60,000   Gujarat Ambuja Cements Ltd. GDR .........            255
          (a)54,100   HCL Technologies Ltd. ...................          1,561
             97,563   Hero Honda Motors Ltd. ..................          2,158
          (a)59,536   Hindustan Lever Ltd. ....................          3,782
            326,710   Housing Development
                        Finance Corp., Ltd. ...................          4,091
       (e,d)393,611   India-Info.com Private Co., Ltd. ........          1,693
            477,500   Indo Gulf Corporation Ltd. ..............            453
            161,805   Infosys Technologies Ltd. ...............         30,146

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                                      Emerging Markets Portfolio
                                       33

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
--------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                     VALUE
SHARES                                                               (000)
--------------------------------------------------------------------------------
  INDIA  (CONT.)
                100   ITC Ltd. ................................  $           2
            109,247   Larsen & Toubro Ltd. ....................            604
         (a)118,726   Lupin Laboratories Ltd. .................            522
                  5   Madras Cements Ltd. .....................             --
            908,918   Mahanagar Telephone Nigam Ltd. ..........          4,367
         (a)165,500   Mahanagar Telephone Nigam Ltd. GDR ......          1,521
      (g)25,663,200   Morgan Stanley India Growth Fund ........          6,811
                331   MRF Ltd., Class B .......................             10
             55,500   NIIT Ltd. ...............................          2,747
            402,300   Reliance Industries Ltd. ................          3,071
             30,000   Reliance Industries Ltd. GDR ............            630
         (a)139,800   Satyam Computer Services Ltd. ...........          9,338
        (a,d)45,000   Sri Venkatesa Mills Ltd. ................             --
             57,749   Sterlite Industries (India) .............          1,078
         (e)105,000   Strides Arcolab Ltd. ....................            581
              2,608   Sudarshan Chemical Industries Ltd. ......              3
         (a)450,000   Tata Engineering &
                        Locomotive Co., Ltd. ..................          1,243
            154,900   Tata Tea Ltd. ...........................          1,151
             66,300   Videsh Sanchar Nigam Ltd. ...............          1,796
            313,500   Zee Telefilms Ltd. ......................          3,146
                                                                 -------------
                                                                        93,170
                                                                 -------------
  INDONESIA (0.6%)
          3,098,641   Gudang Garam ............................          5,009
       (a)5,007,055   Indah Kiat Pulp & Paper
                        Corp. (Foreign) .......................          1,015
          1,454,100   Semen Gresik ............................          1,321
            230,874   Telekomunikasi Indonesia ADR ............          1,602
                                                                 -------------
                                                                         8,947
                                                                 -------------
  ISRAEL (8.4%)
        (a,c)54,369   Amdocs Ltd. .............................          4,173
         (a)121,756   Aladdin Knowledge Systems ...............          1,925
          (a)40,120   Batm Advanced Communications ............          3,500
          (a)56,260   BreezeCom Ltd. ..........................          2,447
        (a,c)84,870   Check Point Software Technologies .......         17,971
          (a)46,758   Comverse Technology, Inc. ...............          4,348
         (a)110,911   DSP Group, Inc. .........................          6,211
         (c)861,830   ECI Telecommunications Ltd. .............         30,811
         (a)432,456   Galileo Technology Ltd. .................          9,298
         (a)125,177   Gilat Satellite Networks Ltd. ...........          8,684
          (a)43,382   M-Systems Flash Disk Pioneers ...........          3,379
          (a)26,049   NICE-Systems Ltd. .......................          2,026
          (a)33,866   NICE-Systems Ltd. ADR ...................          2,614
         (a)169,840   Optibase Ltd. ...........................          2,983
         (a)100,220   Orckit Communications Ltd. ..............          3,019
          (a)64,231   RADWARE Ltd. ............................          1,702
       (a,c)124,199   Tecnomatix Technologies Ltd. ............          1,692
             32,860   Teva Pharmaceutical
                        Industries Ltd. ADR ...................          1,822
         (a)219,050   TTI Team Telecom International Ltd. .....          7,886
          (a)58,460   Vcon Telecommunications Ltd. ............            616
          (a)74,717   Zoran Corp. .............................          4,927
                                                                 -------------
                                                                       122,034
                                                                 -------------
  KOREA (21.2%)
             57,730   CJ39 Shopping Corp. .....................          1,890
             63,130   Cheil Communications Inc. ...............          8,238
         (a)282,265   Communication Network Interface Inc. ....          1,557
              1,053   Daou Technology, Inc. ...................             10
        (a,d)10,165   Dreamline Corp. .........................            280
            110,270   Hana Bank ...............................            687
         (a)886,830   Hanvit Bank .............................          2,267
       (a,e)498,550   Hanvit Bank GDR .........................          2,493
            187,710   Housing & Commercial Bank ...............          4,394
         (a)329,945   Humax Co., Ltd. .........................          4,572
            391,590   Hyundai Electronics Industries Co. ......          7,726
              3,100   Hyundai Securities Co. ..................             31
            338,480   Kookmin Bank ............................          4,310
            246,500   Korea Electric Power Corp. ..............          7,649
            236,926   Korea Electric Power Corp. ADR ..........          4,368
            189,090   Korea Technology Banking ................          2,035
            505,690   Korea Telecom Corp. .....................         44,536
         (c)378,690   Korea Telecom Corp. ADR .................         18,319
          (a)48,580   Korea Telecom Freetel ...................          3,237
            107,950   LG Electronics ..........................          3,020
          (a)41,210   LG Home Shopping Inc. ...................          3,918
             15,660   LG Information & Communication Ltd. .....            880
            231,700   LG Investment & Securities Co. Ltd. .....          3,013
          (a)13,550   Locus Corp. .............................          1,100
            112,532   Pantech Co., Ltd. .......................            866
          (d)20,063   Pohang Iron & Steel Co., Ltd. ...........          1,753
            207,129   Samsung Electro-Mechanics Co. ..........         12,985
            330,753   Samsung Electronics Co. .................        109,457
            188,130   Samsung Securities Co., Ltd. ............          4,134
            314,340   Shinhan Bank ............................          2,960
         (a)105,230   SK Telecom Co., Ltd. ....................         34,447
            121,135   SK Telecom Co., Ltd. ADR ................          4,399
            329,436   Telson Electronics Co., Ltd. ............          3,501
             57,550   Tongyang Confectionery Co. ..............          1,252
           (a)6,830   Trigem Computer Inc. ....................            137
                                                                 -------------
                                                                       306,421
                                                                 -------------
  MALAYSIA (2.0%)
            545,000   British Amerian Tobacco Bhd .............          4,446
            520,000   Commerce Asset Holdings Bhd .............          1,505
       (a)1,029,000   Digi.Com Bhd ............................          1,882
          1,326,000   Malayan Banking Bhd .....................          5,374
            285,000   Malaysian Pacific Industries Bhd ........          2,925
          2,872,000   Public Bank Bhd .........................          2,645
            787,000   Resorts World Bhd .......................          2,154
          1,673,000   Telekom Malaysia Bhd ....................          5,768
            829,000   Tenaga Nasional Bhd .....................          2,705
                                                                 -------------
                                                                        29,404
                                                                 -------------
  MEXICO (8.8%)
       (a)1,040,799   Alfa, Class A ...........................          2,385
         (a)966,103   Banacci, Class L ........................          3,907
       (a)1,047,242   Banacci, Class O ........................          4,469
       (a)3,434,253   Bancomer, Class O .......................          1,745
         (e)277,930   Bancomer, Class O ADR ...................          2,823
       (a)1,393,609   Carso, Class A1 .........................          4,942

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
Emerging Markets Portfolio
                                       34

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
--------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                     VALUE
SHARES                                                               (000)
--------------------------------------------------------------------------------
  MEXICO  (CONT.)
         (a)900,071   Cemex CPO ...............................  $       4,221
            315,222   Cemex CPO ADR ...........................          7,368
          (a)94,656   Fomento Economico Mexicano S.A. ADR .....          4,076
            252,800   Grupo Modelo, Class C ...................            566
          (a)77,025   Grupo Sanborns SA .......................            124
          1,057,847   Kimberly-Clark, Class A .................          3,010
       (a,c)340,707   Televisa CPO GDR ........................         23,487
            995,359   Telmex, Class L ADR .....................         56,860
          (a)85,222   Wal-mart de Mexico ADR ..................          2,000
       (a)1,780,411   Wal-mart de Mexico, Class C .............          4,107
         (a)600,157   Wal-mart de Mexico, Class V .............          1,409
                                                                 -------------
                                                                       127,499
                                                                 -------------
  POLAND (1.0%)
        (a,d)33,400   Eastbridge NV ...........................          2,246
         (a)132,491   Elektrim ................................          1,521
          (a)21,630   Polski Koncern Naftowy GDR ..............            209
          1,455,533   Telekomunikacja Polska GDR ..............         10,050
                                                                 -------------
                                                                        14,026
                                                                 -------------
  RUSSIA (3.6%)
         (a)592,359   Alliance Cellulose Ltd. .................          1,636
            254,871   Lukoil Holding ADR ......................         13,029
          (c)68,700   Lukoil Holding Sponsored ADR ............          1,382
      (a)66,270,017   Mustcom .................................         13,817
             76,960   Rostelecom ADR ..........................          1,049
            317,851   Russian Telecom Development Corp. .......            636
           (a,d)990   Storyfirst Communications,
                        Inc., Class C .........................            422
         (a,d)2,640   Storyfirst Communications,
                        Inc., Class D .........................          1,125
         (a,d)3,250   Storyfirst Communications,
                        Inc., Class E .........................          1,385
         (a,d)1,331   Storyfirst Communications,
                        Inc., Class F .........................          1,134
         (a)944,926   Surgutneftegaz ADR ......................         12,591
            279,490   Unified Energy Systems GDR ..............          3,214
         (a,c)1,230   Vimpel-Communications ADR ...............             27
                                                                 -------------
                                                                        51,447
                                                                 -------------
  SOUTH AFRICA (3.7%)
            186,265   Anglo American Corp. ....................          5,372
          5,390,035   B.O.E Ltd. ..............................            693
            540,759   Bidvest Group Ltd. ......................          3,736
            106,893   De Beers Centenary AG ...................          2,603
              8,560   De Beers Consolidated Mines ADR .........            208
         (a)663,677   Dimension Data Holdings Ltd. ............          5,496
         (a)397,350   Ellerine Holdings Ltd. ..................          1,707
             34,800   Impala Platinum Holdings Ltd. ...........          1,296
             95,950   Liberty Life Association of Africa Ltd. .            914
          1,796,840   M-Cell Ltd. .............................          8,712
          (a)38,900   MIH Ltd. ................................          1,168
            160,132   Naspers Ltd. ............................          1,335
            223,003   Nedcor Ltd. .............................          4,687
       (a)3,299,470   New Africa Investments Ltd., Class N ....            828
            739,780   Rembrandt Group Ltd. ....................          6,988
            215,640   Sappi Ltd. ..............................          1,623
          1,020,300   Sasol Ltd. ..............................          6,852
                                                                 -------------
                                                                        54,218
                                                                 -------------
  TAIWAN (13.3%)
       (a)2,423,400   Accton Technology Corp. .................          5,403
       (a)2,893,813   Acer Peripherals, Inc. ..................          8,194
       (a)1,595,472   Advanced Semiconductor
                        Engineering, Inc. .....................          4,881
            287,800   Advantech Co. Ltd. ......................          1,527
         (a)334,000   Ambit Microsystems Corp. ................          3,316
         (a)105,900   ASE Test Ltd. ...........................          3,117
          1,471,829   Asustek Computer, Inc. ..................         12,167
       (a)2,381,200   Chinatrust Commercial Bank ..............          2,069
            488,700   Compal Electronics, Inc. ................          1,201
          2,265,150   D-Link Corp. ............................          5,308
          1,269,000   Delta Electronics, Inc. .................          6,009
       (a)1,394,000   Dialer and Business .....................          2,632
       (e)3,367,010   Far East Textile Ltd. ...................          4,186
          (a)17,200   Far East Textile Ltd. GDR ...............            215
             91,000   Faraday Technology Corp. ................          1,004
             31,400   GigaMedia Ltd. ..........................            381
       (a)1,481,000   Hon Hai Precision Industry ..............         13,400
          (a)96,700   Hon Hai Precision Industry GDR ..........          2,321
          2,340,700   International Commercial
                        Bank of China .........................          1,981
       (a)1,542,600   Macronix International ..................          3,866
         (a)354,600   Microelectronics Technology .............          1,177
          1,450,000   President Chain Store Corp. .............          5,427
         (a)463,000   ProMos Technologies Inc. ................          1,876
          (a)24,750   Ritek, Inc. .............................             99
         (a)282,061   Ritek, Inc. GDR .........................          2,253
       (a)2,106,240   Siliconware Precision Industries Co. ....          4,730
       (a)1,266,248   Taishin International Bank ..............            812
      (a)10,034,641   Taiwan Semiconductor
                        Manufacturing Co. .....................         47,683
      (a)10,542,400   United Micro Electronics Corp., Ltd. ....         29,337
       (a)1,427,600   Universal Scientific
                        Industrial Co., Ltd. ..................          3,485
       (a)3,102,440   Winbond Electronics Corp. ...............          8,987
       (a)1,145,000   WYSE Technology Taiwan Ltd. .............          2,050
         (a)199,000   Zinwell Corp. ...........................            984
                                                                 -------------
                                                                       192,078
                                                                 -------------
  THAILAND (1.2%)
         (a)556,650   Advanced Information Services PCL
                        (Foreign) .............................          6,934
            376,300   BEC World PCL (Foreign) .................          2,248
         (d)501,004   Delta Electronics (Thailand) PCL
                        (Foreign) .............................          3,530
            435,300   Shinawatra Computer Co. PCL
                        (Foreign) .............................          2,289
          1,646,700   Thai Farmers Bank PCL (Foreign) .........          1,387
         (a)135,000   Total Access Communication PCL ..........            542
                                                                 -------------
                                                                        16,930
                                                                 -------------
  TURKEY (4.0%)
       (a)7,583,000   Alcatel Telekomunikasyon ................          1,650
     (a)252,649,000   Dogan Sirketler Grubu Holding ...........          6,108

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                                      Emerging Markets Portfolio
                                       35

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
--------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                     VALUE
SHARES                                                               (000)
--------------------------------------------------------------------------------
  TURKEY  (CONT.)
     (a)154,969,000   Dogan Yayin Holdings ....................  $       2,623
         82,193,300   Ege Biracilik ...........................          5,365
      (a)13,374,932   Erciyas Biracilik .......................            625
     (a)470,388,000   Garanti Bankasi A.S. ....................          5,686
         18,430,149   Netas Telekomunik A.S. ..................          2,050
      (a)35,268,288   Vestel Elektronik Sanayi
                        Ve Ticaret A.S. .......................         10,658
   (a)2,022,656,151   Yapi Ve Kredi Bankasi A.S. ..............         22,494
          (a)71,687   Yapi Ve Kredi Bankasi A.S. GDR ..........            720
                                                                 -------------
                                                                        57,979
                                                                 -------------
  OTHER (0.1%)
         (g)100,130   MSDW Africa Investment Fund, Inc. .......            795
                                                                 -------------
TOTAL COMMON STOCKS (Cost $1,273,339) .........................      1,383,576
                                                                 -------------
      NO. OF
       UNITS
       (000)
-------------------
UNITS (0.7%)
  MEXICO (0.6%)
          1,970,701   Fomento Economico Mexicano S.A.
                        (Femsa) ...............................          8,410
                                                                 -------------
  RUSSIA (0.1%)
         (a,d)1,637   Storyfirst Communications, Inc.,
                        First Section, Tranche I, 25.00%
                        (Convertible) .........................            698
            (a,d)96   Storyfirst Communications, Inc.,
                        Second Section, Tranche I, 25.00%
                        (Convertible) .........................             41
           (a,d)421   Storyfirst Communications, Inc.,
                        Tranche II, 26.00% (Convertible) ......            179
           (a,d)562   Storyfirst Communications, Inc.,
                        Tranche IV, 28.00% (Convertible) ......            240
           (a,d)654   Storyfirst Communications, Inc.,
                        Tranche V, 29.00% .....................            279
           (a,d)550   Storyfirst Communications, Inc.,
                        Tranche VI, 30.00% ....................            234
                                                                 -------------
                                                                         1,671
                                                                 -------------
TOTAL UNITS (Cost $8,914) .....................................         10,081
                                                                 -------------
        FACE
       AMOUNT
        (000)
-------------------
CONVERTIBLE DEBENTURES (0.0%)
  INDIA (0.0%)
INR          (d)336   DCM Shriram Industries Ltd.,
                        7.50%, 2/21/02 (Cost $473) ............            173
                                                                 -------------
NON-CONVERTIBLE DEBENTURES (0.1%)
  INDIA (0.1%)
             (d)341   DCM Shriram Industries Ltd.,
                        (Floating Rate), 9.90%, 2/21/02 .......            232
                700   Saurashtra Cement & Chemicals
                        Ltd.,18.00%,11/27/00 ..................          1,463
                                                                 -------------
TOTAL NON-CONVERTIBLE DEBENTURES (Cost $2,864) ................          1,695
                                                                 -------------
        FACE
       AMOUNT                                                        VALUE
        (000)                                                        (000)
-------------------                                              ---------------
TOTAL FOREIGN SECURITIES (96.7%) (Cost $1,285,590) ............  $   1,395,525
                                                                 -------------
SHORT-TERM INVESTMENTS (10.0%)
  SHORT-TERM INVESTMENTS HELD AS COLLATERAL ON
    LOANED SECURITIES (6.2%)
$             3,500   Abbey National Treasury Services,
                        TD, 7.1875%, 7/03/00 ..................          3,500
              3,500   ABN Amro Bank, TD, 7.125%, 7/03/00 ......          3,500
              3,500   Allied Irish Bank, TD, 7.125%, 7/03/00 ..          3,500
              3,500   Banca Commerciale Italiano (London),
                        TD, 7.25%, 07/03/00 ...................          3,500
              3,500   Banco Santander S.A., TD, 7.125%,
                        7/03/00 ...............................          3,500
              3,500   Bank of Austria (London),
                        TD, 7.25%, 703/00 .....................          3,500
              3,500   Bank of Ireland, TD,
                        7.125%, 703/00 ........................          3,500
              3,000   Bank of Scotland (London), TD,
                        7.16%, 703/00 .........................          3,000
              3,500   Banque Bruxelles Lambert, TD,
                        7.25%, 7/03/00 ........................          3,500
              3,500   Barclays Bank Plc., TD, 7.125%,
                        07/03/00 ..............................          3,500
              3,500   Bayerische Hypo-Und Vereinsbank,
                        TD, 7.125%, 7/03/00 ...................          3,500
              2,508   BNP Paribas (London), TD,
                        6.53%, 1/08/01 ........................          2,508
              3,500   Commerzbank AG, (Tokyo), TD,
                        7.125%, 7/03/00 .......................          3,500
              3,500   Citibank Corp.,TD, 7.125%, 7/03/00 ......          3,500
              3,500   Credit Agricole Indozuez, TD, 7.125%,
                        7/03/00 ...............................          3,500
              3,500   Credit Commerciale, TD, 7.125%,
                        7/03/00 ...............................          3,500
              3,500   Dresdner Bank, N.Y., TD,
                        7.125%, 07/03/00 ......................          3,500
              3,500   Fortis Bank, TD, 7.1875%, 7/03/00 .......          3,500
              3,500   Halifax Plc., TD, 7.125%, 7/03/00 .......          3,500
              3,500   Landesbank Baden Wuerttember,
                        TD, 7.1875%, 7/03/00 ..................          3,500
              5,000   Lehman Brothers, Inc., 7.025%, dated
                        6/30/00, due 7/03/00, to be
                        repurchased at $5,003, collateralized
                        by U.S. Government Agency Bonds,
                        having various rates and maturities,
                        valued at $5,100 (Cost $5,000) ........          5,000
              3,500   Societe Generale, TD, 7.125%, 7/03/00 ...          3,500
              3,500   Nordeutsche Landesbank, TD,
                        7.125%, 7/03/00 .......................          3,500
              3,500   Toronto Dominion- London, TD,
                        7.125%, 07/03/00 ......................          3,500
              3,500   Westdeutsche Landesbank G.C., TD,
                        7.125%, 7/03/00 .......................          3,500

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
Emerging Markets Portfolio
                                       36

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
--------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

        FACE
       AMOUNT                                                        VALUE
        (000)                                                        (000)
-------------------                                              ---------------
  SECURITIES HELD FOR COLLATERAL ON LOANED
    SECURITIES  (CONT.)
$             2,486   Windmill Funding Corp., CP,
                        6.71%, 07/28/00                          $       2,486
                                                                 -------------
  TOTAL SECURITIES HELD FOR COLLATERAL ON LOANED
    SECURITIES ................................................         89,994
                                                                 -------------
  REPURCHASE AGREEMENT (3.8%)
             54,065   Chase Securities, Inc., 6.15%, dated
                        6/30/00, due 7/03/00, to be
                        repurchased at $54,092,
                        collateralized by U.S. Treasury
                        Bonds, 5.875%, due 11/05/05, valued
                        at $31,710 and 5.50%, due 5/15/09,
                        valued at $55,222 .....................         54,065
                                                                 -------------
TOTAL SHORT-TERM INVESTMENTS (Cost $144,059) ..................        144,059
                                                                 -------------
FOREIGN CURRENCY (0.3%)
BRL             162   Brazilian Real ..........................             90
GBP             615   British Pound ...........................            930
HKD               5   Hong Kong Dollar ........................              1
HUF             917   Hungarian Forint ........................              3
INR             669   Indian Rupee ............................             15
IDR         417,037   Indonesian Rupiah .......................             48
MYR              21   Malaysian Ringgit .......................              5
MXP             110   Mexican Peso ............................             11
ZAR           3,639   South African Rand ......................            537
KRW             702   South Korean Won ........................              1
TWD          70,749   Taiwan Dollar ...........................          2,303
THB             968   Thai Baht ...............................             25
                                                                 -------------
TOTAL FOREIGN CURRENCY (Cost $3,960) ..........................          3,969
                                                                 -------------
TOTAL INVESTMENTS (107.0%) (Cost $1,433,609) ..................      1,543,553
                                                                 -------------
OTHER ASSETS (1.1%)
  Receivable for Investments Sold .............   $       8,249
  Receivable for Portfolio Shares Sold ........           5,432
  Dividends Receivable ........................           1,987
  Interest Receivable .........................               3
  Foreign Withholding Tax Reclaim Receivable ..               3
  Other .......................................              65         15,739
                                                  -------------
LIABILITIES (-8.1%)
  Collateral on Securities Loaned .............         (89,994)
  Payable for Investments Purchased ...........         (14,292)
  Investment Advisory Fees Payable ............          (4,331)
  Bank Overdraft Payable ......................          (3,478)
  Payable for Foreign Taxes ...................          (2,674)
  Custodian Fees Payable ......................            (696)
  Payable for Portfolio Shares Redeemed .......            (325)
  Administrative Fees Payable .................            (181)
  Directors' Fees and Expenses Payable ........            (138)
  Distribution Fees Payable ...................             (13)
  Other Liabilities ...........................            (236)      (116,358)
                                                  -------------  -------------
NET ASSETS (100%)                                                $   1,442,934
                                                                 =============
                                                                     VALUE
                                                                     (000)
                                                                 ---------------
NET ASSETS CONSIST OF:
Paid in Capital ...............................................  $   1,334,054
Accumulated Net Investment Loss ...............................         (8,118)
Undistributed Net Realized Gain ...............................          9,746
Unrealized Appreciation on Investments and Foreign
  Currency Translations (Net of accrual for foreign taxes
  of $2,674 on unrealized appreciation of investments) ........        107,252
                                                                 -------------
NET ASSETS ....................................................  $   1,442,934
                                                                 =============
CLASS A:
--------
NET ASSETS ....................................................  $   1,421,652
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 77,424,358 outstanding $0.001 par value
  shares (authorized 500,000,000 shares) ......................  $       18.36
                                                                 =============
CLASS B:
--------
NET ASSETS ....................................................  $      21,282
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 1,162,285 outstanding $0.001 par value
  shares (authorized 500,000,000 shares) ......................  $       18.31
                                                                 =============
--------------------------------------------------------------------------------
(a) -- Non-income producing security
(c) -- Security is in default.
(d) -- Investments valued at fair value -- See Note A-1 to financial statements.
(e) -- 144A Security -- certain conditions for public sale may exist.
(g) -- The fund is advised by an affiliate.
CP  -- Commercial Paper
ADR -- American Depositary Receipts
GDR -- Global Depositary Receipt
PCL -- Public Company Limited
Floating Rate -- Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on
       June 30, 2000.
TD  -- Time Deposit
--------------------------------------------------------------------------------
             SUMMARY OF FOREIGN SECURITIES BY SECTOR CLASSIFICATION
                                                                     PERCENT
                                                      VALUE          OF NET
SECTOR                                                (000)          ASSETS
------------------------------------------------------------------------------
Consumer Discretionary ........................   $     103,106            7.1%
Consumer Staples ..............................          42,468            2.9
Energy ........................................          57,666            4.0
Financials ....................................         124,800            8.7
Healthcare ....................................           3,610            0.3
Industrials ...................................          33,762            2.3
Information Technology ........................         509,349           35.3
Materials .....................................          53,578            3.7
Telecommunication Services ....................         443,694           30.8
Utilities .....................................          23,492            1.6
                                                  -------------  -------------
                                                  $   1,395,525           96.7%
                                                  =============  =============

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                                      Emerging Markets Portfolio
                                       37

[GRAPHIC]  MORGAN STANLEY DEAN WITTER
           INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
EUROPE EQUITY PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 2000)
--------------------------------------------

Belgium                       (0.5%)
Finland                       (0.7%)
France                       (14.8%)
Germany                       (8.0%)
Italy                         (5.1%)
Netherlands                   (7.3%)
Portugal                      (1.1%)
Spain                         (2.8%)
Sweden                        (5.4%)
Switzerland                   (9.9%)
United Kingdom               (40.7%)
Other                         (3.7%)

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) EUROPE INDEX(1)
--------------------------------------------
                                             TOTAL RETURNS(2)
                               -----------------------------------------
                                                    AVERAGE     AVERAGE
                                                    ANNUAL      ANNUAL
                                          ONE        FIVE       SINCE
                                YTD       YEAR       YEARS      INCEPTION
                               ------    -------    -------     ---------
Portfolio -- Class A............  2.78%     14.03%     12.06%      15.32%
Portfolio -- Class B............  2.58      13.70       N/A        12.81
Index -- Class A..............   -3.08      15.10      18.45       17.61
Index -- Class B..............   -3.08      15.10       N/A        18.58

1. The MSCI Europe Index is an unmanaged market value weighted index of common stocks listed on the stock exchanges of countries in Europe.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.




The investment objective of the European Equity Portfolio is to seek long-term capital appreciation through investment primarily in equity securities of European issuers. Equity securities for this purpose include stocks and stock equivalents such as securities convertible into common and preferred stocks and securities having equity characteristics, such as rights and warrants to purchase common stock. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

The approach taken in selecting investments for the Portfolio is oriented to individual stock selection and is value driven. The initial step in identifying attractive undervalued securities is the screening of European databases. Stocks are screened for undervaluation on two primary criteria, cash flow and book value, and three secondary criteria, earnings, sales and yield. Once stocks have been selected from this screening process, they are put through detailed fundamental analysis. Important areas covered during this in-depth study include the companies' balance sheets and cash flow, franchise, products, management and the strategic value of the assets.

For the six months ended June 30, 2000, the Portfolio had a total return of 2.78% for the Class A shares and 2.58% for the Class B shares compared to -3.08% for the Morgan Stanley Capital International (MSCI) Europe Index (the "Index"). For the one year ended June 30, 2000, the Portfolio had a total return of 14.03% for the Class A shares and 13.70% for the Class B shares compared to 15.10% for the Index. For the five-year period ended June 30, 2000, the average annual total return for the Class A shares was 12.06% compared to 18.45% for the Index. For the period from inception on April 2, 1993 through June 30, 2000, the average annual total return for the Class A shares was 15.32% compared to 17.61% for the Index. For the period from inception on January 2, 1996 through June 30, 2000, the average annual total return for the Class B shares was 12.81% compared to 18.58% for the Index.

Defensive stocks continued their recovery during the second quarter of 2000, with consumer staples being the strongest performing sector in the European market. Consequently, the Portfolio benefited from its significant overweight, with familiar names such as Nestle (stock performance was +15%), Reckitt Benckiser (+18%) and Danone (+23%) being top contributors to performance. Our underweight to telecommunications, which have been weakened by interest rate fears and anticipated acquisition costs of third generation spectrum, was a positive. Our overweight in

--------------------------------------------------------------------------------
THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE MEASURED BY THE MSCI EUROPE INDEX AND ARE FOR
INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

--------------------------------------------------------------------------------
European Equity Portfolio

[GRAPHIC]  MORGAN STANLEY DEAN WITTER
           INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
EUROPEAN EQUITY PORTFOLIO (CONT.)

health care was further enhanced by strong stock selection, as Aventis (+35%) recently surpassed Merck as the largest pharmaceutical company in the world. We are significantly underweight in technology (2% versus 11% for the Index), as valuations remain excessive and we feel that new competitive threats to the European handset manufacturers (eg. the Japanese market) have not been factored into expectations. The one technology stock we own, Alcatel, contributed 96 basis points following strong growth in its Internet & Optics business units.

Stock selection in energy was a negative during the second quarter of 2000. Our overweight to materials was also a detractor during the second quarter as an attempted merger between France's L'Air Liquide, U.S. based Air Products and Chemicals and U.K.'s BOC Group (-27%) failed. BASF (Germany, -13%) reflects sector concerns over the outlook for economic activity.

European fundamentals look quite solid, with the main risk to European equities appearing to be the potential for a slowdown in the U.S. economy. In the meantime, the Portfolio has opportunistically reduced its small cap exposure on strength and increased its U.K. exposure for stock specific valuation and fundamental reasons.

Margaret Naylor
PORTFOLIO MANAGER

Willem Vinke
PORTFOLIO MANAGER

Nathalie Degans
PORTFOLIO MANAGER

Amr Diab
PORTFOLIO MANAGER

July 2000



--------------------------------------------------------------------------------
                                                       European Equity Portfolio

[GRAPHIC]  MORGAN STANLEY DEAN WITTER
           INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
--------------------------------------------------------------------------------
EUROPEAN EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                                                           VALUE
  SHARES                                                                   (000)
--------------------------------------------------------------------------------
COMMON STOCKS (93.4%)
  BELGIUM (0.5%)
             55     G.I.B. Group - VVPR ............................. $       2
      (a)15,900     Mobistar SA .....................................       527
                                                                      ----------
                                                                            529
                                                                      ----------
  FINLAND (0.7%)
     16,840         Sampo Insurance Co. .............................       683
                                                                      ----------
  FRANCE (14.8%)
      (a)21,480     Alcatel Alsthom .................................     1,408
         38,385     Aventis SA ......................................     2,799
          7,120     AXA .............................................     1,121
          3,070     Banque Nationale de Paris .......................       295
         20,630     Cie Generale des Establissements Michelin,
                    Class B (Registered) ............................       661
         46,170     CNP Assurances ..................................     1,572
         11,520     Groupe Danone ...................................     1,527
         15,860     Pernod Ricard ...................................       862
         20,110     Schneider SA ....................................     1,400
         17,114     TotalFina, Class B ..............................     2,622
                                                                      ----------
                                                                         14,267
                                                                      ----------
  GERMANY (5.1%)
         11,450     Adidas AG .......................................       629
         15,355     BASF AG .........................................       622
          7,261     Bayer AG ........................................       278
         20,060     Bayerische Motoren Werke AG .....................       610
         13,254     Bayerische-Hypo Vereinsbank AG ..................       866
         22,869     Deutsche Telekom ................................     1,318
         10,275     Schering AG .....................................       559
                                                                      ----------
                                                                          4,882
                                                                      ----------
  ITALY (5.1%)
         47,465     Banca Popolare Di Bergamo S.p.A. ................       877
        147,810     ENI S.p.A. ......................................       853
         21,435     Marzotto (Gaetano) & Figli S.p.A. ...............       175
         39,100     Mediaset S.p.A. .................................       597
         68,750     Telecom Italia Mobile S.p.A. ....................       701
         82,690     Telecom Italia S.p.A. (RNC) .....................     1,136
        123,520     UniCredito Italiano S.p.A .......................       590
                                                                      ----------
                                                                          4,929
                                                                      ----------
  NETHERLANDS (7.3%)
         19,490     ABN Amro Holding N.V. ...........................       477
         32,270     Akzo Nobel N.V. .................................     1,370
         23,436     Buhrmann N.V. ...................................       669
         25,672     ING Groep N.V. ..................................     1,734
         44,210     Laurus N.V. .....................................       529
      (a)42,150     Philips Electronics N.V. ........................     1,986
          4,250     Royal Dutch Petroleum Co. .......................       264
                                                                      ----------
                                                                          7,029
                                                                      ----------
  PORTUGAL (1.1%)
        104,890     Banco Commercial Portugues(Registered) ..........       545
      (a)32,950     Telecel-Commincacoes Pessoais ...................       500
                                                                      ----------
                                                                          1,045
                                                                      ----------
  SPAIN (2.8%)
         21,080     Banco Popular Espanol ...........................       651
         45,250     Endesa .......................................... $     876
      (a)56,161     Telefonica ......................................     1,205
                                                                      ----------
                                                                          2,732
                                                                      ----------
  SWEDEN (5.4%)
         35,640     Autoliv AB ......................................       872
         50,270     ForeningsSparbanken AB ..........................       734
        148,521     Nordbanken Holding AB ...........................     1,119
         40,740     Scandic Hotels AB ...............................       489
         38,670     Svedala Intrustri AB ............................       736
         24,570     Svenska Cellulosa AB (SCA), Class B .............       466
         54,190     Svenska Handelsbanken, Class A ..................       786
                                                                      ----------
                                                                          5,202
                                                                      ----------
  SWITZERLAND (9.9%)
            670     Cie Financiere Richemont AG, Class A ............     1,803
            882     Holderbank Financiere Glarus AG, Class B
                    (Bearer) ........................................     1,080
          1,695     Nestle (Registered) .............................     3,389
          1,005     Novartis AG (Registered) ........................     1,590
            473     Schindler Holding AG (Registered) ...............       724
       (a)6,350     UBS AG ..........................................       930
                                                                      ----------
                                                                          9,516
                                                                      ----------
  UNITED KINGDOM (40.7%)
        313,800     Allied Domecq plc ...............................     1,661
         63,400     Allied Zurich plc ...............................       750
         25,800     AstraZeneca Group plc ...........................     1,204
         94,900     BAA plc .........................................       761
        141,900     BAE Systems plc .................................       884
         61,239     Bank of Scotland ................................       582
         36,400     Barclays plc ....................................       905
         91,393     BG Group plc ....................................       590
        142,600     Blue Circle Industries plc ......................       920
         48,200     BOC Group plc ...................................       693
        154,500     British American Tobacco plc ....................     1,031
        127,390     British Telecommunications plc ..................     1,646
        229,400     Cadbury Schweppes plc ...........................     1,506
          8,100     Capital Radio plc ...............................       189
        137,300     Centrica plc ....................................       458
        165,938     Diageo plc ......................................     1,489
         40,300     GKN plc .........................................       514
         60,600     Glaxo Wellcome plc ..............................     1,766
        134,200     Granada Group plc ...............................     1,340
        165,980     Great Universal Stores plc ......................     1,067
        176,540     Halma plc .......................................       272
        143,800     Imperial Tobacco Group plc ......................     1,377
         59,800     Lloyds TSB Group plc ............................       564
        101,700     Prudential Corp. plc ............................     1,489
        227,468     Reckitt & Benckiser plc .........................     2,546
        262,700     Rentokil Initial plc ............................       596
         38,200     RMC Group plc ...................................       497
        304,800     Rolls-Royce plc .................................     1,081
         61,900     Sainsbury (J) plc ...............................       281
        119,224     Scottish & Southern Energy plc ..................     1,093
        324,107     Shell Transport & Trading Co. ...................     2,704
         25,448     Smith & Nephew plc ..............................        94
         32,900     SmithKline Beecham plc ..........................       431


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
European Equity Portfolio
                                       40

[GRAPHIC]  MORGAN STANLEY DEAN WITTER
           INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
--------------------------------------------------------------------------------
EUROPEAN EQUITY PORTFOLIO (CONT.)

                                                                           VALUE
  SHARES                                                                   (000)
--------------------------------------------------------------------------------
UNITED KINGDOM  (CONT.)
        128,000     SSL International ............................... $   1,384
        653,116     Vodafone Group plc ..............................     2,638
        101,300     Wolseley plc ....................................       544
        112,110     WPP Group plc ...................................     1,637
                                                                      ----------
                                                                         39,184
                                                                      ----------
TOTAL COMMON STOCKS (Cost $82,417) ..................................    89,998
                                                                      ----------
PREFERRED STOCKS (2.9%)
  GERMANY (2.9%)
          6,106     Fresenius AG ....................................     1,398
         24,071     Henkel KGaA .....................................     1,378
                                                                      ----------
TOTAL PREFERRED STOCKS (Cost $2,698) ................................     2,776
                                                                      ----------
TOTAL FOREIGN SECURITIES (96.3%) (Cost $85,115) .....................    92,774
                                                                      ----------
      FACE
     AMOUNT
     (000)
------------------
SHORT-TERM INVESTMENT (4.4%)
  REPURCHASE AGREEMENT (4.4%)

$         4,239     Chase Securities, Inc., 6.15%, dated  6/30/00,
                    due 7/03/00, to be repurchased at $4,241,
                    collateralized by U.S. Treasury Notes, 5.875%,
                    due 11/15/05, valued at $4,330 (Cost $4,239) ....     4,239
                                                                      ----------
FOREIGN CURRENCY (0.1%)
GBP          43     British Pound (Cost $65) ........................        65
                                                                      ----------

TOTAL INVESTMENTS (100.8%) (COST $89,419) ...........................    97,078
                                                                      ----------
OTHER ASSETS (1.8%)
Cash .................................................   $       9
  Receivable for Investments Sold ......................       944
  Net Unrealized Gain on Foreign Currency
    Exchange Contracts .................................       392
  Dividends Receivable .................................       217
  Foreign Withholding Tax Reclaim Receivable ...........       168
  Receivable for Portfolio Shares Sold .................         3
  Interest Receivable ..................................         1
  Other ................................................         1        1,735
                                                         ----------
LIABILITIES (-2.6%)
  Payable for Investments Purchased ....................    (2,197)
  Investment Advisory Fees Payable .....................      (180)
  Custodian Fees Payable ...............................       (41)
  Directors' Fees and Expenses Payable .................       (20)
  Administrative Fees Payable ..........................       (16)
  Distribution Fees Payable ............................        (1)
Other Liabilities ......................................       (20)      (2,475)
                                                         ----------   ----------
NET ASSETS (100%) ................................................... $  96,338
                                                                      =========
NET ASSETS CONSIST OF:
Paid in Capital ..................................................... $  78,640
Undistributed Net Investment Income .................................       655
Accumulated Net Realized Gain .......................................     9,069
Unrealized Appreciation on Investments and
  Foreign Currency Translations .....................................     7,974
                                                                      ----------
NET ASSETS .......................................................... $  96,338
                                                                      =========
CLASS A:
--------
NET ASSETS .......................................................... $  94,361
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 6,086,992 outstanding $0.001 par value
  shares (authorized 500,000,000 shares) ............................ $   15.50
                                                                      =========
CLASS B:
--------
NET ASSETS .......................................................... $   1,977
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE

  Applicable to 127,544 outstanding $0.001 par value
  shares (authorized 500,000,000 shares) ............................ $   15.50
                                                                      =========
--------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

  Under the terms of foreign currency exchange contracts open at June 30, 2000, the Portfolio is obligated to deliver or is to receive foreign currency as indicated below:

   CURRENCY                                    IN                        NET
      TO                                     EXCHANGE                 UNREALIZED
    DELIVER        VALUE    SETTLEMENT         FOR          VALUE     GAIN(LOSS)
     (000)         (000)      DATE            (000)         (000)       (000)
-------------    --------  ------------   --------------   --------   ----------
GBP     4,300    $  6,523    11/15/00     EUR      7,031   $  6,763   $     240

GBP     2,000       3,034    11/15/00     EUR      3,313      3,186         152
                 --------                                  --------   ----------
                 $  9,557                                  $  9,949   $     392
                 ========                                  ========   ==========

--------------------------------------------------------------------------------
(a) -- Non-income producing security

RNC -- Non-convertible savings shares


--------------------------------------------------------------------------------
             SUMMARY OF FOREIGN SECURITIES BY SECTOR CLASSIFICATION

                                                   VALUE       PERCENT OF
SECTOR                                             (000)       NET ASSETS
--------------------------------------------------------------------------------
Consumer Discretionary .......................... $11,310        11.7%
Consumer Staples ................................  18,003        18.7
Energy ..........................................   6,442         6.7
Financials ......................................  17,269        17.9
Healthcare ......................................  11,504        11.9
Industrials .....................................   6,852         7.2
Information Technology ..........................   1,680         1.7
Materials .......................................   7,026         7.4
Telecommunication Services ......................   9,671        10.0
Utilities .......................................   3,017         3.1
                                                  -------        ----
                                                  $92,774        96.3%
                                                  =======        ====


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                                       European Equity Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-----------------------------------------------------------------------------
INVESTMENT OVERVIEW
-----------------------------------------------------------------------------
EUROPEAN REAL ESTATE PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 2000)
--------------------------------------------

Finland              (1.5%)
France              (15.0%)
Germany              (2.1%)
Ireland              (3.5%)
Italy                (0.8%)
Netherlands          (2.5%)
Norway               (0.8%)
Portugal             (1.2%)
Spain                (9.2%)
Sweden              (13.1%)
United Kingdom      (46.9%)
Other                (3.4%)

PERFORMANCE COMPARED TO THE GPR GENERAL REAL ESTATE SECURITIES INDEX - EUROPE(1)
--------------------------------------------------------------------------------

                                               TOTAL RETURNS(2)
                                  --------------------------------------------
                                                  ONE          AVERAGE ANNUAL
                                   YTD            YEAR        SINCE INCEPTION
                                  -----          ------       ----------------
PORTFOLIO -- CLASS A.........     4.69%          -0.66%            0.73%
PORTFOLIO -- CLASS B.........     4.46           -0.96             0.49
INDEX........................     2.25           -1.05             1.91

1. The GPR General Real Estate Securities Index - Europe is a market capitalization weighted index of listed property/real estate securities in Europe measuring total return.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.




The investment objective of the European Real Estate Portfolio is to provide current income and long-term capital appreciation by investing primarily in equity securities of companies in the European real estate industry. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

For the six months ended June 30, 2000, the Portfolio had a total return of 4.69% for the Class A shares and 4.46% for the Class B shares compared to 2.25% for the GPR General Real Estate Securities Index - Europe (the "Index"). For the one year ended June 30, 2000, the Portfolio had a total return of -0.66% for the Class A shares and -0.96% for the Class B shares compared to -1.05% for the Index. For the period from inception on October 1, 1997 through June 30, 2000, the Portfolio had an average annual total return of 0.73% for the Class A shares and 0.49% for the Class B shares compared to 1.91% for the Index.

We are witnessing a continued interest in the defensive real estate sector, and this has resulted in four consecutive months of outperformance. The main contributors in the second quarter were the listed property markets in the Netherlands, Ireland, France and the United Kingdom, returning 15.6%, 13.9%, 7.2% and 7.0%, respectively.

We remain optimistic about the prospects for European real estate securities in 2000. Most European real estate markets are still in the recovery stage of the real estate cycle. High occupancy ratios and strong demand are putting further upward pressure on current rents. In a number of markets, the development pipeline is building up, but at the same time tight zoning restrictions and the lengthy building process protect markets from oversupply. With the positive economic outlook for Europe and accompanying healthy levels of demand, we do not expect a structural oversupply in the market in the short-term. The current environment should offer sound capital value growth, predominantly driven by rental growth as we expect yields to remain flat with a potential risk of yields to move out in selected sectors of the real estate markets. Based on relative pricing, currently prevailing discounts to NAV, and expected NAV growth, our main overweight positions are in Sweden, Spain and the French commercial sector. We are strongly underweight in the Netherlands, Belgium and the French apartment sector.

After the Bank of England raised its key interest rate on two occasions during the first quarter of 2000, the repo rate stands at 6.0% and economic forecasts now see interest rates peaking at 6.5% in the end of the third quarter of 2000, ahead of the interest cycles in the U.S. and Europe. Forecasts for GDP growth were lowered by 0.5% for both 2000

-----------------------------------------------------------------------------
THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

------------------------------------------------------------------------------
European Real Estate Portfolio
                               42

[GRAPHIC] MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
-----------------------------------------------------------------------------
INVESTMENT OVERVIEW
-----------------------------------------------------------------------------
EUROPEAN REAL ESTATE PORTFOLIO (CONT.)

and 2001 to 2.9% and 2.6%, respectively, but will stay well above trend. The downgrades have been prompted by a weaker than anticipated outlook for the manufacturing sector as a strong pound continues to dampen export growth.

The first half of 2000 can be divided into two distinct periods for the U.K. real estate sector. First, after it became clear that Vodafone would be successful in its bid for Mannesmann, the re-balancing of U.K. equity portfolios created a great deal of turmoil. Following the takeover, Vodafone more than doubled its weight in the FTSE Index and general U.K. equity managers scrambled to sell stocks to increase their position in the now largest company in the U.K. A lot of managers raised cash by selling small cap value investments like property companies, resulting in declines of up to 35%. By mid-February, the U.K. real estate Index was down some 20% since the beginning of the year, resulting in an average discount of 45% to NAV. However, towards the end of the first quarter, outside interest in the U.K. real estate sector picked up as the market rotated out of the growth sectors and into the more defensive value sectors. This interest continued in the second quarter as corporate activity in the sector picked up. The Euro 3 billion bid for MEPC by Hermes and GE Capital Real Estate was the most eye catching as it involved the fourth largest company in the European universe. A total of seven other companies have succumbed to takeovers, liquidations or MBOs in 2000, but these were smaller companies, each with a market cap below Euro 160 million.

Following the rally in the last four months of the second quarter, the U.K. sector showed a Euro return of 7.3% in the second quarter. Despite the strong performance, discounts stand at 29% and are still well below their historic average. We are slightly underweight in the U.K. and continue to focus the overall Portfolio on consolidation targets and property sectors with higher than average growth: West End offices and Southeast business space.

The French property shares continued to disappoint the second quarter of 2000. The 3.9% Euro return trailed the European property Index return of 8.0% over the past six months. Much needed economic reforms in France again faced obstacles, ultimately leading to the resignation of the finance minister, after opposition from labor unions sank his modest reform proposals. Also, the French government opted for one-off tax cuts and increased spending as a result of stronger than expected growth, giving an extra boost to an economy that is already growing above 3.5%.

Meanwhile, the recovery in the French real estate market is strengthening. The vacancy rates in the office markets of La Defense and Paris CBD market are 1.0% and sub 4.0%, respectively, and a new record rent of FFR 4,800 per square meters was set at the office development at 7 Place d'Iena in the CBD of Paris, a level that is only FFR 200 below the top rent in the peak in 1990. We remain positive on the outlook for the commercial real estate market and we remain overweight.

On the contrary, we have limited faith in the potential returns for the apartment companies. More and more investors are focusing on the fact that the apartment companies are valuing their apartment portfolios at vacant possession value, instead of using investment values, applying net valuation yields at or below 4.0%. With limited upside potential on rents due to legislative restrictions, this full vacant possession value can only be captured through the condominiumisation of the apartment portfolios. This is a profitable but lengthy process, and none of the apartment companies have shown the ability and swiftness to capture this potential. Hence, we think their NAV's are grossly overrated and that their future growth rate will be subdued, and we therefore remain underweight in the apartment sector.

The Swedish real estate sector was one of the star performers during the first half of 2000, returning 16.8% in Euros. A high level of corporate activity sparked the strong performance in Sweden. Rodamco Continental Europe acquired Piren for cash at approximately SEK 69.5 per share, which was around NAV. Castellum and Diligentia subsequently unveiled terms for a merger based on a one-for-one share offer by Castellum for Diligentia shares. Drott entered the corporate arena by bidding for Balder, with Balder fighting off the hostile approach by bidding for Diligentia. However, Drott's cash bid was successful at SEK 140 per share after raising it once from SEK 135, representing a 37% premium to Balder's share price. The Castellum bid was unsuccessful as Skandia Life, a financial institution, wanting to increase its exposure to the real estate market, topped Castellum's offer with a cash bid at SEK 90, which still represents a discount of 20% to NAV, but a 28% premium to Diligentia's share price.

The underlying real estate market is still roaring, especially the central Stockholm office market which has high occupancy ratios and a limited amount of space in the development pipeline. Rents in central Stockholm grew by 20% in the first six months of 2000, with growth now also spreading to the Greater Stockholm and Gothenburg regions. Given this strong rental growth, combined with the high leverage ratios, we expect strong NAV growth in the near future. We remain firmly overweight in Sweden, as we believe that the hefty discounts currently prevailing in the sector are grossly unjustified considering the strength of the Swedish real estate recovery.

The other countries in the Nordic region all lagged the Swedish performance during the first half of 2000, with only Finland posting a positive performance, returning 6.6%

------------------------------------------------------------------------------
                                                European Real Estate Portfolio
                                     43

[GRAPHIC] MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
-----------------------------------------------------------------------------
INVESTMENT OVERVIEW
-----------------------------------------------------------------------------
EUROPEAN REAL ESTATE PORTFOLIO (CONT.)

in Euros. Denmark and Norway posted returns of -2.5% and -3.5% respectively. In Finland, Merita Bank attempted to dispose of a large part of its real estate portfolio through the IPO of Aleksia. At the time of the proposed listing, most European markets were trading at steep discounts, and Aleksia's peer within Finland, Sponda, was trading at a 45% discount. With general equity managers focusing on large cap growth companies, it proved impossible to place the shares in the market at an acceptable price level. The day before the supposed listing, the Aleksia IPO was pulled and the company was acquired at an effective discount to NAV of 30% by Ilmarinen, a Finnish mutual insurer. We maintain our position in Sponda, a Finnish company, and during the second quarter we have built up a position in Steen & Strom, a Norwegian shopping center company with projects in the Nordic region and in Central Europe. The largest shareholder in the company, a Norwegian insurance company, is rumored to be looking to divest its holding, making the company a potential take-over candidate.

After a strong second quarter performance in which it returned 15.6% in Euros, the Dutch sector posted a 10.2% first half of 2000 Euro return, mainly caused by strong performances of Wereldhave and Rodamco Continental Europe (Rodamco CE). After Rodamco CE negatively surprised the market in the first quarter with the replacement of Mr. De Krey by Mr. Van Oordt from RoPro, the company again stunned the investment community in the second quarter, but this time in a more positive way. RoPro announced that it will abort the compulsory outsourcing of the management of the Rodamco Funds and allow them to have self management. We view this as a positive step as we believe that companies should be fully integrated and that shareholder and management interests should be aligned. While the Dutch direct real estate market still looks reasonably healthy, we think that best performance is behind us, and we feel that current share pricing is ahead of underlying valuation. Hence, we have an underweight position in the Dutch market.

The Belgian property stocks lost -3.9% in the second quarter, reducing the share valuations closer to parity levels. The performance was helped by Cofinimmo's well received purchase of a Euro 660 million portfolio from AXA in May, the largest pure real estate deal the Belgian market has ever seen. The direct real estate market remains stable but unexciting, and with most stocks trading at or above NAV, we remain underweight.

Spain delivered a respectable 9.2% Euro return during the second quarter, recovering from the dreadful performance in 1999 when it lost -32.5%. The fears of oversupply in the housing sector ebbed as companies posted impressive 1999 results for their residential divisions, and with the record supply of new houses easily being absorbed by strong demand. The housing demand in Spain is driven by favorable demographics and unemployment reduction, and with economic activity expected to remain strong over the next couple of years, the outlook for the residential sector continues to be strong. Moreover, the Spanish commercial real estate market still looks robust, and demand pressure have caused Madrid office rents to rise by an average of 10% in the first three months of 2000. Spain has also seen evidence of consolidation in the sector. Vallehermoso agreed to take over Prima, Spain's fourth largest company and only pure rental asset company. In addition, Metrovacesa acquired a Euro 155 million office portfolio and Euro 90 million of property services businesses from BBVA, its "reference shareholder". With the outlook for the underlying markets being positive and with discounts at historic highs, we remain firmly overweight.

Italy was the best performing market in Europe for the first half of 2000, returning an impressive 45.5% in Euros, compared to the European Index return of 8.0%. The strong performance was boosted by further speculation regarding the take-over of Immobiliare Metanopoli, a company that is 90% held by ENI, causing the shares to rise by 54% in the first quarter of 2000. In addition, the property company Aedes announced that it was planning to dispose of its assets in order to invest the proceeds in internet related business, causing Aedes' share price to triple. Our difficulty with the Italian market continues to be the lack of credible vehicles to invest in, and we remain underweight. In contrast, Portugal posted only a 2.9% return in Euros, and we remain overweight in Sonae Imobiliaria, the shopping centre company.

The closed end property companies in Germany, Switzerland and Austria showed mixed returns relative to the European Index in the first quarter of 2000. Germany and Switzerland underperformed with returns of 0.7% and -0.2%, respectively, but Austria outperformed, returning 17.4%. In Switzerland we saw the listing of four new companies during the quarter: Zublin, Allreal, PSP, and Swiss Prime Sites. However, all four IPOs were brought to the market at parity or even at small premiums to underlying assets, and accordingly we did not participate in any of the offerings as we feel that better value can be found elsewhere in Europe.

Theodore R. Bigman
PORTFOLIO MANAGER

Jan Willem de Geus
PORTFOLIO MANAGER

July 2000


------------------------------------------------------------------------------
European Real Estate Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
-----------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
-----------------------------------------------------------------------------
EUROPEAN REAL ESTATE PORTFOLIO


---------------------------------------------------------------------------------
                                                                   VALUE
SHARES                                                             (000)
---------------------------------------------------------------------------------
COMMON STOCKS (96.6%)
 FINLAND (1.5%)
     36,440   Sponda Oyj....................................        $     137
                                                                    ------------
 FRANCE (15.0%)
        900   Gecina........................................               96
      4,258   Klepierre.....................................              390
        590   Silic.........................................               84
        800   Simco (RFD)...................................               58
   (a)1,655   Societe Fonciere Lyonnaise....................              174
      3,600   Sophia........................................               97
      3,562   Unibail.......................................              493
                                                                    ------------
                                                                        1,392
                                                                    ------------
 GERMANY (2.1%)
  (a)14,900  IVG Holding AG.................................              191
                                                                    ------------
 IRELAND (3.5%)
 (a)594,050  Dunloe Ewart plc...............................              193
     22,800  Green Property plc.............................              134
                                                                    ------------
                                                                          327
                                                                    ------------
 ITALY (0.8%)
     48,400  Beni Stabili S.p.A.............................               26
 (a)131,800  Bonaparte S.p.A................................               50
                                                                    ------------
                                                                           76
                                                                    ------------
 NETHERLANDS (2.5%)
      7,956  Uni-Invest N.V.................................              100
      5,600  VIB N.V........................................              136
                                                                    ------------
                                                                          236
                                                                    ------------
 NORWAY (0.8%)
      8,700  Choice Hotels Scandinavia ASA..................               28
      3,700  Steen & Strom ASA..............................               48
                                                                    ------------
                                                                           76
                                                                    ------------
 PORTUGAL (1.2%)
      8,380  Sonae Imobiliaria S.A..........................              107
                                                                    ------------
 SPAIN (9.2%)
     29,540  Inmobiliaria Colonial S.A......................              394
     15,300  Inmobiliaria Metropolitana Vasco Central.......              257
     34,030  Vallehermoso...................................              203
                                                                    ------------
                                                                          854
                                                                    ------------
 SWEDEN (13.1%)
     30,005  Castellum AB...................................              323
     27,080  Drott AB, Class B..............................              291
     16,020  Fastighets AB Tornet...........................              210
  (a)20,900  Hufvudstaden International AB..................               75
     13,110  JM AB..........................................              223
  (a)71,500  Wihlborgs Fastigheter AB.......................               89
                                                                    ------------
                                                                        1,211
                                                                    ------------
 UNITED KINGDOM (46.9%)
     47,100  Benchmark Group plc............................              175
     92,215  British Land Co. plc...........................              565
    136,810  Buford Holdings plc............................              201
  (a)89,460  Canary Wharf Finance plc.......................              501
     76,800  Capital & Regional Properties plc..............              266
     49,640  Capital Shopping Centers plc...................              308
     39,230  Chelsfield plc.................................              191
  (a)40,800  Delancey Estates plc...........................               59
     10,000  Derwent Valley Holdings plc....................               94
     59,600  Grantchester Holdings plc......................              153
    110,070  Great Portland Estates plc.....................              388
     35,380  Hammerson plc..................................              237
     40,555  Land Securities plc............................              485
     77,529  NHP plc........................................               50
     39,695  Pillar Property plc............................              201
     58,240  Slough Estates plc.............................              323
     99,250  Wates City of London Properties plc............              143
                                                                    ------------
                                                                        4,340
                                                                    ------------
  TOTAL COMMON STOCKS (Cost $9,489).........................            8,947
                                                                    ------------


NO. OF
RIGHTS
(000)
---------------------------------------------------------------------------------
RIGHTS (0.0%)
 GERMANY (0.0%)
     14,900 IVG Holding AG, expiring 6/30/00 (Cost $--).....               --
                                                                    ------------

NO. OF
WARRANTS
(000)
---------------------------------------------------------------------------------
WARRANTS (0.0%)
 FRANCE (0.0%)
   (a)6,800  Societe Fonciere Lyonnaise, expiring
         7/30/02 (Cost $--).................................                2
                                                                    ------------
  TOTAL INVESTMENTS (96.6%) (Cost $9,489)...................            8,949
                                                                    ------------


FACE
AMOUNT
(000)
---------------------------------------------------------------------------------
FOREIGN CURRENCY (0.3%)
EUR   22 European Monetary Unit.............................               21
SEK   24 Swedish Krona......................................                3
                                                                        -----
TOTAL FOREIGN CURRENCY (Cost $24)...........................               24
                                                                        -----
TOTAL INVESTMENTS (96.9%) (Cost $9,513).....................            8,973
                                                                        -----
OTHER ASSETS (3.5%)
       Cash.................................................   $ 70
       Receivable for Investments Sold......................    120
       Foreign Withholding Tax Reclaim Receivable...........    101
       Dividends Receivable.................................     35       326
                                                              -----
LIABILITIES (-0.4%)
       Custodian Fees Payable...............................    (10)
       Investment Advisory Fees Payable.....................     (5)
       Administrative Fees Payable..........................     (4)
       Directors' Fees and Expenses Payable.................     (2)
       Payable for Investments Purchased....................     (1)
       Distribution Fees Payable............................     (1)
       Other Liabilities....................................    (17)      (40)
                                                              -----    ------
NET ASSETS (100%)...........................................           $9,259
                                                                       ======


  The accompanying notes are an integral part of the financial statements.
------------------------------------------------------------------------------
                                                European Real Estate Portfolio
                                    45


[GRAPHIC] MORGAN STANLEY DEAN WITTER
INSTITUTIONAL FUND, INC.
-----------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
-----------------------------------------------------------------------------
EUROPEAN REAL ESTATE PORTFOLIO (CONT.)
-----------------------------------------------------------------------------

                                                                  AMOUNT
                                                                   (000)
---------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital...........................................        $16,579
Undistributed Net Investment Income.......................             33
Accumulated Net Realized Loss.............................         (6,799)
Unrealized Depreciation on Investments and
  Foreign Currency Translations...........................           (554)
                                                                  -------
NET ASSETS................................................        $ 9,259
                                                                  =======

CLASS A:
--------
NET ASSETS................................................        $ 7,611
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER SHARE
 Applicable to 793,784 outstanding $0.001 par value
   shares (authorized 500,000,000 shares)..................       $  9.59
                                                                  =======
CLASS B
-------
NET ASSETS................................................        $ 1,648
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE
 Applicable to 171,707 outstanding $0.001 par value
   shares (authorized 500,000,000 shares)..................       $  9.60
                                                                  =======

-------------------------------------------------------------------------
(a) -- Non-income producing security
RFD -- Ranked for Dividend.
-------------------------------------------------------------------------

           SUMMARY OF FOREIGN SECURITIES BY SECTOR CLASSIFICATION

--------------------------------------------------------------------
                                           VALUE          PERCENT OF
SECTOR                                     (000)          NET ASSETS
--------------------------------------------------------------------
Apartments...........................      $1,035           11.2%
Diversified..........................       5,005           54.1
Food Service & Lodging...............          27            0.3
Office Buildings.....................         144            1.5
Office and Industrial................       2,009           21.6
Shopping Centers.....................         729            7.9
                                           ------           ----
                                           $8,949           96.6%
                                           ======           ====

  The accompanying notes are an integral part of the financial statements.
------------------------------------------------------------------------------
European Real Estate Portfolio
                                    46

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
GLOBAL EQUITY PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 2000)
----------------------------------------------

Australia                     (1.7%)
Belgium                       (0.6%)
Canada                        (2.0%)
Denmark                       (0.5%)
France                        (7.1%)
Germany                       (3.1%)
Hong Kong                     (0.9%)
Ireland                       (1.5%)
Italy                         (2.0%)
Japan                        (12.1%)
Netherlands                   (4.9%)
Singapore                     (0.3%)
Spain                         (2.4%)
Sweden                        (1.1%)
Switzerland                   (5.0%)
United Kingdom               (15.7%)
United States                (29.3%)
Other                         (9.8%)

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) WORLD INDEX(1)
------------------------------------------------------------------------------

                                               TOTAL RETURNS(2)
                                  ----------------------------------------------
                                           AVERAGE         AVERAGE
                                            ANNUAL          ANNUAL
                                ONE          FIVE           SINCE
                                YTD          YEAR           YEARS     INCEPTION
--------------------------------------------------------------------------------
PORTFOLIO -- CLASS A .........  3.77%         3.96%          14.76%      16.42%
PORTFOLIO -- CLASS B .........  3.68          3.75             N/A       14.65
INDEX -- CLASS A ............. -2.56         12.19           17.07       15.04
INDEX -- CLASS B ............. -2.56         12.19             N/A       16.42

1. The MSCI World Index is an unmanaged index of common stocks and includes securities representative of the market structure of 22 developed market countries in North America, Europe, and the Asia/Pacific region.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


The Global Equity Portfolio is managed with the objective of obtaining long-term capital appreciation by investing in equity securities of issuers throughout the world, including U.S. issuers. Investments may also be made with discretion in emerging markets. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

For the six months ended June 30, 2000, the Portfolio had a total return of 3.77% for the Class A shares and 3.68% for the Class B shares compared to -2.56% for the Morgan Stanley Capital International (MSCI) World Index (the "Index"). For the one year ended June 30, 2000, the Portfolio had a total return of 3.96% for the Class A shares and 3.75% for the Class B shares compared to 12.19% for the Index. For the five-year period ended June 30, 2000, the average annual total return for the Class A shares was 14.76% compared to 17.07% for the Index. For the period from inception on July 15, 1992 through June 30, 2000, the average annual total return for the Class A shares was 16.42% compared to 15.04% for the Index. For the period from inception on January 2, 1996 through June 30, 2000, the average annual total return for the Class B shares was 14.65% compared to 16.42% for the Index.

Strong stock selection in selected consumer discretionary was a positive, indicating that enthusiasm for content and advertising stocks continued to boost that segment of the market. The Portfolio was rewarded for its significant overweight in consumer staples - one of the best performing sectors during the last six months. Philip Morris produced a comfortable 20%, as legal risks in the tobacco industry appear to have peaked. Nestle, Danone and Reckitt Benckiser were strong consumer stocks in Europe. Stock selection in energy was strong, as TotalFina, Burmah Castrol and Royal Dutch benefited from the surging price of crude oil.

Our overweight and stock selection in interest rate sensitive financials was a negative during the first half of 2000. Our overweight to materials detracted from performance, as stocks such as Alcoa, Georgia Pacific and Boise Cascade reacted to a slowing U.S. economy. Despite investor's significant rotation from "new economy" to "old economy" stocks in the market, our underweight to technology during the first half of 2000 proved to be a drag on performance. It is worth noting, however, that our underweight to technology finally paid-off during the second quarter. Disappointing earnings and lofty valuations plagued the sector, as heavyweights such as Microsoft and Cisco actually detracted performance from the Index.


-----------------------------------------------------------------------------
THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

-------------------------------------------------------------------------------
                                                        Global Equity Portfolio
                                       47

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
GLOBAL EQUITY PORTFOLIO (CONT.)

We believe the Portfolio is well positioned, given the ongoing valuation extremes in the (zero-weighted) mega-cap 'growth' component of the Index. The Portfolio's price to cash flow ratio is 9 times, compared to 17 times in the Index, yet we believe its balance sheet quality and free cash flow generation remain superior to the Index.

Frances Campion
PORTFOLIO MANAGER

Paul Boyne
PORTFOLIO MANAGER

July 2000

-------------------------------------------------------------------------------
Global Equity Portfolio
                                       48

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
--------------------------------------------------------------------------------
GLOBAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                                                      VALUE
  SHARES                                                              (000)
-------------------------------------------------------------------------------
COMMON STOCKS (89.9%)
  AUSTRALIA (1.7%)
     218,690  CSR Ltd. ...........................................  $      606
      99,239  Westpac Banking Corp. ..............................         714
                                                                    -----------
                                                                         1,320
                                                                    -----------
  BELGIUM (0.6%)
       7,000  Delhaize-Le Lion....................................         418
                                                                    -----------
  CANADA (2.0%)
   (a)10,880  Potash Corp. of Saskatchewan, Inc. .................         596
      31,062  Telus Corp..........................................         829
    (a)3,448  Telus Corp. (Non-Voting Shares).....................          92
                                                                    -----------
                                                                         1,517
                                                                    -----------
  DENMARK (0.5%)
      10,280  Danisco A.S.........................................         343
                                                                    -----------
  FRANCE (7.1%)
    (a)9,830  Alcatel Alsthom.....................................         644
      16,630  Aventis S.A.........................................       1,213
       7,900  Cie Generale des Establissements Michelin,
              Class B (Registered)................................         253
       5,760  Groupe Danone.......................................         764
       4,450  Lafarge S.A.........................................         345
      11,750  Pernod Ricard.......................................         639
       9,980  TotalFina S.A., Class B ............................       1,529
                                                                    -----------
                                                                         5,387
                                                                    -----------
  GERMANY (2.8%)
      14,894  BASF AG.............................................         604
      18,860  Bayer AG............................................         721
      13,390  E.On AG.............................................         645
       2,730  Volkswagen AG.......................................         105
                                                                    -----------
                                                                         2,075
                                                                    -----------
  HONG KONG (0.9%)
    219,180   Hong Kong Electric Holdings Ltd. ...................         706
                                                                    -----------
  IRELAND (1.5%)
         952  Bank of Ireland plc.................................           6
      80,629  Bank of Ireland plc.................................         508
     112,346  Green Property plc..................................         659
                                                                    -----------
                                                                         1,173
                                                                    -----------
  ITALY (2.0%)
      75,680  ENI S.p.A...........................................         437
     163,293  Telecom Italia S.p.A. (RNC).........................       1,082
                                                                    -----------
                                                                         1,519
                                                                    -----------
  JAPAN (12.1%)
      17,000  Daiichi Pharmaceutical Co., Ltd.....................         431
      23,000  Fuji Photo Film Ltd.................................         940
       6,000  Fujitsu Ltd.........................................         207
      75,000  Hitachi Ltd.........................................       1,081
      15,000  Matsushita Electric Industrial Co., Ltd.............         389
      51,000  Mitsubishi Electric Corp............................         552
      54,000  Mitsui & Co., Ltd...................................         412
         143  Nippon Telegraph & Telephone Corp. (NTT)............       1,899
      11,000  Pioneer Electric Corp...............................         428
      19,000  Sankyo Co., Ltd.....................................         429
      32,000  Sumitomo Bank, Ltd..................................         392
      69,000  Sumitomo Marine & Fire Insurance Co., Ltd...........         401
     183,000  Tokyo Gas Co., Ltd..................................         514
      55,000  Toppan Printing Co., Ltd............................         581
      46,000  Toshiba Corp........................................         519
                                                                    -----------
                                                                         9,175
                                                                    -----------
  NETHERLANDS (4.9%)
      13,240  Akzo Nobel N.V......................................         562
      11,416  ING Groep N.V.......................................         771
  (a)26, 896  Philips Electronics N.V.............................       1,267
      17,680  Royal Dutch Petroleum Co............................       1,089
                                                                    -----------
                                                                         3,689
                                                                    -----------
  PORTUGAL (0.0%)
         322  Cimentos de Portugal S.A............................           6
                                                                    -----------
  SINGAPORE (0.3%)
      34,000  United Overseas Bank Ltd............................         222
                                                                    -----------
  SPAIN (2.4%)
      46,460  Iberdrola...........................................         598
   (a)55,939  Telefonica..........................................       1,201
                                                                    -----------
                                                                         1,799
                                                                    -----------
  SWEDEN (1.1%)
     111,290  Nordbanken Holding AB...............................         838
                                                                    -----------
  SWITZERLAND (5.0%)
         301  Cie Financiere Richemont AG, Class A................         810
         483  Holderbank Financiere Glarus AG, Class B
              (Bearer)............................................         592
         695  Nestle (Registered).................................       1,389
       1,430  Swisscom AG (Registered)............................         495
    (a)3,360  UBS AG..............................................         492
                                                                    -----------
                                                                         3,778
                                                                    -----------
  UNITED KINGDOM (15.7%)
     215,810  Allied Domecq plc...................................       1,143
      17,610  AstraZeneca Group plc...............................         822
      46,200  BAA plc.............................................         370
     115,600  BAE Systems plc.....................................         720
     117,014  Blue Circle Industries plc..........................         755
      59,400  British Telecommunications plc......................         767
      21,931  Burmah Castrol plc..................................         553
     176,113  Cadbury Schweppes plc...............................       1,156
      87,696  Diageo plc..........................................         787
      19,400  Granada Group Plc...................................         194
      57,140  Great Universal Stores plc..........................         367
      71,870  Imperial Tobacco Group plc..........................         688
      77,870  Matthews (Bernard) plc..............................         166
(a,d)653,333  Pentos plc..........................................         --
      66,811  Reckitt Benckiser plc...............................         748
     114,907  Royal & Sun Alliance Insurance Group plc............         746
     135,618  Sainsbury (J) plc...................................         615
      64,000  Vodafone Group plc..................................         259
      68,460  WPP Group plc.......................................         999
                                                                    -----------
                                                                        11,855
                                                                    -----------
  UNITED STATES (29.3%)
      40,572  Albertson's, Inc....................................       1,349
      35,980  Alcoa, Inc..........................................       1,043
       4,500  American Home Products Corp.........................         264


   The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------
                                                        Global Equity Portfolio
                                     49

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
--------------------------------------------------------------------------------
GLOBAL EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                        VALUE
  SHARES                                                                (000)
--------------------------------------------------------------------------------
  UNITED STATES (CONT.)
   (a)19,380  BJ's Wholesale Club, Inc............................  $      640
      26,940  Boise Cascade Corp..................................         697
      16,245  Borg-Warner Automotive, Inc.........................         571
       6,700  Bristol-Myers Squibb Co.............................         390
   (a)22,000  Cadiz Land, Inc. - Restricted Shares................         176
   (a)26,560  Cadiz, Inc..........................................         213
      30,920  Chase Manhattan Bank................................       1,424
      20,087  COMSAT Corp.........................................         472
       4,100  Deere & Co..........................................         152
       8,350  First Data Corp.....................................         414
      30,500  Fort James Corp.....................................         705
      16,400  General Dynamics Corp...............................         857
   (a)19,903  GenRad, Inc.........................................         179
      15,460  Georgia Pacific Group...............................         406
      14,400  Goodrich (BF) Co....................................         491
      19,780  GTE Corp............................................       1,231
       3,410  Honeywell International Inc.........................         115
      12,302  Houghton Mifflin Co.................................         574
      14,790  MBIA, Inc...........................................         713
      29,190  Mellon Bank Corp....................................       1,064
   (a)18,800  Metlife Inc.........................................         396
   (a)18,680  NCR Corp............................................         727
       9,080  New York Times Co., Class A.........................         359
      13,219  Pharmacia Corp......................................         683
      66,380  Philip Morris Cos., Inc.............................       1,763
       7,800  Rockwell International Corp.........................         246
      24,950  SBC Communications, Inc.............................       1,079
      26,640  Sears, Roebuck & Co.................................         869
      21,370  Tupperware Corp.....................................         470
      23,400  U.S. Bancorp........................................         450
      25,580  Unicom Corp.........................................         990
                                                                    -----------
                                                                        22,172
                                                                    -----------
TOTAL COMMON STOCKS (Cost $66,692)................................      67,992
                                                                    -----------
PREFERRED STOCKS (0.3%)
  GERMANY (0.3%)
      10,530  Volkswagen AG (Cost $518)...........................         250
                                                                    -----------
TOTAL FOREIGN AND U.S. SECURITIES (90.2%) (Cost $67,210)..........      68,242
                                                                    -----------


 FACE
AMOUNT
(000)
-----------------------
SHORT-TERM INVESTMENT (10.4%)
  REPURCHASE AGREEMENT (10.4%)
  $    7,893    Chase Securities, Inc., 6.15%, dated 6/30/00,
                due 7/03/00, to be repurchased at $7,897,
                collateralized by U.S. Treasury Bonds,
                13.25%, due 5/15/14, valued at $8,191
                (Cost $7,893) ....................................       7,893
                                                                    ----------
FOREIGN CURRENCY - (0.1%)
GBP      48     British Pound.....................................          72
JPY   1,809     Japanese Yen......................................          17
                                                                    ----------
TOTAL FOREIGN CURRENCY (Cost $89).................................          89
                                                                    ----------
TOTAL INVESTMENTS (100.7%) (Cost $75,192).........................      76,224
                                                                    ----------

OTHER ASSETS (1.0%)
  Cash..................................................  $ 44
  Dividends Receivable..................................   243
  Foreign Withholding Tax Reclaim Receivable............   229
  Receivable for Investments Sold.......................   155
  Net Unrealized Gain on Foreign Currency Exchange
    Contracts...........................................    46
  Receivable for Portfolio Shares Sold..................    33
  Interest Receivable...................................     1
  Other.................................................     6      $      757
                                                         --------
LIABILITIES (-1.7%)
  Payable for Investments Purchased.....................  (788)
  Payable for Portfolio Shares Redeemed.................  (302)
  Investment Advisory Fees Payable......................  (108)
  Custodian Fees Payable................................   (35)
  Distribution Fees Payable.............................   (16)
  Directors' Fees and Expenses Payable..................   (14)
  Administrative Fees Payable...........................    (7)
  Other Liabilities.....................................   (23)         (1,293)
                                                         --------   ----------

NET ASSETS (100%).................................................  $   75,688
                                                                    ==========
NET ASSETS CONSIST OF:
Paid in Capital...................................................  $   68,674
Undistributed Net Investment Income...............................         126
Undistributed Net Realized Gain...................................       5,854
                                                                    ----------
Unrealized Appreciation on Investments and Foreign
  Currency Translations...........................................       1,034
                                                                    ==========
NET ASSETS........................................................  $   75,688
                                                                    ==========
CLASS A:
NET ASSETS........................................................  $   45,804
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 2,409,973 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)........................  $    19.01
                                                                    ==========
CLASS B:
NET ASSETS........................................................  $   29,884
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 1,584,141 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)........................  $    18.86
                                                                    ==========

   The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------
Global Equity Portfolio
                                       50

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
--------------------------------------------------------------------------------
GLOBAL EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
  Under the terms of foreign currency exchange contracts open at June 30, 2000, the Portfolio is obligated to deliver foreign currency in exchange for U.S. dollars as indicated below:

  CURRENCY                                  IN                      NET
     TO                                   EXCHANGE                UNREALIZED
  DELIVER      VALUE      SETTLEMENT        FOR         VALUE       GAIN
   (000)       (000)         DATE          (000)        (000)       (000)
-----------   ------     ------------  -------------   ------   ------------
EUR 3,250     $3,102       7/12/00     U.S.$  3,148    $3,148       $46
GBP    12         18       7/03/00     U.S.$     18        18        --
              ------                                   ------       ---
              $3,120                                   $3,166       $46
              ======                                   ======       ===

----------------------------------------------------------------------------
(a) -- Non-income producing
RNC -- Non-Convertible Savings Shares


----------------------------------------------------------------------------
     SUMMARY OF FOREIGN & U.S. SECURITIES BY SECTOR CLASSIFICATION

                                                                  PERCENT
                                                         VALUE    OF NET
SECTOR                                                   (000)    ASSETS
----------------------------------------------------------------------------
Consumer Discretionary................................  $ 9,256     12.2%
Consumer Staples......................................   13,872     18.3
Energy................................................    3,607      4.8
Financials............................................    9,796     12.9
Healthcare............................................    4,232      5.6
Industrials...........................................    4,329      5.7
Materials.............................................    6,933      9.2
Telecommunications....................................   12,765     16.9
Utilities.............................................    3,452      4.6
                                                        -------   -------
                                                        $68,242     90.2%
                                                        =======   =======


   The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------
                                                        Global Equity Portfolio
                                     51

[GRAPHIC]  MORGAN STANLEY DEAN WITTER
           INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 2000)
---------------------------------------------

Australia               (3.3%)
Belgium                 (0.2%)
Canada                  (3.3%)
Denmark                 (1.2%)
Finland                 (0.2%)
France                  (9.0%)
Germany                 (3.2%)
Hong Kong               (2.2%)
Italy                   (1.4%)
Japan                  (21.8%)
Netherlands             (6.8%)
New Zealand             (0.4%)
Singapore               (2.1%)
Spain                   (1.8%)
Sweden                  (2.9%)
Switzerland             (7.5%)
United Kingdom         (29.5%)
Other                   (3.2%)


PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INVESTMENT (MSCI) EAFE INDEX(1)
--------------------------------------------


                                        TOTAL RETURNS(2)
                         ------------------------------------------
                                               AVERAGE ANNUAL
                                         --------------------------
                                  ONE    FIVE     TEN     SINCE
                          YTD     YEAR   YEARS    YEARS  INCEPTION
                         -----    -----  ------   -----  ----------
PORTFOLIO -- CLASS A       8.00%   18.23%  16.75%   12.85%   13.37%
PORTFOLIO -- CLASS B       7.81    17.96   N/A       N/A     16.69
INDEX -- CLASS A .....    -4.06    17.16   11.33     7.95     6.60
INDEX -- CLASS B .....    -4.06    17.16   N/A       N/A     10.67

1. The MSCI EAFE Index is an unmanaged index of common stocks in Europe, Australasia and the Far East.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.




The investment objective of the International Equity Portfolio is long-term capital appreciation through investment primarily in equity securities of non-U.S. issuers. Equity securities for this purpose include common stocks and equivalents, such as securities convertible into common stocks, and securities having common stock characteristics, such as rights and warrants to purchase common stocks. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

For the six months ended June 30, 2000, the Portfolio had a total return of 8.00% for the Class A shares and 7.81% for the Class B shares compared to -4.06% for the Morgan Stanley Capital International (MSCI) EAFE Index (the "Index"). For the one year ended June 30, 2000, the Portfolio had a total return of 18.23% for the Class A shares and 17.96% for the Class B shares compared to 17.16% for the Index. For the five-year period ended June 30, 2000, the average annual total return for the Class A shares was 16.75% compared to 11.33% for the Index. For the ten-year period ended June 30, 2000, the average annual total return for the Class A shares was 12.85% compared to 7.95% for the Index. For the period from inception on August 4, 1989 through June 30, 2000, the average annual total return for the Class A shares was 13.37% compared to 6.60% for the Index. For the period from inception on January 2, 1996 through June 30, 2000, the average annual total return of Class B shares was 16.69% compared to 10.67% for the Index.

While performance in the final quarter of 1999 and the first quarter of 2000 could neatly be explained by an investor's relative weightings in the "new economy" versus "old economy", this is no longer the case as the market has become far more discriminating between stocks within these popularly defined segments of the market. Witness, for example the relative performance of Unilever against Nestle in the old economy or the telecom equipment manufactures (Alcatel, Ericsson and Nokia) against the B2C e-tailers in the new economy.

This signals a return to the fundamentals where investors are once again examining the viability of the business model, the strength and sustainability of the franchise, cash flow generation and are paying some regard to valuation. For us, this is a welcome relief from the mindless chasing of anything in the new economy and the equally indiscriminate dumping of anything in the old economy so prevalent in the early part of the year.

-------------------------------------------------------------------------------
THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS
FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A
RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

--------------------------------------------------------------------------------
International Equity Portfolio
                                       52

[GRAPHIC]  MORGAN STANLEY DEAN WITTER
           INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO (CONT.)

The increasing discrimination between stocks within sectors is reflected in the performance attribution for the period. While the Portfolio has clearly benefited from the aggressive underweight in the "TMT" sectors and overweight in consumer staples, this accounted for just over 40% (538 basis points) of the outperformance. The balance came from good stock selection across all the other sector classifications including energy (100 basis points), pharmaceuticals (223 basis points), financials (169 basis points), consumer discretionary (174 basis points) and even utilities (47 basis points). It is pleasing to note that our technology investments (3% weighting vs 13% benchmark weighting) actually managed a positive return of 25% year-to-date against a negative 5% return for the sector as a whole, largely due to the performance of Alcatel.

In terms of portfolio construction, the large underweight TMT and overweight consumer non-cyclicals remains largely unchanged. Despite the derating of the TMT stocks and the rerating of the consumer non cyclicals, we do not feel compelled to reduce this bet as we think the unraveling of the TMT valuations still has some way to go as we anticipate the flood of new capital into the sector will inevitably drive down returns to levels which can no longer support valuations that still remain well above long term averages.

Elsewhere there have been a few meaningful changes. We finally conceded defeat with our German utility investments following continuing deterioration in the pricing environment and have exited RWE and Viag (recently renamed E.On following the merger with Veba). This has reduced our utility weighting from 7% at the beginning of the year to less than 4% bringing this more in line with the benchmark.

Following the very strong relative performance of our pharmaceutical stocks, we are reducing positions in Novo Nordisk, Schering and our basket of Japanese pharmaceuticals (Ono, Shionogi, Daiichi) where the large valuation gap with the western counterparts has now being substantially closed. When complete, this will bring our overweight in the sector back to a neutral position.

In Japan, we have added two financials, Daiwa Securities as a play on corporate restructuring and Sumitomo Bank. This is the first time in the history of the Portfolio we have purchased a Japanese bank having carefully side stepped the sector over the last decade. We believe Sumitomo has the strongest franchise, its bad debt problems are adequately provided for and the valuation is attractive in a global context based on a sustainable return on equity of 8%-10%. Our weighting in Japan has consequently risen to just over 20% compared to 27% for the benchmark.

In the U.K., we purchased GKN an engineering company which also shares a 50% interest in CHEP, the world's leading pallet pooling company, with Brambles (a long standing position in the Portfolio). Based on our valuation of CHEP, we are getting the remaining GKN business at a very cheap multiple of cash flow. We also purchased Rentokil, a busted industrial services growth stock, which is now been priced for minimal growth. Management is withdrawing from low returning businesses and returning capital to shareholders. Following strong outperformance, our holding in Carlton was switched into Granada as a cheaper way of gaining exposure to the ITV television franchise. The U.K. remains our single largest country exposure accounting for 30% of the Portfolio compared to 20% for the benchmark.

Dominic Caldecott
PORTFOLIO MANAGER

Peter Wright
PORTFOLIO MANAGER

William Lock
PORTFOLIO MANAGER

Walter Riddell
PORTFOLIO MANAGER

July 2000

--------------------------------------------------------------------------------
                                                  International Equity Portfolio

[GRAPHIC]  MORGAN STANLEY DEAN WITTER
           INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO



                                                                VALUE
SHARES                                                          (000)
-----------------------------------------------------------------------
COMMON STOCKS (96.2%)
  AUSTRALIA (3.3%)
     1,725,381  Brambles Industries Ltd. .................... $  52,901
    10,265,460  Fosters Brewing Group Ltd. ..................    28,816
  (c)6,536,672  Westpac Banking Corp. .......................    47,043
  (c)7,780,180  Woolworths Ltd. .............................    28,647
                                                              ---------
                                                                157,407
                                                              ---------
  BELGIUM (0.2%)
    (c)296,046  G.I.B. Holdings Ltd. ........................    10,868
                                                              ---------
  CANADA (3.3%)
     1,760,500  Manulife Financial Corp. ....................    31,061
       702,360  Potash Corp. of Saskatchewan, Inc. ..........    38,458
  (a)2,973,600  Renaissance Energy Ltd. .....................    28,846
     1,524,839  Telus Corp. .................................    40,716
    (a)563,309  Telus Corp. (A Shares) ......................    15,022
                                                              ---------
                                                                154,103
                                                              ---------
  DENMARK (1.2%)
       637,222  Danisco A/S .................................    21,259
       219,130  Den Danske Bank .............................    26,330
        55,660  Novo-Nordisk A/S, Class B ...................     9,463
                                                              ---------
                                                                 57,052
                                                              ---------
  FINLAND (0.2%)
       370,200  Huhtamaki Oyj, Series 1 .....................    11,582
                                                              ---------
  FRANCE (9.0%)
    (c)861,200  Alcatel .....................................    56,431
    (c)880,900  Assurances Generales de France (Bearer) .....    46,505
     1,098,980  Aventis S.A. ................................    80,135
  (a,c)244,432  Cie de Saint-Gobain .........................    33,012
       869,222  Groupe Danone ...............................   115,240
    (c)614,713  TotalFina, Class B ..........................    94,162
                                                              ---------
                                                                425,485
                                                              ---------
  GERMANY (2.6%)
       459,146  BASF AG .....................................    18,612
  (c)1,046,630  Bayer AG ....................................    40,031
       251,048  Bayerische Hypo-Und Vereinsbank AG ..........    16,402
    (c)434,886  E. On AG ....................................    20,947
       462,390  Schering AG .................................    25,161
                                                              ---------
                                                                121,153
                                                              ---------
  HONG KONG (2.2%)
 (c)11,439,920  Hong Kong Electric Holdings Ltd. ............    36,834
    17,138,155  Hong Kong Land Holdings Ltd. ................    27,421
  (c)6,078,600  Swire Pacific Ltd., Class A .................    35,557
     6,002,500  Swire Pacific Ltd., Class B .................     4,890
                                                              ---------
                                                                104,702
                                                              ---------
  ITALY (1.4%)
  (c)4,457,330  ENI S.p.A. ..................................    25,721
  (c)5,763,847  Telecom Italia S.p.A. (RNC) .................    38,208
                                                              ---------
                                                                 63,929
                                                              ---------
  JAPAN (21.8%)
    (c)240,000  Aisin Seiki Co., Ltd. .......................     3,260
     4,706,000  Asahi Chemical Industry Co. Ltd. ............    33,252
     1,057,000  Canon, Inc. .................................    52,579
       325,000  Chudenko Corp. ..............................     4,574
     1,844,000  Daibiru Corp. ...............................    14,888
  (c)1,813,000  Daiichi Pharmaceutical Co. Ltd. .............    45,946
  (c)1,947,000  Daiwa Securities Co. Ltd. ...................    25,680
       683,000  Fuji Photo Film Ltd. ........................    27,926
       723,000  Fujitsu Ltd. ................................    24,998
     2,459,000  Hitachi Ltd. ................................    35,445
         3,423  Japan Tobacco, Inc. .........................    30,023
  (c)1,901,000  Matsushita Electric Industrial Co. Ltd. .....    49,251
     3,995,000  Mitsubishi Electric Corp. ...................    43,207
     3,645,000  Mitsui & Co. Ltd. ...........................    27,815
  (c)3,935,000  Nichido Fire & Marine Insurance Co. Ltd. ....    21,502
         9,512  Nippon Telegraph & Telephone Corp. (NTT) ....   126,355
       701,000  Ono Pharmaceutical Co., Ltd. ................    30,049
     2,039,000  Sankyo Co. Ltd. .............................    46,007
     3,415,000  Shionogi & Co. Ltd. .........................    64,829
  (c)3,762,000  Sumitomo Bank Ltd. ..........................    46,075
  (c)9,579,000  Sumitomo Marine & Fire Insurance Co. Ltd. ...    55,681
       401,500  Takefuji Corp. ..............................    48,455
 (c)13,795,000  Tokyo Gas Co. Ltd. ..........................    38,729
     6,144,000  Toppan Printing Co. Ltd. ....................    64,945
     2,949,000  Toshiba Corp. ...............................    33,256
       701,000  Toyo Seikan Kaisha Ltd. .....................    13,076
       434,000  Yamanouchi Pharmaceutical Co. Ltd. ..........    23,674
                                                              ---------
                                                              1,031,477
                                                              ---------
  NETHERLANDS (6.8%)
     1,262,080  Akzo Nobel N.V. .............................    53,568
     1,090,920  CSM N.V. ....................................    21,435
       826,060  Hollandsche Beton Groep N.V. ................     9,730
       914,597  ING Groep N.V. ..............................    61,762
  (a)1,762,432  Philips Electronics N.V. ....................    83,042
     1,482,690  Royal Dutch Petroleum Co. ...................    92,063
                                                              ---------
                                                                321,600
                                                              ---------
  NEW ZEALAND (0.4%)
  (c)7,869,900  Lion Nathan Ltd. ............................    17,538
                                                              ---------
  SINGAPORE (2.1%)
 (c)18,174,337  Jardine Strategic Holdings, Inc. ............    54,341
     7,137,328  United Overseas Bank Ltd. (Foreign) .........    46,687
                                                              ---------
                                                                101,028
                                                              ---------
  SPAIN (1.8%)
  (c)3,346,610  Iberdrola ...................................    43,092
(a,c)1,907,892  Telefonica ..................................    40,944
                                                              ---------
                                                                 84,036
                                                              ---------
  SWEDEN (2.9%)
     3,071,910  ForeningsSparbanken AB ......................    44,889
     7,159,646  Nordbanken Holding AB .......................    53,933
  (c)1,916,626  Svenska Cellulosa AB, Class B ...............    36,365
                                                              ---------
                                                                135,187
                                                              ---------
  SWITZERLAND (7.5%)
        13,366  Cie Financiere Richemont AG, Class A ........    35,971
        33,991  Holderbank Financiere Glarus AG,
                    Class B (Bearer) ........................    41,627

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
International Equity Portfolio
                                       54

[GRAPHIC]  MORGAN STANLEY DEAN WITTER
           INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO (CONT.)


                                                                VALUE
SHARES                                                          (000)
-----------------------------------------------------------------------

  SWITZERLAND  (CONT.)
        50,355  Nestle (Registered) ......................... $ 100,673
        36,950  Novartis AG (Registered) ....................    58,465
        14,259  Schindler Holding AG (Participating
                   Certificates) ............................    21,304
     (a)13,075  Sulzer AG (Registered) ......................     8,687
     (c)65,720  Swisscom AG (Registered) ....................    22,737
       453,170  UBS AG (Registered) .........................    66,320
                                                              ---------
                                                                355,784
                                                              ---------
  UNITED KINGDOM (29.5%)
    10,876,970  Allied Domecq plc ...........................    57,588
     2,399,200  Allied Zurich plc ...........................    28,363
     1,889,200  Associated British Foods plc ................    13,032
     1,065,800  AstraZeneca Group plc .......................    49,737
     6,008,600  BAA plc .....................................    48,173
     9,185,800  BAE Systems plc .............................    57,249
     1,724,800  Barclays plc ................................    42,868
     3,742,898  BG Group plc ................................    24,176
     8,987,519  Blue Circle Industries plc ..................    57,984
     5,201,900  British American Tobacco plc ................    34,702
     5,109,000  British Telecommunications plc ..............    66,000
     8,202,800  Bunzl plc ...................................    43,926
     2,008,205  Burmah Castrol plc ..........................    50,610
     9,081,717  Cadbury Schweppes plc .......................    59,622
       208,100  CGU plc .....................................     3,463
     5,792,559  Diageo plc ..................................    51,961
     3,371,700  GKN plc .....................................    42,996
     3,137,000  Granada Group plc ...........................    31,319
     7,659,460  Great Universal Stores plc ..................    49,242
     6,545,701  Imperial Tobacco Group plc ..................    62,678
     5,026,451  John Mowlem & Co. plc .......................     7,794
     2,514,200  Lloyds TSB Group plc ........................    23,732
     1,445,700  Prudential Corp. plc ........................    21,169
     7,093,466  Reckitt Benckiser plc .......................    79,404
    11,257,600  Rentokil Initial plc ........................    25,544
     4,062,340  RMC Group plc ...............................    52,848
     3,737,500  Rolls-Royce plc .............................    13,258
     4,238,303  Royal & Sun Alliance Insurance Group plc ....    27,504
    11,371,970  Sainsbury (J) plc ...........................    51,607
     7,703,880  Scottish & Southern Energy plc ..............    70,621
     6,268,100  Tate & Lyle plc .............................    31,290
     7,951,500  Vodafone Group plc ..........................    32,115
     8,031,750  Wolseley plc ................................    43,131
     2,842,196  WPP Group plc ...............................    41,489
                                                              ---------
                                                              1,397,195
                                                              ---------
TOTAL COMMON STOCKS (Cost $3,791,732) ....................... 4,550,126
                                                              ---------
PREFERRED STOCKS (0.6%)
  GERMANY (0.6%)
     1,235,130  Volkswagen AG (Cost $29,614) ................    29,334
                                                              ---------
TOTAL FOREIGN SECURITIES (96.8%) (Cost $3,821,346) .......... 4,579,460
                                                              ---------

SHORT-TERM INVESTMENTS  (12.6%)
  SHORT-TERM INVESTMENTS HELD AS COLLATERAL ON
    LOANED SECURITIES (11.8%)


   5750  Abbey National Treasury Services,
           MTN, 6.50%, 08/04/00 .............................     5,750
   2500  Abbey National Treasury Services,
           MTN, 6.52%, 08/04/00 .............................     2,500
 20,000  ABN Amro Bank, TD, 7.125%, 7/03/00 .................    20,000
 20,000  Allied Irish Bank, TD, 7.15%, 7/03/00 ..............    20,000
  2,750  Baltimore Gas and Electric, MTN, 6.75%, 9/14/00 ....     2,750
 20,000  Banca Commerciale Italiano (London),
           TD, 7.25%, 07/03/00 ..............................    20,000
 20,000  Banco Santander S.A., TD, 7.125%, 7/03/00 ..........    20,000
 20,000  Bank of Austria, TD, 7.25%, 703/00 .................    20,000
 20,000  Banque Bruxelles Lambert, TD, 7.25%, 7/03/00 .......    20,000
 20,000  Barclays Bank Plc., TD, 7.125%, 07/03/00 ...........    20,000
 20,000  Bayerische Hypo-Und Vereinsbank, TD,
           7.125%, 7/03/00 ..................................    20,000
  5,998  Bayerische Landesbank, N.Y., Yankee CD,
           6.67%, 12/15/00 ..................................     5,998
  2,999  Bayerische Landesbank, N.Y., Yankee CD,
           6.68%, 02/22/01 ..................................     2,999
 14,000  Bear Stearns, Yankee MTN, 6.72%, 5/04/01 ...........    14,000
    750  Bear Stearns, Yankee CP, 7.34%, 10/03/00 ...........       750
  1,588  BNP Paribas N.Y., Yankee CD, 6.53%, 1/08/01 ........     1,588
  5,498  BNP Paribas N.Y., Yankee CD, 7.125%, 1/08/01 .......     5,498
 10,000  Commerzbank AG, N.Y., TD, 7.125%, 7/03/00 ..........    10,000
  5,998  Commerzbank AG, N.Y., Yankee CD, 6.70%, 5/24/01 ....     5,998
 22,739  CIT Group Holdings, MTN, 7.125%, 5/24/01 ...........    22,739
 20,000  Citibank Corp.,TD, 7.125%, 7/03/00 .................    20,000
 20,000  Credit Agricole Indozuez, TD, 7.125%, 7/03/00 ......    20,000
 20,000  Credit Commerciale, TD, 7.125%, 7/03/00 ............    20,000
  6,747  Deutsche Bank N.Y., Yankee CD, 6.66%, 12/13/03 .....     6,747
  5,497  Dexia Bank N.Y., Yankee CD, 6.53%, 1/08/01 .........     5,497
 20,000  Dresdner Bank, N.Y., TD, 7.125%, 07/03/00 ..........    20,000
 23,000  First Union Bank, CD, 6.68%, 2/20/01 ...............    23,000
 20,000  Fortis Bank, TD, 7.19%, 7/03/00 ....................    20,000
  5,007  General Motors Acceptance Corp., MTN,
           6.78%, 12/15/00 ..................................     5,007
 17,023  Goldman Sachs Group, L.P., MTN, 6.27%, 1/09/01 .....    17,023

   The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                                  International Equity Portfolio
                                       55

[GRAPHIC]  MORGAN STANLEY DEAN WITTER
           INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO (CONT.)


FACE
AMOUNT                                                          VALUE
(000)                                                           (000)
-----------------------------------------------------------------------

SHORT-TERM INVESTMENTS HELD AS COLLATERAL ON
   LOANED SECURITIES (CONT.)

$20,000  Landesbank Baden Wuerttember, TD,
           7.19%, 7/03/00 ................................    $  20,000
 35,000  Lehman Brothers, Inc., 7.025%, dated 6/30/00,
           due 7/03/00, to be repurchased at $35,020,
           collateralized by U.S. Government Agency Bonds,
           having various rates and maturities, valued at
           $35,699 (Cost $35,000) ........................       35,000
 20,000  Links Finance Corp., MTN, 6.65%, 5/21/01 ........       20,000
  9,995  Nordeutsche Landesbank, N.Y., Yankee CD,
           6.76%, 2/26/01 ................................        9,995
  9,995  Svenska Handelsbank, N.Y., Yankee CD,
           6.67%, 2/26/01 ................................        9,995
 20,000  Toronto Dominion- London, TD,
           7.125%, 07/03/00 ..............................       20,000
  5,996  Toyota Motor Credit Corp., MTN,
           6.27%, 1/09/00 ................................        5,996
 20,000  Westdeutsche Landesbank G.C., TD,
           7.125%, 7/03/00 ...............................       20,000
 19,889  Windmill Funding Corp., CP,
           6.71%, 07/28/00 ...............................       19,889
                                                              ---------
TOTAL SECURITIES HELD FOR COLLATERAL ON LOANED
   SECURITIES ............................................      558,719
                                                              ---------
REPURCHASE AGREEMENT (0.4%)
 18,076  Chase Securities, Inc., 6.15%, dated
           6/30/00, due 7/03/00, to be repurchased
           at $18,085, collateralized by U.S.
           Treasury Bonds, 5.875%, due 11/15/05,
           valued at $18,882 .............................       18,076
                                                              ---------
TIME DEPOSITS (0.4%)
EUR  20,000   Euro Time Deposit, 12/31/00 ................       19,066
                                                              ---------
TOTAL SHORT-TERM INVESTMENTS (Cost $595,861) .............      595,861
                                                              ---------
FOREIGN CURRENCY (1.5%)
GBP    7,387  British Pound ..............................       11,175
DKK   78,315  Danish Krone ...............................       10,011
EUR   47,221  European Monetary Unit .....................       45,039
JPY  201,579  Japanese Yen ...............................        1,899
CHF      366  Swiss Franc ................................          224
                                                              ---------
TOTAL FOREIGN CURRENCY (Cost $68,252) ....................       68,348
                                                              ---------
TOTAL INVESTMENTS (110.9%) (Cost $4,485,459) .............    5,243,669
                                                              ---------

OTHER ASSETS (1.9%)
  Cash .......................................   $      6
  Receivable for Investments Sold ............     49,756
  Net Unrealized Gain on Foreign Currency
    Exchange Contracts .......................     17,004
  Receivable for Portfolio Shares Sold .......     12,568
  Dividends Receivable .......................      7,179
  Foreign Withholding Tax Reclaim
    Receivable ...............................      2,954
  Interest Receivable ........................        534
  Other ......................................        131        90,132
                                                  -------
                                                                AMOUNT
                                                                 (000)
-----------------------------------------------------------------------
LIABILITIES (-12.8%)
  Collateral on Securities Loaned ............  $(558,719)
  Payable for Investments Purchased ..........    (33,708)
  Investment Advisory Fees Payable ...........     (8,801)
  Payable for Portfolio Shares Redeemed.......     (2,973)
  Administrative Fees Payable ................       (588)
  Custodian Fees Payable .....................       (520)
  Directors' Fees and Expenses Payable .......       (301)
  Distribution Fees Payable ..................        (27)
  Other Liabilities ..........................       (165)    $ (605,802)
                                                  -------     ----------
NET ASSETS (100%) .........................................   $4,727,999
                                                              ==========
NET ASSETS CONSIST OF:
Paid in Capital ...........................................   $3,413,267
Undistributed Net Investment Income .......................       37,069
Undistributed Net Realized Gain ...........................      503,107
Unrealized Appreciation on Investments and Foreign
   Currency Translations ..................................      774,556
                                                              ----------
NET ASSETS ................................................   $4,727,999
                                                              ==========
CLASS A:
--------
NET ASSETS ................................................   $4,679,066
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  PER SHARE
  Applicable to 220,815,674 outstanding $0.001 par value
    shares (authorized 500,000,000 shares) ................   $    21.19
                                                              ==========
CLASS B:
--------
NET ASSETS ................................................   $   48,933
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  PER SHARE
  Applicable to 2,317,544 outstanding $0.001 par value
    shares (authorized 500,000,000 shars) .................   $    21.11
                                                              ==========

------------------------------------------------------------------------
(a)  -- Non-income producing
(c)  -- All or a portion of security on loan at June 30, 2000 -- See
        Note A-9 to financial statements.
RNC  -- Non-Convertible Savings Shares
------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
  Under the terms of foreign currency exchange contracts open at June 30, 2000 the Portfolio is obligated to deliver or is to receive foreign currency or U.S. dollars as indicated below:


   CURRENCY                                   IN                     NET
      TO                                    EXCHANGE              UNREALIZED
   DELIVER          VALUE    SETTLEMENT       FOR         VALUE   GAIN/(LOSS)
    (000)           (000)       DATE         (000)        (000)      (000)
---------------   ---------  ----------  --------------  -------- -----------
DKK     78,315    $ 10,011    7/03/00    U.S.$    10,05   $ 10,052   $    41
JPY 11,000,000     105,330    9/27/00    EUR    103,158     98,938    (6,392)
EUR    104,622     100,343    9/27/00    JPY 11,000,000    105,330     4,987
GBP    200,999     304,632   10/04/00    EUR    329,999    316,610    11,978
GBP     80,000     121,246   10/04/00    EUR    133,034    127,636     6,390
                  ---------                              --------  -----------
                  $641,562                               $658,566   $17,004
                  ========                               ========   =======

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
International Equity Portfolio
                                       56

[GRAPHIC]  MORGAN STANLEY DEAN WITTER
           INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

----------------------------------------------------------
  SUMMARY OF FOREIGN SECURITIES BY SECTOR CLASSIFICATION


                                                   PERCENT
                                       VALUE       OF NET
SECTOR                                 (000)       ASSETS
-----------------------------------------------------------
Consumer Discretionary ..........  $   465,936       9.8%
Consumer Staples ................      852,353      18.0
Energy ..........................      291,402       6.2
Financials ......................      922,520      19.5
Healthcare ......................      433,465       9.2
Industrials .....................      353,249       7.5
Information Technology ..........      202,708       4.3
Materials .......................      441,329       9.3
Telecommunication Services ......      382,099       8.1
Utilities .......................      234,400       4.9
                                   -----------     -----
                                   $ 4,579,460      96.8%
                                   ===========      =====




   The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                              International Equity Portfolio
                                       57

[GRAPHIC]  MORGAN STANLEY DEAN WITTER
           INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
INVESTMENT OVERVIEW
-------------------------------------------------------------------------------
INTERNATIONAL MAGNUM PORTFOLIO
-------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS (AT JUNE 30, 2000)
------------------------------------------------

Other                     (5.4%)
United Kingdom           (23.8%)
Switzerland               (6.2%)
Sweden                    (4.2%)
Spain                     (2.3%)
Singapore                 (1.4%)
Portugal                  (0.4%)
New Zealand               (0.1%)
Netherlands               (4.9%)
Australia                 (2.0%)
Belgium                   (0.2%)
Denmark                   (0.1%)
Finland                   (1.3%)
France                    (9.4%)
Germany                   (4.7%)
Hong Kong                 (2.0%)
Italy                     (2.7%)
Japan                    (28.9%)

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) EAFE INDEX(1)

                                                     TOTAL RETURNS(2)
                                              -------------------------------
                                                                    AVERAGE
                                                                     ANNUAL
                                                        ONE          SINCE
                                              YTD       YEAR       INCEPTION
                                            -------    ------     -----------
PORTFOLIO -- CLASS A.....................   -2.28%     15.07%        10.09%
PORTFOLIO -- CLASS B.....................   -2.43      14.78          9.79
INDEX....................................   -4.06      17.16         11.29

1. The MSCI EAFE Index is an unmanaged index of common stocks in Europe, Australasia and the Far East.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.




The International Magnum Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers in accordance with the EAFE country weightings determined by the Adviser. The EAFE countries in which the Portfolio will primarily invest are those comprising the Morgan Stanley Capital International (MSCI) EAFE Index (the 'Index"), which includes Australia, Japan, New Zealand, and most nations located in Western Europe, Hong Kong and Singapore. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

For the six months ended June 30, 2000, the Portfolio had a total return of -2.28% for the Class A shares and -2.43% for the Class B shares compared to -4.06% for the Index. For the one year ended June 30, 2000, the Portfolio had a total return of 15.07% for the Class A shares and 14.78% for the Class B shares compared to 17.16% for the Index. For the period from inception on March 15, 1996 through June 30, 2000, the average annual total return for the Class A shares was 10.09% and 9.79% for the Class B shares compared to 11.29% for the Index.

The first half of 2000 proved to be a difficult environment for international investors as market volatility and inflation concerns hampered equity returns. The new millennium began with a continuation of the theme seen at the end of 1999. First quarter 2000 returns were dominated by high-flying technology and telecommunication stocks which soared to unprecedented levels and valuations. The tide turned during the middle of March as investors took profits on fears of an overheating U.S. economy and the consequent interest rate hikes cooled investor enthusiasm for technology, media and telecom (TMT) and sent these sectors into a nosedive. This theme continued throughout the entire second quarter. The beneficiaries of this changing tide were the recently overlooked defensive sectors. International markets reacted to the volatility evident in the U.S. market, and the sharp NASDAQ declines in April heightened investor skittishness regarding U.S. interest rates. However, towards the end of June, most markets rebounded as economic numbers pointed to a "soft landing" for the U.S. economy, allaying investor fears of sharply tighter U.S. interest rates. Despite this difficult environment, the Portfolio outperformed the Index during the second quarter.

Europe was the relative outperformer of all EAFE regions in the first six months of 2000, falling 3.1% in U.S. dollar terms, but managing to rise 1.6% in local currency. The

------------------------------------------------------------------------------
THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

-------------------------------------------------------------------------------
International Magnum Portfolio
                                  58

[GRAPHIC]  MORGAN STANLEY DEAN WITTER
           INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
INVESTMENT OVERVIEW
-------------------------------------------------------------------------------
INTERNATIONAL MAGNUM PORTFOLIO (CONT.)

U.S. dollar return was negative due primarily to the depreciation of the euro throughout most of the period. The currency reached its high for the year in early January at 1.04 and proceeded to depreciate almost 15%, hitting a low of 0.89 before managing to climb to 0.95 by the end of June. The volatility of the European markets in the first half of 2000 was influenced in part by turbulence in the U.S. technology sector. The first two months of the year saw markets reaching unprecedented levels driven by investor mania over telecommunication and technology stocks. A major rotation in market leadership began by the end of the first quarter of 2000 as the "new economy" TMTs started to suffer exhaustion from their inexorable rise. "Old economy" sectors like industrial cyclicals, consumer staples and utilities benefited from concerns about the potential twin impact of rising interest rates and negative earnings revisions on parts of the "new economy". During the second quarter of 2000, formerly beaten-up defensives consumer staples and health care rebounded to post gains for the year-to-date of 2.6% and 9.4%, respectively.

European merger activity continued during the first half of 2000, with 40% of all completed global deals attributed to European firms. The combination of relatively low interest rates, low cost of capital and a growing acceptance of takeover tactics which focus on core businesses as a way to build shareholder value and deliver stronger earnings continue to gain acceptance in Europe. European CEOs increasingly consider Europe to be a single economic market and recognize the need to be bigger to effectively compete in this setting. Particular deals to take note of include Unilever's purchase of U.S. food giant Bestfoods and France Telecom's acquisition of Orange.

The combination of currency weakness and an uncertain economic environment made for a difficult investment environment during the first half of 2000 in Japan. The MSCI Japan Index posted returns of -5.4% in U.S. dollars (-2.2% local currency) for the six-month period. The first quarter saw investor confidence wane somewhat in response to the release of the fourth quarter 1999 contractionary GDP numbers, which put Japan back into a technical recession. The contraction was blamed primarily on the fall in spending in reaction to Y2K concerns as well as the dwindling impact of the government's stimulus package from last year. The second quarter, however, saw encouraging evidence of a meaningful economic recovery beginning to emerge. GDP growth for the January - March period showed Japan's economy growing at a 10% annualized rate, and the June Tankan survey of business confidence confirmed a strong positive trend for the Large Manufacturing Diffusion Index, which was at its highest level during the last three years. Capital expenditures of these large manufacturers was announced to increase by over 11.3% in 2000, centering on IT investments. This is a result of a 10 trillion yen free cash flow generated by Japanese corporations which are now bearing the fruits of restructuring. Signs of more robust consumption were also evident by June 2000 as automobile sales jumped 8.5% year-over-year.

Despite this infusion of positive news, the stock market was generally weak during the second quarter of 2000, and at one point fell to levels last seen in June 1999. Fears of higher U.S. interest rates and the potential slowdown of exports, coupled with volatility and sharp declines of the NASDAQ caused the virtual collapse of leading "New" economy Japanese stocks such as Softbank, NTT DoCoMo and Hikari Tsushin which were the bell-cows of 1999's Japanese equity market. Foreign investors, particularly momentum players and sector funds, became large net sellers. The ill-timed change in 30 constituents of the Nikkei 225 at the peak of NASDAQ volatility further confused many potential buyers, particularly Japanese individual investors.

The countries of non-Japan Asia were the laggards of international developed markets, falling 9.3% in U.S. dollar terms (-5.1% in local currency). Despite generally positive economic conditions, these markets fell due to their sensitivity to interest rates as the U.S. Fed hiked rates 100 basis points over the course of six months. The financial sector, which represents nearly half of the Pacific ex-Japan Index, fell 9.7% from the start of the year and dominated Asian markets' returns. Indeed, the economies of the region remained strong in the face of market volatility. Singapore reported strong May exports data thanks to an increase in regional trade, which saw sales to Asia including Japan growing 32.6%. Overall export growth of 27.8% year-over-year outpaced import growth of 24.5%, resulting in a higher-than-expected trade surplus. Manufacturing growth continued to increase, buoyed by strong demand for semi-conductors, while retail sales increased in both Hong Kong and Singapore.

INVESTMENT STRATEGY & ATTRIBUTION
The Portfolio began the year overweight versus the Index in Japan and Asia ex-Japan and underweight relative to the Index in Europe. During the first half of 2000 we reduced exposure to Asia ex-Japan in the face of a difficult period for those markets and completely eliminated exposure to Korea and Taiwan. We maintained our overweight to Japan and underweight to Europe while decreasing the magnitude of both to finish the period with allocations of 64.2% versus 67.2% in Europe, 29.9% vs. 26.9% in Japan, and 5.4% vs.

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                                                 International Magnum Portfolio
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           INSTITUTIONAL FUND, INC.
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INVESTMENT OVERVIEW
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INTERNATIONAL MAGNUM PORTFOLIO (CONT.)

5.9% in Asia ex-Japan. Reducing exposure to Asia while simultaneously increasing our weighting in Europe added to performance on the margin. On balance, our regional allocation strategies detracted from portfolio performance as Europe outperformed all other EAFE regions.

As defensive stocks saw a return to favor in Europe during the latter half of the period, the Portfolio was well positioned to reap the benefits of this turnaround. Consumer staples companies were the strongest performing sector in the European market. The Portfolio benefited both from its significant overweight to and stock selection within consumer staples, with food, beverage and household product's giants such as Nestle (+12%), Reckitt Benckiser (+20%) and Danone (+19%) being top contributors to performance. Our overweight in health care was further enhanced by strong stock selection, as Aventis (+33%) recently surpassed Merck as the largest pharmaceutical company in the world. Fresenius (+28%), the world's top dialysis products and services provider, was also a top contributor.

Stock selection in the Energy sector was positive as companies benefited from the surge in oil prices. After riding the wave of rising oil prices, we reduced the Portfolio's exposure to the energy sector in Europe but continued to maintain an overweight position in French oil major TotalFina (+18%) given the extensive restructuring opportunities that remain and the stock's modest valuation relative to the U.S. majors. We trimmed positions in Royal Dutch, BG Group and BP Amoco. Finally, we switched the Portfolio's holding in Repsol into ENI. Although our underweight to Telecoms and Technology hurt returns in the first quarter of 2000, the Portfolio benefited from this strategy as these sectors corrected during the latter half of the period. However, this was not enough to outweigh the results of the first quarter of 2000 as the single largest detractor from portfolio performance was the European underweight to Information Technology over the six-month period.

In Japan, stock selection in Information Technology was the single largest contributor to performance. NEC (+32.3%) reached a new high due to the strong DRAM business and its management strategy. Our sector allocation decision, especially overweighting of Machinery and underweighting of Banks, was a contributor to performance. We will maintain current holdings in select world class technology companies, economically sensitive stocks, and deep value cyclical stocks as we believe these will be the main beneficiaries to improving business conditions in Japan. Our strategy in Asia ex- Japan was not as successful as in other regions due to its extreme sensitivity to U.S. interest rates; consequently, our overweight and stock selection within the Banking sector was a drag on returns.

OUTLOOK

The global economy remains vigorous and growth has begun to shift from the U.S. to international markets. Revised earnings estimates point to a positive operating environment in Europe and we expect to selectively add exposure to this region. A slower U.S. economy implies a weaker dollar relative to the euro, which should benefit the region in general and European equities in particular. European fundamentals look quite solid, with the main risk to European equities appearing to be the potential for a slowdown in the U.S. economy. EMU domestic demand has been revised upwards to 0.9% for both the fourth quarter of 1999 and the first quarter of 2000 (from 0.6% and 0.7%, respectively). There are signs that the recent laggards in core Europe may soon start catching up to their peers; Germany saw stronger-than- expected retail sales growth in May with retail sales jumping an impressive 10.3% year-over-year compared to a year earlier. Broad retail sales, including car sales, now stand 2.1% higher than their first quarter average. This bodes well for a rebound in consumer spending in the second quarter of this year, after a surprising 0.6% quarterly decline in the first quarter of 2000.

Since March, the sheer pace of earnings forecast upgrades has been a support for equities in the face of rising European and U.S. short interest rates and the bursting of the speculative TMT bubble. Although we are optimistic about the general environment, we remain cautious as there is the possibility of a slowdown toward the end of the summer and into the fall. A topping out of earnings upgrades remains a possibility after experiencing the strength seen recently. In such an environment, software, technology hardware and luxury goods would most likely be the most sensitive on the downside, while food, beverages and other consumer staples would be defensive. The Portfolio would therefore be well positioned if such a scenario were to develop.

Japan seems to be on the verge of a self-sustaining economic recovery. The key assumption to our outlook is that the U.S. will have a "soft landing" and that Japan's economic recovery will become self sustaining during the second half of 2000. Japan's Government leaders are expected to use the July Summit in Okinawa as a means of show-casing concrete plans for a self sustaining recovery and will pledge to continue Mr. Obuchi's plan for a domestic led recovery. Many Japanese companies are beginning to generate free cash flow and IT spending as a percent of CAPEX is expected to grow significantly during the next year. In response to this trend, the Japanese

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                                60
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[GRAPHIC]  MORGAN STANLEY DEAN WITTER
           INSTITUTIONAL FUND, INC.
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INVESTMENT OVERVIEW
-------------------------------------------------------------------------------
INTERNATIONAL MAGNUM PORTFOLIO (CONT.)

Government has created a new "Minister of Information Technology" within the ruling cabinet. Global demand for Japan's digital products is also expected to contribute to corporate earnings where companies have become highly geared to top line growth. We expect earnings surprises because of this gearing in earnings. Finally, we believe a modest rise in interest rates will actually be positive to spur consumption and accelerate restructuring, an event that the Bank of Japan has hinted at for several months. We expect our Portfolio will maintain the current holdings in select world class technology companies, economic sensitive stocks and deep value cyclicals.

Our outlook for Asia ex-Japan remains somewhat tentative due to the regions' interest rate sensitivity. Assuming that the U.S. experiences a "soft-landing" which appears increasingly likely, and rate increases abate, the region should experience solid performance. Specifically, as we near the end of the tightening phase, we could see markets trend higher as domestic fundamentals come to the forefront. Hong Kong looks poised to benefit in the near-term from the likely boost to banking and property stocks, with increasing Chinese monetary reflation, (which correlates well with the Hang Seng Index) working as an additional catalyst. Recent data show increases in retail sales and export growth in Singapore and Hong Kong, and we expect this trend to continue. In Australia, we anticipate the demand for equities will remain robust while little supply is coming through the pipeline, which should work to push the market higher.

Francine J. Bovich
PORTFOLIO MANAGER

July 2000

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                                                 International Magnum Portfolio
                                      61

[GRAPHIC]  MORGAN STANLEY DEAN WITTER
           INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
-------------------------------------------------------------------------------
INTERNATIONAL MAGNUM PORTFOLIO
-------------------------------------------------------------------------------

                                                                      VALUE
  SHARES                                                              (000)
-------------------------------------------------------------------------------
COMMON STOCKS (93.2%)
  AUSTRALIA (2.0%)
      12,050 AMP Ltd............................................     $      122
       6,250 Brambles Industries Ltd............................            192
      28,250 Broken Hill Proprietary Co., Ltd...................            333
   (c)25,950 Commonwealth Bank of Australia.....................            429
       5,350 CSL Ltd............................................            105
     102,200 Fosters Brewing Group Ltd..........................            287
      14,860 Lend Lease Corp., Ltd..............................            189
  (a)119,000 Macquarie Corporate Telecommunications
               Holdings Ltd.....................................            146
      32,780 National Australia Bank Ltd........................            546
      56,650 News Corp., Ltd....................................            778
     254,200 Normandy Mining Ltd................................            137
      51,900 Qantas Airways Ltd.................................            105
      20,950 Rio Tinto Ltd......................................            345
   (a)86,450 Solution 6 Holdings Ltd............................            168
      90,350 Telstra Corp., Ltd.................................            366
      53,050 Westpac Banking Corp...............................            382
                                                                     -----------
                                                                          4,630
                                                                     -----------
  BELGIUM (0.2%)
   (a)13,980 Mobistar S.A.......................................            464
                                                                     -----------
  DENMARK (0.1%)
       4,040 Tele Danmark A/S...................................            272
                                                                     -----------
  FINLAND (1.3%)
   (a)48,700 Nokia OY...........................................          2,483
      13,055 Sampo Insurance Co. plc,  Class A..................            529
                                                                     -----------
                                                                          3,012
                                                                     -----------
  FRANCE (9.4%)
   (a)40,360 Alcatel............................................          2,644
      60,597 Aventis S.A........................................          4,419
      13,168 AXA................................................          2,072
      16,415 BNP Paribas........................................          1,578
    (c)1,710 Castorama Dubois Investissement S.A................            423
   (c)18,472 Michelin "B" (Registered)..........................            592
      40,510 CNP Assurances.....................................          1,379
       1,720 France Telecom.....................................            240
    (c)9,960 Groupe Danone......................................          1,321
      14,360 Pernod Ricard......................................            781
       7,710 Sanofi Synthelabo S.A..............................            367
   (c)18,010 Schneider S.A......................................          1,254
    (a)2,590 Societe Television Francaise 1.....................            180
    (a)5,750 Thomson Multimedia S.A.............................            372
      26,907 TotalFina, Class B.................................          4,122
                                                                     -----------
                                                                         21,744
                                                                     -----------
  GERMANY (3.3%)
       9,470 Adidas-Salomon AG..................................            520
      13,010 BASF AG............................................            527
       6,603 Bayer AG...........................................            253
      17,204 Bayerische Hypo Uno Vereinsbank AG.................          1,124
      16,800 Bayerische Motoren Werke AG........................            511
      35,243 Deutsche Telekom...................................          2,030
       6,710 SAP AG.............................................          1,014
       8,745 Schering AG........................................            476
       6,000 Siemens AG.........................................            897
       3,580 Software AG........................................            326
                                                                     -----------
                                                                           7,678
                                                                     -----------
  HONG KONG (2.0%)
      74,000 Asia Satellite Telecommunications Holdings Ltd.....            253
     168,300 Cable & Wireless HKT Ltd...........................            370
      95,000 Cathay Pacific Airways Ltd.........................            176
      27,600 Cheung Kong Holdings Ltd...........................            305
   (a)87,600 China Telecom Ltd..................................            773
     174,900 Hong Kong & China Gas Co., Ltd.....................            196
      23,700 HSBC Holdings plc..................................            271
      81,840 Hutchison Whampoa Ltd..............................          1,029
     102,100 Li & Fung Ltd......................................            511
      40,000 SmarTone Telecommunications Holdings Ltd...........             88
      40,500 Sun Hung Kai Properties Ltd........................            291
      16,000 Swire Pacific Ltd., Class A........................             94
      25,000 Television Broadcasts Ltd..........................            167
                                                                     -----------
                                                                          4,524
                                                                     -----------
  ITALY (2.7%)
      52,065 Banca Popolare Di Bergamo S.p.A....................            962
  (c)214,430 ENI S.p.A..........................................          1,237
      17,860 Marzotto (Gaetano) S.p.A...........................            146
   (c)32,500 Mediaset S.p.A.....................................            496
   (c)56,700 Telecom Italia Mobile S.p.A........................            579
  (c)147,500 Telecom Italia S.p.A...............................          2,026
     151,410 UniCredito Italiano S.p.A..........................            723
                                                                     -----------
                                                                          6,169
                                                                     -----------
  JAPAN (28.9%)
      25,500 Aiwa Co., Ltd......................................            408
     105,000 Amada Co., Ltd.....................................            890
      19,000 Bank of Tokyo-Mitsubushi Ltd.......................            229
      44,000 Canon, Inc.........................................          2,189
      92,000 Casio Computer Co., Ltd............................          1,031
      63,000 Dai Nippon Printing Co., Ltd.......................          1,109
     161,000 Daicel Chemical Industries Ltd.....................            519
      94,000 Daifuku Co., Ltd...................................          1,041
      82,000 Daikin Industries Ltd..............................          1,904
      22,700 FamilyMart Co., Ltd................................            872
      25,000 Fuji Machine Manufacturing Co......................          1,312
      45,000 Fuji Photo Film Ltd................................          1,840
      54,000 Fujitec Co., Ltd...................................            469
      73,000 Fujitsu Ltd........................................          2,524
      43,000 Furukawa Electric Co...............................            897
      56,000 Hitachi Credit Corp................................          1,514
     149,000 Hitachi Ltd........................................          2,148
      20,000 House Foods Corp...................................            309
  (c)122,000 Kaneka Corp........................................          1,344
      41,000 Kurita Water Industries Ltd........................            902

   The accompanying notes are an integral part of the financial statements.
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International Magnum Portfolio

[GRAPHIC]  MORGAN STANLEY DEAN WITTER
           INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
-------------------------------------------------------------------------------
INTERNATIONAL MAGNUM PORTFOLIO (CONT.)
-------------------------------------------------------------------------------

                                                                      VALUE
  SHARES                                                              (000)
-------------------------------------------------------------------------------
JAPAN  (CONT.)
      10,500 Kyocera Corp.......................................     $    1,780
      33,000 Kyudenko Corp., Ltd................................             99
   (c)70,000 Lintec Corp........................................            729
      76,000 Matsushita Electric Industrial Co., Ltd............          1,969
   (c)73,000 Minebea Co., Ltd...................................            915
     138,000 Mitsubishi Chemical Industries.....................            565
      57,000 Mitsubishi Estate Co., Ltd.........................            670
     236,000 Mitsubishi Heavy Industries Ltd....................          1,045
      40,000 Mitsubishi Logistics Corp..........................            362
      44,000 Mitsumi Electric Co., Ltd..........................          1,617
      93,000 NEC Corp...........................................          2,918
      58,000 Nifco, Inc.........................................            740
      13,600 Nintendo Co., Ltd..................................          2,373
      42,000 Nippon Meat Packers, Inc...........................            613
         151 NTT DoCoMo.........................................          2,006
     178,000 Nissan Motors......................................          1,048
      18,000 Nissei Sangyo Co., Ltd.............................            263
      43,000 Nissha Printing Co., Ltd...........................            297
      32,000 Ono Pharmaceutical Co., Ltd........................          1,372
      94,000 Ricoh Co., Ltd.....................................          1,988
      26,700 Rinnai Corp........................................            595
       5,000 Rohm Co., Ltd......................................          1,460
      26,000 Ryosan Co., Ltd....................................            588
      16,000 Sangetsu Co., Ltd..................................            264
      55,000 Sankyo Co., Ltd....................................          1,241
     123,000 Sanwa Shutter Corp.................................            399
     134,000 Sekisui Chemical Co................................            515
      98,000 Sekisui House Co., Ltd.............................            906
      93,000 Shin-Etsu Polymer Co., Ltd.........................            769
      26,200 Sony Corp..........................................          2,444
      59,000 Suzuki Motor Co., Ltd..............................            760
      16,000 TDK Corp...........................................          2,297
      20,000 Tokyo Electric Power Co., Inc......................            487
     233,000 Toshiba Corp.......................................          2,627
      31,000 Toyota Motor Corp..................................          1,411
     108,000 Tsubakimoto Chain Co...............................            549
      64,000 Yamaha Corp........................................            699
      34,000 Yamanouchi Pharmaceutical Co., Ltd.................          1,855
                                                                     -----------
                                                                         66,686
                                                                     -----------
  NETHERLANDS (4.9%)
      17,720 ABN Amro Holding N.V...............................            434
      28,835 Akzo Nobel N.V.....................................          1,224
    (a)7,350 ASM Lithography Holding N.V........................            316
      19,923 Buhrmann N.V.......................................            569
      16,590 Fortis (NL) N.V....................................            482
   (a)23,960 Getronics N.V......................................            370
       6,020 Heineken N.V.......................................            366
      22,165 ING Groep N.V......................................          1,497
   (a)11,400 Koninklijke KPN N.V................................            509
   (a)74,932 Koninklijke (Royal) Philips Electronics N.V........          3,531
      51,550 Laurus N.V.........................................            617
      13,340 Royal Dutch Petroleum Co...........................            828
       3,320 Royal KPN N.V......................................            148
   (a)11,760 United Pan-Europe Communications NV................            307
                                                                     -----------
                                                                         11,198
                                                                     -----------
    NEW ZEALAND (0.1%)
   (c)55,500 Telecom Corp. of New Zealand Ltd...................            194
                                                                     -----------
    PORTUGAL (0.4%)
   (c)82,550 Banco Commercial Portugues (Registered)............            429
   (a)33,470 Telecel Comunicacoes Pessoais S.A..................            508
                                                                     -----------
                                                                            937
                                                                     -----------
  SINGAPORE (1.4%)
   (a)22,000 Chartered Semiconductor Manufacturing Ltd..........            192
      (a)600 Chartered Semiconductor Manufacturing Ltd. ADR.....             54
      39,000 City Developments Ltd..............................            151
      46,965 DBS Group Holdings Ltd.............................            604
      42,000 Keppel Corp., Ltd..................................             91
      37,000 Natsteel Electronics Ltd...........................            113
  (a)105,000 Neptune Orient Lines Ltd...........................             97
      27,800 Oversea-Chinese Banking Corp.......................            191
      20,816 Overseas Union Bank Ltd............................             81
      35,000 Sembcorp Logistics Ltd.............................            197
      22,000 Singapore Airlines Ltd.............................            218
      22,000 Singapore Press Holdings Ltd.......................            344
     124,000 Singapore Telecommunications Ltd...................            182
 (a,c)65,000 ST Assembly Test Services..........................            167
      33,792 United Overseas Bank Ltd. (Foreign)................            221
      39,000 Venture Manufacturing Ltd..........................            397
                                                                     -----------
                                                                          3,300
                                                                     -----------
  SPAIN (2.3%)
 (a,c)48,200 Amadeus Global Travel Distribution S.A.............            549
      56,720 Banco Bilbao Vizcaya Argentaria....................            847
      17,070 Banco Popular Espanol..............................            527
      42,250 Endesa S.A.........................................            818
    (a)7,890 Telefonica Publicidad..............................             74
(a,c)110,991 Telefonica S.A.....................................          2,382
                                                                     -----------
                                                                          5,197
                                                                     -----------
  SWEDEN (4.2%)
      47,422 Assa Abloy AB.....................................            951
      31,590 Autoliv, Inc. SDR.................................            773
      43,790 ForeningsSparbanken AB............................            640
     246,659 Nordbanken Holding AB.............................          1,858
      40,070 Scandic Hotels AB.................................            481
   (c)56,580 Securitas AB......................................          1,199
      13,000 Skandia Forsakrings AB............................            343
   (c)33,580 Svedala Intrustri AB..............................            639
   (c)21,200 Svenska Cellulosa AB, Class B.....................            402
      58,980 Svenska Handelsbanken,  Class A...................            855
  (a,c)7,750 Tele1 Europe AB...................................             95
   (a)75,400 Ericsson LM.......................................          1,490
                                                                    -----------
                                                                         9,726
                                                                    -----------
SWITZERLAND (6.2%)
         780 Adecco S.A........................................            662
       1,058 Cie Financiere Richemont AG, Class A..............          2,847
      (a)452 Givaudan..........................................            137


   The accompanying notes are an integral part of the financial statements.
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                                                 International Magnum Portfolio
                                   63
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[GRAPHIC]  MORGAN STANLEY DEAN WITTER
           INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
-------------------------------------------------------------------------------
INTERNATIONAL MAGNUM PORTFOLIO (CONT.)
-------------------------------------------------------------------------------

                                                                      VALUE
  SHARES                                                              (000)
-------------------------------------------------------------------------------
  SWITZERLAND  (CONT.)
         852 Holderbank Financiere Glarus AG,
               Class B (Bearer)................................    $     1,043
       2,150 Nestle S.A. (Registered)..........................          4,299
       1,205 Novartis AG (Registered)..........................          1,907
          82 Roche Holding AG (Registered).....................            797
         405 Schindler Holding AG (Registered).................            620
   (a)13,435 UBS AG (Registered)...............................          1,967
                                                                    -----------
                                                                        14,279
                                                                    -----------
  UNITED KINGDOM (23.8%)
     442,650 Allied Domecq plc.................................          2,344
      52,750 Allied Zurich plc.................................            624
      54,500 AstraZeneca Group plc.............................          2,537
      77,900 BAA plc...........................................            625
     109,400 BAE Systems plc...................................            682
      53,792 Bank of Scotland..................................            511
      75,240 Barclays plc......................................          1,870
      70,400 BBA Group plc.....................................            461
     168,760 BG plc............................................          1,090
     111,900 Blue Circle Industries plc........................            722
      42,240 BOC Group plc.....................................            607
     136,200 BP Amoco plc......................................          1,306
     129,800 British American Tobacco plc......................            866
     220,350 British Telecom plc...............................          2,847
     197,100 Cadbury Schweppes plc.............................          1,294
       6,290 Capital Radio plc.................................            147
     137,000 Centrica plc......................................            457
     201,241 Diageo plc........................................          1,805
  (a)110,800 Egg Plc...........................................            288
      21,200 EMAP plc..........................................            341
      36,300 GKN plc...........................................            463
      91,060 Glaxo Wellcome plc................................          2,654
     212,100 Granada Group plc.................................          2,118
     144,020 Great Universal Stores plc........................            926
     147,310 Halma plc.........................................            227
     149,760 Imperial Tobacco Group plc........................          1,434
      33,400 Kingfisher plc....................................            304
      54,300 Lloyds TSB Group plc..............................            513
      64,700 Marconi plc.......................................            842
     181,440 Prudential Corp.,  plc............................          2,657
     260,056 Reckitt Benckiser plc.............................          2,911
      67,700 Reed International plc............................            589
     227,500 Rentokil Initial plc..............................            516
      29,600 RMC Group plc.....................................            385
     251,800 Rolls-Royce plc...................................            893
      48,040 Sainsbury (J) plc.................................            218
     110,040 Scottish & Southern Energy plc....................          1,009
     287,150 Shell Transport & Trading Co. plc.................          2,396
      61,474 Smith & Nephew plc................................            227
      83,500 Smithkline Beecham plc............................          1,093
      40,000 Smiths Industries plc.............................            520
     117,100 SSL International plc.............................          1,266
  (a)144,666 Telewest Communications plc.......................            499
     140,600 Tesco plc.........................................            437
   1,406,667 Vodafone Airtouch plc.............................          5,681
      89,400 Wolseley plc......................................            480
      89,400 Woolwich Plc......................................            378
     132,690 WPP Group plc.....................................          1,937
                                                                    -----------
                                                                        54,997
                                                                    -----------
TOTAL COMMON STOCKS (Cost $182,488)............................        215,007
                                                                    -----------
PREFERRED STOCKS (1.4%)
    GERMANY (1.4%)
       5,562 Fresenius Medical Care AG.........................          1,274
      21,520 Henkel KGaA-Vorzug................................          1,232
       3,741 Hugo Boss AG......................................            649
                                                                    -----------
TOTAL PREFERRED STOCKS (Cost $2,894)...........................          3,155
                                                                    -----------
TOTAL FOREIGN SECURITIES (94.6%) (Cost $185,382)...............        218,162
                                                                    -----------
  FACE
 AMOUNT
  (000)
----------------
SHORT-TERM INVESTMENTS (11.8%)
  SHORT-TERM INVESTMENTS HELD AS COLLATERAL ON
     LOANED SECURITIES (6.5%)

$       500 ABN Amro Bank, TD, 7.125%, 7/03/00.................            500
        500 Abbey National Treasury Services,
              TD, 7.19%, 7/03/00...............................            500
        500 Allied Irish Bank, TD, 7.15%, 7/03/00..............            500
        500 Banca Commerciale Italiano (London),
              TD, 7.25%, 07/03/00..............................            500
        500 Banco Bilbao Viz Argentaria, TD,
              7.22%, 7/03/00...................................            500
        500 Banco Santander S.A., TD, 7.125%, 7/03/00..........            500
        500 Bank of Austria, TD, 7.25%, 703/00.................            500
        500 Bank of Ireland, TD, 7.125%, 7/03/00...............            500
        500 Bank of Scotland, TD, 7.16%, 7/03/00...............            500
        500 Banque Bruxelles Lambert, TD, 7.25%, 7/03/00.......            500
        500 Barclays Bank Plc., TD, 7.125%, 7/03/00............            500
        500 Bayerische Hypo-Und Vereinsbank, TD,
               7.125%, 7/03/00.................................            500
        500 BNP Paribas N.Y., Yankee CD, 6.53%, 1/08/01........            500
        500 Commerzbank AG, N.Y., Yankee CD, 6.55%, 1/08/01....            500
        500 Citibank Corp., TD, 7.125%, 7/03/00................            500
        500 Credit Commerciale, TD, 7.125%, 7/03/00............            500
        500 Credit Agricole Indozuez, TD, 7.125%, 7/03/00......            500
        500 Dresder Bank Tokyo, TD, 7.125%, 7/03/00............            500
        500 First Union Bank, CD, 6.68%, 2/20/01...............            500
        500 Fortis Bank, TD, 7.19%, 7/03/00....................            500
        500 Halifax Plc, TD, 7.125%, 7/03/00...................            500
        500 Landesbank Baden Wuerttember, TD, 7.19%, 7/03/00...            500


   The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------
International Magnum Portfolio
                                   64

[GRAPHIC]  MORGAN STANLEY DEAN WITTER
           INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
-------------------------------------------------------------------------------
INTERNATIONAL MAGNUM PORTFOLIO (CONT.)
-------------------------------------------------------------------------------

 FACE
 AMOUNT                                                                   VALUE
 (000)                                                                    (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS HELD AS COLLATERAL ON
  LOANED SECURITIES  (CONT.)
$     1,899 Lehman Brothers, Inc., 7.025%, dated
              6/30/00, due 7/03/00, to be repurchased at
              $1,900, collateralized by U.S. Government
              Agency Bonds, having various rates and maturities,
              valued at $1,937 (Cost $1,899)...................     $    1,899

        500 Nordeutsche Landesbank, N.Y., Yankee CD,
              6.76%, 2/26/01...................................            500
        500 Societe Generale, TD, 7.125%, 7/03/00..............            500
        500 Toronto Dominion Bank, TD, 7.125%, 7/03/00.........            500
        500 Westdeutsche Landesbank G.C., TD, 7.125%, 7/03/00..            500
                                                                    -----------
TOTAL SECURITIES HELD FOR COLLATERAL ON LOANED SECURITIES......         14,899
                                                                    -----------
REPURCHASE AGREEMENT (5.3%)
 12,291     Chase Securities, Inc., 6.15%, dated
              6/30/00, due 7/03/00, to be repurchased at
              $12,297, collateralized by U.S. Treasury Notes,
              5.875%, due 11/15/03, valued at $12,542..........         12,291
                                                                    -----------
TOTAL SHORT-TERM INVESTMENTS (Cost $27,190)....................         27,190
                                                                    -----------
FOREIGN CURRENCY (0.2%)
GBP    207 British Pound.......................................            313
HKD     12 Hong Kong Dollar....................................              2
JPY 15,146 Japanese Yen........................................            143
SGD     14 Singapore Dollar ...................................              8
                                                                    -----------
TOTAL FOREIGN CURRENCY (Cost $466).............................            466
                                                                    -----------
TOTAL INVESTMENTS (106.6%) (Cost $213,038).....................        245,818
                                                                    -----------
OTHER ASSETS (1.8%)
  Cash.............................................   $   1,430
  Receivable for Portfolio Shares Sold.............       1,619
  Receivable for Investments Sold..................         844
  Foreign Withholding Tax Reclaim Receivable.......         211
  Dividends Receivable.............................         181
  Interest Receivable..............................          16
  Other............................................           3          4,304
                                                      ----------

                                                                         AMOUNT
                                                                          (000)
--------------------------------------------------------------------------------
LIABILITIES (-8.4%)
  Collateral on Securities Loaned..................    $(14,899)
  Payable for Investments Purchased................      (3,282)
  Payable for Portfolio Shares Redeemed............        (461)
  Investment Advisory Fees Payable.................        (433)
  Payable for Variation on Futures Contracts.......        (157)
  Custodian Fees Payable...........................         (52)
  Administrative Fees Payable......................         (30)
  Directors' Fees and Expenses Payable.............         (17)
  Net Unrealized Loss on Foreign Currency
     Exchange Contracts............................         (17)
  Distribution Fees Payable........................         (17)
  Other Liabilities................................         (52)    $  (19,417)
                                                      ----------    ------------
NET ASSETS (100%)..............................................     $  230,705
                                                                    ============

NET ASSETS CONSIST OF:
Paid in Capital................................................     $  192,296
Undistributed Net Investment Income............................          1,129
Undistributed Net Realized Gain................................          5,344
Unrealized Appreciation on Investments, Foreign Currency
  Translations and Futures Contracts...........................         31,936
                                                                    ------------
NET ASSETS.....................................................     $  230,705
                                                                    ============

CLASS A:
--------
NET ASSETS.....................................................     $  201,493
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 15,137,234 outstanding $0.001 par value
  shares (authorized 500,000,000 shares).......................     $    13.31
                                                                    ============
CLASS B:
--------
NET ASSETS.....................................................     $   29,212
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 2,204,261 outstanding $0.001 par value
  shares (authorized 500,000,000 shares).......................     $    13.25
                                                                    ============


   The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------
                                                 International Magnum Portfolio

[GRAPHIC]  MORGAN STANLEY DEAN WITTER
           INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
-------------------------------------------------------------------------------
INTERNATIONAL MAGNUM PORTFOLIO (CONT.)
-------------------------------------------------------------------------------

------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

Under the terms of foreign currency exchange contracts open at June 30, 2000, the Portfolio is obligated to receive foreign currency in exchange for U.S. dollars as indicated below:


 CURRENCY                               IN                     NET
    TO                                EXCHANGE              UNREALIZED
  DELIVER     VALUE    SETTLEMENT       FOR        VALUE    GAIN(LOSS)
   (000)      (000)      DATE          (000)       (000)      (000)
------------ -------- ------------ -------------- --------- ----------
U.S.$ 2,067   $2,067    9/18/00      EUR  2,143    $2,044      $(23)
U.S.$   621      621    9/18/00      EUR    662       634        13
U.S.$   934      934    9/18/00      EUR    970       930        (4)
U.S.$   932      932    9/18/00      JPY 97,790       921       (11)
U.S.$   733      733    9/18/00      JPY 76,220       729        (4)
U.S.$ 2,449    2,449    9/18/00      JPY  1,628     2,462        13
U.S.$   864      864    9/18/00      GBP    569       863        (1)
             --------                             --------- ---------
              $8,600                               $8,583      $(17)
             ========                             ========= ==========

-------------------------------------------------------------------------------
(a) -- Non-income producing
ADR -- American Depositary Receipt
CD  -- Certificate of Deposit
PCL -- Public Company Limited
TD  -- Time Deposit
-------------------------------------------------------------------------------

FUTURES CONTRACTS:
At June 30, 2000 the following futures contracts were open:

                                                                         NET
                            NUMBER       NOTIONAL                     UNREALIZED
                             OF           VALUE       EXPIRATION     APPRECIATION
LONG                      CONTRACTS       (000)        DATE             (000)
----                      ---------    ------------   ---------      ------------
CAC 40 Index (France)        24        U.S.$1.475     Sept-00           $(30)
DAX Index (Germany)          10        U.S.$1,669     Sept-00            (80)
FT-SE Index
  (United Kingdom)           34        U.S.$3,270     Sept-00            (73)
MIB30 (Italy)                44        U.S.$  901     Sept-00             (1)
Topix Index (Japan)          10        U.S.$1,541     Sept-00             36
                                                                        ------
                                                                       $(148)
                                                                       =======

-------------------------------------------------------------------------------
       SUMMARY OF FOREIGN SECURITIES BY SECTOR CLASSIFICATION

                                                                     PERCENT
                                                      VALUE          OF NET
SECTOR                                                (000)          ASSETS
-------------------------------------------------------------------------------
Consumer Discretionary.........................      $36,161         15.7%
Consumer Staples...............................       23,758         10.3
Energy.........................................        9,889          4.3
Financials.....................................       32,065         13.9
Healthcare.....................................       21,590          9.4
Industrials....................................       24,213         10.5
Information Technology.........................       31,448         13.6
Materials......................................       10,884          4.7
Telecommunication Services.....................       23,395         10.1
Utilities......................................        4,759          2.1
                                                    ---------      ---------
                                                    $218,162         94.6%
                                                    =========      =========

   The accompanying notes are an integral part of the financial statments.
-------------------------------------------------------------------------------
International Magnum Portfolio
                                   66

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
INVESTMENT OVERVIEW
-------------------------------------------------------------------------------
INTERNATIONAL SMALL CAP PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 2000)
---------------------------------------------------

Australia              (4.3%)
Denmark                (0.9%)
Finland                (7.3%)
France                 (5.4%)
Germany                (6.9%)
Hong Kong              (3.5%)
Ireland                (2.3%)
Italy                  (0.5%)
Japan                 (26.5%)
Netherlands            (8.2%)
New Zealand            (3.5%)
Norway                 (1.6%)
Singapore              (0.3%)
Spain                  (2.5%)
Sweden                 (4.2%)
Switzerland            (7.3%)
United Kingdom        (14.0%)
Other                  (0.8%)

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL
INTERNATIONAL (MSCI) EAFE SMALL CAP INDEX(1)
--------------------------------------------------

                              TOTAL RETURNS(2)
                  ---------------------------------------
                                    AVERAGE     AVERAGE
                                    ANNUAL      ANNUAL
                          ONE        FIVE        SINCE
                  YTD     YEAR       YEARS     INCEPTION
                  ---     ----    ----------  -----------
PORTFOLIO.......  5.03%   27.32%    12.26%      14.66%
INDEX...........  5.45    10.72      0.40        4.89

1. The MSCI EAFE Small Cap Index is an unmanaged market valued weighted average of the performance of over 900 securities of companies listed on the stock exchanges of countries in Europe, Australasia and the Far East.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.




The International Small Cap Portfolio seeks long-term capital appreciation by investing primarily in the equity securities of small non-U.S. issuers. The Portfolio applies a disciplined bottom-up value approach to identify and invest in small capitalization companies which it believes are both attractive businesses and available at cheap prices. A market capitalization generally less than U.S. $2 billion is used as our definition of "small." Investments in small- to medium-sized corporations are more vulnerable to financial risks and other risks than larger corporations and may involve a higher degree of price volatility than investments in the general equity markets. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

For the six months ended June 30, 2000, the Portfolio had a total return of 5.03% compared to 5.45% for the Morgan Stanley Capital International (MSCI) EAFE Small Cap Index (the "Index"). For the one year ended June 30, 2000, the Portfolio had a total return of 27.32% compared to 10.72% for the Index. For the five-year period ended June 30, 2000, the average annual total return for the Portfolio was 12.26% compared to 0.40% for the Index. For the period from inception on December 15, 1992 through June 30, 2000, the average annual total return for the Portfolio was 14.66% compared to 4.89% for the Index.

Following the technology, media and telecom (TMT) correction, international small caps again outperformed international large caps during the second quarter, as the MSCI EAFE fell 4.0% compared to an increase of 0.4% in EAFE small caps. Materials (8%) and Utilities (5%) were the strongest small cap sectors during the quarter. Technology (-13%) was the weakest international small cap sector, underperforming large cap Tech by 5%. On a country level, Italy (+10%), New Zealand (+8%) and Belgium (+6%) were the strongest small cap markets, while Ireland (-16%), Germany (-10%) and U.K. (-9%) exhibited negative performance.

The Portfolio outperformed the Index by 1.4% in second quarter of 2000. Materials were once again a key driver of performance in the Portfolio, where we were rewarded for both our overweight and strong stock selection.
Sumitomo Osaka Cement, Pacific Metals and Nitta Corp were evidence of a Japanese economy that continues to strengthen. Our underweight in technology (4% vs. 11% in the Index) was an important contributor to performance during the second quarter of 2000. Our overweight and stock selection in consumer staples was a positive, driven once again by Reckitt Benckiser and Mathews (Bernard).

--------------------------------------------------------------------------------
THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS
FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A
RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE AS MEASURED BY THE MSCI EAFE SMALL
CAP INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED
AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED,
MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

-------------------------------------------------------------------------------
                                              International Small Cap Portfolio
                                      67

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
INVESTMENT OVERVIEW
-------------------------------------------------------------------------------
INTERNATIONAL SMALL CAP PORTFOLIO (CONT.)

Selection in health care was also positive with strong moves in SSL and Alliance Unichem.

Poor stock selection in media and services proved to be the biggest detractor from performance during the second quarter of 2000, particularly E-New Media (Hong Kong; internet billing, -60%) which recently resolved internal management disputes. Media exposure (Edipresse, Asia Securities Printing and Publigroupe) weakened in sympathy with the large cap Media correction rather than any change in individual company fundamentals. Zero exposure to utilities and energy, two of the strongest performing sectors in the market, was also a negative during the second quarter of 2000.

After reaching fair value, we sold Li & Fung, Capital Radio, Banco Popular, Disco and Teleste. We increased our exposure to Japan by adding Daibiru, a premiere real estate company, that is one of Japan's most profitable companies. Additionally, Hurxley, a takeaway 'lunch box' company, was added to the Portfolio. Hurxley has similar growth potential, returns and operating structure as its leading peers, yet trades at a significant discount. We added to E-New Media on weakness.

We anticipate that our weighting to Japanese small caps will continue to rise. Relative valuations are attractive, and micro economic reform is helping to increase transparency and crystallize value. The Portfolio continues to trade at a significant discount to large caps, especially in the U.K. Reflecting this anomaly, new issuance, LBO and M & A activity remains at high levels in the small cap arena. However, IPO quality has declined and pricing is too aggressive and so our interest is guarded. Cyclicals offer attractive value, but given the maturity of the current cycle, we need not add to our existing overweight.

Margaret Naylor
PORTFOLIO MANAGER

Willem Vinke
PORTFOLIO MANAGER

Nathalie Degans
PORTFOLIO MANAGER

Arthur Pollack
PORTFOLIO MANAGER

July 2000












-------------------------------------------------------------------------------
International Small Cap Portfolio
                                      68

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
-------------------------------------------------------------------------------
INTERNATIONAL SMALL CAP PORTFOLIO
-------------------------------------------------------------------------------

                                                                         VALUE
SHARES                                                                   (000)
------------------------------------------------------------------------------
COMMON STOCKS (97.1%)
   AUSTRALIA (4.3%)
      2,439,895 Ausdoc Group Ltd....................................... $  3,704
        465,882 BRL Hardy Ltd..........................................    1,999
        733,775 E.R.G. Ltd.............................................    5,684
      1,008,400 Neverfail Springwater Ltd..............................    1,989
      2,061,065 Ramsay Health Care Ltd.................................    1,022
      1,573,111 Skilled Engineering Ltd................................    1,865
     (a)250,560 Solution 6 Holdings Ltd................................      486
                                                                        --------
                                                                          16,749
                                                                        --------
   DENMARK (0.9%)
        102,315 Sydbank A/S............................................    3,466
                                                                        --------
   FINLAND (7.3%)
        125,418 KCI Konecranes International...........................    4,187
         93,709 Kone Oyj, Class B......................................    5,631
        141,945 Metsa Tissue Oyj.......................................    1,841
        345,222 Metso Oyj..............................................    4,149
        121,420 Perlos Oyj.............................................    3,833
        773,708 Rapala Normark Corp....................................    4,576
     (a)216,120 Uponor Oyj.............................................    4,071
                                                                        --------
                                                                          28,288
                                                                        --------
   FRANCE (5.4%)
         58,287 Algeco.................................................    3,892
         38,680 Chargeurs..............................................    2,214
          5,086 Coface.................................................      485
         32,523 De Dietrich et Compagnie...............................    2,088
     (a)132,887 Europeene d'Extincteurs................................    3,802
        100,273 Legris Industries......................................    4,399
     (a)128,660 Neopost S.A............................................    4,166
                                                                        --------
                                                                          21,046
                                                                        --------
   GERMANY (4.8%)
        149,802 Beru AG................................................    4,501
       (a)2,588 Escada AG..............................................      299
        509,859 FAG Kugelfischer Georg Schaefer AG.....................    3,754
        212,891 Marseille-Kliniken AG..................................    1,706
        540,698 Sartorius AG...........................................    5,106
      (a)66,281 Techem AG..............................................    1,580
        117,349 Winkler & Duennebier AG................................    1,813
                                                                        --------
                                                                          18,759
                                                                        --------
   HONG KONG (3.5%)
      1,365,000 Asia Satellite Telecommunications Holdings Ltd.........    4,666
  (a)36,086,000 e-New Media Company Ltd................................    4,722
      1,729,985 Hysan Development Co., Ltd.............................    1,820
     11,695,000 Vitasoy International Holdings Ltd.....................    2,325
                                                                        --------
                                                                          13,533
                                                                        --------
   IRELAND (2.3%)
      1,610,627 Anglo Irish Bank Corp. plc (British Pound Shares)......    3,472
        966,936 Green Property plc.....................................    5,672
                                                                        --------
                                                                           9,144
                                                                        --------
   ITALY (0.5%)
        771,630 Sogefi S.p.A........................................... $  1,884
                                                                        --------
   JAPAN (26.5%)
         32,450 Aiful Corp.............................................    2,990
        155,000 Arisawa Manufacturing Co., Ltd.........................    4,125
        343,000 Asia Securities Printing Co., Ltd......................    4,653
        466,400 Chiyoda Co., Ltd.......................................    2,421
        274,000 Daibiru Corp...........................................    2,212
         47,400 H.I.S. Co., Ltd........................................    2,340
        568,000 Hankyu Realty Co., Ltd.................................    2,007
        440,000 Hanshin Department Stores Ltd..........................    1,774
        446,000 Hitachi Cable, Ltd.....................................    4,929
      (a)68,000 Hurxley Corp...........................................    1,775
        359,600 Maezawa Kasei Industries...............................    3,998
      (a)79,200 Megane TOP Co., Ltd....................................    2,388
        177,000 Mirai Industry Co., Ltd................................    2,201
        377,600 Nichiha Corp...........................................    3,024
         76,000 Nippon Broadcasting System, Inc........................    4,675
        654,000 Nissan Fire & Marine Insurance Co......................    1,879
        263,000 Nissei Industries......................................    2,480
        359,500 Nitta Corp.............................................    4,640
        545,800 Osaka Steel Co., Ltd...................................    2,340
     (a)758,000 Osaki Electric Co., Ltd................................    4,427
   (a)3,718,000 Pacific Metals Co., Ltd................................   11,104
     (a)294,000 S.T Chemical Co., Ltd..................................    2,016
     (a)132,000 Shidax Community Corp..................................    2,064
      2,673,000 Sumitomo Osaka Cement Co., Ltd.........................   15,815
        476,000 Tasaki Shinju Co., Ltd.................................    2,153
        765,000 Toc Co.................................................    5,117
     (a)480,000 Tokyo Kikai Seisakusho Ltd.............................    2,103
        464,000 Yomiuri Land Co., Ltd..................................    1,683
                                                                        --------
                                                                         103,333
                                                                        --------
   NETHERLANDS (8.2%)
        121,806 Ahrend Groep N.V......................................     1,557
         80,860 Apothekers Cooperatie OPG.............................     2,044
        197,246 Buhrmann N.V..........................................     5,634
        195,650 CSM N.V...............................................     3,844
        126,104 Hollandsche Beton Groep N.V...........................     1,485
      (a)58,383 IFCO Systems N.V......................................     1,537
        123,710 IHC Caland N.V........................................     6,018
        138,800 International Muller N.V..............................     2,383
        109,196 Nutreco Holding N.V...................................     4,166
        208,248 Samas Groep N.V.......................................     3,317
                                                                        --------
                                                                          31,985
                                                                        --------
   NEW ZEALAND (3.5%)
      1,367,500 Auckland International Airport Ltd....................     1,617
      1,259,378 Fisher & Paykel Industries Ltd........................     3,958
      4,043,043 Fletcher Challenge Building...........................     4,287
   (a)2,165,200 Frucor Beverages Group Ltd............................     1,656
   (a,d)228,020 Oceanor...............................................        --
        663,040 Sky City Ltd..........................................     1,991
                                                                        --------
                                                                          13,509
                                                                        --------
   NORWAY (1.6%)
        113,260 Kverneland ASA, Class B...............................     1,714


   The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
                                              International Small Cap Portfolio
                                      69


[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
-------------------------------------------------------------------------------
INTERNATIONAL SMALL CAP PORTFOLIO (CONT.)
-------------------------------------------------------------------------------
                                                                          VALUE
SHARES                                                                    (000)
-------------------------------------------------------------------------------
   NORWAY  (CONT.)
        208,118 Sparebanken...........................................  $  4,666
                                                                        --------
                                                                           6,380
                                                                        --------
   SINGAPORE (0.3%)
        521,000 Avimo Group Ltd.......................................       983
                                                                        --------
   SPAIN (2.5%)
     (a)402,520 Amadeus Global Travel Distribution S.A., Class A......     4,588
        212,215 Miquel y Costas & Miquel, S.A.........................     5,192
                                                                        --------
                                                                           9,780
                                                                        --------
   SWEDEN (4.2%)
        234,950 Haldex AB.............................................     2,276
        220,610 Nobel Biocare AB......................................     4,873
        416,290 Scandic Hotels AB.....................................     4,998
      1,424,710 Swedish Match AB......................................     4,390
                                                                        --------
                                                                          16,537
                                                                        --------
   SWITZERLAND (7.3%)
          2,652 Bobst AG (Bearer).....................................     4,263
          9,351 Edipresse (Bearer)....................................     4,403
       (a)3,235 Logitech International S.A. (Registered)..............     2,300
          3,145 PubliGroupe...........................................     2,349
       (a)4,695 Saurer AG.............................................     2,927
         18,990 Sulzer Medica AG (Registered).........................     4,593
         13,969 Valora Holding AG.....................................     3,875
          6,320 Zehnder Holding AG, Class B...........................     3,854
                                                                        --------
                                                                          28,564
                                                                        --------
   UNITED KINGDOM (14.0%)
        742,785 Alliance Unichem plc..................................     5,051
     (a)276,600 British Vita plc......................................     1,027
      2,858,157 Devro plc.............................................     2,508
 (a,d)2,540,850 Donelon Tyson plc.....................................        --
      1,076,300 Glynwed International plc.............................     3,859
      1,024,665 John Mowlem & Co. plc.................................     1,589
(a,d)33,795,100 Kendell plc...........................................        --
        676,800 Litho Supplies plc....................................       865
      3,878,600 Matthews (Bernard) plc................................     8,273
      1,083,160 NHP plc...............................................       704
        868,300 Northern Leisure plc..................................     2,312
 (a,d)2,659,393 Pentos plc............................................        --
        583,100 Reckitt & Colman plc..................................     6,527
      1,061,100 SIG plc...............................................     3,740
     (a)884,516 SMG plc...............................................     4,770
        594,200 Spirax-Sarco Engineering plc..........................     3,604
        737,400 SSL International plc.................................     7,975
      1,952,800 The 600 Group plc.....................................     1,772
                                                                        --------
                                                                          54,576
                                                                        --------
TOTAL COMMON STOCKS (Cost $353,497)...................................   378,516
                                                                        --------
PREFERRED STOCKS (2.1%)
     GERMANY (2.1%)
        155,153 Dyckerhoff AG.........................................     3,951
        179,757 Moebel Walther AG.....................................     2,058
        158,213 Wuerttembergische Metallwarenfabrik AG................     2,052
                                                                        --------
TOTAL PREFERRED STOCKS (Cost $10,448).................................     8,061
                                                                        --------


Face
Amount                                                                     Value
(000)                                                                      (000)
--------------------------------------------------------------------------------
TOTAL FOREIGN SECURITIES (99.2%) (Cost $363,945)...................... $ 386,577

FOREIGN CURRENCY (2.4%)
EUR   8,943 European Union............................................     8,530
JPY  30,011 Japanese Yen..............................................       283
CHF   1,111 Swiss Franc...............................................       680
                                                                        --------
TOTAL FOREIGN CURRENCY (Cost $9,470)..................................     9,493
                                                                        --------
TOTAL INVESTMENTS (101.6%) (Cost $373,415)............................   396,070
                                                                        --------
OTHER ASSETS (0.5%)
  Receivable for Portfolio Shares Sold......................  $    97
  Receivable for Investments Sold...........................      731
  Dividends Receivable......................................      526
  Foreign Withholding Tax Reclaim Receivable................      399
  Other.....................................................       11      1,764
                                                              -------
LIABILITIES (-2.1%)
  Bank Overdraft Payable....................................   (5,836)
  Payable for Investments Purchased.........................     (835)
  Investment Advisory Fees Payable..........................     (825)
  Payable for Portfolio Shares Redeemed.....................     (496)
  Custodian Fees Payable....................................      (77)
  Administrative Fees Payable...............................      (51)
  Directors' Fees and Expenses Payable......................      (27)
  Other Liabilities.........................................      (39)    (8,186)
                                                              -------   --------
NET ASSETS (100%).....................................................  $389,648
                                                                        ========
NET ASSETS CONSIST OF:
Paid in Capital.......................................................  $319,231
Undistributed Net Investment Income...................................     3,409
Undistributed Net Realized Gain.......................................    44,390
Unrealized Appreciation on Investments and Foreign
  Currency Translations...............................................    22,618
                                                                        --------
NET ASSETS............................................................  $389,648
                                                                        ========
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 18,855,408 outstanding $0.001 par value
  shares (authorized 500,000,000 shares)..............................  $  20.67
                                                                        ========
--------------------------------------------------------------------------------
(a)  -- Non-income producing
(d)  -- Securities were valued at fair value -- See Note A-1 to financial statements.
--------------------------------------------------------------------------------
       SUMMARY OF FOREIGN SECURITIES BY SECTOR CLASSIFICATION
                                                         VALUE       PERCENT OF
SECTOR                                                   (000)       NET ASSETS
--------------------------------------------------------------------------------
Consumer Discretionary..............................  $ 76,482         19.6%
Consumer Staples....................................    39,506         10.1
Financials..........................................    39,212         10.1
Healthcare..........................................    26,203          6.7
Industrials.........................................   119,159         30.6
Information Technology..............................    23,417          6.0
Materials...........................................    60,609         15.6
Utilities...........................................     1,989          0.5
                                                      --------         ----
                                                      $386,577         99.2%
                                                      ========         ====

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
International Small Cap Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
JAPANESE EQUITY PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 2000)
----------------------------------------------------

Other                             (2.4%)
Semiconductor Equipment
  & Products                      (2.1%)
Real Estate                       (1.1%)
Pharmaceuticals                   (6.1%)
Office Electronics                (6.4%)
Marine                            (0.6%)
Machinery                        (11.8%)
Leisure Equipment & Products      (6.9%)
Household Durables               (11.7%)
Food Products                     (1.5%)
Food & Drug Retailing             (1.2%)
Auto Components                   (1.0%)
Automobiles                       (4.9%)
Banking                           (0.4%)
Building Products                 (0.5%)
Chemicals                         (5.9%)
Commercial Services & Supplies    (1.9%)
Computers & Peripherals          (13.9%)
Construction & Engineering        (1.4%)
Distributors                      (0.5%)
Diversified Financials            (2.2%)
Diversified Telecommunication
  Services                        (3.1%)
Electric Utilities                (1.0%)
Electrical Equipment              (1.3%)
Electrical Equipment &
  Instruments                    (10.2%)

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) JAPAN INDEX(1)
----------------------------------------------------


                                      TOTAL RETURNS(2)
                            ---------------------------------------
                                               AVERAGE     AVERAGE
                                                ANNUAL      ANNUAL
                                       ONE       FIVE       SINCE
                             YTD      YEAR      YEARS     INCEPTION
                            -----    ------   ---------  -----------
PORTFOLIO - CLASS A......    3.26%    33.63%     13.75%       7.45%
PORTFOLIO - CLASS B......    3.19     33.42        N/A       11.38
INDEX - CLASS A..........   -5.37     26.62       2.61        0.99
INDEX - CLASS B..........   -5.37     26.62        N/A        0.96

1. The MSCI Japan Index is an unmanaged index of common stocks.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The investment objective of the Japanese Equity Portfolio is to seek long-term capital appreciation by investing primarily in equity securities of Japanese issuers. Equity securities are defined as common and preferred stocks, convertible securities and rights and warrants to purchase common stocks. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

For the six months ended June 30, 2000, the Portfolio had a total return of 3.26% for the Class A shares and 3.19% for the Class B shares compared to -5.37% for the Morgan Stanley Capital International (MSCI) Japan Index (the "Index"). For the one year ended June 30, 2000, the Portfolio had a total return of 33.63% for the Class A shares and 33.42% for the Class B shares compared to 26.62% for the Index. For the five-year period ended June 30, 2000, the average annual total return for the Class A shares was 13.75% compared to 2.61% for the Index. For the period from inception on April 25, 1994 through June 30, 2000, the average annual total return for the Class A shares was 7.45% compared to 0.99% for the Index. For the period from inception on January 2, 1996 through June 30, 2000, the average annual total return for the Class B shares was 11.38% compared to 0.96% for the Index.

Encouraging evidence of a meaningful economic recovery began to emerge during the second quarter of 2000. GDP growth for the January - March period showed Japan's economy growing at a 10% annualized rate, while the latest Tankan survey confirmed a strong positive trend for the Large Manufacturing Diffusion Index, at the highest level during the last 3 years. Capital Expenditures (CAPEX) at these Large Manufacturers was announced to increase by over 11.3% in 2000, centering on Information Technology (I.T.) investments. This is a result of a 10 trillion yen free cash flow generated by Japanese corporations that are now bearing the fruits of restructuring. In addition, corporate profits for non-financial Tokyo Stock Exchange first section companies for fiscal year March 2000 rose 26% in aggregate versus the consensus estimate of 21%. The "0" interest rate environment as well as the recovery in Asian economies during this year also contributed positively to these bright statistics. Signs of more robust consumption was also evidenced by June automobile sales, which jumped 8.5% year-over-year.

Despite all of the above mentioned factors, the stock market was generally weak during this review period and at one point fell to levels last seen in June 1999. Reasons for the weakness include fears that Greenspan will prevail and therefore exports to the U.S. will slow; volatility and sharp

-------------------------------------------------------------------------
THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

--------------------------------------------------------------------------------
                                                       Japanese Equity Portfolio
                                       71

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
JAPANESE EQUITY PORTFOLIO (CONT.)

declines of the NASDAQ and the virtual collapse of leading "New" economy Japanese stocks such as Hikari Tsushin, Softbank and NTT DoCoMo, which were the bell-cows of 1999's Japanese equity market. Foreign investors, particularly momentum players and sector funds, became large net sellers. The ill-timed change in 30 constituents of the Nikkei 225 at the peak of NASDAQ volatility further confused any potential buyers, particularly Japanese individual investors. Our Portfolio, however, performed well as many of our holdings were reasonably valued versus the overall market.

OUTLOOK
The key assumption to our outlook is that the U.S. will have a "soft landing" and that Japan's economic recovery will become self sustaining during the second half of 2000. Japan's Government leaders are expected to use the upcoming July Summit in Okinawa as a means of show-casing concrete plans for a self sustaining recovery and will pledge to continue Mr. Obuchi's plan for a domestic led recovery.

Many Japanese companies, as mentioned earlier, are beginning to generate free cash flow and I.T. spending as a percent of CAPEX is expected to grow significantly during the next year. In fact, the Japanese Government actually created a new "Minister of Information Technology" within the ruling cabinet. Global demand for Japan's digital products are also expected to contribute to corporate earnings where companies have become highly geared to top line growth. We expect earnings surprises because of this gearing in earnings.

Finally, we believe a modest rise in interest rates will actually be positive to spur consumption and accelerate restructuring, an event that the Bank of Japan has hinted at for several months. We anticipate our Portfolio will maintain the current holdings in select world class technology companies, economic sensitive stocks and deep value cyclicals.

John R. Alkire
PORTFOLIO MANAGER

Kunihiko Sugio
PORTFOLIO MANAGER

July 2000


--------------------------------------------------------------------------------
Japanese Equity Portfolio
                                       72

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
--------------------------------------------------------------------------------
JAPANESE EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                                            VALUE
  SHARES                                                    (000)
-------------------------------------------------------------------
COMMON STOCKS (97.6%)
  AUTO COMPONENTS (1.0%)
    68,000 Nifco, Inc....................................  $   867
                                                          ---------
  AUTOMOBILES (4.9%)
    250,000 Nissan Motor Co., Ltd........................    1,472
     88,000 Suzuki Motor Co., Ltd........................    1,134
     35,000 Toyota Motor Corp............................    1,593
                                                          ---------
                                                             4,199
                                                          ---------

BANKS (0.4%)
   25,000 Bank of Tokyo-Mitsubishi, Ltd.................       302
                                                          ---------
BUILDING PRODUCTS (0.5%)
  136,000 Sanwa Shutter Corp............................       441
                                                          ---------
CHEMICALS (5.9%)
  250,000 Daicel Chemical Industries Ltd................       805
  153,000 Kaneka Corp...................................     1,685
   77,000 Lintec Corp...................................       802
  193,000 Mitsubishi Chemical Corp......................       791
  116,000 Shin-Etsu Polymer Co., Ltd....................       960
                                                          ---------
                                                             5,043
                                                          ---------

COMMERCIAL SERVICES & SUPPLIES (1.9%)
   71,000 Dai Nippon Printing Co., Ltd..................     1,250
   50,000 Nissha Printing Co., Ltd......................       345
                                                          ---------
                                                             1,595
                                                          ---------

COMPUTERS & PERIPHERALS (13.9%)
   94,000 Fujitsu Ltd...................................     3,250
   53,000 Mitsumi Electric Co., Ltd.....................     1,947
  117,000 NEC Corp......................................     3,671
  261,000 Toshiba Corp..................................     2,943
                                                          ---------
                                                            11,811
                                                          ---------
CONSTRUCTION & ENGINEERING (1.4%)
   56,000 Kurita Water Industries Ltd...................     1,232
                                                          ---------
DISTRIBUTORS (0.5%)
   30,000 Nissei Sangyo Co., Ltd........................       438
                                                          ---------
DIVERSIFIED FINANCIALS (2.2%)
   70,000 Hitachi Credit Corp...........................     1,893
                                                          ---------
DIVERSIFIED TELECOMMUNICATION SERVICES (3.1%)
      199 NTT DoCoMo....................................     2,643
                                                          ---------
ELECTRIC UTILITIES (1.0%)
   34,000 Tokyo Electric Power Co.......................       828
                                                          ---------
ELECTRICAL EQUIPMENT (1.3%)
   52,000 Furukawa Electric Co., Ltd....................     1,085
                                                          ---------
ELECTRONIC EQUIPMENT & INSTRUMENTS (10.2%)
  195,000 Hitachi Ltd...................................     2,811
   14,200 Kyocera Corp..................................     2,406
   34,000 Ryosan Co.....................................       769
   19,000 TDK Corp......................................     2,728
                                                          ---------
                                                             8,714
                                                          ---------

FOOD & DRUG RETAILING (1.2%)
   27,400 FamilyMart Co., Ltd...........................     1,053
                                                          ---------
FOOD PRODUCTS (1.5%)
   35,000 House Foods Corp..............................       541
   52,000 Nippon Meat Packers, Inc......................       759
                                                          ---------
                                                             1,300
                                                          ---------

HOUSEHOLD DURABLES (11.7%)
   34,000 Aiwa Co., Ltd.................................   $   544
  102,000 Casio Computer Co., Ltd.......................     1,143
   96,000 Matsushita Electric Industrial Co., Ltd.......     2,487
   38,000 Rinnai Corp...................................       847
   21,000 Sangetsu Co., Ltd.............................       346
  166,000 Sekisui Chemical Co...........................       638
  122,000 Sekisui House Co., Ltd........................     1,128
   30,400 Sony Corp.....................................     2,835
                                                          ---------
                                                             9,968
                                                          ---------
LEISURE EQUIPMENT & PRODUCTS (6.9%)
   55,000 Fuji Photo Film Ltd...........................     2,249
   16,000 Nintendo Corp., Ltd...........................     2,792
   74,000 Yamaha Corp...................................       808
                                                          ---------
                                                             5,849
                                                          ---------
MACHINERY (11.8%)
  136,000 Amada Co., Ltd................................     1,153
  118,000 Daifuku Co., Ltd..............................     1,307
   93,000 Daikin Industries Ltd.........................     2,160
   29,000 Fuji Machine Manufacturing Co., Ltd...........     1,522
   64,000 Fujitec Co., Ltd..............................       557
   99,000 Minebea Co., Ltd..............................     1,240
  308,000 Mitsubishi Heavy Industries Ltd...............     1,364
  148,000 Tsubakimoto Chain Co..........................       753
                                                          ---------
                                                            10,056
                                                          ---------
MARINE (0.6%)
   60,000 Mitsubishi Logistics Corp.....................       543
                                                          ---------
OFFICE ELECTRONICS (6.4%)
   57,000 Canon, Inc....................................     2,835
  123,000 Ricoh Co., Ltd................................     2,602
                                                          ---------
                                                             5,437
                                                          ---------
PHARMACEUTICALS (6.1%)
   37,000 Ono Pharmaceutical Co., Ltd...................     1,586
   67,000 Sankyo Co., Ltd...............................     1,512
   38,000 Yamanouchi Pharmaceutical Co., Ltd............     2,073
                                                          ---------
                                                             5,171
                                                          ---------
REAL ESTATE (1.1%)
   77,000 Mitsubishi Estate Co., Ltd....................       905
                                                          ---------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (2.1%)
    6,000 Rohm Co., Ltd.................................     1,752
                                                          ---------
TOTAL COMMON STOCKS (COST $55,408)......................    83,125
                                                          ---------


     FACE
    AMOUNT
    (000)
-----------------
SHORT-TERM INVESTMENT (2.4%)
  REPURCHASE AGREEMENT (2.4%)
$ 2,020 Chase Securities, Inc., 6.15%, dated 6/30/00,
          due 7/03/00, to be repurchased at $2,021,
          collateralized by U.S. Treasury Bonds,
          6.00%, due 2/15/26, valued at $2,060
          (Cost $2,020).......................................  2,020
                                                               -------
FOREIGN CURRENCY (0.2%)
JPY 18,806 Japanese Yen (Cost $177)...........................    177
                                                               -------

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                       Japanese Equity Portfolio
                                       73

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
--------------------------------------------------------------------------------
JAPANESE EQUITY PORTFOLIO (CONT.)


                                                                    AMOUNT
                                                                     (000)
----------------------------------------------------------------------------
TOTAL INVESTMENTS (100.2%) (Cost $57,605)........................  $ 85,322
                                                                  ----------
OTHER ASSETS (0.1%)
  Cash............................................ $   1
  Receivable for Portfolio Shares Sold............    13
  Dividends Receivable............................    67
  Other...........................................     3                 84
                                                   ------
LIABILITIES (-0.3%)
  Investment Advisory Fees Payable................  (140)
  Payable for Portfolio Shares Redeemed...........   (54)
  Directors' Fees and Expenses Payable............   (13)
  Administrative Fees Payable.....................   (13)
  Custodian Fees Payable..........................    (9)
  Distribution Fees Payable.......................    (4)
  Other Liabilities...............................   (31)              (264)
                                                   ------         -----------
NET ASSETS (100%)................................................  $ 85,142
                                                                  ===========
NET ASSETS CONSIST OF:
Paid in Capital..................................................  $ 96,317
Accumulated Net Investment Loss..................................      (460)
Accumulated Net Realized Loss....................................   (38,432)
Unrealized Appreciation on Investments and
  Foreign Currency Translations..................................    27,717
                                                                  -----------
NET ASSETS.......................................................  $ 85,142
                                                                  ===========

CLASS A:
--------
NET ASSETS.......................................................  $ 80,731
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 7,724,669 outstanding $0.001 par value
  shares (authorized 500,000,000 shares).........................  $  10.45
                                                                  ===========
CLASS B:
--------
NET ASSETS.......................................................  $  4,411
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 426,754 outstanding $0.001 par value
  shares (authorized 500,000,000 shares).........................  $  10.34
                                                                  ===========

  The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Japanese Equity Portfolio
                                       74

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------

LATIN AMERICAN PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 2000)


Other                    (3.0%)
Venezuela                (1.6%)
Argentina                (3.5%)
Mexico                   (42.8%)
Brazil                   (42.4%)
Chile                     (6.5%)
Colombia                  (0.2%)


PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS
FREE LATIN AMERICA INDEX(1)


                                                TOTAL RETURNS(2)
                                   --------------------------------------------
                                                        AVERAGE        AVERAGE
                                                         ANNUAL         ANNUAL
                                              ONE         FIVE          SINCE
                                    YTD       YEAR       YEARS        INCEPTION
                                   -----     ------     -------       ---------
PORTFOLIO -- CLASS A.............  -0.71     22.33%      18.46%         14.10%
PORTFOLIO -- CLASS B.............  -0.88     22.15       N/A            18.41
INDEX-CLASS A....................  -3.75     16.71        9.75           7.38
INDEX-CLASS B....................  -3.75     16.71       N/A            10.38

1. The MSCI Emerging Markets Free Latin America Index is a broad based market cap weighted composite index covering at least 60% of markets in Argentina, Brazil, Chile, Colombia, Mexico, Peru, and Venezuela. The Index takes into account local market restrictions for specific securities or classes of shares that may be excluded from or limited for foreign investor ownership.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.




The investment objective of the Latin American Portfolio is long-term capital appreciation through investment primarily in equity securities of Latin American issuers. The Portfolio may also invest in debt securities issued or guaranteed by a Latin American government or governmental entity. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

For the six months ended June 30, 2000, the Portfolio had a total return of -0.71% for the Class A shares and -0.88% for the Class B shares compared to -3.75% for the Morgan Stanley Capital International (MSCI) Emerging Markets Free Latin America Index (the "Index"). For the one year ended June 30, 2000, the Portfolio had a total return of 22.33% for the Class A shares and 22.15% for the Class B shares compared to 16.71% for the Index. For the five-year period ended June 30, 2000, the Portfolio had a total return of 18.46% for the Class A shares compared to 9.75% for the Index. For the period from inception on January 18, 1995 through June 30, 2000, the average annual total return of Class A shares was 14.10% compared to 7.38% for the Index. For the period from inception on January 2, 1996 through June 30, 2000, the average annual total return of Class B shares was 18.41% compared to 10.38% for the Index.

Outperformance relative to the Index was attributable to both stock selection and country allocation. Strong stock selection in Argentina and Brazil, notably telecommunications services providers, contributed positively to performance. Our underweight stance in Chile (country index total return was -7.3%) and Colombia (-35.2%) also added to performance. Stock selection in Chile and Mexico detracted from performance.

Latin American markets advanced at the beginning of the year as investors rewarded continued signs of macroeconomic improvements in the region and steps towards increasing fiscal responsibility. However, many first quarter gains were given back during the second quarter of 2000, amidst the backdrop of poor performance and massive volatility in the developed markets. Technology stocks were particularly hit, declining in sympathy with some of the NASDAQ's sharp falls during the quarter. Latin American markets declined as the region's positive economic fundamentals were overshadowed by investor concerns over higher U.S. interest rates and tighter global liquidity. The markets rebounded towards quarter end as good U.S. economic numbers allayed investor concerns surrounding inflation and necessary interest rate hikes.

-------------------------------------------------------------------------------
THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION
TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC
PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE AS MEASURED BY THE MSCI EMERGING MARKETS COUNTRY OR REGIONAL INDICES, ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST.

--------------------------------------------------------------------------------
                                                        Latin American Portfolio
                                  75

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------

LATIN AMERICAN PORTFOLIO (CONT.)

Notable events during these past six months included Telefonica de Espana's
(TEF) tender offers for its Latin American subsidiaries and changes in ownership within the Mexican banking sector. We are encouraged by signs of economic recovery and we believe corporate restructuring and the possibility for lower real interest rates should lead to improved earnings for many Latin companies.

Equities in Brazil were relatively flat during the first half of 2000, as positive economic fundamentals and the country's commitment to adopt greater fiscal discipline and to meet IMF targets were eclipsed by investor skittishness and the volatile performance of technology and telecom stocks. During the second quarter, Brazil's performance on the fiscal primary surplus, inflation, and industrial production figures surpassed expectations. The government demonstrated perseverance towards fiscal constraint and improving corporate governance, as evidenced by Congress' passage of the Minimum Wage Bill and Lower House approval of a corporate legislation bill. Investor sentiment during the second quarter was aggravated by a Supreme Court case on retroactive monetary readjustment to workers' accounts, with a potential fiscal cost to the government of U.S.$30 billion. Investor sentiment was also weighed down by the sharp declines in NASDAQ, but market confidence was restored in June 2000 as investor concerns regarding sharp U.S. interest rate hikes were allayed and Brazil continued to reveal positive economic developments. The Central Bank proved aggressive in June, surprising the market by lowering the benchmark Selic rate by 100 basis points to 17.5%. It also lowered reserve requirements while adopting an easing bias for its monetary stance. We continue to overweight Brazil, as we are encouraged by positive economic fundamentals, improving corporate governance and fiscal responsibility, and Brazil's likelihood of meeting IMF targets.

The Portfolio is overweight Mexico, based on promising trends in consumer spending and consumer lending. Investor fears induced by higher U.S. interest rates and a U.S. economic slowdown (more than 80% of Mexico's exports are to the U.S.) and uncertainty regarding the presidential election on July 2, 2000 weighed down equities during the first half of 2000. Equities rallied during June as investor concerns regarding higher U.S. rates were allayed and sentiment focused on continued signs of a robust domestic economic recovery. Recent highlights include the approved takeover of Mexican bank GF Bancomer by Spain's Banco Bilbao Vizcaya Argentaria (BBVA), which we believe may foster an expansion of bank credit, spearheading further GDP growth. Strong U.S. economic performance and high oil prices have also benefited Mexico, as the U.S. is the largest market for Mexican exports and oil is one of Mexico's largest exports. The Mexican peso was increasingly volatile during the second quarter and lost ground prior to the presidential elections on July 2, 2000. Although we are cautiously monitoring pressures on the peso, we believe a weaker peso may help Mexico's trade balance, which remains vulnerable when oil exports are excluded. We anticipate equities should fare well following a more certain scenario post the elections, which should restore investor confidence. We are likely to add to equities in Mexico, notably to media, telecom and conglomerate industries, as we believe equities shall continue to be supported by positive economic trends coupled with attractive valuations and companies with great earnings growth potential.

Argentine equities fell 3.4%, as economic growth remained limited and market sentiment depressed. Market confidence was boosted toward the end of May when the government announced a set of measures to improve the country's fiscal woes. These initiatives included spending cuts (e.g. public sector payroll) and structural reforms (e.g. healthcare system). However, the practical application of the government's proposed spending cuts remains circumspect. Our underweight position in Argentina is based on our preference for better risk-reward profiles at both the stock and country level in other Latin American markets.

Chile's market declined 7.3%, despite some support from the government's removal of capital controls (abolition of the one- year holding period on foreign capital) and tax incentives. Equities fell as the market seemed to have already priced in recent measures towards opening the economy. We remain underweight Chile as we believe Chilean equities are relatively expensive compared to other Latin American assets.

Venezuelan equities led the Latin American region during the first half of 2000, gaining 19.0%. Equities have been supported by strong oil prices, positive trends in GDP and industrial production growth for the first quarter of 2000. However, we believe the current high oil price environment and related revenues coupled with higher government expenditure may threaten inflation and foreign exchange targets. We find it difficult to be enthusiastic about present investment opportunities in Venezuela and maintain an underweight position in this market.

Turning to other markets, we remain underweight Colombia and Peru. Colombian equities lost 35.2%, as rising interest rates and possible shortfalls in privatization revenues have been the main threats to economic recovery. A sharp deterioration in the political environment, including

--------------------------------------------------------------------------------
Latin American Portfolio
                                  76

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------

LATIN AMERICAN PORTFOLIO (CONT.)

allegations of improper campaign financing by President Pastrana, have stymied the passage of important fiscal reforms. Although assets are attractively valued, our interest is tempered by a lack of positive catalysts for the equity market in the near term. Equities in Peru fell 3.1%, as contentious presidential elections during the second quarter, including the still contested run-off election on May 28, 2000 seems to have dampened investor sentiment. A delegation from the Organization of American States
(OAS) has arrived in Peru and shall likely suggest political reforms for implementation in the near future. We maintain an underweight stance and find limited opportunities in this market, particularly as telecom services provider Telefonica del Peru (TDP) shall leave the benchmark indices following the close of parent company TEF's tender for TDP shares.

Michael L. Perl
   PORTFOLIO MANAGER

Robert L. Meyer
   PORTFOLIO MANAGER

Andy B. Skov
   PORTFOLIO MANAGER

July 2000


--------------------------------------------------------------------------------
                                                        Latin American Portfolio
                                  77

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
--------------------------------------------------------------------------------
LATIN AMERICAN PORTFOLIO
--------------------------------------------------------------------------------

                                                                        VALUE
    SHARES                                                              (000)
-------------------------------------------------------------------------------
COMMON STOCKS (97.8%)
ARGENTINA (3.5%)
           4,736   Banco Rio de La Plata ADR.......................... $     69
          15,405   Quilmes Industrial ADR.............................      172
          10,627   Telecom Argentina ADR..............................      292
                                                                       ---------
                                                                            533
                                                                       ---------
BRAZIL (42.4%)
           8,626   Aracruz Celulose ADR...............................      167
      21,716,052   Banco Bradesco (Preferred).........................      189
             500   Banco Bradesco ADR (Preferred).....................        4
       2,189,150   Banco Itau (Preferred).............................      192
 (a,d)11,847,000   Banco Nacional (Preferred).........................       --
          74,000   Brahma (Preferred).................................       63
           5,336   Brahma ADR (Preferred).............................       91
         309,600   Brazil Telecom S.A.................................      106
    (a)1,065,277   Celular CRT........................................      467
       4,541,386   CEMIG (Preferred)..................................       79
        (e)3,094   CEMIG ADR (Preferred)..............................       53
           1,275   CEMIG ADR (Preferred)..............................       22
  (a)416,736,600   Cia Electric Est Rio Janeiro.......................      162
       6,117,400   Cia Siderurgica Nacional...........................      192
             700   Cia Siderurgica Nacional ADR.......................       22
      (a)493,277   Companhia Riograndense de Telecomunicacoes
                    (Preferred).......................................      167
          12,149   Copel ADR (Preferred)..............................      113
       8,067,180   Copel, Class B ADR (Preferred).....................       76
         239,830   Coteminas..........................................       14
      (d,e)9,105   Coteminas ADR......................................       26
           5,000   CVRD...............................................      125
          34,986   CVRD (Bonus Shares)................................       --
           7,165   CVRD ADR (Preferred)...............................      202
           5,135   CVRD, Class A (Preferred)..........................      145
         834,761   Electrobras, Class B (Preferred)...................       18
         852,000   Eletrobras.........................................       17
             370   Eletrobras ADR.....................................        4
           1,850   Eletrobras, Class B ADR (Preferred)................       20
      10,480,800   Embratel...........................................      250
          10,525   Embratel ADR.......................................      249
      12,195,864   Gerdau (Preferred).................................      149
           4,736   Globex Utilidades (Preferred)......................       45
         120,270   Itausa-Investimentos Itau S.A. (Preferred).........      117
 (a,d)10,009,300   Lojas Arapua (Preferred)...........................       --
   (a,d,e)13,460   Lojas Arapua ADR (Preferred).......................       --
          17,998   Petrobras (Preferred)..............................      544
           6,100   Petrobras ADR (Preferred)..........................      184
           2,000   Petroleo Brasileiro S.A............................       58
          79,474   Rossi GDR..........................................       79
       4,534,632   Tele Centro Sul (Preferred)........................       66
             860   Tele Centro Sul ADR................................       63
      48,162,173   Tele Leste Celular (Preferred).....................       43
             550   Tele Leste Celular ADR.............................       24
    (a)2,439,000   Tele Nordeste Celular Participacoes (Preferred)....        9
             250   Tele Nordeste Celular Participacoes S.A. ADR.......       17
                                                                        VALUE
    SHARES                                                              (000)
-------------------------------------------------------------------------------
      33,170,000   Tele Norte Celular (Preferred)..................... $     34
             500   Tele Norte Celular S.A. ADR.........................      25
      14,664,566   Tele Norte Leste (Preferred).......................      344
           9,006   Tele Norte Leste ADR...............................      213
           3,765   Telebras ADR (Preferred)...........................      366
           9,490   Telesp Celular.....................................      426
       3,632,883   Telesp Celular (Preferred).........................       66
           6,085   Unibanco GDR (Preferred)...........................      175
           1,400   Usiminas...........................................        6
           9,050   Usiminas (Preferred)...............................       42
        (a)3,740   Votorantim Celulose e Papel S.A....................       69
                                                                       ---------
                                                                          6,399
                                                                       ---------
CHILE (6.5%)
        (a)6,688   Banco Edwards ADR..................................       90
           1,170   Banco Santander ADR................................       19
           2,903   Banco Santiago ADR.................................       52
           5,644   CCU ADR............................................      128
           9,604   Chilectra ADR......................................      152
          12,329   Cia. de Telecomunicaciones de Chile ADR............      224
           3,706   D&S ADR............................................       64
           5,235   Endesa ADR.........................................       58
        (a)4,996   Enersis ADR........................................      100
           5,519   Quinenco ADR.......................................       54
         (a),172   Santa Isabel ADR...................................       40
                                                                       ---------
                                                                            981
                                                                       ---------
COLOMBIA (0.2%)
           9,010   Bavaria............................................       28
                                                                       ---------
MEXICO (42.8%)
       (a)83,149   Alfa, Class A......................................      190
       (a)72,246   Banacci, Class L...................................      292
        (a)1,015   Banacci, Class O...................................        4
      (a)311,711   Bancomer, Class O..................................      158
       (a)69,443   Banorte, Class O...................................       96
       (a)84,636   Carso Global Telecom...............................      241
       (a)44,584   Carso, Class A1....................................      158
          25,664   Cemex CPO ADR......................................      600
        (a)3,872   Cemex S.A..........................................       18
       (a)17,700   Corporacion Interamericana de Entretenimiento S.A..       69
           6,597   Empresas ICA ADR...................................       11
       (a)34,388   Empresas ICA S.A...................................       10
          11,765   Femsa ADR..........................................      507
          21,569   Grupo Industrial Bimbo, Class A....................       34
       (a)15,720   Grupo Mexico S.A., Class B.........................       44
          51,714   Grupo Modelo, Class C..............................      116
       (a)17,700   Grupo Sanborns S.A.................................       28
         123,660   Kimberly-Clark, Class A............................      352
       (a)32,865   Organizacion Soriana SA............................      131
        (a)3,400   Pepsi-Gemex S.A....................................       15
        (a)5,955   Seminis, Inc., Class A.............................       16
           4,199   Tamsa ADR..........................................       58
        (a)9,384   Televisa CPO GDR...................................      647
          38,403   Telmex, Class L ADR................................    2,194
          11,123   Vitro ADR..........................................       35
        (a)2,880   Walmart de Mexico ADR..............................       68

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Latin American Portfolio
                                  78

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
--------------------------------------------------------------------------------
LATIN AMERICAN PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                        VALUE
    SHARES                                                              (000)
-------------------------------------------------------------------------------
MEXICO (CONT.)

         101,300   Walmart de Mexico, Class C......................... $    234
       (a)62,953   Walmart de Mexico, Class V.........................      148
                                                                       ---------
                                                                          6,474
                                                                       ---------
UNITED STATES (0.8%)
           3,950   Panamerican Beverages, Inc., Class A...............       59
        (a)3,050   StarMedia Network Inc..............................       58
                                                                       ---------
                                                                            117
                                                                       ---------
VENEZUELA (1.6%)
           8,858   CANTV ADR..........................................      241
TOTAL COMMON STOCKS (Cost $14,705)....................................   14,773
                                                                       ---------
TOTAL FOREIGN SECURITIES (97.8%) (Cost $14,705).......................   14,773
                                                                       ---------
FOREIGN CURRENCY (0.3%)
BRL           73   Brazilian Real.....................................       41
MXP           43   Mexican Pesos......................................        4
                                                                       ---------
TOTAL FOREIGN CURRENCY (Cost $45).....................................       45
                                                                       ---------
TOTAL INVESTMENTS (98.1%) (Cost $14,750)..............................   14,818
                                                                       ---------
OTHER ASSETS (3.3%)
  Cash......................................................... $ 182
  Receivable for Investments Sold..............................   300
  Dividends Receivable.........................................    25       507
                                                                 -----
LIABILITIES (-1.4%)
  Payable for Investments Purchased............................  (144)
  Custodian Fees Payable.......................................   (25)
  Investment Advisory Fees Payable.............................   (17)
  Directors' Fees and Expenses Payable.........................    (5)
  Administrative Fees Payable..................................    (4)
  Distribution Fees Payable....................................    (1)
  Other Liabilities............................................   (17)     (213)
                                                                ------ ---------
NET ASSETS (100%)..................................................... $ 15,112
                                                                       =========

NET ASSETS CONSIST OF:
Paid in Capital....................................................... $ 36,422
Undistributed Net Investment Income...................................      242
Accumulated Net Realized Loss.........................................  (21,621)
Unrealized Appreciation on Investments and Foreign
 Currency Translations................................................       69
                                                                       ---------
NET ASSETS............................................................ $ 15,112
                                                                       =========

                                                                        AMOUNT
                                                                         (000)
-------------------------------------------------------------------------------
CLASS A:
--------
NET ASSETS............................................................ $ 13,682
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE
 Applicable to 1,217,739 outstanding $0.001 par value
 shares (authorized 500,000,000 shares)............................... $  11.24
                                                                       =========
CLASS B:
--------
NET ASSETS............................................................ $  1,430
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE
 Applicable to 127,034 outstanding $0.001 par value
 shares (authorized 500,000,000 shares)............................... $  11.26
                                                                       =========

-----------------------------------------------------------------------
(a) -- Non-income producing
(d) -- Security valued at fair value -- See Note A-1 to financial statements.
(e) -- 144A Security -- certain conditions for public sale may exist. ADR -- American Depositary Receipt
GDR -- Global Depositary Receipt
-----------------------------------------------------------------------
 SUMMARY OF FOREIGN SECURITIES BY SECTOR CLASSIFICATION

                                                                       PERCENT
                                                           VALUE        OF NET
SECTOR                                                     (000)        ASSETS
-------------------------------------------------------------------------------
Consumer Discretionary..................................  $ 1,409          9.3%
Consumer Staples........................................    1,332          8.8
Energy..................................................      787          5.2
Financials..............................................    1,422          9.4
Industrials.............................................      598          4.0
Information Technology..................................       58          0.4
Materials...............................................    2,168         14.4
Telecommunication Services..............................    6,124         40.5
Utilities...............................................      875          5.8
                                                           -------         ----
                                                           $14,773         97.8%
                                                           =======         ====

   The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                                       Latin American Portfolio
                                  79

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
EQUITY GROWTH PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 2000)
--------------------------------------------

Consumer Discretionary                 (14.9%)
Consumer Staples                        (4.5%)
Financials                              (7.0%)
Health Care                            (14.6%)
Industrials                            (16.7%)
Information Technology                 (34.0%)
Technology                              (1.4%)
Telecommunications Services             (4.4%)
Utilities                               (0.2%)
Other                                   (2.3%)


PERFORMANCE COMPARED TO THE S&P 500 INDEX(1)
--------------------------------------------

                                  TOTAL RETURNS(2)
                        --------------------------------------
                                         AVERAGE      AVERAGE
                                          ANNUAL       ANNUAL
                                 ONE      FIVE         SINCE
                         YTD     YEAR     YEARS      INCEPTION
                        ------  -------   -------    ---------
PORTFOLIO -- CLASS A..   6.14%   28.56%    29.08%      20.80%
PORTFOLIO -- CLASS B..   6.06    28.38       N/A       27.61
INDEX -- CLASS A......  -0.42     7.25     23.80       18.16
INDEX -- CLASS B......  -0.42     7.25       N/A       22.86

1. The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalization of $1 billion or more. These 500 companies represent approximately 100 industries chosen mainly for market size, liquidity and industry group representation.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


The Equity Growth Portfolio employs a growth-oriented investment strategy seeking long-term capital appreciation. The Portfolio seeks to accomplish its objective by investing primarily in equities of medium and large capitalization companies exhibiting strong earnings growth.

For the six months ended June 30, 2000, the Portfolio had a total return of 6.14% for the Class A shares and 6.06% for the Class B shares compared to -0.42% for the S&P 500 Index (the "Index"). For the one year ended June 30, 2000, the Portfolio had a total return of 28.56% for the Class A shares and 28.38% for the Class B shares compared to 7.25% for the Index. For the five-year period ended June 30, 2000, the average annual total return for the Class A shares was 29.08% compared to 23.80% for the Index. For the period from inception on April 2, 1991 through June 30, 2000, the average annual total return for Class A shares was 20.80% compared to 18.16% for the Index. For the period from inception on January 2, 1996 through June 30, 2000, the average annual total return for the Class B shares was 27.61% compared to 22.86% for the Index.

The market's relatively flat first half return masked significant volatility, particularly in February (S&P declined 8%), March (up 10%) and April (down 3%). Volatility was heightened, in our view, by Federal Reserve interest rate increases, a more uncertain corporate earnings outlook and heightened investor attention to valuation.

Growth continued to outperform value as the Russell 1000 Growth index appreciated 6.8% versus a decline of 0.2% for the Russell 1000 Value index. As was the case in 1999, a handful of Large Cap stocks had the most positive effect on market results. Two stocks, Cisco and Intel, contributed over 100% of the S&P 500's return. At the end of the first quarter investors rotated from favoring new economy stocks to old economy stocks. Many growth favorites, including Microsoft, Lucent, Yahoo! and America Online declined.

Value dominated growth in the markets through April and May, and technology stocks were most severely affected in the downturn. June was a great month for growth stocks, as the Russell 1000 Growth recovered 7% of the return lost in the first two months of the second quarter of 2000. The June recovery in growth was led by technology and healthcare, two of our best performing sectors year-to-date.

Our top positions continue to reflect a mix of classic growth stocks such as Cisco Systems, General Electric, Pfizer, Microsoft, Intel, and Home Depot as well as less well known growth names such as Tyco International and United Technologies. We remain pleased with the success of our bottom-up stock picking approach. Over 80% of the Portfolio's outperformance relative to the S&P 500 was driven by stockpicking versus sector allocation. We ended the period slightly overweight in technology, after

---------------------------------------------------------------------------
THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS
FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS
PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED,
MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

-----------------------------------------------------------------------------
Equity Growth Portfolio
                                       80

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
EQUITY GROWTH PORTFOLIO (CONT.)

temporarily reducing our technology position for a couple months mostly due to excessive valuations. However, stock selection in this sector accounted for over 40% of the Portfolio's total outperformance for the first half of 2000. Over 85% of that relative outperformance was attributable to successful stock picking within the group. The absence of a large overweight bet in technology helped our relative performance versus many other large capitalization growth funds that carried an overweight in the sector from year-end. The Portfolio's positions in such "old economy" names as Tyco, and Pfizer/Warner Lambert helped us sustain strong performance during this period.

Major contributors to the strong performance results year-to-date were Intel, Warner Lambert, Tyco International, Cisco, and Pfizer. We were especially pleased with the performance of Tyco given the major downward move sustained by that stock in the fourth quarter. Major detractors to performance were Clear Channel, Motorola, Procter & Gamble, Home Depot and Microsoft.

Tyco's continued strong business fundamentals and excitement regarding the announced value-enhancing subsidiary-IPO of TyCom, the company's undersea fiberoptic cable business, and the close of the SEC inquiry, drove appreciation of 22% for the period. This more than offset the stock's fourth quarter decline. We continue to believe in the company's ability to meet or exceed consensus earnings expectations and, this, coupled with additional strategic moves (such as the potential subsidiary-IPO of M/A-Com, the leading manufacturer of Gallium Arsenide semiconductor substrate used in wireless communication devices and the acquisition of Mallinckrodt in the health services segment) should drive additional outperformance in future quarters.

We made a strategic decision to continue to add to our already overweight position in healthcare from late in the first quarter. This was based on our belief that the group's consistent earnings growth will be increasingly valuable to investors as overall S&P 500 earnings growth moderates from unsustainably high levels. The decision proved prudent, as healthcare was our second best performing sector for the period. Large positions in American Home Products, Pfizer/Warner Lambert and Johnson & Johnson drove strong performance.

Although large-cap pharmaceutical stocks dramatically outperformed the market, Pfizer outperformed its peers. The acquisition of Warner Lambert was formally completed in mid-June, but integration planning was already well underway and we believe cost-cutting targets will be accomplished earlier than expected and could be more significant than expected. Prescription volume growth for most of the company's major drugs remains robust. Consensus earnings expectations do not fully reflect the faster than expected cost-cutting or the growth in sales volumes, in our view. A supposed lack of pipeline depth is a frequent criticism of skeptics, but we believe Pregabalin, Valdocoxib and inhaled insulin all have tremendous market potential. With no major patent expirations until 2006, the sector's fastest projected earnings growth rate over the next several years, a strong potential for additional co-marketing deals with other drug companies and for non-core asset divestitures once pooling accounting restrictions are lifted in two years, and the sectors lowest price-to-earnings-to-growth ratio, we believe Pfizer/Warner Lambert remains a compelling investment and is a core holding in our portfolio.

Consumer cyclicals, one of our weakest performing sectors year-to-date, resulted from the downturn of the retail sector during the second quarter of 2000. Our investments in Home Depot, down 22% and Costco, down 37%, were our largest detractors from performance is this sector.

Home Depot, the leading home improvement retailer, was among several retail stocks punished by the market despite no change in its fundamentals. Although the company met Wall Street consensus numbers, many sell side analysts became concerned about a potential earnings shortfall. Issues such as labor and infrastructure expenses growing faster than the company anticipated, as well as rising interest rates, slower housing turnover, and the rising cost of gas, created pressure in the stock, as well as the sector. Further due diligence led us to the conclusion that this was an overreaction to short-term issues, in fact we viewed this as a buying opportunity.

With the Fed expected to be in the seventh inning stretch on interest rate hikes and the surge of growth stocks late in the second quarter of 2000, we are extremely optimistic about the long-term prospect for large capitalization growth stocks going forward. Signs of a soft landing, as well as strong fundamentals and compelling business opportunities create a favorable environment for growth.

Philip W. Friedman
PORTFOLIO MANAGER

William S. Auslander
PORTFOLIO MANAGER

July 2000

------------------------------------------------------------------------------
                                                       Equity Growth Portfolio
                                       81

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
--------------------------------------------------------------------------------
EQUITY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                                                         VALUE
SHARES                                                                    (000)
--------------------------------------------------------------------------------
COMMON STOCKS (97.7%)
  CAPITAL GOODS (0.0%)
    ELECTRICAL EQUIPMENT (0.0%)
   (a)14,900     Capstone Turbine Corp. ...............................  $   671
                                                                        --------
  CONSUMER DISCRETIONARY (14.9%)
    HOTELS RESTAURANTS & LEISURE (0.2%)
   (a)80,900     Brinker International, Inc. ..........................    2,366
                                                                        --------
    MEDIA (9.2%)
  (a)192,300     AMFM, Inc. ...........................................   13,269
  (a)813,400     AT&T Corp., Liberty Media Group,
                    Class A-Common  ...................................   19,725
  (a)251,900     Clear Channel Communications, Inc. ...................   18,893
   (a)63,500     Comcast Corp., Class A-Common ........................    2,469
  (a)248,700     Comcast Corp., Class A-Special .......................   10,072
  (a)238,200     MediaOne Group, Inc. .................................   15,838
      78,800     Omnicom Group, Inc. ..................................    7,018
     387,600     Time Warner, Inc. ....................................   29,458
   (a)97,000     TV Guide, Inc. .......................................    3,322
  (a)177,180     Viacom, Inc., Class B ................................   12,081
                                                                        --------
                                                                         132,145
                                                                        --------
    MULTILINE RETAIL (1.7%)
  (a)186,200     Costco Wholesale Corp. ...............................   6,145
     322,500     Wal-Mart Stores, Inc. ................................  18,584
                                                                        --------
                                                                         24,729
                                                                        --------
    SPECIALTY RETAIL (3.8%)
     809,300     Home Depot, Inc. .....................................  40,415
     363,300     Intimate Brands, Inc. ................................   7,175
     135,000     The Limited, Inc. ....................................   2,919
      75,100      Tiffany & Co. .......................................   5,069
                                                                        --------
                                                                         55,578
                                                                        --------
  TOTAL CONSUMER DISCRETIONARY ........................................ 214,818
                                                                        --------

  CONSUMER STAPLES (4.5%)
    BEVERAGES (2.0%)
     190,400     Anheuser Busch Cos., Inc. ............................  14,221
     321,000     PepsiCo, Inc. ........................................  14,264
                                                                        --------
                                                                         28,485
                                                                        --------
    FOOD & DRUG RETAILING (0.7%)
  (a)212,300     Safeway, Inc. ........................................   9,580
                                                                        --------
    FOOD PRODUCTS (0.5%)
      64,200     Keebler Foods Co. ....................................   2,383
      73,700     Quaker Oats Co. ......................................   5,537
                                                                        --------
                                                                          7,920
                                                                        --------
    HOUSEHOLD PRODUCTS (0.5%)
     137,200     Procter & Gamble Co. .................................   7,855
                                                                        --------
    TOBACCO (0.8%)
     426,100     Philip Morris Cos., Inc. .............................  11,318
                                                                        --------
  TOTAL CONSUMER STAPLES ..............................................  65,158
                                                                        --------
  FINANCIALS (7.0%)
    BANKS (2.3%)
     500,700     Bank of New York Co., Inc. ...........................  23,283
     290,300     Fleet Boston Financial Corp. .........................   9,870
                                                                        --------
                                                                         33,153
                                                                        --------
    DIVERSIFIED FINANCIALS (3.6%)
     312,900     American Express Co. .................................  16,310
     419,275     Citigroup, Inc. ......................................  25,261
     210,700     Federal National Mortgage Association ................  10,996
                                                                        --------
                                                                         52,567
                                                                        --------
    INSURANCE (1.1%)
     131,800     American International Group, Inc. ...................  15,486
                                                                        --------
  TOTAL FINANCIALS .................................................... 101,206
                                                                        --------
  HEALTH CARE (14.6%)
    BIOTECHNOLOGY (0.9%)
   (a)90,850     Amgen, Inc. ..........................................   6,382
   (a)12,900     Genentech, Inc. ......................................   2,219
   (a)58,600     MedImmune, Inc. ......................................   4,336
                                                                        --------
                                                                         12,937
                                                                        --------
    HEALTH CARE EQUIPMENT & SUPPLIES (0.3%)
      73,600     PE Corp.-PE Biosystems Group .........................   4,848
                                                                        --------
    HEALTH CARE PROVIDERS & SERVICES (0.4%)
  (a)162,300     HCA - The Healthcare Company .........................   4,930
                                                                        --------
    PHARMACEUTICALS (13.0%)
     119,100     Abbott Laboratories ..................................   5,307
     360,500     American Home Products Corp. .........................  21,179
     179,000     Bristol-Myers Squibb Co. .............................  10,427
      63,300     Eli Lilly & Co. ......................................   6,322
     216,300     Johnson & Johnson ....................................  22,036
     199,200     Merck & Co., Inc. ....................................  15,264
   1,712,000     Pfizer, Inc. .........................................  82,176
     355,289     Pharmacia Corp. ......................................  18,364
      97,200     Schering-Plough Corp. ................................   4,909
   (a)33,900     Tularik, Inc. ........................................   1,000
                                                                        --------
                                                                        186,984
                                                                        --------
  TOTAL HEALTH CARE ................................................... 209,699
                                                                        --------
  INDUSTRIALS (16.7%)
    AEROSPACE & DEFENSE (5.2%)
     350,300     General Dynamics Corp. ...............................  18,303
     962,900     United Technologies Corp. ............................  56,691
                                                                        --------
                                                                         74,994
                                                                        --------
    COMMERCIAL SERVICES & SUPPLIES (0.2%)
   (a)11,900     VeriSign, Inc. .......................................   2,100
                                                                        --------
    INDUSTRIAL CONGLOMERATES (11.3%)
   1,215,600     General Electric Co. .................................  64,427
     208,000     Textron, Inc. ........................................  11,297
   1,835,500     Tyco International Ltd. ..............................  86,957
                                                                        --------
                                                                        162,681
                                                                        --------
  TOTAL INDUSTRIALS ................................................... 239,775
                                                                        --------
  INFORMATION TECHNOLOGY (34.0%)
    COMMUNICATION EQUIPMENT (0.1%)
   (a)31,700     Exfo Electro Optical Engineering, Inc. ...............   1,391
                                                                        --------
    COMMUNICATIONS EQUIPMENT (14.2%)
  (a)346,500     American Tower Corp., Class A ........................  14,445
   (a)53,000     CIENA Corp. ..........................................   8,834
  (a)976,500     Cisco Systems, Inc. ..................................  62,069
      45,300     Corning, Inc. ........................................  12,225
   (a)58,800     General Motors Corp., Class H ........................   5,160

   The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------
Equity Growth Portfolio
                                       82

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
--------------------------------------------------------------------------------
EQUITY GROWTH PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                        VALUE
SHARES                                                                  (000)
------------------------------------------------------------------------------
  INFORMATION TECHNOLOGY (CONT.)
    COMMUNICATIONS EQUIPMENT (CONT.)
  (a)157,100  JDS Uniphase Corp...................................  $   18,832
   (a)54,800  Juniper Networks, Inc...............................       7,977
     245,300  Lucent Technologies, Inc............................      14,534
     644,700  Motorola, Inc.......................................      18,737
     508,700  Nortel Networks Corp................................      34,719
   (a)89,700  Pinnacle Holdings, Inc..............................       4,844
   (a)65,600  Spectrasite Holdings, Inc...........................       1,861
   (a)24,300  Stratos Lightwave, Inc..............................         677
                                                                    -----------
                                                                       204,914
                                                                    -----------
    COMPUTERS & PERIPHERALS (3.4%)
  (a)122,500  EMC Corp............................................       9,425
     119,600  International Business Machines Corp................      13,104
   (a)68,100  Seagate Technology, Inc.............................       3,745
   (a)40,000  StorageNetworks, Inc................................       3,610
  (a)217,900  Sun Microsystems, Inc...............................      19,815
                                                                    -----------
                                                                        49,699
                                                                    -----------
   INTERNET SOFTWARE & SERVICES (0.5%)
  (a)148,400  Genuity, Inc........................................       1,359
   (a)42,000  YAHOO!, Inc.........................................       5,203
                                                                    -----------
                                                                         6,562
                                                                    -----------
   SEMICONDUCTOR EQUIPMENT & PRODUCTS (10.9%)
  (a)312,300  Applied Materials, Inc..............................      28,302
   (a)35,100  Broadcom Corp., Class A.............................       7,685
   (a)66,800  Infineon Technologies AG............................       5,294
     465,100  Intel Corp..........................................      62,178
  (a)118,200  Intersil Holding Corp...............................       6,390
  (a)259,800  Maxim Integrated Products, Inc......................      17,650
   (a)15,600  PMC-Sierra, Inc.....................................       2,772
     379,600  Texas Instruments, Inc..............................      26,074
                                                                    -----------
                                                                       156,345
                                                                    -----------
    SOFTWARE (4.9%)
   (a)39,100  Inktomi Corp........................................       4,624
     507,400  Microsoft Corp......................................      40,592
  (a)307,800  Oracle Corp.........................................      25,874
                                                                    -----------
                                                                        71,090
                                                                    -----------
  TOTAL INFORMATION TECHNOLOGY ...................................     490,001
                                                                    -----------
  TECHNOLOGY (1.4%)
    COMPUTERS (SOFTWARE & SERVICES) (0.2%)
  (a)132,726  Global Crossing Ltd.................................       3,492
                                                                    -----------
    MINI & MAINFRAME COMPUTER MFG. (0.7%)
      74,400  Hewlett Packard Co..................................       9,291
                                                                    -----------
    SEMICONDUCTOR MFG. (0.5%)
   (a)37,600  Analog Devices, Inc.................................       2,858
   (a)88,300  ASM Lithography Holding N.V.........................       3,896
                                                                    -----------
                                                                         6,754
                                                                    -----------
  TOTAL TECHNOLOGY................................................      19,537
                                                                    -----------
  TELECOMMUNICATION SERVICES (4.4%)
    DIVERSIFIED TELECOMMUNICATION SERVICES (3.2%)
      69,100  BellSouth Corp......................................       2,945
     332,300  GTE Corp............................................      20,686
   (a)38,800  NEXTLINK Communications, Inc........................       1,472
     164,400  Sprint Corp.........................................       8,384
  (a)272,800  Worldcom, Inc.......................................      12,515
                                                                    -----------
                                                                        46,002
                                                                    -----------
    WIRELESS TELECOMMUNICATION SERVICES (1.2%)
  (a)117,800  AT&T Wireless Group.................................       3,284
  (a)236,200  Crown Castle International Corp.....................       8,621
   (a)84,600  Nextel Communications, Inc., Class A................       5,177
                                                                    -----------
                                                                        17,082
                                                                    -----------
  TOTAL TELECOMMUNICATION SERVICES ...............................      63,084
                                                                    -----------
  UTILITIES (0.2%)
    ELECTRIC UTILITIES (0.2%)
      93,800     Montana Power Co. ...............................       3,312
                                                                    -----------
TOTAL COMMON STOCKS (Cost $971,275) ..............................   1,407,261
                                                                    -----------

 FACE
AMOUNT
 (000)
----------
SHORT-TERM INVESTMENT (2.7%)
  REPURCHASE AGREEMENT (2.7%)
$     39,049     Chase Securities, Inc., 6.15%, dated
                     6/30/00, due 7/03/00, to be
                     repurchased at $39,069, collateralized
                     by U.S. Treasury Bonds, 10.375%, due
                     11/15/16, valued at $21,124 and
                     7.50%, due 11/15/16, valued at
                     $18,832 (Cost $39,049).......................      39,049
                                                                    -----------

TOTAL INVESTMENTS (100.4%) (Cost $1,010,324) .....................   1,446,310
                                                                    -----------
OTHER ASSETS (0.5%)
  Cash ................................................. $    1
  Receivable for Investments Sold ......................  5,339
  Dividends Receivable .................................    746
  Receivable for Portfolio Shares Sold .................    620
  Interest Receivable ..................................      7
  Other ................................................     18          6,731
                                                         -------
LIABILITIES (-0.9%)
  Payable for Investments Purchased .................... (9,954)
  Investment Advisory Fees Payable ..................... (2,054)
  Distribution Fees Payable ............................   (207)
  Administrative Fees Payable ..........................   (174)
  Directors' Fees and Expenses Payable .................    (63)
  Payable for Portfolio Shares Redeemed ................    (61)
  Custodian Fees Payable ...............................    (46)
  Other Liabilities ....................................   (109)      (12,668)
                                                         -------    -----------
NET ASSETS (100%) ................................................  $1,440,373
                                                                    ===========
NET ASSETS CONSIST OF:
Paid in Capital ..................................................  $  915,433
Accumulated Net Investment Loss ..................................      (1,047)
Undistributed Net Realized Gain ..................................      90,001
Unrealized Appreciation on Investments ...........................     435,986
                                                                    -----------
NET ASSETS .......................................................  $1,440,373
                                                                    ===========

   The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------
                                                        Equity Growth Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
--------------------------------------------------------------------------------
EQUITY GROWTH PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                       AMOUNT
                                                                        (000)
------------------------------------------------------------------------------
CLASS A:
--------
NET ASSETS .......................................................  $1,072,755
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 40,296,678 outstanding $0.001 par value
  shares (authorized 500,000,000 shares) .........................  $    26.62
                                                                    ===========
CLASS B:
--------
NET ASSETS .......................................................  $  367,618
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 13,905,461 outstanding $0.001 par value
  shares (authorized 500,000,000 shares)..........................  $    26.44
                                                                    ===========
-------------------------------------------------------------------------------
(a) -- Non-income producing






   The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------
Equity Growth Portfolio
                                       84

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
------------------------------------------------------------------------------
INVESTMENT OVERVIEW
------------------------------------------------------------------------------
FOCUS EQUITY PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 2000)
--------------------------------------------

Other                             (2.3%)
Telecommunications Services       (5.8%)
Information Technology           (34.9%)
Industrials                      (18.7%)
Health Care                      (14.2%)
Financials                        (6.8%)
Consumer Staples                  (3.2%)
Consumer Discretionary           (14.1%)



PERFORMANCE COMPARED TO THE S&P 500 INDEX
AND THE LIPPER LARGE CAP GROWTH INDEX(1)
------------------------------------------

                                                                 TOTAL RETURNS(2)
                                                   -----------------------------------------
                                                                      AVERAGE      AVERAGE
                                                                      ANNUAL        ANNUAL
                                                              ONE      FIVE         SINCE
                                                    YTD       YEAR     YEARS       INCEPTION
                                                   -----     -----    --------     ---------
PORTFOLIO -- CLASS A............................    6.45%    25.71%     32.16%      34.18%
PORTFOLIO -- CLASS B............................    6.31     25.38       N/A        30.61
S&P 500 INDEX -- CLASS A........................   -0.42      7.25      23.80       25.25
LIPPER LARGE CAP GROWTH INDEX -- CLASS A........    0.23     20.67      26.20       27.84
S&P 500 INDEX -- CLASS B........................   -0.42      7.25       N/A        22.86
LIPPER LARGE CAP GROWTH INDEX -- CLASS B........    0.23     20.67       N/A        26.06

1. The S&P 500 Index is an unmanaged stock index comprised of 500 large-cap U.S. companies with market capitalization of $1 billion or more. The Lipper Large Cap Growth Index is a composite of mutual funds managed for maximum capital gains.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The Focus Equity Portfolio seeks capital appreciation through a concentrated, non-diversified portfolio of corporate equity securities. The Portfolio's concentration of its assets in a small number of issuers and its use of equity-linked securities will subject it to greater risks.

For the six months ended June 30, 2000, the Portfolio had a total return of 6.45% for the Class A shares and 6.31% for the Class B shares compared to -0.42% for the S&P 500 Index and 0.23% for the Lipper Large Cap Growth Index. For the one year ended June 30, 2000, the Portfolio had a total return of 25.71% for the Class A shares and 25.38% for the Class B shares compared to 7.25% for the S&P 500 Index and 20.67% for the Lipper Large Cap Growth Index. For the five-year period ended June 30, 2000, the Portfolio had a total return of 32.16% for the Class A shares compared to 23.80% for the S&P 500 Index and 26.20% for the Lipper Large Cap Growth Index. For the period from inception on March 8, 1995 through June 30, 2000, the average annual total return for the Class A shares was 34.18% compared to 25.25% for the S&P 500 Index and 27.84% for the Lipper Large Cap Growth Index. For the period from inception on January 2, 1996 through June 30, 2000, the average annual total return for the Class B shares was 30.61% compared to 22.86% for the S&P 500 Index and 26.06% for the Lipper Large Cap Growth Index.

The Portfolio generated excellent returns in the first half of 2000, significantly outperforming both the S&P 500 Index and the Lipper Large Cap Growth Index. The market's relatively flat first half return masked significant volatility, particularly in February (S&P declined 8%), March (up 10%) and April (down 3%). Volatility was heightened, in our view, by Federal Reserve interest rate increases, a more uncertain corporate earnings outlook and heightened investor attention to valuation.

Growth continued to outperform value as the Russell 1000 Growth Index appreciated 6.8% versus a decline of 0.2% for the Russell 1000 Value Index. As was the case in 1999, a handful of Large Cap Stocks had the most positive effect on market results. Two stocks, Cisco and Intel, contributed over 100% of the Index's return. At the end of the first quarter investors rotated from favoring new economy stocks to old economy stocks. Many growth favorites, including Microsoft, Lucent, Yahoo! and America Online declined.

Value dominated growth in the markets through April and May, and technology stocks were most severely affected in the downturn. June was a great month for growth stocks, as the Russell 1000 Growth recovered 7% of the return lost in the first two months of the quarter. The June recovery in growth was led by technology and healthcare, two of our best performing sectors year-to-date.

------------------------------------------------------------------------------
THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

------------------------------------------------------------------------------
                                                        Focus Equity Portfolio
                                    85

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
------------------------------------------------------------------------------
INVESTMENT OVERVIEW
------------------------------------------------------------------------------
FOCUS EQUITY PORTFOLIO (CONT.)

Our top positions continue to reflect a mix of classic growth stocks such as Cisco Systems, General Electric, Pfizer, Microsoft, Intel, and Home Depot as well as less well known growth names such as Tyco International and United Technologies.

We remain pleased with the success of our bottom-up stock picking approach. We ended the period slightly overweight in technology, after temporarily reducing our technology position for a couple months mostly due to excessive valuations. However stock selection in this sector accounted for over 30% of the Portfolio's total outperformance for the first half of 2000. Over 75% of that relative outperformance was attributable to successful stock picking within the group. The absence of a large overweight bet in technology helped our relative performance versus many other large capitalization growth funds that carried an overweight in the sector from year-end. The Portfolio's positions in such "old economy" names as Tyco, and Pfizer/Warner Lambert helped us sustain strong performance during this period.

Major contributors to the strong performance results year to date were Intel, Warner Lambert, Tyco International, Cisco, and Nortel Networks. We were especially pleased with the performance of Tyco given the major downward move sustained by that stock in the fourth quarter. Major detractors to performance were Clear Channel, Motorola, Procter & Gamble, Home Depot, and Microsoft.

Tyco's continued strong business fundamentals and excitement regarding the announced value-enhancing subsidiary-IPO of TyCom, the company's undersea fiberoptic cable business, and the close of the SEC inquiry, drove appreciation of 22% for the period. This more than offset the stock's fourth quarter decline. We continue to believe in the company's ability to meet or exceed consensus earnings expectations and, this, coupled with additional strategic moves (such as the potential subsidiary-IPO of M/A-Com, the leading manufacturer of Gallium Arsenide semiconductor substrate used in wireless communication devices and the acquisition of Mallinckrodt in the health services segment) should drive additional outperformance in future quarters.

We made a strategic decision to continue to add to our already overweight position in healthcare from late in the first quarter. This was based on our belief that the group's consistent earnings growth will be increasingly valuable to investors as overall Index earnings growth moderates from unsustainably high levels. The decision proved prudent, as healthcare was our second best performing sector for the period. Large positions in American Home Products, Pfizer and Johnson & Johnson drove strong performance.

Although large-cap pharmaceutical stocks dramatically outperformed the market, Pfizer outperformed its peers. The acquisition of Warner Lambert was formally completed in mid-June, but integration planning was already well underway and we believe cost-cutting targets will be accomplished earlier than expected and could be more significant than expected. Prescription volume growth for most of the company's major drugs remains robust. Consensus earnings expectations do not fully reflect the faster than expected cost-cutting or the growth in sales volumes, in our view. A supposed lack of pipeline depth is a frequent criticism of skeptics, but we believe Pregabalin, Valdocoxib, and inhaled insulin all have tremendous market potential. With no major patent expirations until 2006, the sector's fastest projected earnings growth rate over the next several years, a strong potential for additional co-marketing deals with other drug companies and for non-core asset divestitures once pooling accounting restrictions are lifted in two years, and the sectors lowest price to earnings-to-growth ratio, we believe Pfizer remains a compelling investment and is a core holding in our Portfolio.

Consumer cyclicals, one of our weakest performing sectors year-to-date, resulted from the down turn of the retail sector during the second quarter. Our investments in Home Depot, down 22% and Costco, down 37%, were our largest detractors from performance is this sector.

Home Depot, the leading home improvement retailer, was among several retail stocks punished by the market despite no change in its fundamentals. Although the company met Wall Street consensus numbers, many sell side analysts became concerned about a potential earnings shortfall. Issues such as labor and infrastructure expenses growing faster than the company anticipated, as well as rising interest rates, slower housing turnover, and the rising cost of gas, created pressure in the stock; as well as the sector. Further due diligence led us to the conclusion that this was an overreaction to short-term issues, in fact we viewed this as a buying opportunity.

With the Fed expected to be in the seventh inning stretch on interest rate hikes and the surge of growth stocks late in the second quarter, we are extremely optimistic about the long-term prospect for large capitalization growth stocks going forward. Signs of a soft landing, as well as strong fundamentals and compelling business opportunities create a favorable environment for growth.

Philip W. Friedman
PORTFOLIO MANAGER

William S. Auslander
PORTFOLIO MANAGER

July 2000


------------------------------------------------------------------------------
Focus Equity Portfolio
                                    86

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
------------------------------------------------------------------------------
FOCUS EQUITY PORTFOLIO

                                                               VALUE
SHARES                                                         (000)
-----------------------------------------------------------------------
COMMON STOCKS (97.7%)
  CONSUMER DISCRETIONARY (14.1%)
    MEDIA (8.4%)
   (a)24,400  AMFM, Inc. .................................... $  1,684
  (a)231,414  AT&T- Liberty Media Corp., Class A ............    5,612
   (a)29,500  Clear Channel Communications, Inc. ............    2,212
      58,300  Time Warner, Inc. .............................    4,431
                                                              ---------
                                                                13,939
                                                              ---------
    SPECIALTY RETAIL (5.7%)
     141,850  Home Depot, Inc. ..............................    7,083
      67,800  Intimate Brands, Inc. .........................    1,339
      47,900  Limited, Inc. .................................    1,036
                                                              ---------
                                                                 9,458
                                                              ---------
  TOTAL CONSUMER DISCRETIONARY ..............................   23,397
                                                              ---------
  CONSUMER STAPLES (3.2%)
    BEVERAGES (1.0%)
      22,500  Anheuser Busch Cos., Inc. .....................    1,680
                                                              ---------
    FOOD & DRUG RETAILING (1.1%)
   (a)39,600  Safeway, Inc. .................................    1,787
                                                              ---------
    FOOD PRODUCTS (1.1%)
      23,400  Quaker Oats Co. ...............................    1,758
                                                              ---------
  TOTAL CONSUMER STAPLES ....................................    5,225
                                                              ---------
  FINANCIALS (6.8%)
    BANKS (2.4%)
      84,500  Bank of New York Co., Inc. ...................     3,929
                                                              ---------
    DIVERSIFIED FINANCIALS (4.4%)
      35,500  American Express Co. ..........................    1,851
      57,700  Citigroup, Inc. ...............................    3,476
      38,800  Federal National Mortgage Association .........    2,025
                                                              ---------
                                                                 7,352
                                                              ---------
  TOTAL FINANCIALS ..........................................   11,281
                                                              ---------
  HEALTH CARE (14.2%)
    PHARMACEUTICALS (14.2%)
      68,700  American Home Products Corp. ..................    4,036
      30,200  Johnson & Johnson .............................    3,077
      22,700  Merck & Co., Inc. .............................    1,739
     232,450  Pfizer, Inc. ..................................   11,158
      69,700  Pharmacia Corp. ...............................    3,603
                                                              ---------
  TOTAL HEALTH CARE .........................................   23,613
                                                              ---------
  INDUSTRIALS (18.7%)
    AEROSPACE & DEFENSE (6.6%)
      40,600  General Dynamics Corp. ........................    2,121
     151,500  United Technologies Corp. .....................    8,920
                                                              ---------
                                                                11,041
                                                              ---------
    INDUSTRIAL CONGLOMERATES (12.1%)
     167,500  General Electric Co. ..........................    8,878
     237,200  Tyco International Ltd. .......................   11,237
                                                              ---------
                                                                20,115
                                                              ---------
  TOTAL INDUSTRIALS .........................................   31,156
                                                              ---------
  INFORMATION TECHNOLOGY (34.9%)
    COMMUNICATIONS EQUIPMENT (15.0%)
   (a)45,000  American Tower Corp., Class A .................  $ 1,876
  (a)132,900  Cisco Systems, Inc. ...........................    8,448
   (a)22,000  JDS Uniphase Corp. ............................    2,637
      31,900  Lucent Technologies, Inc. .....................    1,890
     111,900  Motorola, Inc. ................................    3,252
     101,700  Nortel Networks Corp. .........................    6,941
                                                              ---------
                                                                25,044
                                                              ---------
    COMPUTERS & PERIPHERALS (2.9%)
      12,900  Hewlett Packard Co. ...........................    1,611
   (a)35,000  Sun Microsystems, Inc. ........................    3,183
                                                              ---------
                                                                 4,794
                                                              ---------
    SEMICONDUCTOR EQUIPMENT & PRODUCTS (12.4%)
   (a)41,500  Applied Materials, Inc. .......................    3,761
      56,100  Intel Corp. ...................................    7,500
   (a)82,500  Maxim Integrated Products, Inc. ...............    5,605
      54,500  Texas Instruments, Inc. .......................    3,743
                                                              ---------
                                                                20,609
                                                              ---------
    SOFTWARE (4.6%)
   (a)56,700  Microsoft Corp. ...............................    4,536
   (a)37,300  Oracle Corp. ..................................    3,135
                                                              ---------
                                                                 7,671
                                                              ---------
  TOTAL INFORMATION TECHNOLOGY ..............................   58,118
                                                              ---------
  TELECOMMUNICATION SERVICES (5.8%)
    DIVERSIFIED TELECOMMUNICATION SERVICES (4.9%)
      46,437  AT&T Corp. ....................................    1,469
      63,100  GTE Corp. .....................................    3,928
      20,500  Sprint Corp. ..................................    1,045
   (a)36,900  Worldcom, Inc. ................................    1,693
                                                              ---------
                                                                 8,135
                                                              ---------
    WIRELESS TELECOMMUNICATION SERVICES (0.9%)
   (a)41,400  Crown Castle International Corp. ..............    1,511
                                                              ---------
  TOTAL TELECOMMUNICATION SERVICES ..........................    9,646
                                                              ---------
TOTAL COMMON STOCKS (cost $127,822) .........................  162,436
                                                              ---------
 FACE
AMOUNT
(000)
---------------
SHORT-TERM INVESTMENT (3.4%)
  REPURCHASE AGREEMENT (3.4%)
$      5,669  Chase Securities, Inc., 6.15%, dated 6/30/00,
              due 7/03/00, to be repurchased at $5,672,
              collateralized by U.S. Treasury Notes, 4.25%,
              due 11/15/03, valued at $5,787 (Cost $5,669)...    5,669
                                                              ---------

  The accompanying notes are an integral part of the financial statements.
------------------------------------------------------------------------------
                                                        Focus Equity Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
------------------------------------------------------------------------------
FOCUS EQUITY PORTFOLIO (CONT.)

                                                               AMOUNT
                                                               (000)
-----------------------------------------------------------------------
TOTAL INVESTMENTS (101.1%) (cost $133,491) ..................  $ 168,105
                                                               ---------

OTHER ASSETS (0.4%)
  Cash .............................................. $    1
  Receivable for Investments Sold ...................    534
  Dividends Receivable ..............................     79
  Interest Receivable ...............................      1
  Other .............................................      2         617
                                                      ------
LIABILITIES (-1.5%)
  Payable for Investments Purchased ................. (1,651)
  Payable for Portfolio's Shares Redeemed ...........   (435)
  Investment Advisory Fees Payable ..................   (309)
  Administrative Fees Payable .......................    (20)
  Distribution Fees Payable .........................    (14)
  Directors' Fees and Expenses Payable ..............    (13)
  Custodian Fees Payable ............................    (13)
  Other Liabilities .................................    (25)     (2,480)
                                                      ------   ---------
NET ASSETS (100%) ..........................................   $ 166,242
                                                               =========
NET ASSETS CONSIST OF:
Paid in Capital ............................................   $ 113,894
Accumulated Net Investment Loss ............................        (269)
Undistributed Net Realized Gain ............................      18,003
Unrealized Appreciation on Investments .....................      34,614
                                                               ---------
NET ASSETS .................................................   $ 166,242
                                                               =========

CLASS A:

NET ASSETS .................................................   $ 142,315
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 6,784,850 outstanding $0.001 par value
  shares (authorized 500,000,000 shares)  ..................   $   20.98
                                                               =========

CLASS B:

NET ASSETS .................................................   $  23,927
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 1,153,866 outstanding $0.001 par value
shares (authorized 500,000,000 shares) .....................   $   20.74
                                                               =========
-----------------------------------------------------------------------------

(a) -- Non-income producing

  The accompanying notes are an integral part of the financial statements.
------------------------------------------------------------------------------
Focus Equity Portfolio

[GRAPHIC]    MORGAN STANLEY DEAN WITTER
             INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
INVESTMENT OVERVIEW
-------------------------------------------------------------------------------
SMALL COMPANY GROWTH PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 2000)
--------------------------------------------

Auto & Transportation         (2.4%)
Capital Equipment             (0.6%)
Consumer Discretionary       (23.1%)
Financial Services            (6.0%)
Health Care                   (9.6%)
Information Technology        (4.1%)
Materials & Processing        (0.1%)
Product Durables              (8.6%)
Real Estate                   (2.2%)
Services                      (1.0%)
Technology                   (34.2%)
Utilities                     (6.9%)
Other                         (1.2%)

PERFORMANCE COMPARED TO THE RUSSELL 2000 GROWTH
INDEX AND THE RUSSELL 2000 INDEX(1)
-----------------------------------------------

                                                                   TOTAL RETURNS(2)
                                                ------------------------------------------------------
                                                                     AVERAGE   AVERAGE     AVERAGE
                                                                     ANNUAL    ANNUAL      ANNUAL
                                                             ONE      FIVE      TEN         SINCE
                                                  YTD        YEAR     YEARS     YEARS     INCEPTION
                                                ------      ------   -------   -------    ---------
PORTFOLIO -- CLASS A ........................   18.62%      80.64%   32.24%    20.19%       20.69%
PORTFOLIO -- CLASS B ........................   18.52       80.22      N/A       N/A        31.21
RUSSELL 2000 GROWTH INDEX -- CLASS A ........    1.23        28.39    15.80     13.26        12.97
RUSSELL 2000 INDEX -- CLASS A ...............    3.04        14.32    14.27     13.57        12.93
RUSSELL 2000 GROWTH INDEX -- CLASS B ........    1.23        28.39      N/A       N/A        14.55
RUSSELL 2000 INDEX -- CLASS B ...............    3.04        14.32      N/A       N/A        12.99

1. The Russell 2000 Growth Index is a market capitalization-weighted index comprised of those companies of the Russell 2000 Index with higher forcasted growth values and higher price-to-book ratios. The Russell 2000 Index is comprised of the 2,000 smallest companies in the Russell 3000 Index. The companies have an average market capitalization of approximately $600 million.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


The Small Company Growth Portfolio invests primarily in growth-oriented equity securities of small U.S. and, to a limited extent, foreign companies. Such companies generally have market capitalizations less than $2.5 billion. Investments in small- to medium-sized corporations are more vulnerable to financial risks and other risks than larger corporations and may involve a higher degree of price volatility than investments in the general equity markets.

For the six months ended June 30, 2000, the Portfolio had a total return of 18.62% for the Class A shares and 18.52% for the Class B shares compared to 1.23% for the Russell 2000 Growth Index and 3.04% for the Russell 2000 Index. For the one year ended June 30, 2000, the Portfolio had a total return of 80.64% for the Class A shares and 80.22% for the Class B shares compared to 28.39% for the Russell 2000 Growth Index and 14.32% for the Russell 2000 Index. For the five-year period ended June 30, 2000, the average annual total return for the Class A shares was 32.24% compared to 15.80% for the Russell 2000 Growth Index and 14.27% for the Russell 2000 Index. For the ten-year period ended June 30, 2000, the average annual total return for the Class A shares was 20.19% compared to 13.26% for the Russell 2000 Growth Index and 13.57% for the Russell 2000 Index. For the period from inception on November 1, 1989 through June 30, 2000, the average annual total return for the Class A shares was 20.69% compared to 12.97% for the Russell 2000 Growth Index and 12.93% for the Russell 2000 Index. For the period from inception on January 2, 1996 through June 30, 2000, the average annual total return for the Class B shares was 31.21% compared to 14.55% for the Russell 2000 Growth Index and 12.99% for the Russell 2000 Index.

Our investment process continues to be focused on bottom up, fundamental research. We tend to favor companies with exceptional earnings and cash flow growth potential, strong leadership positions within their industries, high levels of profitability and top notch management teams. In addition, we closely monitor the quality of our companies' reported earnings to confirm that earnings growth is directly correlated to operating cash flow growth. Year-to-date, the Portfolio's performance has been strong on both an absolute and relative basis.

The first half of 2000 was marked by increased volatility for U.S. equity markets primarily due to rising interest rates. After a period of strong appreciation in the first quarter of the year, many of the best performing small growth cap names corrected significantly in April and May. In June, the

-------------------------------------------------------------------------------
THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS
FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A
RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED,
MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


-------------------------------------------------------------------------------
                                                 Small Company Growth Portfolio

[GRAPHIC]    MORGAN STANLEY DEAN WITTER
             INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
INVESTMENT OVERVIEW
-------------------------------------------------------------------------------
SMALL COMPANY GROWTH PORTFOLIO (CONT.)

category bounced back with the Russell 2000 Growth appreciating 13%.

The Portfolio's relative outperformance continues to be largely the result of stock selection as opposed to sector allocation. During the first six months of the year, well over 100% of our outperformance compared to the Russell 2000 Growth Index came from individual stock selection. On a sector basis, our underweighting of both healthcare and energy related issues negatively impacted our performance as these areas were strong relative to the overall benchmark.

Our top performers for the first half of the year included several current and several former top ten holdings. SBA Communications and Micromuse are current top ten positions which have been key contributors to this year's results. Terayon Communications, RF Microdevices, and IPC Information Systems were all top ten positions at one point during the year and have also added meaningfully to our returns. On the negative side, one former top ten position- Harmonic Lightwaves- was our worst performing issue during the period.

Harmonic Lightwaves is a leading supplier of optical and broadband access equipment to the cable industry. While the company is well positioned to capitalize on the continued build out of broadband access networks, two issues recently caused investor concerns about the future fundamentals of the company. First of all, the company's largest customer, AT&T, had a pause in their investment cycle. Secondly, Divicom, a recent acquisition, has seen a slowdown in its business. After prudent due diligence we have concluded that these problems are of a temporary nature, and remain confident in the long-term prospects of the company.

Independent communication tower companies continue to be among our favorite investment ideas. During the first six months we added a new tower company, Spectrasite, to the portfolio and sold another, American Tower, because its market capitalization had grown into "mid cap" territory. We believe that independent tower companies are a great way to the play the exploding growth of wireless communications in the U.S. and around the world. Communication towers are monopolistic assets because local zoning restrictions create barriers to entry by making the installation of competing structures extremely difficult. As a result, companies that own and acquire these assets are able to negotiate very favorable leases with wireless service providers (such as AT&T and Sprint) that are trying to increase the network coverage they provide to consumers. Typical tower leases are at least 5 years in maturity, require regular monthly cash payments and have built in 3-5% price increases per year. In addition, the incremental cost to the tower company of placing a new "tenant" or antenna on its tower is minimal, so such "same tower growth" is highly additive to returns on invested capital and cash flow. As a result, we continue to favor Pinnacle Holdings, SBA Communications and Spectrasite as a way of gaining exposure to the wireless explosion.

"New economy" stocks underperformed "old economy" stocks for most of the second quarter. While we continue to view the internet as an exciting new medium with the potential to fundamentally change the way businesses operate, our exposure to "pure play" internet and new economy stocks remains minimal due to the extremely dynamic and unpredictable nature of these business models. Furthermore, we tend to seek exposure to "new economy" businesses by investing in "old economy" companies with "new economy" type subsidiaries. We believe that by investing in companies with such hidden assets, we can limit the volatility of the portfolio relative to our competitors.

With the Fed expected to be in the seventh inning stretch on interest rate hikes and the surge of growth stocks late in the second quarter, we are optimistic about the prospect for small capitalization growth stocks going forward. Signs of a steady economy, as well as strong fundamentals and compelling business opportunities create a favorable environment for growth.

Alexander L. Umansky
PORTFOLIO MANAGER

Dennis P. Lynch
PORTFOLIO MANAGER

July 2000


-------------------------------------------------------------------------------
Small Company Growth Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
-------------------------------------------------------------------------------
SMALL COMPANY GROWTH PORTFOLIO
-------------------------------------------------------------------------------

                                                                       VALUE
SHARES                                                                 (000)
-------------------------------------------------------------------------------
COMMON STOCKS (98.4%)
  AUTO & TRANSPORTATION (2.4%)
    TRANSPORTATION MISCELLANEOUS (2.4%)
  (a)83,200 C.H. Robinson Worldwide, Inc. .........................   $  4,118
                                                                      --------
  CAPITAL EQUIPMENT (0.6%)
    ELECTRICAL & ELECTRONICS (0.5%)
     12,300 Gilat Satellite Networks Ltd. .........................        854
                                                                      --------
    ENERGY EQUIPMENT & SERVICES (0.1%)
      3,400 Capstone Turbine Corp. ................................        153
                                                                      --------
  TOTAL CAPITAL EQUIPMENT .........................................      1,007
                                                                      --------
  CONSUMER DISCRETIONARY (23.1%)
    ADVERTISING AGENCIES (1.5%)
 (a)130,262 R.H. Donnelly Corp. ...................................      2,524
                                                                      --------
    CABLE TELEVISION SERVICES (0.3%)
   (a)7,500 Liberty Livewire Corp. ................................        527
                                                                      --------
    CASINOS & GAMBLING (0.5%)
  (a)31,000 Station Casinos, Inc. .................................        775
                                                                      --------
    COMMUNICATIONS & MEDIA (0.2%)
  (a)39,300 Radio Unica Corp. .....................................        275
                                                                      --------
    EDUCATION SERVICES (0.6%)
  (a)41,000 DeVry, Inc. ...........................................      1,084
                                                                      --------
    HOTEL/MOTEL (0.9%)
     24,000 Four Seasons Hotels, Inc. .............................      1,493
                                                                      --------
    HOUSEHOLD FURNISHINGS (0.3%)
  (a)31,600 Furniture Brands International, Inc. ..................        478
                                                                      --------
    LEISURE TIME (2.1%)
  (a)71,900 American Classic Voyages Co. ..........................      1,483
  (a)52,600 Championship Auto Racing Teams, Inc. ..................      1,341
  (a)29,800 Ducati Motor Holdings, Inc. ...........................        768
                                                                      --------
                                                                         3,592
                                                                      --------
    RADIO & TV BROADCASTERS (5.3%)
  (a)61,700 Acme Communications, Inc. .............................      1,126
  (a)15,600 ACTV, Inc. ............................................        233
  (a)61,600 Pegasus Communications Corp. ..........................      3,022
  (a)39,800 Radio One, Inc. .......................................      1,177
 (a)100,400 Radio One, Inc., Class A ..............................      2,215
   (a)7,000 Sirius Satellite Radio, Inc. ..........................        310
  (a)66,800 TCI Satellite Entertainment, Inc. .....................        580
   (a)9,800 XM Satellite Radio Holdings, Inc. .....................        366
                                                                      --------
                                                                         9,029
                                                                      --------
    RESTAURANTS (1.9%)
  (a)42,600 P.F. Chang's China Bistro, Inc. .......................      1,360
  (a)80,800 Papa John's International, Inc. .......................      1,980
                                                                      --------
                                                                         3,340
                                                                      --------
    RETAIL (4.1%)
  (a)78,600 Chico's FAS, Inc. .....................................      1,572
  (a)98,700 David's Bridal, Inc. ..................................      1,141
  (a)60,700 InterTAN, Inc. ........................................        713
  (a)27,900 PurchasePro.com, Inc. .................................      1,144
 (a)171,300 Tuesday Morning Corp. .................................      1,799
  (a)24,700 Tweeter Home Entertainment Group, Inc. ................        750
                                                                      --------
                                                                         7,119
                                                                      --------
    SERVICES: COMMERCIAL (5.0%)
  (a)33,300 Martha Stewart Living Omnimedia, Inc. Class A .........    $   733
 (a)131,400 The Corporate Executive Board Co. .....................      7,867
                                                                      --------
                                                                         8,600
                                                                      --------
    SHOES (0.4%)
  (a)18,950 Kenneth Cole Productions, Inc. ........................        758
                                                                      --------
  TOTAL CONSUMER DISCRETIONARY ....................................     39,594
                                                                      --------
  CONSUMER STAPLES (0.0%)
    BROADCASTING (TV, RADIO, CABLE) (0.0%)
       (a)2 AT&T Corp. Class A ....................................         --
                                                                      --------
  FINANCIAL SERVICES (6.0%)
    INSURANCE: MULTI-LINE (1.3%)
     76,300 Reinsurance Group of America, Inc. (Non-Voting) .......      2,299
                                                                      --------
    REAL ESTATE INVESTMENT TRUSTS (REIT) (4.7%)
 (a)148,000 Pinnacle Holdings, Inc. ...............................      7,992
                                                                      --------
  TOTAL FINANCIAL SERVICES ........................................     10,291
                                                                      --------
  HEALTH CARE (9.6%)
    BIOTECHNOLOGY RESEARCH & PRODUCTION (1.8%)
  (a)17,200 Aclara BioSciences, Inc. ..............................        876
  (a)21,200 Corixa Corp. ..........................................        910
  (a)18,400 Exelixis, Inc. ........................................        614
  (a)16,300 Sequenom, Inc. ........................................        740
                                                                      --------
                                                                         3,140
                                                                      --------
    HEALTH CARE FACILITIES (1.5%)
  (a)83,100 Community Health Systems, Inc. ........................      1,345
  (a)50,700 Triad Hospitals, Inc. .................................      1,227
                                                                      --------
                                                                         2,572
                                                                      --------
    HEALTH CARE SERVICES (1.1%)
  (a)56,400 Accredo Health, Inc. ..................................      1,949
                                                                      --------
    MEDICAL & DENTAL INSTRUMENTS & SUPPLIES (3.3%)
  (a)45,100 Biosource International, Inc. .........................      1,003
     31,400 Cooper Cos., Inc. .....................................      1,142
  (a)23,500 Molecular Devices Corp. ...............................      1,626
      2,300 Priority Healthcare Corp. .............................        171
  (a)13,000 Techne Corp. ..........................................      1,690
                                                                      --------
                                                                         5,632
                                                                      --------
    MISCELLANEOUS HEALTH CARE (1.9%)
  (a)18,600 CV Therapeutics, Inc. .................................      1,289
  (a)49,100 NPS Pharmaceuticals, Inc. .............................      1,314
  (a)21,200 Tularik, Inc. .........................................        625
                                                                      --------
                                                                         3,228
                                                                      --------
  TOTAL HEALTH CARE ...............................................     16,521
                                                                      --------
  INFORMATION TECHNOLOGY (4.1%)
    COMMUNICATIONS EQUIPMENT (2.9%)
   (a)3,700 Exfo Electro Optical Engineering, Inc. ................        162
     48,600 FLAG Telecom Holdings Ltd. ............................        723
    140,600 Spectrasite Holdings, Inc. ............................      3,990
      2,800 Stratos Lightwave, Inc. ...............................         78
                                                                      --------
                                                                         4,953
                                                                      --------

     The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
                                                 Small Company Growth Portfolio
                                      91

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
-------------------------------------------------------------------------------
SMALL COMPANY GROWTH PORTFOLIO (CONT.)
-------------------------------------------------------------------------------

                                                                       VALUE
SHARES                                                                 (000)
-------------------------------------------------------------------------------
  INFORMATION TECHNOLOGY (CONT.)
    INTERNET SOFTWARE & SERVICES (1.2%)
  (a)81,200 Genuity, Inc. .........................................   $    743
  (a)44,900 Netratings, Inc. ......................................      1,151
   (a)2,300 Smartserv Online, Inc. ................................        162
                                                                      --------
                                                                         2,056
                                                                      --------
  TOTAL INFORMATION TECHNOLOGY ....................................      7,009
                                                                      --------
  MATERIALS & PROCESSING (0.1%)
    BUILDING: ROOFING & WALLBOARD (0.1%)
      4,000 Elcor Corp. ...........................................         92
                                                                      --------
  PRODUCER DURABLES (8.6%)
    IDENTIFICATION CONTROL & FILTER DEVICES (0.6%)
  (a)27,500 Asyst Technologies, Inc. ..............................        942
                                                                      --------
    PRODUCTION TECHNOLOGY EQUIPMENT (1.2%)
  (a)29,800 Credence Systems Corp. ................................      1,644
  (a)13,300 LTX Corp. .............................................        465
                                                                      --------
                                                                         2,109
                                                                      --------
    TELECOMMUNICATIONS EQUIPMENT (6.8%)
  (a)14,000 C-COR.net Corp. .......................................        378
  (a)29,600 L-3 Communications Corp. ..............................      1,689
   (a)6,400 Plantronics, Inc. .....................................        739
 (a)149,600 SBA Communications Corp. ..............................      7,770
  (a)18,198 Terayon Communication Systems, Inc. ...................      1,169
                                                                      --------
                                                                        11,745
                                                                      --------
  TOTAL PRODUCER DURABLES .........................................     14,796
                                                                      --------
  REAL ESTATE (2.2%)
    OFFICE (0.5%)
     41,200 Arden Realty, Inc. REIT ...............................        968
                                                                      --------
    RESIDENTIAL APARTMENTS (0.6%)
     41,400 Amli Residential Properties Trust REIT ................        976
                                                                      --------
    RETAIL STRIP CENTERS (0.5%)
     44,000 Federal Realty Investment Trust REIT ..................        880
                                                                      --------
    SELF STORAGE (0.6%)
     42,800 Public Storage, Inc. REIT .............................      1,003
                                                                      --------
  TOTAL REAL ESTATE ...............................................      3,827
                                                                      --------
  SERVICES (1.0%)
    MERCHANDISING (1.0%)
  (a)52,800 BJ's Wholesale Club, Inc. .............................      1,742
                                                                      --------
  TECHNOLOGY (33.8%)
    BIOTECHNOLOGY (0.3%)
     14,200 Luminex Corp. .........................................        591
                                                                      --------
    COMMUNICATIONS TECHNOLOGY (6.9%)
  (a)28,400 Advanced Fibre Communications, Inc. ...................      1,287
  (a)12,600 AudioCodes Ltd. .......................................      1,512
  (a)17,200 Clearnet Communications, Inc., Class A ................        477
  (a)31,400 Efficient Networks, Inc. ..............................      2,310
 (a)102,900 Harmonic Lightwaves, Inc. .............................      2,547
  (a)17,200 Northeast Optic Network, Inc. .........................      1,060
  (a)26,800 Proxim, Inc. ..........................................      2,652
                                                                      --------
                                                                        11,845
                                                                      --------
    COMPUTER SERVICES SOFTWARE & SYSTEMS (8.4%)
  (a)22,300 Allaire Corp. .........................................        820
   (a)2,950 eSpeed, Inc., Class A .................................        128
  (a)39,100 Informatica Corp. .....................................   $  3,204
  (a)38,600 Mediaplex, Inc. .......................................        745
  (a)28,400 Micromuse, Inc. .......................................      4,700
 (a)320,000 SAGA Systems, Inc. ....................................      3,980
  (a)93,300 Voyager.net, Inc. .....................................        746
                                                                      --------
                                                                        14,323
                                                                      --------
    COMPUTER TECHNOLOGY (3.4%)
  (a)67,500 Accord Networks Ltd. ..................................        625
  (a)16,100 Interlink Electronics, Inc. ...........................        674
  (a)15,800 Netegrity, Inc. .......................................      1,190
  (a)41,900 SanDisk Corp. .........................................      2,564
  (a)47,900 Vertel Corp. ..........................................        838
                                                                      --------
                                                                         5,891
                                                                      --------
    DATA STORAGE & PROCESSING (0.3%)
   (a)4,700 StorageNetworks, Inc. .................................        424
                                                                      --------
    ELECTRONIC EQUIPMENT (0.6%)
  (a)43,500 Universal Electronics, Inc. ...........................      1,069
                                                                      --------
    ELECTRONICS (2.2%)
  (a)87,700 Ancor Communications, Inc. ............................      3,137
  (a)24,400 DDI Corp./CA ..........................................        695
                                                                      --------
                                                                         3,832
                                                                      --------
    ELECTRONICS (DEFENSE) (0.5%)
  (a)20,000 Litton Industries, Inc. ...............................        840
                                                                      --------
    ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS (8.4%)
  (a)51,900 ASM International N.V. ................................      1,375
   (a)5,100 ASM International N.V. ................................        135
  (a)12,200 Bookham Technology plc ................................        723
  (a)36,300 Cirrus Logic, Inc. ....................................        581
  (a)11,600 HI/FN, Inc. ...........................................        515
  (a)12,600 Lattice Semiconductor Corp. ...........................        871
  (a)33,500 Micrel, Inc. ..........................................      1,455
  (a)59,800 Powerwave Technologies, Inc. ..........................      2,631
  (a)79,825 TranSwitch Corp. ......................................      6,162
                                                                      --------
                                                                        14,448
                                                                      --------
    ELECTRONICS: TECHNOLOGY (0.7%)
  (a)73,100 Sensormatic Electronics Corp. .........................      1,156
                                                                      --------
    SOFTWARE PRODUCTS (1.2%)
  (a)11,900 Cacheflow, Inc. .......................................        732
   (a)6,700 Documentum, Inc. ......................................        599
      2,400 Precision Software Solutions Ltd. .....................         58
     30,000 Virage, Inc. ..........................................        542
  (d)21,700 Zi Corp. ..............................................        120
                                                                      --------
                                                                         2,051
                                                                      --------
    TEST, ANALYSIS & INSTRUMENTATION EQUIPMENT (0.9%)
     21,753 Veeco Instruments, Inc. ...............................      1,593
                                                                      --------
  TOTAL TECHNOLOGY ................................................     58,063
                                                                      --------
  UTILITIES (6.9%)
    UTILITIES: ELECTRICAL (0.2%)
  (a)19,800 Avista Corp. ..........................................        345
                                                                      --------
    UTILITIES: TELECOMMUNICATIONS (6.7%)
   (a)9,500 Airgate PCS, Inc. .....................................        499
     87,500 CFW Communications Co. ................................      3,281
  (a)37,750 CoreComm Ltd. .........................................        736

     The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
Small Company Growth Portfolio
                                      92

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
-------------------------------------------------------------------------------
SMALL COMPANY GROWTH PORTFOLIO (CONT.)
-------------------------------------------------------------------------------

                                                                       VALUE
SHARES                                                                 (000)
-------------------------------------------------------------------------------
  UTILITIES (CONT.)
    UTILITIES: TELECOMMUNICATIONS (CONT.)
 (a)125,500 CTC Communications Group, Inc. ........................   $  4,518
  (a)21,400 Microcell Telecommunications, Inc. ....................        773
  (a)61,400 NET2000 Communications, Inc. ..........................      1,006
   (a)8,800 Rural Cellular Corp. ..................................        674
                                                                      --------
                                                                        11,487
                                                                      --------
  Total Utilities .................................................     11,832
                                                                      --------
TOTAL COMMON STOCKS (Cost $156,932) ...............................    168,892
                                                                      --------
PREFERRED STOCKS (0.4%)
  TECHNOLOGY (0.4%)
    INTERNET SOFTWARE & SERVICES (0.4%)
(a,d,e)134,000 Warp 10 Technologies, Inc. (Cost $402)..............        670
                                                                      --------
  FACE
 AMOUNT
  (000)
---------
SHORT-TERM INVESTMENT (4.8%)
  REPURCHASE AGREEMENT (4.8%)
$  8,337     Chase Securities, Inc., 6.15%, dated 6/30/00, due
             7/03/00, to be repurchased at $8,341, collateralized
             by U.S. Treasury Bonds, 13.875%, due 5/15/11, valued
             at $8,591 (Cost $8,337) ..............................      8,337
                                                                      --------
TOTAL INVESTMENTS (103.6%) (Cost $165,671) ........................    177,899
                                                                      --------
OTHER ASSETS (2.0%)
  Receivable for Investments Sold .......................  $  3,128
  Receivable for Portfolio Shares Sold ..................       219
  Dividends Receivable ..................................        44
  Interest Receivable ...................................         1
  OTHER  ................................................         6      3,398
                                                           --------
LIABILITIES (-5.6%)
  Payable for Investments Purchased .....................    (9,151)
  Investment Advisory Fees Payable ......................      (336)
  Distribution Fees Payable .............................       (42)
  Custodian Fees Payable ................................       (27)
  Administrative Fees Payable ...........................       (22)
  Directors' Fees and Expenses Payable ..................        (8)
  Bank Overdraft Payable ................................        (3)
  Other Liabilities .....................................       (33)    (9,622)
                                                           --------   --------
NET ASSETS (100%) .................................................   $171,675
                                                                      ========

                                                                       AMOUNT
                                                                        (000)
                                                                       ------
NET ASSETS CONSIST OF:
Paid in Capital ...................................................   $125,166
Accumulated Net Investment Loss ...................................       (646)
Undistributed Net Realized Gain ...................................     34,928
Unrealized Appreciation on Investments ............................     12,227
                                                                      --------
NET ASSETS ........................................................   $171,675
                                                                      ========
CLASS A:
--------
NET ASSETS ........................................................   $ 91,527
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  Applicable to 5,796,843 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)                                     $  15.79
                                                                      ========
CLASS B:
--------
NET ASSETS ........................................................   $ 80,148
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  Applicable to 5,200,616 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)                                     $  15.41
                                                                      ========
-------------------------------------------------------------------------------

(a) -- Non-income producing security
(d) -- Security valued at fair value -- See Note A-1 to financial statements.
(e) -- 144A Security -- certain condition for public sale may exist.
ADR -- American Depositary Receipt


     The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
                                                 Small Company Growth Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
TECHNOLOGY PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 2000)
--------------------------------------------

Capital Equipment                 (0.4%)
Capital Goods                     (0.6%)
Consumer Discretionary            (2.6%)
Health Care                       (4.3%)
Information Technology            (7.3%)
Techonology                      (82.7%)
Utilities                         (1.5%)
Other                             (0.6%)

PERFORMANCE COMPARED TO THE NASDAQ COMPOSITE INDEX AND THE S&P 500 INDEX(1)
---------------------------------------------------------------------------

                                                    TOTAL RETURNS(2)
                                           -------------------------------------
                                                                     AVERAGE
                                                                      ANNUAL
                                                        ONE           SINCE
                                             YTD       YEAR(3)      INCEPTION
                                           -------    ---------  ---------------
PORTFOLIO -- CLASS A ....................   18.27%     114.23%        67.02%
PORTFOLIO -- CLASS B ....................   18.14      113.82         66.69
NASDAQ COMPOSITE INDEX ..................   -2.54       47.65         37.31
S&P 500 INDEX ...........................   -0.42        7.25         23.92

1. The Nasdaq Composite Index is a market capitalization-weighted index comprised of all common stocks listed on Nasdaq Stock Market. The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalization of $1 billion or more. These 500 companies represent approximately 100 industries chosen mainly for market size, liquidity, and industry group representation.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

3. The Portfolio's performance was attributable to unusually favorable market conditions, especially in the technology sector, that are likely not sustainable, and as a result, the quoted performance probably will not be repeated in the future.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


The investment objective of the Technology Portfolio is to achieve long-term capital appreciation by investing primarily in equity securities of companies expected to benefit from their involvement in technology and technology-related industries. The focus of the Portfolio is to identify significant long-term technology trends and to invest in those premier companies we believe are positioned to materially gain from these trends. Stocks selected for the Portfolio are also expected to meet comprehensive selection criteria. The Portfolio's concentration in the technology sector makes it subject to greater risk and volatility than portfolios that are more diversified, and the value of its shares may be substantially affected by economic events. In addition, the Portfolio may invest up to 35% of its assets in securities of foreign issuers.

For the six months ended June 30, 2000, the Portfolio had a total return of 18.27% for the Class A shares and 18.14% for the Class B shares compared to -2.54% for the Nasdaq Composite Index and -0.42% for the S&P 500 Index. For the one year ended June 30, 2000, the Portfolio had a total return of 114.23% for the Class A shares and 113.82% for the Class B shares compared to 47.65% for the Nasdaq Composite Index and 7.25% for the S&P 500 Index. For the period from inception on September 16, 1996 through June 30, 2000, the Portfolio had an average annual total return of 67.02% for the Class A shares and 66.69% for the Class B shares compared to 37.31% for the Nasdaq Composite Index 23.92% for the S&P 500 Index.

The first half of 2000 was marked by increased volatility for U.S. equity markets primarily due to rising interest rates. After a period of strong appreciation in the first quarter of the year, many of the best performing technology names corrected significantly in April and May. In June, the category bounced back with the Nasdaq appreciating about 17%.

Consistent with our strategy, we increased exposure to higher quality, more proven companies during the first half of the year and reduced weightings in others we felt were more vulnerable in tougher market environments. For example, during April we added to our positions in companies such as Nortel, Texas Instruments, Oracle, and Sun Microsystems. When the market rebounded in June, our emphasis on higher quality, less speculative companies helped the Portfolio, as they were the first to benefit from the recovery.

Despite heightened stock market volatility this year, our companies continued to experience strong underlying business fundamentals. Specifically, we continue to favor companies that supply components needed to build out next


--------------------------------------------------------------------------------
THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE
OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

--------------------------------------------------------------------------------
Technology Portfolio
                                       94

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
TECHNOLOGY PORTFOLIO (CONT.)

generation telecommunications networks. Nortel Networks has been one of the top contributors to the Portfolio's performance and remains a top 10 position. The company is a leader in optical networking, broadband access systems, and wireless data networks. Given that service providers such as Qwest Communications and Vodaphone Airtouch need to significantly upgrade their current networks in order to maintain service quality customer satisfaction, we anticipate Nortel's business momentum to remain strong for the foreseeable future regardless of the interest rate environment.

Terayon Communication Systems, another significant contributor to recent performance, also has the "arms dealer" type business model we prefer. The company is the premier manufacturer of cable internet access equipment. As a result, Terayon has and should continue to benefit from increased capital spending by cable companies such as Time Warner, who need to enhance their networks in order to offer broadband services such as internet access to their customers. Year-to-date, Terayon's stock has appreciated 261%.

Our largest detractor from performance during the first half of the year was Harmonic Lightwaves; however, we remain bullish on its long-term outlook. The company is a leading supplier of optical and broadband access equipment to the cable industry. Like Nortel and Terayon, Harmonic is well positioned to capitalize on the continued build out of broadband access networks; however, two issues recently caused investor concerns and stock price volatility. First of all, the company's largest customer, AT&T, had a pause in their investment cycle. Secondly, Divicom, a recent acquisition, has seen a slowdown in its business. After prudent due diligence we have concluded that these problems are of a temporary nature, and remain confident in Harmonic's long-term prospects.

With the Fed expected to be in the seventh inning stretch on interest rate hikes and the surge of growth stocks late in the second quarter, we are very optimistic about the long-term prospects for technology stocks going forward. Signs of a soft landing, as well as strong fundamentals, and compelling business opportunities create a favorable environment for long-term investing.

Alexander L. Umansky
PORTFOLIO MANAGER

Stephen C. Sexauer
PORTFOLIO MANAGER

July 2000


--------------------------------------------------------------------------------
                                                            Technology Portfolio
                                       95

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
--------------------------------------------------------------------------------
TECHNOLOGY PORTFOLIO
--------------------------------------------------------------------------------

                                                                       VALUE
        SHARES                                                          (000)
--------------------------------------------------------------------------------
   COMMON STOCKS (98.5%)
     CAPITAL EQUIPMENT (0.4%)
       ELECTRICAL & ELECTRONICS (0.3%)
         (a)6,250 Gilat Satellite Networks Ltd. .................  $      434
                                                                   -------------
       ELECTRONIC COMPONENTS, INSTRUMENTS (0.1%)
         (a)3,740 Taiwan Semiconductor Manufacturing Co., Ltd. ..         145
                                                                   -------------
       ENERGY EQUIPMENT & SERVICES (0.0%)
         (a)1,600 Capstone Turbine Corp. ........................          72
                                                                   -------------
     TOTAL CAPITAL EQUIPMENT ....................................         651
                                                                   -------------
     CAPITAL GOODS (0.6%)
       MANUFACTURING (DIVERSIFIED)(0.6%)
           19,150 Tyco International Ltd. .......................         907
                                                                   -------------
     CONSUMER DISCRETIONARY (2.6%)
       RADIO & TV BROADCASTERS (0.7%)
        (a)20,400 Pegasus Communications Corp. ..................       1,001
                                                                   -------------
       RADIO & TV BROADCASTING (0.6%)
        (a)27,100 TV Guide, Inc. ................................         928
                                                                   -------------
       RETAIL (0.6%)
        (a)22,950 PurchasePro.com, Inc. .........................         941
                                                                   -------------
       SERVICES: COMMERCIAL (0.7%)
        (a)16,700 The Corporate Executive Board Co. .............       1,000
                                                                   -------------
     TOTAL CONSUMER DISCRETIONARY ...............................       3,870
                                                                   -------------
     HEALTH CARE (4.3%)
       BIOTECHNOLOGY RESEARCH & PRODUCTION (2.4%)
         (a)9,350 Aclara Biosciences, Inc. ......................        476
        (a)16,300 Corixa Corp. ..................................        700
        (a)14,400 Exelixis, Inc. ................................        481
        (a)12,300 Gilead Sciences, Inc. .........................        875
         (a)8,700 MedImmune, Inc. ...............................        644
        (a)14,050 Tularik, Inc. .................................        414
                                                                   -------------
                                                                       3,590
                                                                   -------------
       MEDICAL & DENTAL INSTRUMENTS & SUPPLIES (0.5%)
        (a)37,350 BioSource International, Inc. .................        831
                                                                   -------------
       MISCELLANEOUS HEALTH CARE (1.4%)
        (a)14,750 CV Therapeutics, Inc. .........................      1,022
        (a)40,800 NPS Pharmaceuticals Inc. ......................      1,092
                                                                   -------------
                                                                       2,114
                                                                   -------------
     TOTAL HEALTH CARE ..........................................      6,535
                                                                   -------------
     INFORMATION TECHNOLOGY (7.3%)
       COMMUNICATIONS EQUIPMENT (4.2%)
        (a)61,600 Accord Networks Ltd. ..........................       570
           84,084 Nortel Networks Corp. .........................     5,739
         (a)2,500 Stratos Lightwave, Inc. .......................        69
                                                                   -------------
                                                                      6,378
                                                                   -------------
       ELECTRONIC EQUIPMENT & INSTRUMENTS (1.3%)
           18,400 PE Corp.-PE Biosystems Group ..................     1,212
        (a)12,000 PerkinElmer, Inc. .............................       794
                                                                   -------------
                                                                      2,006
                                                                   -------------
       INTERNET SOFTWARE & SERVICES (0.5%)
        (a)77,600 Genuity, Inc. .................................       711
                                                                   -------------
       SEMICONDUCTOR EQUIPMENT & PRODUCTS (1.3%)
         (a)6,650 Infineon Technologies AG ......................       527
        (a)24,700 Intersil Holding Corp. ........................     1,335
                                                                   -------------
                                                                      1,862
                                                                   -------------
     TOTAL INFORMATION TECHNOLOGY ...............................    10,957
                                                                   -------------
     TECHNOLOGY (81.8%)
       BIOTECHNOLOGY (1.0%)
         (a)5,200 Genentech, Inc. ...............................       895
         (a)5,600 Millennium Pharmaceuticals, Inc. ..............       626
                                                                   -------------
                                                                      1,521
                                                                   -------------
       COMMUNICATION EQUIPMENT (0.3%)
           22,200 Telefonaktiebolaget LM Ericsson AB ADR ........       444
                                                                   -------------
       COMMUNICATIONS EQUIPMENT (0.1%)
         (a)3,300 Exfo Electro-Optical Engineering, Inc. ........       145
                                                                   -------------
       COMMUNICATIONS TECHNOLOGY (3.8%)
         (a)4,900 China Mobile (Hong Kong) Ltd. ADR .............       871
            7,500 Corning, Inc. .................................     2,024
        (a)18,800 CTC Communications Group, Inc. ................       677
        (a)17,700 Pinnacle Holdings, Inc. .......................       956
        (a)23,800 SBA Communications Corp. ......................     1,236
                                                                   -------------
                                                                      5,764
                                                                   -------------
       COMPUTER SERVICES SOFTWARE & SYSTEMS (2.7%)
        (a)28,350 Mediaplex, Inc. ...............................       548
        (a)54,300 QLogic Corp. ..................................     3,587
                                                                   -------------
                                                                      4,135
                                                                   -------------
       COMPUTER TECHNOLOGY (1.0%)
         (a)9,150 Netegrity Inc. ................................       689
        (a)47,250 Vertel Corp. ..................................       827
                                                                   -------------
                                                                      1,516
                                                                   -------------
       COMPUTERS (SOFTWARE & SERVICES) (1.3%)
        (a)23,050 Oracle Corp. ..................................     1,937
                                                                   -------------
       DATA COMMUNICATIONS (22.2%)
           (a)200 Accelerated Networks Inc. .....................         8
        (a)19,800 Advanced Fibre Communications, Inc. ...........       897
        (a)38,600 American Tower Corp., Class A .................     1,609
         (a)8,100 CIENA Corp. ...................................     1,350
        (a)65,950 Cisco Systems, Inc. ...........................     4,192
         (a)8,100 Ditech Communications Corp. ...................       766
         (a)5,800 E-Tek Dynamics, Inc. ..........................     1,530
        (a)28,950 Efficient Networks, Inc. ......................     2,130
        (a)88,750 Harmonic Lightwaves, Inc. .....................     2,197
        (a)21,380 JDS Uniphase Corp. ............................     2,563
        (a)23,500 Metromedia Fiber Network, Inc., Class A .......       933
         (a)3,950 Next Level Communications, Inc. ...............       339
           30,850 Nokia Corp. ...................................     1,541
        (a)49,050 Powerwave Technologies, Inc. ..................     2,158
        (a)18,350 Proxim, Inc. ..................................     1,816
        (a)11,950 RF Micro Devices, Inc. ........................     1,047
           21,050 Scientific-Atlanta, Inc. ......................     1,568
         (a)6,400 Sycamore Networks, Inc. .......................       706
        (a)10,700 Terayon Communication Systems, Inc. ...........       687
        (a)61,950 Transwitch Corp. ..............................     4,782
           16,400 Vodafone AirTouch plc ADR .....................       680
                                                                   -------------
                                                                     33,499
                                                                   -------------


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
Technology Portfolio
                                       96

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
--------------------------------------------------------------------------------
TECHNOLOGY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                       VALUE
        SHARES                                                          (000)
--------------------------------------------------------------------------------
     TECHNOLOGY (CONT.)
       DATA STORAGE & PROCESSING (2.7%)
        (a)38,150 SanDisk Corp. ...............................    $  2,334
         (a)4,100 StorageNetworks, Inc. .......................         370
        (a)12,600 VERITAS Software Corp. ......................       1,424
                                                                   -------------
                                                                      4,128
                                                                   -------------
       ELECTRONIC EQUIPMENT (6.6%)
         (a)5,900 Foundry Networks, Inc. ......................         649
        (a)11,000 Gemstar Internal Group Ltd. .................         676
         (a)9,400 Juniper Networks, Inc. ......................       1,369
        (a)27,950 LSI Logic Corp. .............................       1,513
        (a)32,600 Micrel, Inc. ................................       1,416
        (a)17,800 Microchip Technology, Inc. ..................       1,037
           (a)700 ONI Systems Corp. ...........................          82
         (a)8,500 SDL, Inc. ...................................       2,424
         (a)6,500 Waters Corp. ................................         811
                                                                   -------------
                                                                      9,977
                                                                   -------------
       ELECTRONICS (0.4%)
        (a)19,350 DDI Corp. ...................................         551
                                                                   -------------
       ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS (1.4%)
        (a)29,950 ASM International N.V. ......................         794
        (a)10,150 Bookham Technology plc ......................         601
        (a)17,300 hi/fn, Inc. .................................         768
                                                                   -------------
                                                                      2,163
                                                                   -------------
       MICRO COMPUTER MFG. (1.1%)
        (a)17,800 Sun Microsystems, Inc. ......................       1,619
                                                                   -------------
       SEMICONDUCTOR CAPITAL EQUIPMENT MFG. (2.9%)
        (a)12,500 Applied Materials, Inc. .....................       1,133
        (a)31,300 KLA-Tencor Corp. ............................       1,833
        (a)24,900 Novellus Systems, Inc. ......................       1,408
                                                                   -------------
                                                                      4,374
                                                                   -------------
       SEMICONDUCTOR MFG. (14.9%)
        (a)30,150 Advanced Micro Devices, Inc. ................       2,329
        (a)10,200 Altera Corp. ................................       1,040
        (a)23,550 Analog Devices, Inc. ........................       1,790
        (a)53,450 ASM Lithography Holding N.V. ................       2,358
        (a)16,700 Atmel Corp. .................................         616
         (a)5,350 Broadcom Corp., Class A .....................       1,171
         (a)2,550 Chartered Semiconductor Manufacturing Ltd. ..         229
        (a)29,400 Cypress Semiconductor Corp. .................       1,242
           25,550 Intel Corp. .................................       3,416
        (a)37,100 Lam Research Corp. ..........................       1,391
           15,800 Linear Technology Corp. .....................       1,010
        (a)32,800 Maxim Integrated Products, Inc. .............       2,228
           20,436 Motorola, Inc. ..............................         594
        (a)10,900 National Semiconductor Corp. ................         619
         (a)8,250 PMC-Sierra, Inc. ............................       1,466
           15,400 Texas Instruments, Inc. .....................       1,058
                                                                   -------------
                                                                     22,557
                                                                   -------------

       SOFTWARE PRODUCTS (11.9%)
         (a)1,450 Akamai Technologies, Inc. ...................         172
        (a)10,600 Ariba Inc. ..................................       1,039
        (a)16,200 BEA Systems, Inc. ...........................         801
        (a)12,250 Cacheflow, Inc. .............................         754
         (a)3,350 Digital Island, Inc. ........................         163
        (a)19,550 Documentum, Inc. ............................       1,747
         (a)1,750 eSPEED, Inc. Class A ........................          76
         (a)3,050 I2 Technologies, Inc. .......................         318
        (a)15,450 Informatica Corp. ...........................       1,266
         (a)7,650 Inktomi Corp. ...............................         905
         (a)9,450 Mercury Interactive Corp. ...................         914
         (a)4,900 Micromuse, Inc. .............................         811
        (a)27,800 Portal Software, Inc. .......................       1,776
         (a)2,100 Precise Software Solutions Ltd. .............          50
        (a)23,900 PSInet, Inc. ................................         601
         (a)8,300 Rational Software Corp. .....................         771
        (a)23,400 Red Hat, Inc. ...............................         633
       (a)141,200 SAGA Systems, Inc. ..........................       1,756
         (a)9,200 TIBCO Software, Inc. ........................         987
        (a)18,100 Vignette Corp. ..............................         942
        (a)13,800 Virage, Inc. ................................         249
         (a)8,550 YAHOO!, Inc. ................................       1,059
        (a)34,600 Zi Corporation ..............................         192
                                                                   -------------
                                                                     17,982
                                                                   -------------
       TEST, ANALYSIS & INSTRUMENTATION EQUIPMENT (1.0%)
         (a)7,300 Credence Systems Corp. ......................         403
        (a)14,933 Veeco Instruments, Inc. .....................       1,094
                                                                   -------------
                                                                      1,497
                                                                   -------------
       OTHER (6.5%)
        (a)30,300 Asyst Technologies, Inc. ....................       1,038
         (a)5,900 Brocade Communications Systems, Inc. ........       1,083
        (a)18,450 Extreme Networks, Inc. ......................       1,946
        (a)12,950 Redback Networks, Inc. ......................       2,305
        (a)19,643 VeriSign, Inc. ..............................       3,467
                                                                   -------------
                                                                      9,839
                                                                   -------------
     TOTAL TECHNOLOGY .........................................     123,648
                                                                   -------------
     UTILITIES (1.5%)
       UTILITIES: TELECOMMUNICATIONS (1.5%)
        (a)51,100 NET2000 Communications, Inc. ................         837
        (a)38,078 NEXTLINK Communications, Inc. ...............       1,444
                                                                   -------------
     TOTAL UTILITIES ..........................................       2,281
                                                                   -------------
   TOTAL COMMON STOCKS (Cost $119,933) ........................     148,849
                                                                   -------------
   PREFERRED STOCKS (0.9%)
     TECHNOLOGY (0.9%)
       SOFTWARE SERVICES (0.9%)
       (a)268,000 BrandEra.com, Inc. (Cost $804) ..............       1,340
                                                                   -------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                            Technology Portfolio
                                       97

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
--------------------------------------------------------------------------------
TECHNOLOGY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

  FACE
 AMOUNT                                                                AMOUNT
  (000)                                                                (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (1.3%)
REPURCHASE AGREEMENT (1.3%)
$  2,100        Chase Securities, Inc., 6.15%, dated
                  6/30/00, due 7/03/00, to be repurchased
                  at $2,101, collateralized by U.S.
                  Treasury Notes, 4.75%, due 11/15/08,
                  valued at $2,145 (Cost $2,100) ..............    $    2,100
                                                                   -------------
TOTAL INVESTMENTS (100.7%) (Cost $122,837) ....................       152,289
                                                                   -------------
OTHER ASSETS (0.7%)
  Receivable for Investments Sold ...........     $    964
  Receivable for Portfolio Shares Sold ......           55
  Dividends Receivable ......................            6
  Other Assets ..............................           21              1,046
                                                  -------------
LIABILITIES (-1.4%)
  Payable for Investments Purchased .........       (1,785)
  Investment Advisory Fees Payable ..........         (292)
  Administrative Fees Payable ...............          (19)
  Payable for Portfolio Shares Redeemed .....          (18)
  Custodian Fees Payable ....................          (10)
  Directors' Fees and Expenses Payable ......           (6)
  Distribution Fees Payable .................           (5)
  Other Liabilities .........................          (29)            (2,164)
                                                 -------------     -------------
NET ASSETS (100%) ............................................     $  151,171
                                                                   =============
NET ASSETS CONSIST OF:
Paid in Capital ...............................................    $   94,991
Accumulated Net Investment Loss ...............................          (671)
Undistributed Net Realized Gain ...............................        27,399
Unrealized Appreciation on Investments ........................        29,452
                                                                   -------------
NET ASSETS ....................................................    $  151,171
                                                                   =============


                                                                       AMOUNT
                                                                       (000)
--------------------------------------------------------------------------------
CLASS A:
NET ASSETS ....................................................    $  141,303
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 3,070,694 outstanding $0.001 par value
  shares (authorized 500,000,000 shares) ......................    $    46.02
                                                                   =============

CLASS B:
NET ASSETS ....................................................    $    9,868
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 215,919 outstanding $0.001 par value
  shares (authorized 500,000,000 shares) ......................    $    45.70
                                                                   =============
--------------------------------------------------------------------------------

(a) -- Non-income producing
ADR -- American Depositary Receipt


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
Technology Portfolio
                                       98

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
------------------------------------------------------------------------------
INVESTMENT OVERVIEW
------------------------------------------------------------------------------
U.S. EQUITY PLUS PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 2000)
-----------------------------------------------------

Utilities                      (2.7%)
Telecommunication Services     (6.4%)
Technology                     (0.4%)
Materials                      (1.5%)
Information Technology        (32.2%)
Industrials                    (8.3%)
Consumer Cyclicals             (0.7%)
Consumer Discretionary        (10.5%)
Consumer Staples               (6.6%)
Energy                         (5.5%)
Financials                    (12.5%)
Health Care                   (12.7%)


PERFORMANCE COMPARED TO THE S&P 500 INDEX(1)
--------------------------------------------

                        TOTAL RETURNS(2)
                        ------------------------------------
                                     ONE    AVERAGE ANNUAL
                           YTD       YEAR   SINCE INCEPTION
                        ---------- -------  ----------------
PORTFOLIO -- CLASS A     -2.19%      5.10%     14.44%
PORTFOLIO -- CLASS B     -2.27       4.85      14.22
INDEX                    -0.42       7.25      17.18

1. The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalization of $1 billion or more. These 500 companies represent approximately 100 industries chosen mainly for market size, liquidity and industry group representation.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------

The U.S. Equity Plus Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers in the S&P 500 Index (the "Index"). Equity securities include common and preferred stocks, convertible securities, and rights and warrants to purchase common stocks.

The Portfolio investment process utilizes systematic quantitative and qualitative inputs. The quantitative inputs include several proprietary valuation and momentum models, as well as a market conditions model. The qualitative inputs include stock ratings from Morgan Stanley Dean Witter's Equity Research analysts. These inputs are combined in a systematic way to produce an attractiveness measure for every stock in the Portfolio investment universe. The Portfolio is designed to have consistently higher returns than the Index with a volatility of portfolio return that is similar to that of the Index. This is sought by using a multi-factor risk model for building the Portfolio and by maintaining sector neutrality with respect to the Index. The active exposure to any single company is also kept to a modest level.

For the six months ended June 30, 2000, the Portfolio had a total return of -2.19% for the Class A shares and -2.27% for the Class B shares compared to -0.42% for the Index. For the one year ended June 30, 2000, the Portfolio had a total return of 5.10% for the Class A shares and 4.85% for the Class B shares compared to 7.25% for the Index. For the period from inception on July 31, 1997 through June 30, 2000, the Portfolio had an average annual total return of 14.44% for the Class A shares and 14.22% for Class B shares compared to 17.18% for the Index.

The Portfolio is sector neutral to the Index, so sector weights had no impact on incremental performance. The performance of a sector in the Portfolio is completely driven by stock selection (and relative weights) within the sector. Based on stock selection, our best performing sectors were health care, communications and utilities. Our worst performing sectors were aerospace & defense, consumer services and telephones.

Virtually all of the differential performance between the Portfolio and the Index came from active stock selection. The five largest contributions to our performance relative to the Index came from the following stocks: 1) Sysco, a food services company, rose propelled by strong sales and continued earnings surprises. 2) Sears Roebuck & Co. turned in a strong performance as cost cutting boosted sales and earnings beat forecasts. 3) Times Mirror almost doubled as Tribune announced it was acquiring the company. 4) Scientific-Atlanta at one point outperformed

--------------------------------------------------------------------------------
THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS
FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A
RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE
CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

--------------------------------------------------------------------------------
                                                      U.S. Equity Plus Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
------------------------------------------------------------------------------
INVESTMENT OVERVIEW
------------------------------------------------------------------------------
U.S. EQUITY PLUS PORTFOLIO (CONT.)

the Index by almost 125% as it promised an extremely aggressive growth in the near future. 5) Enron rallied as it reported the fourth quarter of 1999 earnings up by more than 50%.


On the other side, the five most negative contributions to our performance relative to the Index came from the following stocks: 1) Bristol-Myers Squibb tumbled due to delays in FDA's approval of Vanlev, a drug that regulates blood pressure. 2) Chase Manhattan declined due to Federal Reserve's continuing to raise interest rates. 3) Procter and Gamble tumbled by almost 50% after the company said its forecasts for profit growth were too optimistic and earnings instead will fall. 4) Walmart slid as the company executives warned that sales gains from 1999 will be difficult to match this year. 5) Johnson and Johnson fell as the healthcare industry underperformed the broader market.

For most of this year it has been a tale of two markets. The Index has oscillated around 1435 level and ended up flat with a return of only -0.42%. Nasdaq, on the other hand exhibited a tremendous volatility which reached almost 60% in the first half on an annualized basis and beat the 44% seen in second half 1987. It was all for naught however as Nasdaq ended only down -2.46% for the year-to-date. Looking at leading economic indicators we see that the Index has not risen since March and decelerated from 2.2% year-over-year growth last summer to its current 1.2% year-over-year. This, in combination with rising oil prices, points to a slowdown in the economy. And even though growth seems to be moderating, inflationary pressures may remain until the U.S. economy is slowed to below its trend growth path.

A combination of these factors will be crucial in determining whether a "soft landing" for the economy is possible. We believe that U.S. stock market will move away from an environment dominated by sector tilts and price momentum (the evidence of the latter has shown itself in the last two quarters). That would signal the return of "relative value" and stock selection as major performance drivers, which should bode well for the Portfolio.

Narayan Ramachandran
PORTFOLIO MANAGER

July 2000


--------------------------------------------------------------------------------
U.S.Equity Plus Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
---------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
---------------------------------------------------------------------------
U.S. EQUITY PLUS PORTFOLIO
---------------------------------------------------------------------------

                                                                 VALUE
  SHARES                                                         (000)
---------------------------------------------------------------------------
COMMON STOCKS (100.0%)
  CONSUMER CYCLICALS (0.7%)
   PUBLISHING (NEWSPAPERS) (0.3%)
            1,200   Knight-Ridder Inc. ......................  $  64
                                                               -------
   RETAIL (GENERAL MERCHANDISE) (0.4%)
            2,400   Sears, Roebuck & Co. ....................     78
                                                               -------
 TOTAL CONSUMER CYCLICALS ...................................    142
 CONSUMER DISCRETIONARY (10.5%)                                -------
   AUTO COMPONENTS (0.1%)
              400   Delphi Automotive Systems Corp. .........      6
           (a)511   Visteon Corp. ...........................      6
                                                               -------
                                                                  12
                                                               -------
   AUTOMOBILES (0.8%)
            3,900   Ford Motor Co. ..........................    168
                                                               -------
   HOTELS RESTAURANTS & LEISURE (0.5%)
              700   Darden Restaurants, Inc. ................     11
            2,200   Hilton Hotels Corp. .....................     21
            1,000   McDonald's Corp. ........................     33
           (a)500   Starbucks Corp. .........................     19
           (a)800   Tricon Global Restaurants, Inc. .........     23
                                                               -------
                                                                 107
                                                               -------
   HOUSEHOLD DURABLES (0.5%)
              600   American Greetings Corp., Class A .......     11
            1,700   Fortune Brands, Inc. ....................     39
              800   Kaufman & Broad Home Corp. ..............     16
              300   Pulte Corp. .............................      7
              300   Springs Industries,  Inc.,  Class A .....     10
              700   Tupperware Corp. ........................     15
                                                               -------
                                                                  98
                                                               -------
   LEISURE EQUIPMENT & PRODUCTS (0.0%)
              400   Brunswick Corp. .........................      7
                                                               -------
   MEDIA (3.1%)
           (a)900   Comcast Corp., Class A ..................     36
              600   Dow Jones & Co., Inc. ...................     44
              400   Gannett Co., Inc. .......................     24
           (a)800   MediaOne Group, Inc. ....................     53
            1,800   The Walt Disney Co. .....................     70
            2,600   Time Warner, Inc. .......................    198
            1,000   Tribune Co. .............................     35
         (a)2,600   Viacom, Inc., Class B ...................    177
                                                               -------
                                                                 637
                                                               -------
   MULTILINE RETAIL (3.4%)
         (a)1,600   Federated Department Stores, Inc. .......     54
           (a)800   Kohl's Corp. ............................     44
            1,700   Target Corp. ............................     99
            8,700   Wal-Mart Stores, Inc. ...................    501
                                                               -------
                                                                 698
                                                               -------
   SPECIALTY RETAIL (1.9%)
           (a)500   Bed,  Bath & Beyond, Inc. ...............     18
           (a)400   Best Buy Co., Inc. ......................     25
              100   Circuit City Stores-Circuit City Group ..      3
            4,650   Home Depot, Inc. ........................    232
            1,000   Lowe's Cos., Inc. .......................     41
            3,300   The Limited,  Inc. ......................     72
                                                               -------
                                                                 391
                                                               -------
   TEXTILES & APPAREL (0.2%)
              500   Nike, Inc., Class B .....................     20
              100   Russell Corp. ...........................      2
              500   VF Corp. ................................     12
                                                               -------
                                                                  34
                                                               -------
 TOTAL CONSUMER DISCRETIONARY ...............................   2,152
                                                               -------
 CONSUMER STAPLES (6.6%)
   BEVERAGES (2.9%)
            2,500   Anheuser Busch Cos., Inc. ...............    187
            4,300   Coca Cola Co. ...........................    247
              400   Coors (Adolph), Inc., Class B ...........     24
            3,100   PepsiCo, Inc. ...........................    138
                                                               -------
                                                                 596
                                                               -------
   DISTRIBUTORS (FOOD & HEALTH) (0.1%)
            1,000   SUPERVALU, Inc. .........................     19
                                                               -------
   FOOD & DRUG RETAILING (0.7%)
            3,400   SYSCO Corp. .............................    143
                                                               -------
   FOOD PRODUCTS (1.2%)
            2,100   Bestfoods ...............................    145
              500   Heinz (H.J.) Co. ........................     22
              900   Quaker Oats Co. .........................     68
              800   Sara Lee Corp. ..........................     15
                                                               -------
                                                                 250
                                                               -------
   HOUSEHOLD PRODUCTS (0.7%)
              800   Colgate-Palmolive Co. ...................     48
              500   Fort James Corp. ........................     12
              600   Kimberly-Clark Corp. ....................     34
              700   Procter & Gamble Co. ....................     40
                                                               -------
                                                                 134
                                                               -------
   TOBACCO (1.0%)
            7,000   Philip Morris Cos., Inc. ................    186
            1,000   UST,  Inc. ..............................     15
                                                               -------
                                                                 201
                                                               -------
 TOTAL CONSUMER STAPLES .....................................  1,343
                                                               -------
 ENERGY (5.5%)
   ENERGY EQUIPMENT & SERVICES (0.3%)
            1,000   Baker Hughes, Inc. ......................     32
              800   Halliburton Co. .........................     38
                                                               -------
                                                                  70
                                                               -------
   OIL & GAS (5.2%)
              600   Amerada Hess Corp. ......................     37
            1,100   Apache Corp. ............................     65
            1,300   Chevron Corp. ...........................    110
            6,728   Exxon Mobile Corp. ......................    528
              300   Kerr McGee Corp. ........................     18
            3,800   Royal Dutch Petroleum Co. ...............    234
              800   Sunoco, Inc. ............................     24
              900   Tosco Corp. .............................     25


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------
                                                U.S. Equity Plus Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
---------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
---------------------------------------------------------------------------
U.S. EQUITY PLUS PORTFOLIO (CONT.)
---------------------------------------------------------------------------

                                                                 VALUE
  SHARES                                                         (000)
---------------------------------------------------------------------------
  ENERGY (CONT.)
   OIL & GAS (CONT.)
            1,000   USX-Marathon Group .....................  $   25
                                                              -------
                                                               1,066
                                                              -------
  TOTAL ENERGY .............................................   1,136
                                                              -------
FINANCIALS (12.5%)
   BANKS (4.3%)
            2,300   AmSouth Bancorp. .......................      36
            1,300   Bank of New York Co., Inc. .............      60
              900   Bank One Corp. .........................      24
            2,100   BankAmerica Corp. ......................      90
            1,450   Chase Manhattan Corp. ..................      67
            3,000   Comerica, Inc. .........................     135
            2,700   Firstar Corp. ..........................      57
            5,500   Fleet Boston Financial Corp. ...........     187
            1,100   Golden West Financial Corp. ............      45
              600   Mellon Bank Corp. ......................      22
              400   Morgan (J.P.) & Co., Inc. ..............      44
            2,600   Washington Mutual, Inc. ................      75
            1,200   Wells Fargo Co. ........................      47
                                                              -------
                                                                 889
                                                              -------
   DIVERSIFIED FINANCIALS (5.8%)
            2,100   American Express Co. ...................     109
            1,410   Bear Stearns Cos., Inc. ................      59
            1,200   Charles Schwab Corp. ...................      40
            6,299   Citigroup, Inc. ........................     380
            2,100   Federal Home Loan Mortgage Corp. .......      85
            2,700   Federal National Mortgage Association ..     141
            1,900   Household International, Inc. ..........      79
              500   Lehman Brothers Holdings, Inc. .........      47
            1,600   MBNA Corp. .............................      43
              800   Merrill Lynch & Co. ....................      92
              500   Paine Webber Group, Inc. ...............      23
              400   Providian Financial Corp. ..............      36
              500   State Street Corp. .....................      53
                                                              -------
                                                               1,187
                                                              -------
   INSURANCE (2.4%)
            3,000   American International Group, Inc. .....     353
            6,500   Conseco, Inc. ..........................      63
              800   Lincoln National Corp. .................      29
              900   Hartford Financial Services Group, Inc.       50
              200   MGIC Investment Corp. ..................       9
                                                              -------
                                                                 504
                                                              -------
  TOTAL FINANCIALS .........................................   2,580
                                                              -------
  HEALTH CARE (12.7%)
   BIOTECHNOLOGY (0.6%)
            1,900   Amgen, Inc. ............................     133
                                                              -------
   HEALTH CARE EQUIPMENT & SUPPLIES (1.2%)
              800   Allergan, Inc. .........................      60
              200   Baxter International, Inc. .............      14
            1,100   Becton Dickinson & Co. .................      31
              700   Mallinckrodt, Inc. .....................      30
            1,700   Medtronic, Inc. ........................      85
              300   PE Corp.-PE Biosystems Group ...........      20
                                                              -------
                                                                 240
                                                              -------
   HEALTH CARE PROVIDERS & SERVICES (1.5%)
              600   Aetna, Inc. ............................      38
              500   Bard (C.R.), Inc. ......................      24
              500   Cardinal Health, Inc. ..................      37
            1,600   CIGNA Corp. ............................     150
              800   Tenet Healthcare Corp. .................      22
           (a)400   UnitedHealth Group Inc. ................      34
           (a)100   Wellpoint Health Networks, Inc. ........       7
                                                              -------
                                                                 312
                                                              -------
   PHARMACEUTICALS (9.4%)
              300   American Home Products Corp. ...........      18
            3,800   Bristol-Myers Squibb Co. ...............     222
            1,700   Eli Lilly & Co. ........................     170
            3,100   Johnson & Johnson ......................     316
            4,400   Merck & Co., Inc. ......................     337
           12,250   Pfizer, Inc. ...........................     588
            2,152   Pharmacia Corp. ........................     111
            2,600   Schering-Plough Corp. ..................     131
           (a)600   Watson Pharmaceuticals, Inc. ...........      32
                                                              -------
                                                               1,925
                                                              -------
  TOTAL HEALTH CARE ........................................   2,610
                                                              -------
  INDUSTRIALS (8.3%)
   AEROSPACE & DEFENSE (0.8%)
              400   General Dynamics Corp. .................      21
            2,100   Honeywell International, Inc. ..........      71
              900   Lockheed Martin Corp. ..................      22
              800   Northrop Grumman Corp. .................      53
                                                              -------
                                                                 167
                                                              -------
   AIR FREIGHT & COURIERS (0.1%)
           (a)800   FedEx Corporation ......................      30
                                                              -------
   AIRLINES (0.2%)
         (a)1,300   AMR Corp. ..............................      35
              300   Delta Air Lines, Inc. ..................      15
                                                              -------
                                                                  50
                                                              -------
   COMMERCIAL SERVICES & SUPPLIES (0.8%)
            1,200   Automatic Data Processing, Inc. ........      64
              300   Avery Dennison Corp. ...................      20
              200   Deluxe Corp. ...........................       5
            1,300   Donnelley (R.R.) & Sons Co. ............      29
              800   First Data Corp. .......................      40
                                                              -------
                                                                 158
                                                              -------
   CONSTRUCTION & ENGINEERING (0.0%)
              300   Armstrong Holdings Inc. ................       5
                                                              -------
   ELECTRICAL EQUIPMENT (0.5%)
              600   Cooper Industries, Inc. ................      20
            1,000   Emerson Electric Co. ...................      60
             (a)1   Energizer Holdings Inc. ................      --
            1,000   Rockwell International Corp. ...........      31
                                                              -------
                                                                 111
                                                              -------


    The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------
U.S. Equity Plus Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
---------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
---------------------------------------------------------------------------
U.S. EQUITY PLUS PORTFOLIO (CONT.)
---------------------------------------------------------------------------

                                                                 VALUE
  SHARES                                                         (000)
---------------------------------------------------------------------------

  INDUSTRIALS  (CONT.)
   INDUSTRIAL CONGLOMERATES (4.8%)
           15,100   General Electric Co. ...................  $  800
            1,000   ITT Industries, Inc. ...................      30
              100   Textron, Inc. ..........................       6
            2,900   Tyco International Ltd. ................     138
                                                              -------
                                                                 974
                                                              -------
   MACHINERY (0.8%)
              300   Briggs & Stratton Corp. ................      10
            1,200   Deere & Co. ............................      45
              900   Dover Corp. ............................      37
              500   Ingersoll-Rand Co. .....................      20
              300   Milacron, Inc. .........................       4
              400   PACCAR, Inc. ...........................      16
              800   Parker-Hannifin Corp. ..................      27
                                                              -------
                                                                 159
                                                              -------
   ROAD & RAIL (0.3%)
              400   Kansas City Southern Industries, Inc. ..      35
              400   Ryder System, Inc. .....................       8
              400   Union Pacific Corp. ....................      15
                                                              -------
                                                                  58
                                                              -------
  TOTAL INDUSTRIALS ........................................   1,712
                                                              -------
  INFORMATION TECHNOLOGY (32.2%)
   COMMUNICATIONS EQUIPMENT (10.2%)
           (a)700   3Com Corp. .............................      40
           (a)900   ADC Telecommunications, Inc. ...........      76
        (a)11,800   Cisco Systems, Inc. ....................     750
           (a)400   Converse Technology, Inc. ..............      37
              700   Corning, Inc. ..........................     189
            5,000   Lucent Technologies, Inc. ..............     296
            3,500   Motorola, Inc. .........................     102
           (a)900   Network Appliance, Inc.  ...............      72
            5,200   Nortel Networks Corporation ............     355
         (a)1,300   Qualcomm, Inc. .........................      78
              500   Scientific-Atlanta, Inc. ...............      37
           (a)800   Tellabs, Inc. ..........................      55
                                                              -------
                                                               2,087
                                                              -------
   COMPUTERS & PERIPHERALS (6.7%)
           (a)400   Apple Computer, Inc. ...................      21
            1,600   Compaq Computer Corp. ..................      41
         (a)4,800   Dell Computer Corp. ....................     237
         (a)3,700   EMC Corp. ..............................     284
            1,700   Hewlett Packard Co. ....................     212
            2,800   International Business Machines Corp. ..     307
         (a)3,000   Sun Microsystems, Inc. .................     273
                                                              -------
                                                               1,375
                                                              -------
   ELECTRONIC EQUIPMENT & INSTRUMENTS (0.4%)
              400   Millipore, Corp. .......................      30
              200   PerkinElmer Inc. .......................      13
           (a)700   Solectron Corp. ........................      29
              700   Thomas & Betts Corp. ...................      14
                                                              -------
                                                                  86
                                                              -------
   INTERNET SOFTWARE & SERVICES (1.6%)
         (a)4,000   America Online, Inc. ...................     211
           (a)900   YAHOO!, Inc. ...........................     111
                                                              -------
                                                                 322
                                                              -------
   IT CONSULTING & SERVICES (0.2%)
              900   Electronic Data Systems Corp. ..........      37
           (a)300   Unisys Corp. ...........................       5
                                                              -------
                                                                  42
                                                              -------
   OFFICE ELECTRONICS (0.1%)
              700   Xerox Corp. ............................      15
                                                              -------
   SEMICONDUCTOR EQUIPMENT & PRODUCTS (7.0%)
           (a)400   Advanced Micro Devices, Inc. ...........      31
           (a)500   Altera Corp. ...........................      51
         (a)1,200   Analog Devices, Inc. ...................      91
         (a)1,600   Applied Materials, Inc. ................     145
            5,600   Intel Corp. ............................     749
           (a)300   LSI Logic Corp. ........................      16
         (a)1,000   Micron Technology, Inc. ................      88
           (a)300   Teradyne, Inc. .........................      22
            3,100   Texas Instruments, Inc. ................     213
           (a)500   Xilinx, Inc. ...........................      41
                                                              -------
                                                               1,447
                                                              -------
   SOFTWARE (6.0%)
              200   Adobe Systems, Inc. ....................      26
              800   Computer Associates International, Inc.       41
         (a)8,800   Microsoft Corp. ........................     704
         (a)4,900   Oracle Corp. ...........................     412
           (a)300   Siebel Systems, Inc. ...................      49
                                                              -------
                                                               1,232
                                                              -------
  TOTAL INFORMATION TECHNOLOGY .............................   6,606
                                                              -------
  MATERIALS (1.5%)
   CHEMICALS (0.6%)
              900   Dow Chemical Co. .......................      27
            1,000   E.I. du Pont de Nemours & Co. ..........      44
              100   Engelhard Corp. ........................       2
           (a)600   FMC Corp. ..............................      35
              300   Praxair, Inc. ..........................      11
                                                              -------
                                                                 119
                                                              -------
   CONSTRUCTION MATERIALS (0.1%)
              300   Vulcan Materials Co. ...................      13
                                                              -------
   CONTAINERS & PACKAGING (0.0%)
              500   Crown Cork & Seal Co., Inc. ............       7
                                                              -------
   METALS & MINING (0.5%)
            2,300   Alcoa, Inc. ............................      67
           (a)500   Inco Ltd. ..............................       8
            1,100   USX - U.S. Steel Group, Inc. ...........      20
                                                              -------
                                                                  95
                                                              -------
   PAPER & FOREST PRODUCTS (0.3%)
            2,100   Westvaco Corp. .........................      52
              600   Willamette Industries, Inc. ............      16
                                                              -------
                                                                  68
                                                              -------
 TOTAL MATERIALS ...........................................     302
                                                              -------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------
                                                U.S. Equity Plus Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
---------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
---------------------------------------------------------------------------
U.S. EQUITY PLUS PORTFOLIO (CONT.)
---------------------------------------------------------------------------

                                                                VALUE
 SHARES                                                         (000)
---------------------------------------------------------------------------
  TECHNOLOGY (0.4%)
   DATA STORAGE & PROCESSING (0.4%)
           (a)800   VERITAS Software Corp. .................  $   90
                                                              -------
  TELECOMMUNICATION SERVICES (6.4%)
   DIVERSIFIED TELECOMMUNICATION SERVICES (5.5%)
            3,599   AT&T Corp. .............................     114
            3,600   Bell Atlantic Corp. ....................     183
            3,000   Bellsouth Corp. ........................     128
            1,000   CenturyTel, Inc. .......................      29
            1,700   GTE Corp. ..............................     106
            5,526   SBC Communications, Inc. ...............     239
         (a)1,900   Sprint Corp. ...........................      97
         (a)5,050   Worldcom Inc. ..........................     231
                                                              -------
                                                               1,127
                                                              -------
   WIRELESS TELECOMMUNICATION SERVICES (0.9%)
         (a)1,520   Nextel Communications, Inc., Class A ...      93
            1,700   Sprint Corp. (PCS Group) ...............     101
                                                              -------
                                                                 194
                                                              -------
 TOTAL TELECOMMUNICATION SERVICES ..........................   1,321
                                                              -------
 UTILITIES (2.7%)
   ELECTRIC UTILITIES (1.9%)
           (a)800   AES Corp. ..............................      36
            2,200   PG&E Corp. .............................      54
            1,900   PPL Corp. ..............................      42
            2,800   Public Service Enterprise Group, Inc. ..      97
            2,700   Reliant Energy Inc. ....................      80
              700   TXU Corp. ..............................      21
            1,400   Unicom Corp. ...........................      54
                                                              -------
                                                                 384
                                                              -------
   GAS UTILITIES (0.3%)
            1,200   Oneok, Inc. ............................      31
            1,200   Sempra Energy ..........................      20
                                                              -------
                                                                  51
                                                              -------
   MULTI - UTILITIES (0.5%)
            1,700   Enron Corp. ............................     110
                                                              -------
 TOTAL UTILITIES ...........................................     545
                                                              -------
TOTAL INVESTMENTS (100.0%) (Cost $18,498) ..................  20,539
                                                              -------

                                                               AMOUNT
                                                               (000)
                                                              -------
OTHER ASSETS (0.4%)
  Receivable for Shares Sold ..................  $ 71
  Dividends Receivable ........................    19
  Receivable from Investment Advisor ..........     1
  Other Assets ................................     1        $    92
                                                 -----

LIABILITIES (-0.4%)
  Overdraft Payable ...........................   (39)
  Custodian Fees Payable ......................    (9)
  Administrative Fees Payable .................    (4)
  Director's Fees and Expenses Payable ........    (2)
  Distribution Fees Payable ...................    (2)
  Payable for Portfolio Shares Redeemed .......    (1)
  Other Liabilities ...........................   (35)           (92)
                                                 -----        -------
NET ASSETS (100%) .......................................  $  20,539
                                                           ==========
NET ASSETS CONSIST OF:
Paid in Capital .........................................  $  18,318
Undistributed Net Investment Income .....................         33
Undistributed Net Realized Gain .........................        146
Unrealized Appreciation on Investments ..................      2,042
                                                           ----------
NET ASSETS ..............................................  $  20,539
                                                           ==========
CLASS A:
--------
NET ASSETS ..............................................  $  19,457
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 1,611,369 outstanding $0.001 par
  value shares (authorized 500,000,000 shares) ..........  $   12.07
                                                           ==========
CLASS B:
-------
NET ASSETS ..............................................  $   1,082
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 89,791 outstanding $0.001 par value
  shares (authorized 500,000,000 shares) ................  $   12.05
                                                           ==========
---------------------------------------------------------------------
(a) -- Non-income producing



The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
U.S. Equity Plus Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
INVESTMENT OVERVIEW
-------------------------------------------------------------------------------
U.S. REAL ESTATE PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 2000)
--------------------------------------------

Mixed                                  (2.3%)
Diversified                            (8.8%)
Health Care                            (0.3%)
Industrial                             (4.2%)
Lodging/Resorts                        (7.1%)
Office                                (31.2%)
Residential Apartments                (19.2%)
Residential Manufactured Homes         (4.7%)
Retail Regional Malls                  (7.5%)
Retail Strip Centers                   (5.1%)
Self Storage                           (5.1%)
Other                                  (4.5%)


PERFORMANCE COMPARED TO THE NATIONAL
ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS
(NAREIT) EQUITY INDEX(1)
-------------------------------------------

                                TOTAL RETURNS(2)
                      -----------------------------------
                                        AVERAGE   AVERAGE
                                         ANNUAL    ANNUAL
                                ONE       FIVE     SINCE
                        YTD     YEAR     YEARS   INCEPTION
                       -----   ------   -------  ---------
PORTFOLIO -- CLASS A    14.66%   3.61%    14.55%    15.24%
PORTFOLIO -- CLASS B    14.56    3.36       N/A     12.99
INDEX -- CLASS A        13.19    3.03      9.58     10.02
INDEX -- CLASS B        13.19    3.03       N/A      8.61

1. The NAREIT Equity Index is an unmanaged market weighted index of tax qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System, including dividends.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.




The U.S. Real Estate Portfolio seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs") and real estate operating companies.

For the six months ended June 30, 2000, the Portfolio had a total return of 14.66% for the Class A shares and 14.56% for the Class B shares compared to 13.19% for the National Association of Real Estate Investment Trusts (NAREIT) Equity Index (the "Index"). For the one year ended June 30, 2000, the Portfolio had a total return of 3.61% for the Class A shares and 3.36% for the Class B shares compared to 3.03% for the Index. For the five-year period ended June 30, 2000, the Portfolio had a total return of 14.55% for the Class A shares compared to 9.58% for the Index. For the period from inception on February 24, 1995 through June 30, 2000, the average annual total return for the Class A shares was 15.24% compared to 10.02% for the Index. For the period from inception on January 2, 1996 through June 30, 2000, the average annual total return for the Class B shares was 12.99% compared to 8.61% for the Index.

By all measures, the second quarter of 2000 was a spectacular quarter for the REIT market. The sector posted a quarterly return in excess of 10%, dramatically beating all of the major equity indices. It is interesting to note that REITs demonstrated strength relative to the Nasdaq and the S&P, which declined 13% and 3% respectively, but also outperformed the Russell 2000 Small Cap Index, which declined 4% and the Russell Value Index which declined 5%. Recall that recently REITs have traded in-line with the Russell Indexes. April was a particularly favorable month as REITs rallied almost 7% while the difficulties for the New Economy stocks continued. The market had a modestly favorable May and then another strong month in June. On a year-to-date basis, the sector has gained more than 13%.

Thus, REITs performed quite well in the face of the equity market difficulties and, in our view, they acted as they should have. This may be attributed to two key factors: fundamental real estate trends remain strong and, at current valuation levels, REITs truly represent a defensive asset class. REITs are now trading at almost a 10% discount to the underlying Net Asset Value ("NAV") of their assets. As a result, there continues to be an attractive arbitrage between valuations in the public versus the private real estate markets. (We define real estate arbitrage as the pricing disparity between prices of actual properties in the private real estate market versus the implied pricing of properties owned by public companies based on their share price). This disparity in pricing between the public and private real estate markets, combined with the current strength in the

------------------------------------------------------------------------------
THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS
FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS
PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED,
MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

-------------------------------------------------------------------------------
                                                     U.S. Real Estate Portfolio
                                      105

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
INVESTMENT OVERVIEW
-------------------------------------------------------------------------------
U.S. REAL ESTATE PORTFOLIO (CONT.)

direct real estate markets and the equity market's newly found interest in defensive stocks, cause us to believe that the sector remains attractive.

COMMENTARY
Our investment perspective is that over the medium and long-term, the largest determinant of the value for real estate stocks will be underlying real estate fundamentals. We measure the sector based on the Price to Net Asset Value per share ratio ("P/NAV"). Given the large and active private real estate market, we believe that there are limits as to the level of premium or discount at which the sector should trade relative to its NAV. These limits can be viewed as the point at which the arbitrage opportunity between owning real estate in the private versus public markets becomes compelling. By quarter-end REITs continue to trade at almost a 10% discount to the underlying value of their assets. The discussion of the physical real estate markets that follows indicates that, with the Fed keenly focused on slowing the economy, the markets are headed for equilibrium. However, our outlook is that there is only modest downside risk from the potential for oversupply.

The second quarter appears to have been the first quarter in more than two years where the sector experienced the benefits of the return of non-dedicated institutional investors. Their selling pressure, that plagued the sector for much of the last two years, appeared to have abated in the first quarter. After experiencing more than $100 million in redemptions in the first quarter of 2000, subscriptions for the second quarter were almost $400 million and these inflows may increase after the favorable second quarter results are posted. The industry held its annual institutional investor forum at the beginning of June in New York. The key theme emanating from our company meetings was that real estate fundamentals remain strong in most markets in the country. The most dramatic operating results were provided by companies with significant asset exposure to the markets favorably impacted by the technology boom, with the greatest impact in the office and apartment sectors. Despite the recovery in stock prices, companies appear to be restrained with regard to equity issuance. The second quarter involved several interesting announcements on the merger and acquisition front, including two private buyouts of public companies. In each case, the stocks were trading at as much as 20% discounts to the underlying value of their assets. These announced sales fit with our thesis that private investors will take advantage of arbitrage opportunities provided by the public markets.

REAL ESTATE MARKET
We have been monitoring the property markets for the inevitable shift from the latter stages of the recovery phase into equilibrium, while maintaining a watchful eye toward the real estate equivalent of a "hard-landing", characterized by oversupply. Through the first half of this year, we have not yet reached equilibrium in many markets, which would be characterized by flat occupancy levels and inflationary rental growth. In fact, we continue to witness increasing occupancy rates and strong rental growth in many real estate markets. Clearly, the strong economy has continued to extend the favorable supply-demand balance. The following presents an outline of our views of the physical property markets.

The data reported from the Census Bureau in the second quarter demonstrated a reduced risk of oversupply in the market for apartments. Permits were below 340,000 units (annual pace on a seasonally adjusted basis) for each of the three reported months (March, April and May). Similarly, starts fell below 320,000 units in each month. The trailing three-month averages are 303,000 units for starts and 307,000 units for permits. With net annual demand estimates in the 300,000 to 320,000 unit range based on 2% job growth, it appears that national apartment supply and demand will be well balanced over the next twelve months.

The International Council of Shopping Centers held its annual convention in late May and the mood was considerably more upbeat than last year due to less threatening concerns regarding e-commerce and a buoyant leasing market. Consumer confidence rose in May, but by quarter-end had fallen back to February's level, marking its lowest level since October 1999. Median same store sales continued to slow to 4% in May and 2% in June. Supply data indicates that 33 regional malls (40.2 million square feet) are expected to open through 2002. They will be dispersed in terms of delivery: 5 malls in 2000, 12 in 2001 and 16 in 2002, with the 2002 deliveries being the least certain. Given the additional retail square footage expected to be added in other retail formats, we believe total supply is running at a pace that will be in excess of demand. With the potential for oversupply, we maintain an overall underweight position in retail, with a market weighting in the upper-end mall sub-sector.

According to Torto Wheaton, the national office market experienced above average demand in the first quarter of 2000, based on 35 million square feet of absorption. Combined with the fourth quarter of 1999 absorption of 36 million square feet, this was likely the best six-month period



-------------------------------------------------------------------------------
U.S. Real Estate Portfolio
                                    106

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
INVESTMENT OVERVIEW
-------------------------------------------------------------------------------
U.S. REAL ESTATE PORTFOLIO (CONT.)


the office market has ever seen in terms of demand. Downtown vacancies declined by 80 basis points to 7.3%. Vacancy declines were not as dramatic in the suburban markets. Given the expected continued rental strength and the resulting widening of differential between existing and market rents, we have extended our overweighting to the central business district office market and we remain underweight in the suburban office markets as it appears to be no better than at equilibrium. Industrial vacancy barely declined in the first quarter, remaining at 7.1%, based on net absorption of 29 million square feet and a similar level of supply. Although the sector has achieved the equilibrium stage, like the office market, the in-fill locations in the primary industrial hubs remain strong.

The hotel market demonstrated strong revenue per available room ("RevPar") growth in the second quarter, registering gains of 5.8% in March, 5% in April and 8% in May. May's gains represented the strongest RevPar growth since January 1997. As a result, we expect to see strong second quarter results for the majority of the public lodging companies. Supply growth remains at stubbornly high levels and will likely continue to limit a sustained improvement in industry RevPar. Leading industry forecaster Pricewaterhouse-Coopers expects RevPar Growth to decelerate from 3.9% this year to 2.8% in 2001. We remain cautious on the sector given the supply issues and the further potential for pressure on margins due to the impacts from wage growth, higher fuel costs and interest rates.

PORTFOLIO
We continue to shape the Portfolio with companies offering attractive fundamental valuations relative to their underlying real estate value. The top-down weightings in the Portfolio remain similar to last quarter. We increased our overweighting to the companies focused on central business district office assets as the recent increases in rent have caused a favorable increase in the gap between existing leases and current market rents. Despite their weak performance, we have maintained our conviction to overweight the manufactured home sector. We are attracted by the predictable growth in NAV per share, the limited degree of new supply, and the modest levels of capital expenditure required.

The outlook for the REIT market continues to be favorable. We focus on two key factors: the health of the physical property markets and the public market pricing for the securities. The private real estate markets have remained strong, based on the strong U.S. economy and a rational level of new supply. We are encouraged that the development pipelines either peaked in 1999 or are in the process of peaking in 2000 for the vast majority of property types. Clearly, the better than expected strength of the economy has provided the demand for these large pipelines. However, given the declining levels of construction, the U.S. real estate market is better prepared for the eventual slowdown in the economy. This factor, when combined with a REIT market that trades at almost a 10% discount to its private valuation, provides the foundation for a defensive asset class that is attractively priced. The final critical factor is the relative attractiveness of real estate versus other asset classes. Given the current volatility in the equity markets, it appears that REITs may be well poised to continue to receive a high level of attention from traditional equity investors.

Theodore R. Bigman
PORTFOLIO MANAGER

Douglas A. Funke
PORTFOLIO MANAGER

July 2000


-------------------------------------------------------------------------------
                                                     U.S. Real Estate Portfolio
                                    107

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
-------------------------------------------------------------------------------
U.S. REAL ESTATE PORTFOLIO
-------------------------------------------------------------------------------


 SHARES                                                                VALUE
                                                                       (000)
----------------------------------------------------------------------------
 COMMON STOCKS (95.2%)
   REAL ESTATE (94.6%)
     DIVERSIFIED (8.8%)
     449,000 Pacific Gulf Properties, Inc. REIT .............   $     11,253
     200,700 Pennsylvania REIT ..............................          3,437
     656,500 Rouse Co. REIT .................................         16,236
     266,500 Vornado Realty Trust REIT ......................          9,261
  (a)327,449 Wellsford Real Properties, Inc. ................          4,953
                                                                ------------
                                                                      45,140
                                                                ------------
     HEALTH CARE (0.3%)
     349,300 Meditrust Corp. REIT ...........................          1,310
                                                                ------------
     INDUSTRIAL (4.2%)
      31,600 Cabor Industrial Trust .........................            622
     412,400 Prime Group Realty Trust REIT ..................          6,263
     696,780 Prologic Trust REIT ............................         14,850
                                                                ------------
                                                                      21,735
                                                                ------------
     LODGING/RESORTS (7.1%)
  (a)106,500 Candlewood Hotel Company, Inc. .................            253
   (a)32,839 Interstate Hotels Corp. ........................             96
  (a)108,300 John Q Hammons Hotels, Inc., Class A ...........            542
     144,700 Hilton Hotels Corp. ............................          1,357
     986,893 Starwood Lodging Trust REIT ....................         31,889
(a,d)982,554 Wyndham International, Inc. ....................          2,456
                                                                ------------
                                                                      36,593
                                                                ------------
     MIXED (2.3%)
      79,300 Bedford Property Investors, Inc. REIT ..........          1,472
     438,510 PS Business parks, Inc. REIT ...................         10,524
                                                                ------------
                                                                      11,996
                                                                ------------
     OFFICE (30.8%)
   1,067,200 Arden Realty, Inc. REIT ........................         25,079
  (d)335,100 Beacon Capital Partners, Inc. ..................          4,002
     600,700 Boston Properties, Inc. REIT ...................         23,202
     218,954 Brandywine Realty Trust REIT ...................          4,187
   1,615,797 Brookfield Properties Corp. (Canada) ...........         21,470
     652,930 CarrAmerica Realty Corp. REIT ..................         17,303
   1,143,102 Equity Office Properties Trust REIT ............         31,507
     598,300 Great Lakes, Inc. REIT .........................         10,171
      66,900 Prentiss Properties Trust REIT .................          1,606
   1,112,700 Trizec Hahn Corp. ..............................         19,890
                                                                ------------
                                                                     158,417
                                                                ------------
     RESIDENTIAL APARTMENTS (19.2%)
     374,700 Amli Residential Properties Trust REIT .........          8,829
     493,614 Archstone Communities Trust REIT ...............         10,397
     633,400 Avalon Bay Communities, Inc. REIT ..............         26,444
      63,000 BRE Properties (Class A) .......................          1,819
     501,590 Equity Residential Properties Trust REIT .......         23,073
     400,100 Essex Property Trust, Inc. REIT ................         16,804
     286,100 Smith (Charles E.) Residential
              Realty, Inc. REIT .............................         10,872
      23,500 Summit Properties, Inc. ........................            494
                                                                ------------
                                                                      98,732
                                                                ------------



 SHARES                                                                VALUE
                                                                       (000)
----------------------------------------------------------------------------
     RESIDENTIAL MANUFACTURED HOMES (4.7%)
     541,552 Chateau Communities, Inc. REIT .................   $     15,299
     348,300 Manufactured Home
              Communities, Inc. REIT ........................          8,337
      20,900 Sund Communities, Inc. REIT ....................            699
                                                                ------------
                                                                      24,335
                                                                ------------
     RETAIL REGIONAL MALLS (7.5%)
   1,229,400 Simon Property Group, Inc. REIT ................         27,277
   1,304,978 Taubman Centers, Inc. REIT .....................         11,385
                                                                ------------
                                                                      38,662
                                                                ------------
     RETAIL STRIP CENTERS (5.1%)
     132,800 Acadia Realty Trust REIT .......................            755
     944,890 Burnham Pacific Property Trust REIT ............          6,496
     653,900 Federal Realty Investment Trust REIT ...........         13,078
     264,900 JDN Realty Corp. ...............................          2,699
     155,900 Pan Pacific Retail Properties, Inc. REIT .......          3,137
       2,300 Ramco-Gershenson Properties Trust REIT .........             36
                                                                ------------
                                                                      26,201
                                                                ------------
     SELF STORAGE (5.1%)
   1,132,890 Public Storage, Inc. REIT ......................         26,552
                                                                ------------
     OTHER (0.1%)
  (a)410,300 Atlantic Gulf Communities Corp. ................             35
  (a)107,021 Atlantic Gulf Communities Corp. ................            575
  (a)140,284 Atlantic Gulf Communities Corp. ................             12
 (a,d)75,253 Co Space. Inc. .................................            113
                                                                ------------
                                                                         735
                                                                ------------
     TOTAL REAL ESTATE                                               487,579
                                                                ------------
TOTAL COMMON STOCKS (COST $464,186)                                  490,408
                                                                ------------
PREFERRED STOCKS (0.3%)
    OTHER (0.3%)
   (k)15,636 Wyndham, Series B (Cost $1,423) .................         1,423
                                                                ------------
CONVERTIBLE PREFERRED STOCKS (0.1%)
     OTHER (0.1%)
     75,756 Atlantic Gulf Communities Corp. Series B
              (Cost $758) ....................................           407
                                                                ------------
     NO. OF
     RIGHTS
---------------
OTHER (0.0%)
   (a)59,764 Cyprus Trading Corp., Ltd. (Cost $--) ...........           253
                                                                ------------
    NO. OF
    WARRANTS
---------------
OTHER (0.0%)
 (a,d)50,510 Atlantic Gulf Communities Corp., Class A ........             3
 (a,d)62,000 Atlantic Gulf Communities Corp., Class A ........             4
 (a,d)50,510 Atlantic Gulf Communities Corp., Class B ........             3
 (a,d)62,000 Atlantic Gulf Communities Corp., Class B ........             4
 (a,d)50,510 Atlantic Gulf Communities Corp., Class C ........             2
 (a,d)62,000 Atlantic Gulf Communities Corp., Class C ........             4
                                                                ------------
TOTAL WARRANTS (Cost $--) ....................................            20


   The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------
U.S. Real Estate Portfolio
                                  108

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
-------------------------------------------------------------------------------
U.S. REAL ESTATE PORTFOLIO (CONT.)
-------------------------------------------------------------------------------

  FACE
 AMOUNT                                                                VALUE
  (000)                                                                (000)
----------------------------------------------------------------------------
CORPORATE BONDS (0.4%)
     OFFICE (0.4%)
$    2,934 Brookfield Properties Corp. (Cananda) 6.00%,
              02/14/07 (Cost $2,251) .........................  $      1,984
                                                                ------------
SHORT-TERM INVESTMENT (6.3%)
     REPURCHASE AGREEMENT (6.3%)
    32,652 Chase Securities, Inc., 6.15%, dated 6/30/00,
              due 7/03/00, to be repurchased at $32,668,
              collateralized by U.S. Treasury Notes,
              4.250%, due 11/15/03, valued at
              $33,322 (Cost $32,652) .........................        32,652
                                                                ------------
TOTAL INVESTMENTS (102.3%) (Cost $501,270) ...................       527,147
                                                                ------------


     OTHER ASSETS (1.2%)
       Cash ........................................   $  167
       Dividends Receivable ........................    3,748
       Receivable for Portfolio Shares Sold ........    1,152
       Receivable for Investments Sold .............    1,152
       Interest Receivable .........................       59
       Other Assets ................................        6          6,284
                                                       ------
     LIABILITIES (-3.5%)
       Payable for Investments Purchased ...........  (17,181)
       Investment Advisory Fees Payable ............     (910)
       Payable for Portfolio Shares Redeemed .......      (98)
       Administrative Fees Payable .................      (62)
       Directors' Fees and Expenses Payable ........      (24)
       Custodian Fees Payable ......................      (15)
       Distribution Fees Payable ...................      (10)
       Other Liabilities ...........................      (49)      (18,349)
                                                       ------   ------------
NET ASSETS (100%) ..................................            $    515,082
                                                                ============


NET ASSETS CONSIST OF:
Paid in Capital ....................................            $    490,982
Undistributed Net Investment Gain ..................                   3,400
Undistributed Net Realized Loss ....................                 (5,177)
Unrealized Appreciation on Investments .............                  25,877
                                                                ------------
NET ASSETS .........................................            $    515,082
                                                                ============
CLASS A:
NET ASSETS .........................................            $    498,083
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE
 Applicable to 37,085,627 outstanding $0.001 par value
 shares (authorized 500,000,000 shares).............             $      13.43
                                                                ============
CLASS B:
NET ASSETS .........................................            $     16,999
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE
 Applicable to 1,270,442 outstanding $0.001 par value
 shares (authorized 500,000,000 shares).............            $      13.38
                                                                ============
----------------------------------------------------------------------------
(a)  -- Non-income producing
(d)  -- Security valued at fair value -- See Note A-1 to financial statements.
(k)  -- Security received as a result of a corporate action from Beacon
        Capital Partners, Inc. Certain restrictions for resale exist.
REIT -- Real Estate Investment Trust


   The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------
                                                     U.S. Real Estate Portfolio
                                    109

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
VALUE EQUITY PORTFOLIO
COMPOSITION OF NET ASSETS (AT JUNE 30, 2000)
-----------------------------------------------

Other                            (2.2%)
Utilities                        (4.9%)
Telecommunications Services     (14.6%)
Materials                        (2.3%)
Information Technology           (5.8%)
Industrials                     (10.6%)
Health Care                      (3.9%)
Consumer Discretionary          (15.5%)
Consumer Staples                 (0.3%)
Energy                           (8.1%)
Financials                      (31.8%)

PERFORMANCE COMPARED TO THE S&P 500 INDEX AND INDATA EQUITY-MEDIAN INDEX (1)
--------------------------------------------------------------------------------

                                   TOTAL RETURNS (2)
                    ---------------------------------------------
                                     AVERAGE  AVERAGE      AVERAGE
                                      ANNUAL   ANNUAL       ANNUAL
                            ONE       FIVE      TEN         SINCE
                    YTD     YEAR      YEARS     YEARS     INCEPTION
                    -----   -----    -------  --------    ---------
PORTFOLIO--
   CLASS A ........  2.88%   -5.21%  16.69%    13.98%      13.53%
PORTFOLIO--
   CLASS B ........  2.82    -5.43     N/A       N/A       15.28
S&P 500 INDEX
   --CLASS A ...... -0.42     7.25   23.80     17.80       18.17
INDATA EQUITY-
   MEDIAN INDEX
   --CLASS A ......  2.34    14.61   21.34     16.38       16.73
S&P 500 INDEX
   --CLASS B ...... -0.42     7.25     N/A        N/A      22.86
INDATA EQUITY-
   MEDIAN INDEX
   --CLASS B ......  2.34    14.61     N/A        N/A      20.66

1. The S&P 500 Index is comprised of 500 large-cap U.S. companies with market capitalization of $1 billion or more. These 500 companies are a representative sample of some 100 industries chosen mainly for market size, liquidity and industry group representation. The Indata Equity-Median Index includes an average asset allocation of 92.4% equity and 7.6% cash based on $444 trillion in assets among 1,254 portfolios for the period ended June 30, 2000.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The Value Equity Portfolio seeks high total return by investing primarily in equity securities which the investment advisor believes to be undervalued relative to the stock market in general at the time of purchase.

Our value philosophy is to own "great" companies at fair valuations, "good" companies at cheap valuations, and, problem/turnaround companies at fire-sale valuations. We wait for the market to provide value investing opportunities rather than forcing decisions. The Portfolio is characterized by distinctly below average price-to-earnings and price-to-book ratios, and an above-average dividend yield.

                   1999               2000          PRICE-
                PRICE-EARNINGS   PRICE-EARNINGS     TO BOOK    YIELD
                --------------   --------------     -------    -----
PORTFOLIO ..... 15 TIMES         14 TIMES          4.9 TIMES   2.0%
S&P 500 ....... 32 TIMES         28 TIMES          8.6 TIMES   1.1%

For the six months ended June 30, 2000, the Portfolio had a total return of 2.88% for the Class A shares and 2.82% for the Class B shares compared to -0.42% for the S&P 500 Index and 2.34% for the Indata Equity - Median Index. For the one year ended June 30, 2000, the Portfolio had a total return of -5.21% for the Class A shares and -5.43% for the Class B shares compared to 7.25% for the S&P 500 Index and 14.61% for the Indata Equity - Median Index. For the five-year period ended June 30, 2000, the average annual total return for the Class A shares was 16.69% compared to 23.80% for the S&P 500 Index and 21.34% for the Indata Equity - Median Index. For the ten-year period ended June 30, 2000, the average annual total return for the Class A shares was 13.98% compared to 17.80% for the S&P 500 Index and 16.38% for the Indata Equity - Median Index. For the period from inception on January 31, 1990 through June 30, 2000, the average annual total return for the Class A shares was 13.53% compared to 18.17% for the S&P 500 Index and 16.73% for the Indata Equity - Median Index. For the period from inception on January 2, 1996 through June 30, 2000, the average annual total return for the Class B shares was 15.28% compared to 22.86% for the S&P 500 Index and 20.66% for the Indata Equity - Median Index.

Index returns in the first half of 2000 were much like the last few years:
Growth beat Value; and, any negative news led to significant selling with valuation offering no downside protection when the selling began. As was the case in 1999, a handful of Large Cap Stocks had the most positive effect on market results. Two stocks, Cisco and Intel, contributed over 100% of the S&P 500's return. The only difference was that a good number of Dot-Com stocks saw negative news and were down 40% to 80%.

At the end of the first quarter of 2000 investors rotated from favoring new economy stocks to old economy stocks. Many growth favorites, including Microsoft, Lucent,

--------------------------------------------------------------------------------
THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS
FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A
RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE
CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

--------------------------------------------------------------------------------
Value Equity Portfolio
                                      110

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
INVESTMENT OVERVIEW
-------------------------------------------------------------------------------
VALUE EQUITY PORTFOLIO (CONT.)

Yahoo! and America Online declined. For a short while, April and some of May, value dominated growth as technology stocks were most severely affected in the downturn. In June, growth stocks again dominated, as the Russell 1000 Growth recovered 7% of the return lost in the first two months of the second quarter.

PERFORMANCE: SECTORS AND STOCKS

Over 90% of the Portfolio's outperformance relative to the Russell 1000 Value Index was driven by stock-picking versus sector allocation. Year-to-date, the top contributing stocks included Newbridge Networks, Cordant Technologies, Koninklijke Philips, Alcatel, and Bank of New York. The best performing sectors were technology, producer durables, and consumer discretionary.

Cordant, which added 218 basis points to performance, received a cash bid from Alcoa and was up 72%. In our commentary from the third quarter of 1999 we discussed that Cordant, (which makes sophisticated aerospace and power generation products), was a well run company that was extremely undervalued at 7 times earnings and 0.4 times sales. Newbridge Networks was our best performing stock for the period, as the value of its internet assets and internet engineers were recognized, by Alcatel's purchase. The stock was up 44%.

The top performance detractors were MediaOne, Meritor Automotive, USEC, Sprint, and Verizon Communications. Our worst performing sector for the period was Auto & Transportation. Stocks within the sector that were significant detractors from performance were Meritor Automotive and General Motors.

For Meritor there was only positive news. Meritor's business is solid and it announced a merger of equals with Arvin Automotive; a merger that should create a stronger combined company and will be run by the current Meritor executive team. Meritor finished the quarter at 3.5 times 2000 earnings; and these earnings estimates went up as the quarter ended. We added to Meritor. General Motors did an exchange offer for its GMH holding only to be rewarded by a 30% sell off of GM; it is currently valued at 6.5 times 2000 earning.

INTERNET STOCKS: DOT-BOMBED

We have been consistent in our view of the Internet, and the impact of the Internet on individual companies. The "Internet" has grown faster than any other technology. Internet traffic is doubling every three-to-twelve months. The economics of the internet are so compelling that almost every company in every economy will be "interneted", using the technology of the Internet to lower costs, expand services, and reach new markets.

The second quarter saw the beginning of the parsing of real internet companies that will be around for a long time, such as Sun Workstations and Cisco Systems (although possibly at lower valuations), from the concept stocks such as The Street.com, E-Toys, E-Loan, Beyond.com, TheGlobe.com, Buy.com, Webvan.com, and Homegrocer.com. It was this latter group that got bombed in the second quarter and is down about 67% year-to-date.

We continue to hold our view that the adoption of Internet technology by "old-world" companies will be good for the companies as well as for consumers. Productivity will go up, the economy will grow, and profits and consumer incomes rise. At the same time demand for internet-related technology will continue to boom.

We continue to own the "old-world" value companies that are early and aggressive adopters of Internet technologies. In addition, when good technology companies are caught in momentum sell-off (overall market or stock specific), we are prepared to buy them. A recent example is Verio, which we purchased at $24 per share in April. We have followed Verio for two years as it grew from an ISP roll-up company to a full service web-hosting company with two very valuable assets: it is one of six tier-one Internet peers and it is has a staff of well trained IP engineers. By the bottom of the April technology sell-off Verio had gone from $80 in February to a low of $24. At the same time its business continued to grow and it had turned cash flow positive. In addition, it was becoming increasing clear that its assets were valuable to almost every major telecom company. In May, NTT made a cash bid for Verio for $55 per share, and they were not the only potential buyer.

Stephen C. Sexauer
PORTFOLIO MANAGER
July 2000

-------------------------------------------------------------------------------
                                                         Value Equity Portfolio
                                      111

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
-------------------------------------------------------------------------------
VALUE EQUITY PORTFOLIO
-------------------------------------------------------------------------------

                                                    VALUE
SHARES                                              (000)
----------------------------------------------------------
COMMON STOCKS (97.8%)
  CONSUMER DISCRETIONARY (15.5%)
    AUTO COMPONENTS (3.3%)
  170,466  Meritor Automotive, Inc................ $ 1,875
                                                   -------
    AUTOMOBILES (1.3%)
   13,100  General Motors Corp....................     761
                                                   -------
    HOUSEHOLD DURABLES (2.1%)
   24,864  Philips Electronics N.V. (NY Shares)...   1,181
                                                   -------
    MEDIA (5.0%)
(a)28,000  MediaOne Group, Inc....................   1,862
    7,100  News Corp., Ltd. ADR...................     337
(a)31,820  R.H. Donnelly Corp.....................     616
                                                   -------
                                                     2,815
                                                   -------
    SPECIALTY RETAIL (3.8%)
  113,600  TJX Cos., Inc..........................   2,130
                                                   -------
  TOTAL CONSUMER DISCRETIONARY....................   8,762
                                                   -------
  CONSUMER STAPLES (0.3%)
    TOBACCO (0.3%)
    6,600  Philip Morris Cos., Inc................     175
                                                   -------
  ENERGY (8.1%)
    OIL & GAS (8.1%)
    9,500  BP Amoco plc ADR.......................     537
   74,700  Conoco, Inc............................   1,643
   25,700  Exxon Mobil Corp.......................   2,018
   15,100  USX-Marathon Group.....................     379
                                                   -------
  TOTAL ENERGY....................................   4,577
                                                   -------
  FINANCIALS (31.8%)
    BANKS (13.5%)
   33,700 Bank of New York Co., Inc..............    1,567
   10,000 Bank One Corp..........................      266
   40,550 Chase Manhattan Corp...................    1,868
   69,845 Fleet Boston Financial Corp............    2,375
   18,400 Mellon Bank Corp.......................      670
    2,300 Morgan (J.P.) & Co., Inc...............      253
   13,400 PNC Bank Corp..........................      628
                                                   -------
                                                     7,627
                                                   -------
    DIVERSIFIED FINANCIALS (4.1%)
   28,400  Countrywide Credit Industries, Inc....      861
   28,400  Federal National Mortgage Association.    1,482
                                                   -------
                                                     2,343
                                                   -------
    INSURANCE (14.2%)
   78,700  Allstate Corp.........................    1,751
   34,200  American General Corp.................    2,086
   63,000  Lincoln National Corp.................    2,276
   18,600  Loews Corp............................    1,116
   12,300  Torchmark Corp........................      304
   25,500  UnumProvident Corp....................      513
                                                   -------
                                                     8,046
                                                   -------
  TOTAL FINANCIALS...............................   18,016
                                                   -------

  HEALTH CARE (3.9%)
    HEALTH CARE EQUIPMENT & SUPPLIES (2.3%)
   16,800  Bausch & Lomb, Inc....................    1,300
                                                   -------
    PHARMACEUTICALS (1.6%)
   15,700  American Home Products Corp ..........      922
                                                   -------
  TOTAL HEALTH CARE..............................    2,222
                                                   -------
  INDUSTRIALS (10.6%)
    AEROSPACE & DEFENSE (7.8%)
   17,300  General Dynamics Corp.................      904
(a)23,200  Litton Industries, Inc................      974
   42,800  United Technologies Corp..............    2,520
                                                   -------
                                                     4,398
                                                   -------
    AIRLINES (2.3%)
(a)27,500  Continental Airlines, Inc. Class B....    1,292
                                                   -------
    BUILDING PRODUCTS (0.5%)
   15,600  Masco Corp............................      282
                                                   -------
  TOTAL INDUSTRIALS..............................    5,972
                                                   -------
  INFORMATION TECHNOLOGY (5.8%)
    COMMUNICATIONS EQUIPMENT (5.8%)
(a) 3,100  3Com Corp.............................      178
   20,974  Alcatel Alsthom ADR...................    1,395
   11,000  ECI Telecom Ltd.......................      393
(a)33,000  FLAG Telecom Holdings Ltd.............      491
   24,850  Harris Corp...........................      814
                                                   -------
  TOTAL INFORMATION TECHNOLOGY...................    3,271
                                                   -------
  MATERIALS (2.3%)
    CHEMICALS (1.1%)
   35,300  Milennium Chemicals, Inc..............      600
                                                   -------
    METALS & MINING (1.2%)
  149,000  USEC, Inc.............................      689
                                                   -------
  TOTAL MATERIALS................................    1,289
                                                   -------
  TELECOMMUNICATION SERVICES (14.6%)
    DIVERSIFIED TELECOMMUNICATION SERVICES (12.8%)
    9,885  AT&T Corp.............................      312
   42,800  Bell Atlantic Corp....................    2,175
   25,100  BellSouth Corp........................    1,070
 (a)1,300  Exfo-Electro Optical Engineering, Inc.       57
 (a)7,322  Global Crossing Ltd...................      193
   35,900  Sprint Corp...........................    1,831
    7,100  U.S. WEST, Inc........................      609
 a)22,100  WorldCom, Inc.........................    1,014
                                                   -------
                                                     7,261
                                                   -------
    WIRELESS TELECOMMUNICATION SERVICES (1.8%)
 (a)9,900  AT&T Wireless Group...................      276
   16,225  Telesp Celular Participacoes S.A. ADR.      728
                                                   -------
                                                     1,004
                                                   -------
  TOTAL TELECOMMUNICATION SERVICES...............    8,265
                                                   -------

The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------
Value Equity Portfolio
                                     112


[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
-------------------------------------------------------------------------------
VALUE EQUITY PORTFOLIO (CONT.)
-------------------------------------------------------------------------------
                                                                          VALUE
SHARES                                                                    (000)
-------------------------------------------------------------------------------
  UTILITIES (4.9%)
    ELECTRIC UTILITIES (1.2%)
   15,100  New Century Energies, Inc.................................   $   453
    6,500  Pinnacle West Capital Corp................................       220
                                                                        -------
                                                                            673
                                                                        -------
    MULTI - UTILITIES (3.7%)
  111,200  NiSource, Inc.............................................     2,071
                                                                        -------
  TOTAL UTILITIES....................................................     2,744
                                                                        -------
  TOTAL COMMON STOCKS (Cost $52,752).................................    55,293
                                                                        -------
  FACE
 AMOUNT
  (000)
---------
SHORT-TERM INVESTMENT (2.2%)
  REPURCHASE AGREEMENT (2.2%)
$   1,247  Chase Securities, Inc. 6.15%, dated 6/30/00,
             due 7/03/00, to be repurchased at $1,248,
             collateralized by U.S. Treasury Notes,
             9.125%, due 5/15/18, valued at $1,271
             (Cost $1,247).............................................   1,247
                                                                        -------
  TOTAL INVESTMENTS (100.0%) (Cost $53,999)............................  56,540
                                                                        -------

  OTHER ASSETS (0.3%)
    Receivable for Portfolio Shares Sold.................... $    79
    Dividends Receivable....................................      47
    Receivable from Investment Advisor......................      14
    Receivable for Investments Sold.........................      11
    Other...................................................      12        163
                                                             -------
  LIABILITIES (-0.3%)
    Investment Advisory Fees Payable.......................     (68)
    Payable for Investments Purchased......................     (43)
    Administrative Fees Payable............................     (10)
    Directors' Fees and Expenses Payable...................      (9)
    Custodian Fees Payable.................................      (7)
    Distribution Fees Payable..............................      (1)
    Other Liabilities......................................     (17)      (155)
                                                            --------   --------
  NET ASSETS (100%)................................................... $ 56,548
                                                                       ========
                                                              AMOUNT
                                                              (000)
--------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital...........................................  $ 51,196
Undistributed Net Investment Income.......................       120
Accumulated Net Realized Gain.............................     2,691
Unrealized Appreciation on Investments....................     2,541
                                                            --------
NET ASSETS................................................  $ 56,548
                                                            ========
CLASS A:
--------
NET ASSETS................................................  $ 55,771
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 5,652,114 outstanding $0.001 par value
  shares (authorized 500,000,000 shares)..................  $   9.87
                                                            ========

CLASS B:
--------
NET ASSETS................................................  $    777
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 78,996 outstanding $0.001 par value
  shares (authorized 500,000,000 shares)..................  $   9.84
                                                            ========
--------------------------------------------------------------------

(a) -- Non-income producing
ADR -- American Depositary Receipt


     The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------
                                                         Value Equity Portfolio
                                      113

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
INVESTMENT OVERVIEW
-------------------------------------------------------------------------------
EMERGING MARKETS DEBT PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 2000)
--------------------------------------------

Algeria                        (2.2%)
Argentina                     (13.6%)
Brazil                        (21.5%)
Bulgaria                       (3.5%)
Colombia                       (5.6%)
Ecuador                        (0.6%)
Indonesia                      (1.8%)
Ivory Coast                    (0.2%)
Jordan                         (0.5%)
Mexico                        (16.6%)
Morocco                        (1.3%)
Panama                         (0.3%)
Peru                           (3.1%)
Phillipines                    (6.5%)
Poland                         (1.0%)
Russia                        (12.0%)
Turkey                         (4.3%)
Venezuela                      (2.1%)
Other                          (3.3%)

PERFORMANCE COMPARED TO THE J.P. MORGAN EMERGING
MARKETS BOND GLOBAL INDEX AND THE J.P. MORGAN
EMERGING MARKETS BOND PLUS INDEX(1)
-----------------------------------------------------------

                                 TOTAL RETURNS(2)
                      -------------------------------------
                                         AVERAGE  AVERAGE
                                         ANNUAL   ANNUAL
                                ONE       FIVE     SINCE
                        YTD     YEAR     YEARS    INCEPTION
                       -----   -------   ------   ---------
PORTFOLIO -- CLASS A..  7.00%    24.06%   12.76%      9.05%
PORTFOLIO -- CLASS B..  6.93     23.42      N/A      10.26
EMERGING MARKETS
  GLOBAL INDEX
  -- CLASS A .........  6.95     20.74     15.67      9.79
EMERGING MARKETS
  BOND PLUS INDEX
  -- CLASS A .........  8.10     23.16     16.31     10.48
 EMERGING MARKETS
  GLOBAL INDEX
  -- CLASS B .........  6.95     20.74      N/A      13.37
EMERGING MARKETS
  BOND PLUS INDEX
  -- CLASS B .........  8.10     23.16      N/A      14.19

1. The J.P. Morgan Emerging Markets Bond Global Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady Bonds, loans, Eurobonds and local market instruments for 27 emerging market countries. The J.P. Morgan Emerging Markets Bond Plus Index is a market weighted index composed of all Brady bonds, outstanding loans and Eurobonds, as well as U.S. Dollar local market instruments outstanding and including Argentina, Brazil, Bulgaria, Colombia, Ecuador, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Korea and Venezuela.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The investment objective of the Emerging Markets Debt Portfolio seeks high total return through investment primarily in debt securities of government and government-related issuers and, to a lesser extent, of corporate issuers located in emerging market countries. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

For the six months ended June 30, 2000, the Portfolio had a total return of 7.00% for the Class A shares and 6.93% for the Class B shares compared to 6.95% for the J.P. Morgan Emerging Markets Bond Global Index and 8.10% for the J.P. Morgan Emerging Markets Bond Plus Index. For the one year ended June 30, 2000, the Portfolio had a total return of 24.06% for the Class A shares and 23.42% for the Class B shares compared to 20.74% for the J.P. Morgan Emerging Markets Bond Global Index and 23.16% for the J.P. Morgan Emerging Markets Bond Plus Index. For the five-year period ended June 30, 2000, the average annual total return for the Class A shares was 12.76% compared to 15.67% for the J.P. Morgan Emerging Markets Bond Global Index and 16.31% for the J.P. Morgan Emerging Markets Bond Plus Index. For the period from inception on February 1, 1994 through June 30, 2000, the average annual total return for the Class A shares was 9.05% compared to 9.79% for the J.P. Morgan Emerging Markets Bond Global Index and 10.48% for the J.P. Morgan Emerging Markets Bond Plus Index. For the period from inception on January 2, 1996 through June 30, 2000, the average annual total return for the Class B shares was 10.26% compared to 13.37% for the J.P. Morgan Emerging Markets Bond Global Index and 14.19% for the J.P. Morgan Emerging Markets Bond Plus Index. As of June 30, 2000, the Portfolio had a SEC 30-day yield of 14.58% for the Class A shares and 14.31% for the Class B shares.

The performance of emerging markets debt experienced wide shifts during the first half of 2000. The first quarter of 2000 was very positive with a return in the Index of 6.57%. This good performance was impressive considering the volatility in equity markets, surging swap spreads, and a deterioration in all other fixed income credit spreads. There were many positive events in the first quarter of 2000
------------------------------------------------------------------------------
THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

-------------------------------------------------------------------------------
Emerging Markets Debt Portfolio
                                       114

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
INVESTMENT OVERVIEW
-------------------------------------------------------------------------------
EMERGING MARKETS DEBT PORTFOLIO (CONT.)

including improving credit ratings as Mexico, Russia, South Africa, Hungary, and Tunisia were all upgraded. Furthermore, global growth was better than expected and we continued to have a very supportive commodity price environment.

In April and May of 2000, the environment changed and the returns, as measured by the Index, were -4.11%. The increase in rates by the Federal Reserve, a sell-off in the U.S. equity markets, and the general consensus that emerging markets debt prices had risen too much in comparison to U.S. high yield and other spread products, all caused the asset class to perform poorly during these two months. Fortunately, the market had a big rebound in June 2000 as investors began feeling that the Federal Reserve may be near the end of their rate-hike cycle. The Index rose 4.66% in June 2000, increasing the return for the six months to 6.95%, far outpacing all other fixed income asset classes.

Bolstering Portfolio returns were overweight positions in Russia, Mexico, Brazil, and Bulgaria at the right times during the second quarter of 2000. Also helping our results was an overall defensive portfolio strategy that we established in late March 2000. Finally, underweight positions in Argentina and Korea, and a zero-weighting in Nigeria helped performance as these countries performed worse than the Index. Detracting from the Portfolio's return were overweight positions in Colombia, the Philippines, and our emerging markets corporate positions.

In the near term, the outlook for emerging markets debt will likely be influenced by three important considerations. The first consideration is the continued favorable sentiment generated by the successful Mexican elections. As the spreads on Mexican bonds tighten, asset prices of a number of higher rated countries (e.g., Peru, Philippines, and Panama) should benefit also. The second influence will be new supply. Continued external market stability will most certainly prompt even more issuance by Argentina and Brazil, as well as other sovereigns. Finally, our market will remain hostage to global financial market developments. Insofar as the three influences are offsetting, rendering no clear direction, our team is staying with a neutral stance hoping to, in the interim, benefit from a Portfolio that may out-yield the Index. Longer term, we are very positive on emerging markets debt due to good global economic growth, improving fiscal policies by many of these countries, and the continued advancement of structural reform agendas. We expect to become more aggressive when more favorable market conditions exist.

Stephen F. Esser
PORTFOLIO MANAGER

Abigail L. McKenna
PORTFOLIO MANAGER

July 2000



-------------------------------------------------------------------------------
                                               Emerging Markets Debt Portfolio
                                       115

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
-------------------------------------------------------------------------------
EMERGING MARKETS DEBT PORTFOLIO
-------------------------------------------------------------------------------

  FACE
 AMOUNT                                                                   VALUE
  (000)                                                                   (000)
-------------------------------------------------------------------------------
DEBT INSTRUMENTS (94.8%)
  ALGERIA (2.2%)
    SOVEREIGN (2.2%)
U.S.$       400    Republic of Algeria, 1.14%, 3/31/10..............  $     330
          1,400    Republic of Algeria, Tranche 3,
                      1.14%, 3/31/10................................      1,088
                                                                      ---------
                                                                          1,418
                                                                      ---------
  ARGENTINA (13.6%)
    CORPORATE (1.3%)
         (e)100    Cablevision S.A., 13.75%, 5/01/09................         91
ARP         100    CIA International Telecommunications,
                     10.375%, 8/01/04...............................         88
         (e)750    CIA International Telecommunications,
                     10.375%, 8/01/04...............................        659
                                                                      ---------
                                                                            838
                                                                      ---------
    SOVEREIGN (12.3%)
U.S.$     1,560    Republic of Argentina, Global Bond,
                     11.75%, 4/07/09................................      1,454
          3,961    Republic of Argentina, Global Bond,
                     11.75%, 6/15/15................................      3,604
       (n)3,240    Republic of Argentina, Global Bond, Series L,
                     (Floating Rate)(Bearer),
                     7.375%, 3/31/05................................      2,958
                                                                      ---------
                                                                          8,016
                                                                      ---------
                                                                          8,854
                                                                      ---------
  BRAZIL (21.5%)
    CORPORATE (1.3%)
            900    Banco Nac de Desen Econo (Registered),
                     12.55%, 6/16/08................................        846
                                                                      ---------
    SOVEREIGN (20.2%)
            500    Federative Republic of Brazil,
                     6.00%, 4/15/24.................................        327
          3,600    Federative Republic of Brazil,
                     12.25%, 3/06/30................................      3,294
       (n)2,788    Federative Republic of Brazil, C Bond, PIK,
                     8.00%, 4/15/14.................................      2,023
         (n)616    Federative Republic of Brazil, C Bond, Series L,
                     8.00%, 4/15/14.................................        447
       (n)1,150    Federative Republic of Brazil, Debt Conversion
                     Bond, Series L, (Floating Rate),
                     7.44%, 4/15/12.................................        848
       (n)1,400    Federative Republic of Brazil, Debt Conversion
                     Bond, Series L, (Floating Rate),
                     7.44%, 4/15/12.................................      1,032
       (n)1,023    Federative Republic of Brazil, Front Loaded
                     Interest Reduction Bond, Series EI-L
                     (Floating Rate), 7.375%, 4/15/06...............        933
          1,346    Federative Republic of Brazil, Front Loaded
                     Interest Reduction Bond, Series L (Floating
                     Rate), 14.50%, 10/15/09........................      1,426
U.S.$    (n)350    Federative Republic of Brazil, New Money
                     Bonds, Series L, (Floating Rate),
                     7.44%, 4/15/09.................................        293
       (n)1,116    Federative Republic of Brazil, Series EI-L,
                     7.375%, 4/15/06................................      1,018
         (n)150    Federative Republic of Brazil, Series L,
                     7.44%, 4/15/09.................................        125
          1,800    Federative Republic of Brazil, Series Z-L,
                     7.375%, 4/15/24................................      1,424
                                                                      ---------
                                                                         13,190
                                                                      ---------
                                                                         14,036
                                                                      ---------
  BULGARIA (3.5%)
    SOVEREIGN (3.5%)
          1,370    Republic of Bulgaria, Discount Bond, Series A,
                     7.063%, 7/28/24................................      1,086
       (n)1,500    Republic of Bulgaria, Interest Arrears PDI
                     Bond, (Floating Rate), 7.063%, 7/28/11.........      1,190
                                                                      ---------
                                                                          2,276
                                                                      ---------
  COLOMBIA (5.6%)
    CORPORATE (0.3%)
         (n)300    Occidente y Caribe Cellular, 7.04%, 3/15/04......        213
                                                                      ---------
    SOVEREIGN (5.3%)
            540    Republic of Colombia, Global Bond,
                     9.75%, 4/23/09.................................        425
          3,700    Republic of Columbia, Global Bond,
                     11.75%, 2/25/20................................      3,043
                                                                      ---------
                                                                          3,468
                                                                      ---------
                                                                          3,681
                                                                      ---------
  ECUADOR (0.6%)
    SOVEREIGN (0.6%)
         (b)980    Republic of Ecuador, Discount Bond, (Floating
                     Rate), 6.75%, 2/28/25..........................        390
                                                                      ---------
  INDONESIA (1.8%)
    CORPORATE (1.8%)
            220    Idah Kiat, International Finance, Series B,
                     11.875%, 6/15/02..............................         178
          1,140    Tjiwi Kimia International BV, Global Bond,
                     13.25%, 8/01/01...............................       1,003
                                                                      ---------
                                                                          1,181
                                                                      ---------
  IVORY COAST (0.2%)
    SOVEREIGN (0.2%)
       (e,n)950    Ivory Coast, Series 1, 2.00%, 3/29/18...........         152
                                                                      ---------
  JORDAN (0.5%)
    SOVEREIGN (0.5%)
       (e,d)443    Government of Jordan, Discount Bond, (Floating
                     Rate), 7.75%, 12/23/23........................         343
                                                                      ---------

  The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------
Emerging Markets Debt Portfolio
                                       116


[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
-------------------------------------------------------------------------------
EMERGING MARKETS DEBT PORTFOLIO (CONT.)
-------------------------------------------------------------------------------


  FACE
 AMOUNT                                                                   VALUE
  (000)                                                                   (000)
-------------------------------------------------------------------------------
  MEXICO (16.6%)
    CORPORATE (4.6%)
U.S.$    (e)300    Grupo Elektra S.A. de C.V., 12.00%, 4/01/08....    $     273
         (e)400    Grupo Iusacell S.A. de C.V., 14.25%, 12/01/06..          418
          1,000    Petro Mexicanos, 9.50%, 9/15/27................        1,014
         (e)750    Sanluis Corp. S.A. de C.V., 8.875%, 3/18/08....          686
            635    TV Azteca S.A. de C.V., Series B,
                     10.50%, 2/15/07..............................          568
                                                                      ---------
                                                                          2,959
                                                                      ---------
    SOVEREIGN (12.0%)
          1,550    Government of Mexico, 6.25%, 12/31/19 .........        1,289
          1,260    United Mexican States Discount Bond,
                     Series A, 7.31%, 12/31/19....................        1,238
          4,500    United Mexican States Discount Bond,
                     Series B, (Floating Rate),
                     7.60%, 12/31/19..............................        4,421
EUR      (e)450    United Mexican States, Discount Bond,
                     7.50%, 3/08/10...............................          414
U.S.$    (d)600    United Mexican States, Series W-A,
                     6.25%, 12/31/19..............................          499
                                                                      ---------
                                                                          7,861
                                                                      ---------
                                                                         10,820
                                                                      ---------
  MOROCCO (1.3%)
    SOVEREIGN (1.3%)
            944    Government of Morocco, Reconstruction &
                     Consolidation Agreement, Series A, (Floating
                     Rate), 7.75%, 1/01/09........................          850
                                                                      ---------
  PANAMA (0.3%)
    SOVEREIGN (0.3%)
         (n)219    Republic of Panama, PDI PIK Bond, (Floating
                     Rate), 7.06%, 7/17/16........................          181
                                                                      ---------
  PERU (3.1%)
    SOVEREIGN (3.1%)
       (e,n)248    Republic of Peru, Front Loaded Interest
                     Reduction Bond, 0.00%, 3/07/17...............          151
     (e,n)2,250    Republic of Peru, Front Loaded Interest
                     Reduction Bond, 3.25%, 3/07/17...............        1,367
         (n)780    Republic of Peru, PDI Bond, (Floating Rate),
                     4.50%, 3/07/17...............................          523
                                                                      ---------
                                                                          2,041
                                                                      ---------
  PHILIPPINES (6.5%)
    CORPORATE (0.5%)
         (e)600    Bayan Telecommunications, 13.50%, 7/15/06......          351
                                                                      ---------
    SOVEREIGN (6.0%)
            600    Republic of Philippines, Global Bond,
                      9.875%, 1/15/19.............................          492
U.S.$     4,000    Republic of Philippines, Global Bond,
                      10.625%, 3/16/25............................        3,433
                                                                      ---------
                                                                          3,925
                                                                      ---------
                                                                          4,276
                                                                      ---------
  POLAND (1.0%)
    CORPORATE (1.0%)
         (e)400    Netia Holdings II B.V., 13.125%, 6/15/09.......          376
         (e)200    PTC International Finance II S.A.,
                     11.25%, 12/01/09.............................          203
         (e)100    PTC International Finance II S.A.,
                     11.25%, 12/01/09.............................          102
                                                                      ---------
                                                                            681
                                                                      ---------
  RUSSIA (12.0%)
    SOVEREIGN (12.0%)
          2,200    Russian Federation, 12.75%, 6/24/28...........         1,911
            650    Russian Interest Arrears Note, (Floating
                     Rate), 7.94%, 12/15/15......................           202
         18,521    Russian Principal Loans, (Floating
                     Rate), 7.938%, 12/15/20.....................         5,695
                                                                      ---------
                                                                          7,808
                                                                      ---------
  TURKEY (2.4%)
    CORPORATE (1.0%)
            520    Cellco Finance NV, 15.00%, 8/01/05............           559
             50    Cellco Finance NV, 15.00%, 8/01/05............            54
                                                                      ---------
                                                                            613
                                                                      ---------
    SOVEREIGN (1.4%)
         (e)900    Turkey Government Inflation Linked Note,
                     0.00%, 8/07/00..............................           938
                                                                      ---------
                                                                          1,551
                                                                      ---------
  VENEZUELA (2.1%)
    SOVEREIGN (2.1%)
            900    Government of Venezuela, 9.25%, 9/15/27.......           594
         (n)357    Republic of Venezuela, Debt Conversion
                     Bond, Series DL, (Floating Rate),
                     7.875%, 12/18/07............................           290
            700    Republic of Venezuela, Series W-A,
                     6.75%, 3/31/20..............................           490
                                                                      ---------
                                                                          1,374
                                                                      ---------
TOTAL DEBT INSTRUMENTS (COST $60,623)............................        61,913
                                                                      ---------
        NO. OF
        RIGHTS
        ------
RIGHTS (0.0%)
  MEXICO (0.0%)
     (a,e)8,861    United Mexican States, Value Recovery Rights,
                     expiring 6/30/03 (Cost $--)..................           --
                                                                      ---------

  The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------
                                                Emerging Markets Debt Portfolio
                                       117

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
-------------------------------------------------------------------------------
EMERGING MARKETS DEBT PORTFOLIO (CONT.)
-------------------------------------------------------------------------------
  NO. OF                                                                VALUE
 WARRANTS                                                               (000)
-------------------------------------------------------------------------------
WARRANTS (0.0%)
  COLOMBIA (0.0%)
U.S.$ (d)12,600    Occidente y Caribe Cellular, expiring
                     3/15/04 (Cost $--)...........................     $      5
                                                                        -------
     FACE
    AMOUNT
     (000)
    -------

SHORT-TERM INVESTMENT (4.3%)
  UNITED STATES (2.4%)
    REPURCHASE AGREEMENT (2.4%)
      1,596 Chase Securities, Inc., 6.15%, dated 6/30/00,
           due 7/03/00, to be repurchased at $1,597,
           collateralized by U.S. Treasury Notes, 6.00%, due
           2/15/26, valued at $1,625..............................        1,596
                                                                        -------
  TURKEY
    SOVEREIGN (1.9%)
TRL 869,000,000 Turkey Treasury Bill, 0.00%, 8/23/00..............        1,238
                                                                        -------
TOTAL SHORT-TERM INVESTMENTS (Cost $2,834)........................        2,834
                                                                        -------
TOTAL INVESTMENTS (99.1%) (Cost $63,457)..........................       64,752
                                                                        -------
OTHER ASSETS (11.2%)
  Cash..................................   $    80
  Receivable for Investments Sold.......     5,668
  Interest Receivable...................     1,549
  Other.................................         7                        7,304
                                           -------
LIABILITIES (-10.3%)
  Payable for Investments Purchased.....    (6,508)
  Investment Advisory Fees Payable......      (114)
  Net Unrealized Loss on Foreign Currency
   Exchange Contracts...................       (17)
  Foreign Taxes Payable.................       (17)
  Directors' Fees and Expenses Payable..       (15)
  Custodian Fees Payable................       (13)
  Administrative Fees Payable...........       (11)
  Other Liabilities.....................       (24)                      (6,719)
                                           -------                      -------
NET ASSETS (100%).......................                               $ 65,337
                                                                        =======
NET ASSETS CONSIST OF:
Paid in Capital...................................................     $156,676
Undistributed Net Investment Income...............................        3,230
Accumulated Net Realized Loss.....................................      (95,864)
Unrealized Appreciation on Investments and Foreign
  Currency Translations...........................................        1,295
                                                                        -------
NET ASSETS........................................................     $ 65,337
                                                                        =======

                                                                         AMOUNT
                                                                          (000)
-------------------------------------------------------------------------------
CLASS A:
NET ASSETS........................................................     $ 64,832
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 20,210,964 outstanding $0.001 par value
  shares (authorized 500,000,000 shares)..........................     $   3.21
                                                                       ========
CLASS B:
NET ASSETS........................................................     $    505
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 155,829 outstanding $0.001 par value
  shares (authorized 500,000,000 shares)..........................     $   3.24
                                                                       ========

-------------------------------------------------------------------------------
(a)  --  Non-income producing
(b)  --  Security is in default.
(e)  --  144A Security--certain conditions for public sale may exist.
(n)  --  Step Bond--coupon rate increases in increments to maturity.
         Rate disclosed is as of June 30, 2000. Maturity date disclosed is the ultimate maturity date.
ARP  --  Argentine Peso
EUR  --  European Monetary Unit
PDI  --  Past Due Interest
PIK  --  Payment-In-Kind. Income may be received in additional securities or cash at the discretion of the issuer.
TRL  --  Turkish Lira
Floating Rate -- The interest rate on these instruments are based on changes in a designated base rate. The rates shown are those in effect on June 30, 2000.

--------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

 Under the terms of foreign currency exchange contracts open at June 30, 2000, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:


   CURRENCY                              IN                            NET
     TO                              EXCHANGE                       UNREALIZED
   DELIVER      VALUE   SETTLEMENT      FOR        VALUE           GAIN (LOSS)
    (000)       (000)      DATE        (000)       (000)               (000)
--------------------------------------------------------------------------------
  EUR  859    $  819     7/05/00      U.S.$  800   $  800            $ (19)
  EUR  409       392     8/07/00      U.S.$  391      391               (1)
 U.S.$ 816       816     7/05/00       EUR   859      819                3
              ------                               ------            ------
              $2,027                               $2,010            $ (17)
              ======                               ======            ======

   The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------
Emerging Markets Debt Portfolio
                                       118

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
FIXED INCOME PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 2000)
--------------------------------------------

Corporate Bonds and Notes                (38.5%)
Collateralized Mortgage Obligations       (1.9%)
U.S. Government & Agency Obligations     (42.9%)
Commercial Mortgages                      (5.4%)
Asset Backed Securities                   (6.3%)
Yankee Bond                               (6.9%)
Other                                    (-1.9%)

PERFORMANCE COMPARED TO THE LEHMAN
AGGREGATE BOND INDEX(1)
----------------------------------

                                             TOTAL RETURNS(2)
                               -----------------------------------------
                                                    AVERAGE     AVERAGE
                                                    ANNUAL      ANNUAL
                                          ONE        FIVE       SINCE
                                YTD       YEAR       YEARS      INCEPTION
                               ------    -------    -------     ---------
PORTFOLIO -- CLASS A..........   3.34%     3.92%      6.10%      7.22%
PORTFOLIO -- CLASS B..........   3.29      3.24        N/A       5.09
INDEX -- CLASS A..............   3.99      4.57       6.25       7.46
INDEX -- CLASS B..............   3.99      4.57        N/A       5.54


1. The Lehman Aggregate Bond Index is an unmanaged index comprised of the Government/ Corporate Bond Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The Fixed Income Portfolio seeks to provide a high total return consistent with the preservation of capital by investing primarily in a diversified portfolio of fixed income securities.

For the six months ended June 30, 2000, the Portfolio had a total return of 3.34% for the Class A shares and 3.29% for the Class B shares compared to 3.99% for the Lehman Aggregate Bond Index (the "Index"). For the one year ended June 30, 2000, the Portfolio had a total return of 3.92% for the Class A shares and 3.24% for the Class B shares compared to 4.57% for the Index. For the five-year period ended June 30, 2000, the average annual total return for the Class A shares was 6.10% compared to 6.25% for the Index. For the period from inception on May 15, 1991 through June 30, 2000, the average annual total return for the Class A shares was 7.22% compared to 7.46% for the Index. For the period from inception on January 2, 1996 through June 30, 2000, the average annual total return for the Class B shares was 5.09% compared to 5.54% for the Index. As of June 30, 2000, the Portfolio had a SEC 30-day yield of 6.90% for the Class A shares and 6.75% for the Class B shares.

Our active management of the Portfolio's interest rate risk position had a favorable effect on relative performance, although this was more than offset by the unfavorable effects of the systematic widening of yield spreads on the Portfolio's above-benchmark corporate and mortgage positions for most of this period.

There was a sharp contrast between the first and second quarters of 2000 for the U.S. economy. The first quarter was characterized by a series of strong economic statistics and a continuation of the boom in private demand, bringing real GDP growth to the 6% area on an annualized basis. As such growth is well above the Federal Reserve's target level, the central bank responded by a further tightening of monetary policy via a series of additional increases in short-term interest rates. The second quarter, however, brought with it some early signs of an economic slowdown, the most notable of which was the weak May employment report issued in early June. It would appear, therefore, that the cumulative effects of the Fed's year-long string of tightening moves helped trigger this slowdown, although other factors, such as recent declines in equity prices and the relatively high cost of capital for private sector borrowers, have conspired to help to slow the economy, as well.

The first half of the year was also notable because of the dramatic volatility in yield spreads in the non-Treasury sectors. In the first quarter, the U.S. Treasury formally initiated a program to use a portion of the federal budget

--------------------------------------------------------------------------------
THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS
FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A
RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE
CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

--------------------------------------------------------------------------------
                                                          Fixed Income Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
FIXED INCOME PORTFOLIO (CONT.)

surplus to buyback outstanding Treasury debt issues. At the same time, the bond market was growing increasingly concerned that the Fed's continued pursuit of an aggressive tightening campaign would eventually produce a "hard landing" for the U.S. economy. Together, these factors led to strong demand for Treasury securities, and, consequently, a dramatic widening of the yield spreads for corporate, mortgage, agency, and asset-backed securities for most of this year. In fact, yield spreads in all of these sectors reached record or near-record levels by late May.

The situation changed markedly in June, however, as the aforementioned signs of moderating economic growth lessened the probability of further aggressive Fed tightening moves and reduced the risk of the eventual "hard landing" for the economy. The result was a strong rally in corporates and other non-Treasury sectors and a significant decline in yield spreads relative to Treasuries during June. And while the U.S. Treasury continues to implement its debt buyback program, value investors have started to pay more attention to the return potential of the non-Treasury sectors' high yield premiums, which represent extremely attractive value relative to history and to their underlying fundamentals; this is evidenced, for example, by the strong performance of corporate bonds during June despite a significant increase in new issuance.

Still, the recovery of yield spreads during June was not enough to offset the unfavorable effects of the systematic widening of yield spreads during most of this period, thereby explaining virtually all of the Portfolio's underperformance. While we are disappointed in the recent performance of the Portfolio, we are comforted in knowing that the relative "losses" are the result of marking our securities to market, and are not due to any permanent impairment in the securities' underlying cash flows; in fact, the timing and quality of the cash flows associated with the Portfolio's non-Treasury holdings have been as good as, or better than, expected. As disciplined value investors, we recognize that a well-diversified, high-quality strategy emphasizing the non-Treasury sectors will generate a significant amount of extra yield than either Treasury securities or the Salomon Broad Index, and we expect this yield premium to be a key component of our relative performance as we go forward. To the extent that yield spreads narrow further -as they did during June, for example - then this would "front load" some of the benefit in the form of relative price gains and enhanced performance versus Treasuries and the Index. Thus, we remain very comfortable with our current strategy of overweighting the corporate and mortgage sectors and concurrently underweighting the allocation to lower-yielding Treasury securities. Moreover, with a weighted average credit quality of AA+ and very little relative mortgage prepayment risk versus the benchmark, we believe the Portfolio has a very attractive risk profile in relation to its significant yield advantage.

Our management of interest-rate risk added value through the first half of this year. Disciplined adherence to our key value measures -- real interest rates and the difference between actual and implied inflation -- allowed us opportunities to actively manage the Portfolio's interest-rate sensitivity (IRS), resulting in several changes to the IRS position. The key strategic moves involved an initial extension of the Portfolio's IRS position relative to the benchmark in early January just prior to a rally in Treasury securities, and a subsequent reduction in this position as Treasury yields declined and our key value measures diminished. We ended the quarter with only a small long position versus the benchmark. Our key value measures remained in positive territory at the end of June, thereby justifying this modest above-benchmark IRS position. We continued to favor cash flows in the 10-year area relative to the benchmark, as this area appeared to represent the best relative value along the yield curve.

In summary, then, we want you to know that we share a sense of disappointment in our recent performance. At the same time, however, we hope you recognize and appreciate our disciplined adherence to our time-tested, value approach toward fixed income investing, and share our strong conviction that the tremendous value potential inherent in the Portfolio's current strategy will eventually lead us back to the high grounds of superior relative performance.

Warren Ackerman, III
PORTFOLIO MANAGER

Thomas L. Bennett
PORTFOLIO MANAGER

Kenneth B. Dunn
PORTFOLIO MANAGER

Roberto M. Sella
PORTFOLIO MANAGER

W. David Armstrong
PORTFOLIO MANAGER

July 2000


--------------------------------------------------------------------------------
Fixed Income Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF THE NET ASSETS (UNAUDITED)
JUNE 30, 2000
--------------------------------------------------------------------------------
FIXED INCOME PORTFOLIO


   FACE
  AMOUNT                                                                   VALUE
   (000)                                                                   (000)
--------------------------------------------------------------------------------
FIXED INCOME SECURITIES (101.9%)
    ASSET BACKED SECURITIES (6.3%)
$      (e)2,000     Aesop Funding II LLC,
                       Series 97-1, Class A1, 6.22%, 10/20/01 ....... $   1,996
          2,400     COMED,
                       Series 98-1, Class A2, 5.29%, 6/25/03 ........     2,375
          2,237     Ford Credit Auto Owner Trust,
                       Series 98, Class B, 5.85%, 10/15/01 ..........     2,231
            620     MBNA Master Credit Card Trust,
                       Series 2000-E, Class A 7.80%, 10/15/12 .......       640
       (e)3,250     Team Fleet Financing Corp.,
                       Series 97-1A, 7.35%, 5/15/03 .................     3,235
                                                                      ----------
TOTAL ASSET BACKED SECURITIES                                            10,477
                                                                      ----------

  CORPORATE BONDS AND NOTES (45.4%)
    ENERGY (0.7%)
          1,330     Conoco, Inc., 6.95%, 4/15/29 ....................     1,213
                                                                      ----------
    FINANCE (28.4%)
          1,800     American General Finance Corp.
                       6.75%, 11/15/04 ..............................     1,740
       (e)2,000     American General Institutional Capital,
                       Series A, 7.57%, 12/01/45 ....................     1,767
          1,970     Associates Corp. of North America,
                       5.80%, 4/20/04 ...............................     1,850
            760     Bank One Corp., MTN,
                       Series A, 6.00%, 2/17/09 .....................       662
            455     BankAmerica Corp. 5.875%, 2/15/09 ...............       402
            800     Bellsouth Capital Funding Corp.
                       7.75%, 2/15/10 ...............................       801
          1,000     Chase Manhattan Corp., 6.00%, 2/15/09 ...........       886
          3,000     CNA Financial Corp., 6.50%, 4/15/05 .............     2,715
          1,000     Donaldson, Lufkin & Jenrette, Inc.,
                       6.90%, 10/01/07 ..............................       937
         (e)950     Equitable Life Assurance Society USA
                       6.95%, 12/01/05 ..............................       918
       (e)2,500     Farmers Exchange Capital, 7.05%, 7/15/28 ........     2,028
          2,000     FleetBoston Financial Corp. 6.375%, 5/15/08 .....     1,817
          1,470     Ford Motor Co., 6.375%, 2/01/29 .................     1,207
          1,575     General Electric Capital Corp. 7.375%, 1/19/10 ..     1,589
          2,000     General Motors Acceptance Corp.
                       7.48%, 2/28/03 ...............................     1,996
       (e)2,500     Goldman Sachs Group, 6.34%, 3/01/06 .............     2,323
            655     Hartford Financial Services Group, Inc.
                       7.75%, 6/15/05 ...............................       658
            825     Household Finance Corp. 5.875%, 2/01/09 .........       717
       (e)2,950     John Hancock, 7.375%, 2/15/24 ...................     2,729
            875     Lehman Brothers Holding, Inc. 8.25%, 6/15/07 ....       876
       (e)3,000     Liberty Mutual Insurance Co., 8.20%, 5/04/07 ....     2,950
       (e)2,000     Lumbermans Mutual Casualty Co.,
                       8.45%, 12/01/97 ..............................     1,544
          3,000     Merrill Lynch & Co., 6.00%, 2/12/03 .............     2,902
            825     PNC Funding Corp. 6.125%, 2/15/09 ...............       730
       (e)2,500     Prudential Insurance Co., 6.375%, 7/23/06 .......     2,334
          2,000     Salomon, Inc., 7.30%, 5/15/02 ...................     1,996
          1,500     Simon Debartolo Group, MTN,
                       7.125%, 9/20/07 ..............................     1,385
            345     State Street Boston Corp. 7.65%, 6/15/10 ........       344
            850     Wells Fargo Co. 6.625%, 7/15/04 .................       829
       (e)3,507     World Financial Credit, 6.91%, 9/01/13 ..........     3,284
                                                                      ----------
                                                                         46,916
                                                                      ----------
    INDUSTRIAL (5.9%)
          1,085     DaimlerChysler NA Holding Corp. 8.00%,
                       6/15/10 ......................................     1,105
            800     Delphi Auto Systems Corp., 7.125%, 5/01/29 ......       688
            725     Federated Department Stores, Inc.
                       6.30%, 4/01/09 ...............................       639
            605     Hertz Corp. 8.25%, 6/01/05 ......................       616
            610     IBM Corp. 6.50%, 1/15/28 ........................       552
       (e)2,000     Lockheed Martin Corp., 8.20%, 12/01/09 ..........     2,022
          2,000     Lowe's Companies, Inc., 6.50%, 3/15/29 ..........     1,628
            850     News America Holdings 8.875%, 4/26/23 ...........       870
            510     Norfolk Southern Corp. 6.20%, 4/15/09 ...........       455
            200     Phillips Petroleum Co. 8.75%, 5/25/10 ...........       212
            195     Time Warner Inc. 6.625%, 5/15/29 ................       164
            240     Time Warner, Inc. 7.25%, 9/01/08 ................       232
            460     TRW, Inc. 8.75%, 5/15/06 ........................       469
                                                                      ----------
                                                                          9,652
                                                                      ----------
    TELEPHONES (3.5%)
          1,000     AT&T Canada, Inc. 7.65%, 9/15/06 ................       990
            670     AT&T Corp., 6.50%, 3/15/29 ......................       563
            640     Bellsouth Telecommunications, Inc.
                       6.375%, 6/01/28 ..............................       534
         (e)815     U.S. West Communications Group
                       7.625%, 6/09/03 ..............................       813
          3,000     Worldcom, Inc., 6.40%, 8/15/05 ..................     2,847
                                                                      ----------
                                                                          5,747
                                                                      ----------
    YANKEE BONDS (6.9%)
          1,500     Abbey National plc, 7.95%, 10/26/29 .............     1,484
          2,000     Ahold Finance USA, Inc., 6.875%, 5/01/29 ........     1,682
            395     Deutsche Telekom International Finance B.V.
                       8.00%, 6/15/10 ...............................       398
       (e)1,693     Oil Enterprises Ltd., 6.239%, 6/30/08 ...........     1,609
          2,000     Republic of Italy 7.25%, 2/07/05 ................     2,011
          3,000     Sony Corp., 6.125%, 3/04/03 .....................     2,925
       (e)1,250     Vodafone AirTouch plc 7.625%, 2/15/05 ...........     1,253
                                                                      ----------
                                                                         11,362
                                                                      ----------
TOTAL CORPORATE BONDS AND NOTES .....................................   74,890
                                                                      ----------
  MORTGAGE PASS-THROUGHS (50.2%)
    AGENCY FIXED RATE MORTGAGES (42.9%)
              4     Federal Home Loan Mortgage Corporation
                       13.00%, 9/01/10 ..............................         5
          7,470     Federal Home Loan Mortgage Corporation
                       6.00%, 12/01/28 ..............................     6,856
          6,327     Federal Home Loan Mortgage Corporation
                       6.00%, 12/01/28 ..............................     5,807
          2,662     Federal Home Loan Mortgage Corporation
                       6.00%, 12/01/28 ..............................     2,443


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                                          Fixed Income Portfolio
                                       121

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF THE NET ASSETS (UNAUDITED)
JUNE 30, 2000
--------------------------------------------------------------------------------
FIXED INCOME PORTFOLIO (CONT.)

   FACE
  AMOUNT                                                                   VALUE
   (000)                                                                   (000)
--------------------------------------------------------------------------------
  MORTGAGE PASS-THROUGHS  (CONT.)
    AGENCY FIXED RATE MORTGAGES  (CONT.)
$         3,120     Federal National Mortgage Association
                       7.25%, 1/15/10 ............................... $   3,151
          1,590     Federal National Mortgage Association
                       8.00%, 2/01/12 ...............................     1,607
         15,054     Federal National Mortgage Association
                       6.00%, 4/01/28 ...............................    13,802
          9,441     Federal National Mortgage Association
                       6.00%, 2/01/29 ...............................     8,646
          8,000     Federal National Mortgage Association
                       6.25%, 5/15/29 ...............................     7,194
          5,000     Government National Mortgage Association
                       TBA, 6.50%, 7/01/30 ..........................     4,745
         17,000     Government National Mortgage Association
                       TBA, 7.00%, 7/01/30 ..........................    16,525
                                                                      ----------
                                                                         70,781
                                                                      ----------
COLLATERALIZED MORTGAGE OBLIGATIONS (1.9%)
          2,027     Mid-State Trust, Series 4 A, 8.33%, 4/01/30 .....     2,062
          1,250     Peco Energy Transition Trust,
                       Series 99-A, Class A6, 6.05%, 3/01/09 ........     1,167
                                                                      ----------
                                                                          3,229
                                                                      ----------
COMMERCIAL MORTGAGES (5.4%)
            603     Chase Commercial Mortgage Securities Corp.,
                       Series 97-2, Class A1, 6.45%, 12/19/04 .......       584
          2,161     First Union-Lehman Brothers Commercial Mortgage,
                       Series 97-C2, Class A1, 6.48%, 3/18/04 .......     2,125
          3,885     Lehman Brothers Large Loan,
                       Series 97-LLIA1, 6.79%, 6/12/04 ..............     3,831
          2,463     Merrill Lynch Mortgage Investors, Inc.,
                       Series 98-C2, Class A1, 6.22%, 2/15/30 .......     2,381
                                                                      ----------
                                                                          8,921
                                                                      ----------
TOTAL MORTGAGE PASS-THROUGHS ........................................    82,931
                                                                      ----------
TOTAL FIXED INCOME SECURITIES (Cost $175,365) .......................   168,298
                                                                      ----------
SHORT-TERM INVESTMENT (10.8%)
  REPURCHASE AGREEMENT (10.8%)
         17,875     Chase Securities, Inc., 6.15%, dated 6/30/00,
                       due 7/03/00, to be repurchased at $17,884,
                       collateralized by U.S. Treasury Notes,
                       5.875%, due 11/15/05, valued at $18,253
                       (Cost $17,875) ...............................    17,875
                                                                      ----------
TOTAL INVESTMENTS (112.7%)(Cost $193,240) ...........................   186,173
                                                                      ----------

                                                                        AMOUNT
                                                                         (000)
                                                                      ---------
OTHER ASSETS (1.1%)
Interest Receivable ................................. $   1,823
Other ...............................................        11       $   1,834
                                                      ---------
LIABILITIES (-13.8%)
  Payable for Investments Purchased .................   (22,562)
  Bank Overdraft Payable ............................      (157)
  Investment Advisory Fees Payable ..................      (103)
  Administrative Fees Payable .......................       (21)
  Directors' Fees and Expenses Payable ..............       (18)
  Custodian Fees Payable ............................        (7)
  Distribution Fees Payable .........................        (1)
  Other Liabilities .................................       (22)        (22,891)
                                                      ---------       ----------
NET ASSETS (100%) ...................................                  $ 165,116
                                                                      ==========
NET ASSETS CONSIST OF:
Paid in Capital ..................................................... $ 175,591
Undistributed Net Investment Income .................................       990
Accumulated Net Realized Loss .......................................    (4,398)
Unrealized Appreciation on Investments ..............................    (7,067)
                                                                      ----------
NET ASSETS .......................................................... $ 165,116
                                                                      ==========
CLASS A:
--------
NET ASSETS .......................................................... $ 163,221
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 15,850,059 outstanding $0.001 par value
  shares (authorized 500,000,000 shares) ............................ $   10.30
                                                                      ==========
CLASS B:
--------
NET ASSETS .......................................................... $   1,895
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 183,851 outstanding $0.001 par value
  shares (authorized 500,000,000 shares) ............................ $   10.31
                                                                      ==========
--------------------------------------------------------------------------------

(e) -- 144A Security -- certain conditions for public sale may exist.
MTN -- Medium Term Note
TBA -- Security is subject to delayed delivery -- See Note A-7 to financial statements.


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
Fixed Income Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
GLOBAL FIXED INCOME PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 2000)
--------------------------------------------

Australian Dollar           (2.3%)
British Pound               (6.0%)
Canadian Dollar             (3.9%)
Danish Krone                (4.6%)
Euro                       (34.2%)
Japanese Yen               (17.4%)
Swedish Krona               (1.8%)
United States Dollar       (24.0%)
Other                       (5.8%)

PERFORMANCE COMPARED TO THE J.P. MORGAN
TRADED GLOBAL BOND INDEX (1)
---------------------------------------

                                         TOTAL RETURNS(2)
                            -------------------------------------------
                                                    AVERAGE    AVERAGE
                                                    ANNUAL      ANNUAL
                                         ONE         FIVE       SINCE
                              YTD        YEAR        YEARS    INCEPTION
                            ------      ------      ------    ---------
PORTFOLIO -- CLASS A ......  -0.80%      -0.29%       3.80%       5.93%
PORTFOLIO -- CLASS B ......  -0.89       -0.49        N/A         2.66
INDEX -- CLASS A ..........   0.41        2.70        3.74        7.25
INDEX -- CLASS B ..........   0.41        2.70        N/A         3.43

1. The J.P. Morgan Traded Global Bond Index is an unmanaged index of securities and includes Australia, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, The Netherlands, New Zealand, Portugal, South Africa, Spain, Sweden, the United Kingdom and the United States.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The Global Fixed Income Portfolio seeks to produce an attractive real rate of return while preserving capital by investing primarily in high quality fixed income securities issued by U.S. and foreign governments and their agencies, and instrumentalities with varying maturities in various currencies. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

For the six months ended June 30, 2000, the Portfolio had a total return of -0.80% for the Class A shares and -0.89% for the Class B shares compared to 0.41% for the J.P. Morgan Traded Global Bond Index (the "Index"). For the one year ended June 30, 2000, the Portfolio had a total return of -0.29% for the Class A shares and -0.49% for the Class B shares compared to 2.70% for the Index. For the five-year period ended June 30, 2000, the average annual total return for the Class A shares was 3.80% compared to 3.74% for the Index. For the period from inception on May 1, 1991 through June 30, 2000, the average annual total return for the Class A shares was 5.93% compared to 7.25% for the Index. For the period from inception on January 2, 1996 through June 30, 2000, the average annual total return for the Class B shares was 2.66% compared to 3.43% for the Index. As of June 30, 2000, the Portfolio had a SEC 30-day yield of 4.69% for the Class A shares and 4.54% for the Class B shares.

The first half of the year was a positive period for global bonds and all markets represented in the Index produced solid positive returns.

In the U.S., the backdrop was one of rising interest rates as the Federal Reserve raised its key short-term interest rate by a further 1.00% in an effort to slow the highly buoyant economy and head off the emergence of significant inflationary pressures. In the first quarter, the persistent uncertainty regarding the likely magnitude of future monetary tightening had a negative impact on the front end of the yield curve. In contrast, and surprising in this environment, longer maturity bonds rallied strongly with the ten-year yield falling approximately 40 basis points and the long bond down close to 70 basis points. This move was largely prompted by concerns over supply, following the announcement of a larger than expected Treasury buyback program focused on longer maturity bonds. The second quarter saw a more subdued performance although, recently, evidence of slower U.S. growth and greater uncertainty in global equity market has raised hopes that the period of Fed tightening may soon be coming to an end and Treasuries have rallied across the curve. Also important during the period was the divergent performance between Treasuries and non-government sectors as the increased demand for Treasuries materialized at the expense of all spread

-------------------------------------------------------------------------------
THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

--------------------------------------------------------------------------------
                                                   Global Fixed Income Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
GLOBAL FIXED INCOME PORTFOLIO (CONT.)

products. Elsewhere, improving economic growth, a still benign inflation backdrop (at least on a core basis) and central bank tightening saw the European and dollar bloc bond markets follow the trends in the U.S. although to a much lesser degree, resulting in a flattening of government yield curves. In contrast, the Japanese market displayed little correlation with other bond markets and was the poorest performer on stronger economic growth and anticipation of an end to the zero interest rate policy.

While falling yields had a positive impact on the absolute returns of the Portfolio over the period, the broad appreciation of the dollar subtracted from these returns. During the period, the dollar rose 3.3% against the yen, 4.4% against the euro and 6.1% against sterling.

In terms, of performance relative to the benchmark, our duration, country and currency positions made a net positive contribution to performance. The positive benefit of both our long duration exposure to the dollar bloc and European markets and our overweighting to these markets relative to Japan are being partially offset by our overweight exposure to the European currencies. The major negative which impacted performance was our strategic overweighting to the corporate sector which underperformed strikingly over the period. We remain committed to this position, as we believe that this sector represents unusually attractive long-term value, particularly in the U.S., and we expect our strategy to outperform over the longer term.

In terms of strategy, we have recently reduced our excess duration in Europe and the U.S. after the sharp rally in these bond markets that followed the release of weaker than expected U.S. employment data. This change moved the Portfolio to a neutral interest rate exposure in the dollar bloc countries. The Portfolio remains overweight duration in Europe. There has been no change to our underweight duration position in Japan or in our currency strategy. The Portfolio remains approximately 5% overweight the European currencies versus the Japanese yen and 1% overweight the Australian and Canadian dollars versus the U.S. dollar.

Although the recent increase in energy prices promise ugly inflation numbers in the months ahead, we believe that the principal effect will be to slow economic growth rather than create a sustained boost in inflation. We also agree that the evidence of slower U.S. economic growth should not be dismissed although we are concerned that the recent shift in market sentiment may be excessive. On balance, financial conditions still seem supportive of world growth. To be sure, real short-term interest rates are mildly restrictive in the U.S. and neutral in Europe. However, high U.S. equity prices and a low euro make overall financial conditions on the stimulative side. In Japan, the likelihood is that the central bank will increase interest rates this summer, but this is the only one expected for a very long time.

These considerations make us chary of the front end of the U.S. yield curve. However, longer-dated forwards still offer attractive real interest rates and we still consider the bonds in the 7-10 year sector to offer fair value. Meanwhile, the Australian and Canadian dollars, and euro remain at very low levels (the latter against the yen) and we remain comfortable holding these positions. Indeed, the narrowing of growth differentials between the U.S. and Europe and lessening of prospective interest rate increases between the U.S. and other dollar bloc countries suggest a more positive economic environment in which to realize their longer-term value.

Our outlook is for continued monetary tightening with a greater risk of the market being surprised by larger-than expected increases. At the same time, risk premia offered on long-maturity bonds are low. Intermediate bonds, however, still offer fair or slightly attractive value and we are comfortable with a largely neutral position overall.

J. David Germany
PORTFOLIO MANAGER

Michael B. Kushma
PORTFOLIO MANAGER

Paul F. O'Brien
PORTFOLIO MANAGER

Ram Willner
PORTFOLIO MANAGER

Christian G. Roth
PORTFOLIO MANAGER

July 2000

--------------------------------------------------------------------------------
Global Fixed Income Portfolio
                                      124

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
--------------------------------------------------------------------------------
GLOBAL FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

  FACE
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
------------------------------------------------------------------------------
FIXED INCOME SECURITIES (94.2%)
  AUSTRALIAN DOLLAR (2.3%)
    US GOVERNMENT & AGENCY OBLIGATIONS (2.3%)
AUD   1,200 Federal National Mortgage Association
              6.50%, 7/10/02 ..........................................$   715
                                                                       -------
  BRITISH POUND (6.0%)
    GOVERNMENT BONDS (6.0%)
GBP     550 United Kingdom Treasury Gilt
              8.00%, 12/07/00 .........................................    832
        600 United Kingdom Treasury Gilt
              8.50%, 7/16/07 ..........................................  1,061
                                                                       -------
                                                                         1,893
                                                                       -------
  CANADIAN DOLLAR (3.9%)
    GOVERNMENT BONDS (3.9%)
CAD   1,800 Government of Canada 5.25%, 12/01/01 ......................  1,205
                                                                       -------
  DANISH KRONE (4.6%)
    GOVERNMENT BONDS (4.6%)
DKK   4,600 Kingdom of Denmark 7.00%, 12/15/04 ........................    614
      5,900 Kingdom of Denmark 8.00%, 3/15/06 .........................    835
                                                                       -------
                                                                         1,449
                                                                       -------
  EUROPEAN CURRENCY UNIT (34.2%)
    CORPORATE BONDS (3.9%)
EUR     150 ABN AMRO Bank NV, MTN
              4.625%, 5/12/09 .........................................    127
        200 BAT International Finance, MTN
              4.875%, 2/25/09 .........................................    162
        200 Burmah Castrol plc 4.875%, 3/31/09 ........................    177
     (e)150 Dresdner Funding Trust 5.79%, 6/30/11 .....................    128
        200 Mannesmann Finance BV 4.75%, 5/27/09 ......................    167
        150 Marconi Corp. plc 6.375%, 3/30/10 .........................    139
        200 Philip Morris Financial 4.50%, 04/06/06 ...................    171
        150 SNS Bank of Nederland, MTN
              6.125%, 4/07/10 .........................................    142
                                                                       -------
                                                                         1,213
                                                                       -------
    GOVERNMENT BONDS (30.3%)
      1,500 Bundesobligation 5.00%, 8/20/01 ...........................  1,432
        300 Bundesrepublik Deutschland 6.00%, 7/04/07 .................    299
        500 Buoni Poliennali Del Tesoro 3.75%, 9/01/02 ................    464
      1,000 Buoni Poliennali Del Tesoro 9.50%, 2/01/06 ................  1,139
      1,000 Deutschland Republic 6.50%, 7/04/27 .......................  1,075
      1,000 Government of France 5.50%, 10/25/07 ......................    965
      1,200 Government of France 5.25%, 4/25/08 .......................  1,138
      1,000 Government of France 6.00%, 10/25/25 ......................    991
      1,350 Government of The Netherlands, Series I,
              8.25%, 2/15/02 ..........................................  1,350
        700 Republic of Austria, MTN 5.50%, 10/20/07 ..................    668
                                                                       -------
                                                                         9,521
                                                                       -------
                                                                        10,734
                                                                       -------
  JAPANESE YEN (17.4%)
    CORPORATE BONDS (7.8%)
JPY 110,000 International Bank for Reconstruction &
              Development 4.75%, 12/20/04 .............................  1,210
    130,000 KFW International Finance 1.00%, 12/20/04 .................  1,229
                                                                       -------
                                                                         2,439
                                                                       -------
    GOVERNMENT BONDS (8.4%)
    300,000 Government of Japan, Series 207,
              0.90%, 12/22/08 .........................................  2,626
                                                                       -------
    U.S. GOVERNMENT & AGENCY OBLIGATIONS (1.2%)
     40,000 Federal National Mortgage
              Association - Global 1.75%, 3/26/08 .....................    382
                                                                       -------
                                                                         5,447
                                                                       -------
  SWEDISH KRONA (1.8%)
    GOVERNMENT BONDS (1.8%)
SEK   4,900 Swedish Government 6.00%, 2/09/05 .........................    570
                                                                       -------
  UNITED STATES DOLLAR (24.0%)
    ASSET BACKED SECURITIES (0.4%)
U.S.$   120 MBNA Master Credit Card Trust, Series
              2000E, Class A 7.80%, 10/15/12 ..........................    124
                                                                       -------
    CORPORATE BONDS (15.4%)
        100 Abbey National Capital Trust
              8.963%, 12/29/49 ........................................     99
        100 Abbey National plc 7.95%, 10/26/29 ........................     99
        150 AT&T Corp. 6.50%, 3/15/29 .................................    126
        220 BankAmerica Corp. 5.875%, 2/15/09 .........................    194
        200 Conoco, Inc., 6.95%, 4/15/29 ..............................    182
        150 DaimlerChrysler Corp. 8.00%, 6/15/10 ......................    153
        200 Equitable Cos. 7.00%, 4/01/28 .............................    175
     (e)250 Farmers Exchange Capital, 7.05%, 7/15/28 ..................    201
     (e)150 First Chicago Corp., 7.75%, 12/01/26 ......................    133
     (e)100 Florida Windstorm 7.125%, 2/25/19 .........................     91
        250 Ford Motor Co., 6.375%, 2/01/29 ...........................    204
        150 General Electric Capital Corp.
              7.375%, 1/19/10 .........................................    151
        200 General Motors Acceptance Corporation
              7.75%, 1/19/10 ..........................................    199
     (e)100 HSBC Capital Funding LP, Series 2
              10.176%, 12/31/49 .......................................    107
        200 Lucent Technologies 6.45%, 3/15/29 ........................    177
        250 Merrill Lynch & Co., Inc. 6.875%, 11/15/18 ................    222
     (e)300 Metropolitan Life Insurance 7.45%, 11/01/23 ...............    263
     (e)200 Monsanto Co., 6.60%, 12/01/28 .............................    177
     (e)300 Nationwide Mutual Insurance 7.50%, 2/15/24 ................    254
        350 Procter & Gamble Co. 6.60%, 12/15/04 ......................    343
     (e)200 Prudential Insurance Co. 8.30% 7/01/25 ....................    202
        150 Royal Bank of Scotland Group, plc
              9.118%, 3/31/49 .........................................    153
     (e)250 Vodafone Airtouch plc 7.75%, 2/15/10 ......................    248
        150 Wal-Mart Stores 6.875%, 8/10/09 ...........................    147
        100 Wal-Mart Stores 7.55%, 2/15/30 ............................    103
        250 Wells Fargo Co. 6.625%, 7/15/04 ...........................    244
        200 Worldcom, Inc. 6.95%, 8/15/28 .............................    177
                                                                       -------
                                                                         4,824
                                                                       -------


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                                   Global Fixed Income Portfolio
                                      125

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
--------------------------------------------------------------------------------
GLOBAL FIXED INCOME PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

  FACE
 AMOUNT                                                                   VALUE
  (000)                                                                   (000)
--------------------------------------------------------------------------------
  UNITED STATES DOLLAR (CONT.)
    U.S. TREASURY NOTES (3.6%)
U.S.$   500 U.S. Treasury Note 7.50%, 2/15/05 ..........................$    524
        600 U.S. Treasury Note 6.50%, 8/15/05 ..........................     607
                                                                         -------
                                                                           1,131
                                                                         -------
    U.S. TREASURY BONDS (4.6%)
      1,200 U.S. Treasury Bond 8.125%, 8/15/19 .........................   1,447
                                                                         -------
                                                                           7,526
                                                                         -------
TOTAL FIXED INCOME SECURITIES (Cost $31,402) ...........................  29,539
                                                                         -------
SHORT-TERM INVESTMENT (3.2%)
  REPURCHASE AGREEMENT (3.2%)
      1,000 Chase Securities, Inc., 6.15%, dated 6/30/00,
              due 7/03/00, to be repurchased at $1,001,
              collateralized by U.S. Treasury Notes,
              5.875%, due 11/15/05, valued at $1,026
              (Cost $1,000) ............................................   1,000
                                                                         -------
FOREIGN CURRENCY (0.8%)
AUD     345 Australian Dollar ..........................................     206
JPY   4,615 Japanese Yen ...............................................      43
                                                                         -------
TOTAL FOREIGN CURRENCY (Cost $250) .....................................     249
                                                                         -------
TOTAL INVESTMENTS (98.2%) (Cost $32,652) ...............................  30,788
                                                                         -------
OTHER ASSETS (2.1%)
  Cash ..........................................................$  3
  Interest Receivable ........................................... 654
  Withholding Tax Receivable ....................................  15
  Other .........................................................   6        678
                                                                 ----
LIABILITIES (-0.3%)
  Net Unrealized Loss on Foreign Currency Exchange
    Contracts ................................................... (52)
  Directors' Fees and Expenses Payable ..........................  (8)
  Investment Advisory Fees Payable ..............................  (7)
  Custodian Fees Payable ........................................  (7)
  Administrative Fees Payable ...................................  (6)
  Payable for Portfolio Shares Redeemed .........................  (1)
  Other Liabilities ............................................. (17)       (98)
                                                                 ----    -------
NET ASSETS (100%) ......................................................$ 31,368
                                                                         =======
NET ASSETS CONSIST OF:
Paid in Capital ........................................................$ 34,974
Undistributed Net Investment Income ....................................     719
Accumulated Net Realized Loss ..........................................  (2,392)
Unrealized Depreciation on Investments and
  Foreign Currency Translations ........................................  (1,933)
                                                                         -------
NET ASSETS                                                              $ 31,368
                                                                         =======
                                                                          VALUE
                                                                          (000)
--------------------------------------------------------------------------------
CLASS A:
--------
NET ASSETS .............................................................$ 31,052
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 2,790,430 outstanding $0.001 par value
  shares (authorized 500,000,000 shares) ...............................$  11.13
                                                                         =======
CLASS B:
--------
NET ASSETS .............................................................$   316
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 28,550 outstanding $0.001 par value
  shares (authorized 500,000,000 shares) ...............................$ 11.08
                                                                        =======

-------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
  Under the terms of foreign currency exchange contracts open at June 30, 2000, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

 CURRENCY                                IN                        NET
    TO                                EXCHANGE                 UNREALIZED
  DELIVER     VALUE   SETTLEMENT        FOR         VALUE         LOSS
  (000)      (000)      DATE           (000)        (000)         (000)
----------  -------   ----------   -----------     ------      ----------
AUD    345  $  206     6/28/00     U.S.$   203     $  203        $ (3)
U.S.$  382     382     7/06/00     JPY  40,000        377          (5)
EUR    800     763     7/07/00     U.S.$   719        719         (44)
AUD    345     206     8/29/00     U.S.$   206        206          --
U.S.$  206     206     6/28/00     AUD     345        206          --
            ------                                 ------        ----
            $1,763                                 $1,711        $(52)
            ======                                 ======        ====

-------------------------------------------------------------------------------
(e)--144A Security -- certain conditions for public sale may exist.
MTN--Medium Term Notes
-------------------------------------------------------------------------------
          SUMMARY OF FIXED INCOME SECURITIES BY SECTOR CLASSIFICATION

                                                 VALUE        PERCENT OF
SECTOR                                           (000)        NET ASSETS
---------------------------------------------------------------------------
Finance                                         $ 8,352         26.7%
Foreign Government and Agency Obligations        17,512         55.8
U.S. Government and Agency Obligations            3,675         11.7
                                                -------         ----
                                                $29,539         94.2%
                                                =======         ====

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
Global Fixed Income Portfolio
                                      126

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO
COMPOSITION OF NET ASSETS (AT JUNE 30, 2000)
-----------------------------------------------

Other                                (2.5%)
Preferred Stocks                     (4.3%)
Asset Backed Securities              (0.2%)
Corporate Bonds and Notes           (90.8%)
Common Stocks                        (0.2%)
Sovereign & Emerging Markets         (2.0%)


PERFORMANCE COMPARED TO THE CS FIRST
BOSTON HIGH YIELD INDEX(1)
--------------------------------------------------------------------



                                          TOTAL RETURNS(2)
                       -----------------------------------------------------
                                                  AVERAGE         AVERAGE
                                                  ANNUAL          ANNUAL
                                      ONE          FIVE           SINCE
                         YTD          YEAR         YEARS        INCEPTION
                       -------      -------     ----------     ------------
PORTFOLIO -- CLASS A... -2.15%        1.26%        9.33%           10.11%
PORTFOLIO -- CLASS B... -2.25         0.94          N/A             8.21
INDEX -- CLASS A....... -0.84        -0.40         6.68             8.11
INDEX -- CLASS B....... -0.84        -0.40          N/A             6.06



1. The CS First Boston High Yield Index is an unmanaged index of high yield corporate bonds.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The High Yield Portfolio seeks to maximize total return by investing primarily in a diversified portfolio of high yield fixed income securities that offer a yield above that generally available on debt securities in the four highest rating categories of the recognized rating services. Investing in high yield fixed income securities, otherwise known as "junk bonds" is speculative and includes greater risk of loss of principal and interest.

For the six months ended June 30, 2000, the Portfolio had a total return of -2.15% for the Class A shares and -2.25% for the Class B shares compared to -0.84% for the CS First Boston High Yield Index (the "Index"). For the one year ended June 30, 2000, the Portfolio had a total return of 1.26% for the Class A shares and 0.94% for the Class B shares compared to -0.40% for the Index. For the five-year period ended June 30, 2000, the average annual total return of Class A shares was 9.33% compared to 6.68% for the Index. For the period from inception on September 28, 1992 through June 30, 2000, the average annual total return of Class A shares was 10.11% compared to 8.11% for the Index. For the period from inception on January 2, 1996 through June 30, 2000, the average annual total return of Class B shares was 8.21% compared to 6.06% for the Index. As of June 30, 2000, the Portfolio had a SEC 30-day yield of 12.36% for the Class A shares and 12.10% for the Class B shares.

The high yield market underperformed higher quality bonds in the first half of 2000. Stock market volatility and several rate hikes by the Federal Reserve caused investors to move money into higher quality fixed income assets. Furthermore, there continued to be large outflows from high yield mutual funds early in the second quarter of 2000 as individual investors continued to invest heavily in high-tech equity funds. This outflow of funds, almost $4 billion in the first five months of 2000, has caused high yield mutual funds to sell securities and create a poor technical situation in the market. Fortunately the situation improved in June 2000 as almost $1 billion was added to high yield mutual funds, the largest gain in some time. The spread on the Index widened by 155 basis points in the first six months of 2000 to 728 basis points over treasuries.

An overweight position in the telecommunications sectors was the biggest drag on performance as these sectors performed poorly due to the NASDAQ volatility. Higher exposure than the Index to non-U.S. issues was another negative factor that impacted on our results.

Our higher quality than the Index portfolio benefited our returns as BB rated securities outperformed lower rated bonds during the second quarter of 2000. Our overweight

--------------------------------------------------------------------------------
THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS
FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A
RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE
CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

--------------------------------------------------------------------------------
                                                            High Yield Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO (CONT.)


allocation to the gaming sector also increased returns as this sector was one of the best performing sectors in the U.S. high yield market.

In terms of portfolio activity, we participated in several new deals as issuers had to price their deals very cheaply to get investors attention. We increased our exposure slightly in the cable and telecom sectors where we found good value. We lowered our target weighting in Columbia/HCA and eliminated positions in several issuers during the first half of 2000, including Metromedia Fiber, Sequa, Voicestream, Snyder Oil and Algoma Steel.

We are optimistic about attaining better returns in the high yield market over the coming months. The high yield market continues to trade at spread levels only surpassed during the last U.S. recession in the early 1990's. This has occurred at the same time that the global economies continue to expand and the default rate has stabilized. Evidence is starting to appear that the Federal Reserve might be able to stop or slow down the restrictive stance that they have had for over the past year. The supply in the new issue market for high yield has slowed considerably this year with issuance down over 50% from the same period last year. Stability is what the high yield market needs: a Federal Reserve on hold, less volatile interest rates and stock market, continued moderate new issue supply, and less outflows (or possibly inflows) from high yield mutual funds. We are hopeful that this stability will emerge soon.

Robert Angevine
PORTFOLIO MANAGER

Stephen F. Esser
PORTFOLIO MANAGER

Gordon W. Loery
PORTFOLIO MANAGER


July 2000








--------------------------------------------------------------------------------
High Yield Portfolio
                                    128

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
--------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

 FACE
AMOUNT                                                                                        VALUE
 (000)                                                                                        (000)
----------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES (0.2%)
   COMMERCIAL MORTGAGE (0.2%)
$      (e)875      FMAC Loan Receivables Trust, Series 96-B,
                     Class C (Floating Rate), 7.929%, 11/15/18 (Cost $749)...............  $     297
                                                                                           ---------
SOVEREIGN & EMERGING MARKETS (2.0%)
        1,350      Federative Republic of Brazil, 12.75%, 1/15/20........................      1,294
          950      Republic of Colombia, 9.75%, 4/23/09..................................        748
          850      Republic of Philippines, 10.625%, 3/16/25.............................        738
                                                                                           ---------
TOTAL SOVEREIGN & EMERGING MARKETS (Cost $2,950)                                               2,780
                                                                                           ---------
CORPORATE BONDS AND NOTES (90.8%)
   ASSET BACKED CORPORATES (0.2%)
          277      Long Beach Auto, Series 97-1, Class B, 14.22%, 10/26/03...............        276
                                                                                           ---------
   AUTOMOTIVE (2.2%)
        2,000      Hayes Lemmerz International, Inc., 8.25%, 12/15/08....................      1,690
        1,500      Tenneco Automotive, Inc., 11.625%, 10/15/09...........................      1,331
                                                                                           ---------
                                                                                               3,021
                                                                                           ---------
   CABLE (11.5%)
        1,875      Adelphia Communications, Series B, 7.75%, 1/15/09.....................      1,580
        1,400      Adelphia Communications, Series B, 8.375%, 2/01/08....................      1,239
          850      Cablevision S.A., 13.75%, 5/01/09.....................................        774
     (e)1,500      Callahan Nordrhein-Westfalen GmbH, 14.00%, 7/15/10....................      1,500
        1,200      Charter Commuincations Holdings, 10.25%, 1/15/10......................      1,160
          825      CSC Holdings, Inc., 9.875%, 5/15/06...................................        834
        1,100      Echostar DBS Corp., 9.375%, 2/01/09...................................      1,064
        1,640      Multicanal S.A., 10.50%, 2/01/07......................................      1,394
     (n)2,050      NTL, Inc., 6.25%, 4/01/08.............................................      1,291
        1,290      Onepoint Communications Corp., 14.50%, 6/01/08........................        645
   (e,n)2,265      RCN Corp., 4.79%, 2/15/08.............................................      1,283
          410      Rogers Cablesystems of America, 10.125%, 9/01/12......................        417
     (n)2,300      Telewest Communications plc, 4.97%, 4/15/09...........................      1,276
        1,365      United Pan-Europe Communications N.V., 10.875%, 8/01/09...............      1,198
                                                                                           ---------
                                                                                              15,655
                                                                                           ---------
   CHEMICALS (2.7%)
        1,300      Huntsman ICI Chemicals, Inc., 10.125%, 7/01/09........................      1,303
        1,400      ISP Holdings, Inc., Series B, 9.00%, 10/15/03.........................      1,302
        1,000      Lyondell Chemical Co., 9.625%, 5/01/07................................        990
                                                                                           ---------
                                                                                               3,595
                                                                                           ---------
   COMMUNICATIONS (19.9%)
     (e)2,000      Bayan Telecommunications, Inc., 13.50%, 7/15/06.......................      1,260
     (e)1,200      Exodus Communications, Inc., 11.625%, 7/15/10.........................      1,206
        1,350      Global Crossing Holdings, 9.625%, 5/15/08.............................      1,313
          965      Global Tele-Systems Ltd., 10.875%, 6/15/08............................        685
          600      Global Tele-Systems Ltd., 11.50%, 12/15/07............................        444
        1,280      Globix Corp., 12.50%, 2/01/10.........................................      1,062
   (e,n)1,850      GT Group Telecom, 8.60%, 2/01/10......................................      1,027
       (n)900      Hermes Europe Railtel B.V., 11.50%, 8/15/07...........................        783
     (n)1,510      Hyperion Telecommunication, 4.72%, 4/15/03............................      1,401
     (n)1,675      Intermedia Communications, Inc., Series B, 5.14%, 7/15/07.............      1,308
          300      Intermedia Communications, Inc., Series B, 8.50%, 1/15/08.............        276
   (e,n)1,275      Level 3 Commuincations, Inc., 8.67%, 3/15/10..........................        695
     (e)1,000      Maxcom Telecommunications S.A de S.V., 13.75%, 4/01/07................        887
     (e)1,375      Netia Holdings II B.V., 13.125%,6/15/09...............................      1,375
     (n)2,550      NEXTLINK Communications, Inc., 5.22%, 4/15/08.........................      1,606
     (e,n)450      NEXTLINK Communications, Inc., 8.15%, 12/01/09........................        263
        1,315      Primus Telecommunications Group, Inc., 9.875%, 5/15/08................      1,019
          640      Primus Telecommunications Group, Inc., 11.25%, 1/05/09................        522
        1,595      Psinet, Inc., 10.00%, 2/15/05.........................................      1,483
          260      Psinet, Inc., 11.00%, 8/01/09.........................................        245
     (n)3,250      Rhythms Netconnections, 9.06%, 5/15/08................................      1,332
     (n)1,440      RSL Communications, plc, 7.80%, 3/01/08...............................        598
        1,875      RSL Communications, plc, 9.125%, 3/01/08..............................      1,219
           51      RSL Communications, plc, 12.25%, 11/15/06.............................         41
        1,025      Tele1 Europe B.V., 13.00%, 5/15/09....................................      1,033
     (n)1,930      Viatel, Inc., 6.26%, 4/15/08..........................................        888
     (n)1,290      Wam!Net, Inc., 7.53%, 3/01/05.........................................        722
   (e,n)5,170      Winstar Communications, Inc., 10.68%, 4/15/10.........................      2,378
                                                                                           ---------
                                                                                              27,071
                                                                                           ---------
   COMMUNICATIONS: MOBILE (9.3%)
       (e)825      Cellco Finance N.V. Turkcell, 12.75%, 8/01/05.........................        852
        1,475      Centennial Cellular, 10.75%, 12/15/08.................................      1,434
     (n)1,900      CTI Holdings, 8.16%, 4/15/08..........................................      1,095
     (n)2,425      Dolphin Telecom plc, 6.46%, 6/01/08...................................        897
       (n)300      Dolphin Telecom plc, 8.80%, 5/15/09...................................        107
        1,175      Globalstar Capital Corp., 11.375%, 2/15/04............................        335
          310      Globalstar LP, 11.50%, 6/01/05........................................         85
     (e)1,500      Grupo Iusacell S.A. de C.V., 14.25%, 12/01/06.........................      1,545
     (n)3,600      Nextel Communications, Inc., 4.53%, 9/15/07...........................      2,821
       (n)900      Nextel Communications, Inc.,4.80%, 2/15/08............................        658
   (e,n)2,275      Occidente y Caribe Cellular, 4.66%, 3/15/04...........................      1,604
     (n)1,690      PTC International Finance B.V., 4.08%, 7/01/07........................      1,204
                                                                                           ---------
                                                                                              12,637
                                                                                           ---------

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                                            High Yield Portfolio
                                              129

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
--------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

 FACE
AMOUNT                                                                                        VALUE
 (000)                                                                                        (000)
----------------------------------------------------------------------------------------------------
   ENERGY (1.3%)
$      (n)800      Husky Oil Ltd., 8.90%, 8/15/28........................................  $     759
          425      Vintage Petroleum, 8.625%, 2/01/09....................................        406
          570      Vintage Petroleum, 9.75%, 6/30/09.....................................        577
                                                                                           ---------
                                                                                               1,742
                                                                                           ---------
   FINANCIAL (1.2%)
        1,860      Golden State Holdings, 7.125%, 8/01/05................................      1,669
                                                                                           ---------
   FOOD & BEVERAGES (1.3%)
        1,925      Smithfield Foods, Inc., 7.625%, 2/15/08...............................      1,713
                                                                                           ---------
   GAMING (5.4%)
        1,475      Harrahs Operating Co., Inc., 7.875%, 12/15/05.........................      1,388
        1,350      Horseshoe Gaming Holdings Corp., 8.625%, 5/15/09......................      1,269
        1,415      International Game Technology, 8.375%, 5/15/09........................      1,345
          775      Park Place Entertainment, 8.50%, 11/15/06.............................        762
          650      Park Place Entertainment, 7.875%, 12/15/05............................        609
          470      Station Casinos, Inc., 9.75%, 4/15/07.................................        470
        1,413      Station Casinos, Inc., 10.125%, 3/15/06...............................      1,431
                                                                                           ---------
                                                                                               7,274
                                                                                           ---------
   GENERAL INDUSTRIAL (1.3%)
          820      Applied Power, Inc., 8.75%, 4/01/09..................................         855
        1,130      Axia, Inc., 10.75%, 7/15/08..........................................         881
                                                                                           ---------
                                                                                               1,736
                                                                                           ---------
   HEALTHCARE (4.4%)
        1,730      Fresenius Medical Capital Trust II, 7.875%, 2/01/08..................       1,574
          600      HCA - The Healthcare Corp., 7.58%, 9/15/25...........................         478
        1,800      HCA - The Healthcare Corp., 7.69%, 6/15/25...........................       1,466
          895      HCA - The Healthcare Corp., 8.13%, 8/04/03...........................         870
        1,720      Tenet Healthcare Corp., 8.625%, 1/15/07..............................       1,634
                                                                                           ---------
                                                                                               6,022
                                                                                           ---------
   HOTELS & LODGING (2.5%)
        1,420      Hilton Hotels Corp., 7.95%, 4/15/07..................................       1,330
        1,470      HMH Properties, Inc., Series A, 7.875%, 8/01/05......................       1,352
          700      Host Marriott LP, 8.375%, 2/15/06....................................         655
                                                                                           ---------
                                                                                               3,337
                                                                                           ---------
   MEDIA (4.3%)
        1,805      Chancellor Media Corp., 9.00%, 10/01/08..............................       1,837
        1,150      Outdoor Systems, Inc., 8.875%, 6/15/07...............................       1,161
          800      Satelites Mexicanos, 10.125%, 11/01/04...............................         528
        1,685      TV Azteca, Series B, 10.50%, 2/15/07.................................       1,491
       (e)900      XM Satellite Radio Holdings, Inc., 14.00%, 3/15/10...................         788
                                                                                           ---------
                                                                                               5,805
                                                                                           ---------
   METALS (2.5%)
          435      Glencore Nickel Property Ltd., 9.00%, 12/01/14.......................         368
        2,080      Murrin Murrin Holdings, PTY, (Yankee Bond), 9.375%, 8/31/07..........       1,810
        1,300      National Steel Corp., 9.875%, 3/01/09................................       1,105
     (e)1,010      NSM Steel, Inc., 12.25%, 2/01/08.....................................    $      1
     (e)1,010      Republic Technologies International LLC/RTI Capital Corp.,
                   13.75%, 7/15/09......................................................         151
                                                                                           ---------
                                                                                               3,435
                                                                                           ---------
   PAPER & PACKAGING (2.8%)
        2,350      Indah Kiat Financial Mauritius, 10.00%, 7/01/07......................       1,422
          750      Norampac, Inc., 9.50%, 2/01/08.......................................         724
        1,145      Pacifica Papers Corp., 10.00%, 3/15/09...............................       1,129
          900      Pindo Deli Finance Mauritius, 10.75%, 10/01/07.......................         535
                                                                                           ---------
                                                                                               3,810
                                                                                           ---------
   REAL ESTATE (2.1%)
        1,000      Centex Corp., 9.75%, 6/15/05.........................................       1,012
          840      D R Horton, Inc., 8.00%, 2/01/09.....................................         727
        1,170      Nortek, Inc., 8.875%, 8/01/08........................................       1,058
                                                                                           ---------
                                                                                               2,797
                                                                                           ---------
   RETAIL (5.7%)
          568      DR Securitized Lease Trust, Series 93-K1 Class A1, 6.66%, 8/15/10....         475
        1,982      DR Securitized Lease Trust, Series 94-K1 Class A1, 7.60%, 8/15/07....       1,807
          700      DR Securitized Lease Trust, Series 94-K1 Class A2, 8.375%, 8/15/15...         573
       (e)840      Grupo Elektra, S.A. de C.V., 12.00%, 4/01/08.........................         752
        2,275      HMV Media Group plc, Series A, 10.25%, 5/15/08.......................       1,536
          850      Kmart Funding Corp., 8.80%, 7/01/10..................................         785
          500      Musicland Group, Inc., 9.00%, 6/15/03................................         455
        1,700      Musicland Group, Inc., 9.875%, 3/15/08...............................       1,419
                                                                                           ---------
                                                                                               7,802
                                                                                           ---------
   SERVICES (2.5%)
     (n)1,000      Norcal Waste Systems, Inc., Series B, 13.50%, 11/15/05...............       1,040
        1,100      Waste Management Inc, 6.875%, 5/15/09................................         973
          700      Waste Management, Inc., 7.00%, 10/15/06..............................         646
          400      Waste Management, Inc., 7.125%, 12/15/17.............................         332
          450      Waste Management, Inc., 7.65%, 3/15/11...............................         411
                                                                                           ---------
                                                                                               3,402
                                                                                           ---------
   SUPERMARKET/DRUG (2.0%)
     (e)1,570      CA FM Lease Trust, 8.50%, 7/15/17....................................       1,447
        1,495      Stater Brothers Holdings, Inc., 10.75%, 8/15/06......................       1,301
                                                                                           ---------
                                                                                               2,748
                                                                                           ---------
   TECHNOLOGY (0.7%)
        1,195      AMSC Acquisition Co., Inc., 12.25%, 4/01/08..........................         902
                                                                                           ---------
   TRANSPORTATION (2.5%)
        1,677      Aircraft Lease Portfolio Securitization Ltd., Series 96-1 P1,
                         Class D, 12.75%, 6/15/06......................................        1,610
       (e)525      Jet Equipment Trust, Series 95-D, 11.44%, 11/01/14..................          579

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
High Yield Portfolio
                                               130

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
--------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

 FACE
AMOUNT                                                                                        VALUE
 (000)                                                                                        (000)
----------------------------------------------------------------------------------------------------
$       1,050      Jet Equipment Trust, Series C-1, 11.79%, 6/15/13...................    $    1,179
                                                                                           ---------
                                                                                               3,368
                                                                                           ---------
   UTILITIES (2.5%)
        1,100      AES Corp., 8.50%, 11/01/07.........................................         1,009
          850      CMS Energy, 7.50%, 1/15/09.........................................           763
     (e)1,155      Paiton Energy Funding B.V., 9.34%, 2/15/14.........................           231
       (e)430      Ras Laffan Gas Liquified Natural Gas, 8.294%, 3/15/14..............           402
          100      TNP Enterprises, Inc., 14.50%, 4/01/11.............................           990
                                                                                           ---------
                                                                                               3,395
                                                                                           ---------
TOTAL CORPORATE BONDS AND NOTES (Cost $139,306).......................................       123,212
                                                                                           ---------
  SHARES
-----------
COMMON STOCKS (0.2%)
   HOTELS & LODGING (0.0%)
     (e)1,300      Motels of America, Inc.............................................           --
                                                                                           ---------
   UTILITIES (0.2%)
       18,052      Tele1 Europe Holding AB............................................           218
                                                                                           ---------
TOTAL COMMON STOCKS (Cost $85)........................................................           218
                                                                                           ---------
PREFERRED STOCK (4.3%)
   COMMUNICATIONS (1.8%)
        1,521      IXC Communications, Inc., Series B, PIK, 12.50%....................         1,521
        8,771      NEXTLINK Communications, Inc., 13.50%..............................           868
                                                                                           ---------
                                                                                               2,389
                                                                                           ---------
   COMMUNICATIONS: MOBILE (0.9%)
     (a)9,369      Dobson Communications Corp., PIK, 13.00%...........................           965
       (a)185      Nextel Communications, Inc., PIK, 13.00%...........................           194
                                                                                           ---------
                                                                                               1,159
                                                                                           ---------
   MEDIA (1.1%)
  (a,e)12,183      Paxson Communications Corp., PIK, 13.25%, 11/15/06.................         1,170
   (a,e)3,797      Paxson Communications Corp., PIK, 9.75%, 12/31/06..................           364
                                                                                           ---------
                                                                                               1,534
                                                                                           ---------
   RETAIL (0.5%)
       20,300      Kmart Financing, 7.50%.............................................           741
                                                                                           ---------
TOTAL PREFERRED STOCK (Cost $5,073)...................................................         5,823
                                                                                           ---------

   NO. OF
  WARRANTS
------------
WARRANTS (0.1%)
   CABLE (0.0%)
  (a,e)12,900      Onepoint Communications Corp., expiring 6/1/08.....................            26
                                                                                           ---------
   COMMUNICATIONS (0.0%)
    (a)38,700      Wam!Net, Inc., expiring 3/01/05....................................            43
                                                                                           ---------
   COMMUNICATIONS: MOBILE (0.1%)
     (a,e)600      Globalstar Telecom Ltd., expiring 2/15/04..........................             6
(a,d,e)18,450      Motient Corp., expiring 4/01/08....................................            64
 (a,e)111,000      Occidente y Caribe Cellular, expiring 3/15/04......................      $     42
                                                                                           ---------
                                                                                                 112
                                                                                           ---------
   METALS (0.0%)
 (e)6,394,240      NSM Steel Ltd., Inc., expiring 2/01/08.............................             6
                                                                                           ---------
TOTAL WARRANTS (Cost $187)............................................................           187
                                                                                           ---------
  FACE
 AMOUNT
 (000)
----------
SHORT - TERM INVESTMENT (1.5%)
   REPURCHASE AGREEMENT (1.5%)
$     2,001        Chase Securities, Inc., 6.15%, dated 6/30/00,
                      due 7/03/00, to be repurchased at $2,002,
                      collateralized by U.S. Treasury Notes,
                      5.875%, due 11/15/05, valued at $2,046 (Cost $2,001)............         2,001
                                                                                           ---------
TOTAL INVESTMENTS (99.1%) (Cost $150,351).............................................       134,518
                                                                                           ---------
OTHER ASSETS (3.0%)
   Cash.................................................  $     1
   Interest Receivable..................................    2,979
   Receivable for Portfolio Shares Sold.................    1,156
   Other Assets.........................................        7                              4,143
                                                          -------

LIABILITIES (-2.1%)
   Payable for Portfolio Shares Redeemed................  (2,701)
   Investment Advisory Fees Payable.....................    (132)
   Administrative Fees Payable..........................     (18)
   Distribution Fees Payable............................     (15)
   Directors' Fees and Expenses Payable.................     (14)
   Custodian Fees Payable...............................      (8)
   Other Liabilities....................................     (22)                            (2,910)
                                                          -------                          ---------
NET ASSETS (100%).....................................................................     $ 135,751
                                                                                           =========
NET ASSETS CONSIST OF:
Paid in Capital.......................................................................     $ 159,938
Undistributed Net Investment Income...................................................         1,237
Accumulated Net Realized Loss.........................................................        (9,747)
Unrealized Appreciation on Investments................................................       (15,677)
                                                                                           ---------
NET ASSETS............................................................................     $ 135,751
                                                                                           =========

CLASS A:

NET ASSETS............................................................................     $ 108,830
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
     Applicable to 10,934,235 outstanding $0.001 par value
     shares (authorized 500,000,000 shares)...........................................     $    9.95
                                                                                           =========
CLASS B:

NET ASSETS............................................................................     $  26,921
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
     Applicable to 2,713,116 outstanding $0.001 par value
     shares (authorized 500,000,000 shares)...........................................     $    9.92
                                                                                           =========

    The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------
                                                           High Yield Portfolio
                                   131

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
--------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO (CONT.)
--------------------------------------------------------------------------------



---------------------------------------------------------------------------
(a) -- Non-income producing security
(d) -- Security value at fair value -- See Note A-1 to financial statements.
(e) -- 144A security -- certain conditions for public resale may exist.
(n) -- Step Bond -- coupon rate increases in increments to maturity.
       Rate disclosed is as of June 30, 2000. Maturity date disclosed is the ultimate maturity date.
PIK -- Payment-In-Kind. Income may be received in additional securities or cash at the discretion of the issuer.
Floating Rate -- The interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect at June 30, 2000.






     The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
High Yield Portfolio
                                      132

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 2000)

Other                                    (5.8%)
Bank Notes                               (3.7%)
U.S. Government & Agency Obligations    (13.0%)
Certificates of Deposit                  (9.1%)
Commercial Paper                        (68.4%)



COMPARATIVE MONTHLY AVERAGE YIELDS

            [Graphic]

                    Portfolio           Index
January               5.32%             5.07%
February              5.41%             5.19%
March                 5.52%             5.31%
April                 5.60%             5.46%
May                   5.78%             5.61%
June                  6.07%             5.86%


The Money Market Portfolio seeks to maximize current income and preserve capital while maintaining high levels of liquidity through investing in high quality money market instruments which have effective maturities of 397 days or less. The Portfolio is expected to maintain a net asset value of $1.00 per share. There can be no assurance, however, that the Portfolio will be successful in maintaining a net asset value of $1.00 per share.

The seven day yield and seven day effective yield (which assumes an annualization of the current yield with all dividends reinvested) for the Portfolio as of June 30, 2000, were 6.12% and 6.31%, respectively. As with all money market portfolios, the seven day yields are not necessarily indicative of future performance.

During the first five months of this year, the U.S. economy continued to show few signs of slowing down. First quarter real Gross Domestic Product increased at a 4.8% annual pace and the nation's unemployment rate for the month of April reached 3.9%, the lowest level in 30 years. Tight labor markets placed pressure on wage and benefit growth as the first quarter Employment Cost Index posted its highest reading in close to 9 years. At the same time, the overall trend in the core Consumer Price Index (CPI) appeared to head gradually higher. For the three-month period ending May 31, the Consumer Price Index (CPI), excluding food and energy, rose an annualized 3.2% as compared to a 1.9% increase for all of 1999. However, by June, the impact of higher interest rates seemed to begin cooling off the U.S. economy. Starting in late-May through mid-June, weaker-than-expected employment, retail sales and housing-related statistics were all released. The May employment report, released in early June, featured an uptick in the unemployment rate to 4.1% and an estimated decline in nonfarm payrolls, after excluding recently hired census workers.

Over the past six months, the Federal Reserve continued on its course of trying to slow economic growth to a more sustainable, noninflationary pace. On three separate occasions, during the first half of this year, the Fed increased its target federal funds rate. As of June 30, the target federal funds rate stood at 6.50%, an increase of 100 basis points since year-end. As a result of the higher rates available on money market securities, net yields on the Portfolio continued in an upward trend throughout the semi-annual period under review.

Our primary strategy during the first half of this year has consisted of purchasing money market securities that matured near upcoming Federal Open Market Committee (FOMC) meeting dates in order to quickly reinvest at higher short-term interest rate levels. As always, we try to operate

---------------------------------------------------------------------------
INVESTMENTS IN SHARES OF THE PORTFOLIO ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE AND ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE.

-------------------------------------------------------------------------------
                                                         Money Market Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO (CONT.)

the Portfolio in a conservative manner without the use of derivatives or funding agreements.

On June 30, 2000, approximately 68 percent of the Portfolio was invested in high quality commercial paper, 13 percent in Federal agency obligations, 6 percent in overnight repurchase agreements, and 13 percent in short-term bank notes and negotiable certificates of deposit issued by financially strong commercial banks. At June 30, the Portfolio's weighted average maturity was 50 days, an increase of 18 days from December 31. Eighty three percent of holdings were due to mature in less than three months. Therefore, we believe the Portfolio is well positioned for stability of principal with a very high degree of liquidity. As always, the Portfolio continues to serve as a useful investment for liquidity, preservation of capital and a yield that reflects prevailing money market conditions.

Looking ahead, while we expect slight further increases in our yield levels over the months ahead, we are not anticipating the relatively sharp increases that occurred during the first half of this year. We believe your Portfolio is well positioned to take advantage of the money market yield levels which become available during the months ahead.

July 2000

-------------------------------------------------------------------------------
Money Market Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
-------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO
-------------------------------------------------------------------------------

      FACE                                                             AMORTIZED
     AMOUNT                                                              COST
      (000)                                                              (000)
--------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS (94.2%)
  BANK NOTES (3.7%)
    MAJOR BANKS (3.7%)
$ 20,000  Bank of America N.A., 6.10%, 7/03/00.....................  $   20,000
  35,000  Bank of America N.A., 6.25%, 7/20/00.....................      35,000
  30,000  Bank of America N.A., 6.80%, 11/13/00....................      30,000
  20,000  Bank of America N.A., 6.88%, 10/04/00....................      20,000
                                                                     -----------
TOTAL BANK NOTES (Cost $105,000)...................................     105,000
                                                                     -----------
CERTIFICATES OF DEPOSIT (9.1%)
    MAJOR BANKS (9.1%)
  50,000  Citibank N.A., 6.61%, 10/03/00...........................      50,000
  50,000  First Union National Bank, 6.65%, 7/27/00................      50,000
  60,000  Fleet National Bank, 6.73%, 9/08/00......................      60,000
  40,000  Harris Trust & Savings Bank, 6.57%, 7/03/00..............      40,000
  25,000  SunTrust Bank, 6.25%, 7/24/00............................      25,000
  35,000  SunTrust Bank, 6.65%, 7/21/00............................      35,000
                                                                     -----------
TOTAL CERTIFICATES OF DEPOSIT (Cost $260,000)......................     260,000
                                                                     -----------
COMMERCIAL PAPER (68.4%)
    BANKING (10.2%)
  60,000  Bank of New York Co., Inc. 6.54%, 7/31/00...............       59,695
  25,000  Citicorp 6.49%, 7/03/00.................................       25,000
  25,000  Citicorp 6.52%, 7/28/00.................................       24,891
  40,000  FleetBoston Financial Corp. 6.55%, 7/17/00...............      39,898
  30,000  J.P. Morgan & Co. 6.45%, 7/07/00.........................      29,979
  30,000  J.P. Morgan & Co. 6.58%, 9/05/00.........................      29,649
  30,000  Wachovia Corp. 5.92%, 7/10/00............................      29,965
  50,000  Wells Fargo & Co. 6.52%, 7/28/00.........................      49,774
                                                                     -----------
                                                                        288,851
                                                                     -----------
    CONSUMER SUNDRIES (1.4%)
  40,000  Procter & Gamble Co. 6.57%, 8/29/00......................      39,584
    DIVERSIFIED FINANCIAL SERVICES (7.3%)
  40,000  Associates Corp. of North America 6.50%, 7/13/00.........      39,927
  20,000  Associates First Capital Corp.6.55%, 7/07/00.............      19,985
  45,000  Associates First Capital Corp. 6.54%, 8/02/00............      44,755
  25,000  General Electric Capital Corp. 6.05%, 8/16/00............      24,815
  15,000  General Electric Capital Corp. 6.07%, 10/10/00...........      14,750
  35,000  General Electric Capital Corp. 5.94%, 10/16/00...........      34,394
  30,000  General Electric Capital Corp. 6.74%, 10/30/00...........      29,332
                                                                     -----------
                                                                        207,958
                                                                     -----------
    DIVERSIFIED MANUFACTURING (0.7%)
  20,000     Honeywell International, Inc. 6.52%, 7/19/00.......         19,942
                                                                     -----------
    FINANCE - AUTOMOTIVE (8.2%)
  25,000  BMW U.S. Capital Corp. 6.54%, 8/08/00....................      24,837
  40,000  BMW U.S. Capital Corp. 6.54%, 8/14/00....................      39,695
  35,000  BMW U.S. Capital Corp. 6.56%, 8/29/00....................      34,636
  50,000  Daimler Chrysler North America Holding Corp.
            6.10%, 7/06/00.........................................      49,975
  30,000  Daimler Chrysler North America Holding Corp.
            6.64%, 8/30/00.........................................      29,679

  40,000  Ford Motor Credit Corp. 6.52%, 7/25/00...................      39,841
  15,000  Ford Motor Credit Corp. 6.54%, 8/03/00...................      14,915
                                                                     -----------
                                                                         233,578
                                                                     -----------
    FINANCE - CONSUMER (10.3%)
  80,000  American General Finance Corp. 6.54%, 8/01/00............       79,579
  80,000  Household Finance Corp. 6.88%, 7/03/00...................       80,000
  20,000  New Center Asset Trust 5.98%, 7/07/00....................       19,987
  30,000  New Center Asset Trust 5.98%, 7/11/00....................       29,960
  30,000  New Center Asset Trust 6.60%, 10/11/00...................       29,450
  20,000  Norwest Financial, Inc. 6.57%, 7/10/00...................       19,974
  35,000  Norwest Financial, Inc. 6.10%, 7/18/00...................       34,911
                                                                     -----------
                                                                         293,861
                                                                     -----------
    FINANCE - CORPORATE (6.3%)
  25,000  Ciesco, LP 6.52%, 7/05/00................................       24,991
  50,000  Ciesco, LP 6.58%, 9/07/00................................       49,396
  25,000  CIT Group, Inc. 6.00%, 7/12/00...........................       24,962
  60,000  CIT Group, Inc. 6.56%, 8/11/00...........................       59,574
  20,000  CIT Group, Inc. 6.59%, 8/30/00...........................       19,788
                                                                     -----------
                                                                         178,711
                                                                     -----------
    INTERNATIONAL BANKS (11.5%)
  40,000  Commerzbank U.S. Finance Inc. 6.64%, 8/23/00.............       39,624
  50,000  Deutsche Bank Financial, Inc. 6.64%, 8/28/00.............       49,484
  25,000  Dresdner U.S. Finance, Inc. 6.59%, 9/06/00...............       24,703
  50,000  KFW International Finance 6.57%, 8/25/00.................       49,516
  75,000  Rabobank U.S.A. Financial Corp. 6.57%, 8/31/00...........       74,192
  15,000  UBS Finance, (Del.) LLC 6.60%, 9/05/00...................       14,824
  30,000  UBS Finance, (Del.) LLC 5.99%, 10/02/00..................       29,546
  30,000  UBS Finance, (Del.) LLC 6.28%, 11/30/00..................       29,215
  14,600  Westpac Capital Corp. 6.63%, 8/24/00.....................       14,460
                                                                     -----------
                                                                         325,564
                                                                     -----------
    INVESTMENT BANKERS/BROKERS/SERVICES (7.2%)
  35,000  Goldman Sachs Group, Inc. 6.52%, 7/05/00.................       34,987
  50,000  Goldman Sachs Group, Inc.6.58%, 7/05/00..................       49,982
  20,000  Goldman Sachs Group, Inc. 6.18%, 7/10/00.................       19,976
  30,000  Merrill Lynch & Co. 6.43%, 7/11/00.......................       29,957
  40,000  Merrill Lynch & Co. 6.48%, 7/12/00.......................       39,935
  30,000  Merrill Lynch & Co. 6.53%, 7/14/00.......................       29,940
                                                                     -----------
                                                                         204,777
                                                                     -----------
    MAJOR PHARMACEUTICALS (0.9%)
  25,000  Schering Corp. 6.21%, 9/19/00............................       24,663
                                                                     -----------
    OILFIELD SERVICES/EQUIPMENT (3.5%)
  50,000  Halliburton Co. 6.55%, 7/13/00...........................       49,909
  50,000  Halliburton Co. 6.55%, 7/14/00...........................       49,900
                                                                     -----------
                                                                          99,809
                                                                     -----------
    UTILITIES (0.9%)
  25,000  National Rural Utilities Cooperative Finance Corp.
           6.65%, 7/11/00..........................................       24,963
                                                                     -----------
  TOTAL COMMERCIAL PAPER (Cost $1,942,261).........................    1,942,261
                                                                     -----------

   The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------
                                                         Money Market Portfolio
                                   135

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
-------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO (CONT.)
-------------------------------------------------------------------------------
     FACE                                                              AMORTIZED
    AMOUNT                                                               COST
    (000)                                                                (000)
--------------------------------------------------------------------------------
  U.S. GOVERNMENT & AGENCY SECURITIES (13.0%)
    U.S. AGENCY DISCOUNT NOTES (13.0%)
$120,000  Federal Home Loan Bank 6.55%, 7/03/00....................  $  120,000
  20,000  Federal Home Loan Bank 6.14%, 12/29/00...................      19,390
  15,000  Federal Home Loan Bank 6.64%, 5/22/01....................      14,106
  20,000  Federal Home Loan Mortgage Corp. 6.45%, 2/01/01..........      19,278
  20,000  Federal Home Loan Mortgage Corp. 6.22%, 3/01/01..........      19,183
  25,000  Federal Home Loan Mortgage Corp. 6.26%, 3/29/01..........      23,831
  45,000  Federal Home Loan Mortgage Corp. 6.70%, 4/26/01..........      42,683
  20,000  Federal National Mortgage Association 5.84%, 7/06/00.....      19,990
  25,000  Federal National Mortgage Association 6.17%, 9/28/00.....      24,627
  30,000  Federal National Mortgage Association 5.75%, 10/05/00....      29,522
  20,000  Federal National Mortgage Association 5.63%, 11/20/00....      19,562
  18,826  Student Loan Marketing Association 5.99%, 12/20/00.......      18,294
                                                                     -----------
  TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $370,466).....     370,466
                                                                     -----------
TOTAL MONEY MARKET INSTRUMENTS (Cost $2,677,727)...................   2,677,727
                                                                     -----------
SHORT-TERM INVESTMENT (6.1%)
  REPURCHASE AGREEMENT (6.1%)
 172,400  Goldman Sachs Group, Inc., 6.45%, dated 6/30/00,
            due 7/03/00, to be repurchased at $172,492,
            collateralized by U.S. Treasury Bonds, 11.125%,
            due 8/15/03, valued at $172,425 (Cost $172,400)........     172,400
                                                                     -----------
                                                                         AMOUNT
                                                                         (000)
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.3%) (Cost $2,850,127).......................  $2,850,127
                                                                     ----------
OTHER ASSETS (0.1%)
  Interest Receivable....................................  $ 3,813
  Other..................................................       43       $3,856
                                                           -------
LIABILITIES (-0.4%)
  Dividends Payable......................................   (7,904)
  Investment Advisory Fees Payable.......................   (2,232)
  Overdraft Payable......................................     (653)
  Administrative Fees Payable............................     (364)
  Directors' Fees and Expenses Payable...................     (123)
  Custodian Fees Payable.................................     (101)
  Other Liabilities......................................     (186)     (11,563)
                                                           -------   -----------
NET ASSETS (100%)..................................................  $2,842,420
                                                                     ===========
NET ASSETS CONSIST OF:
Paid in Capital....................................................  $2,842,711
Undistributed Net Investment Income................................           4
Accumulated Net Realized Loss......................................        (295)
                                                                     -----------
NET ASSETS.........................................................  $2,842,420
                                                                     ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   Applicable to 2,842,894,180 outstanding $0.001 par value shares
   (authorized 4,000,000,000 shares)...............................  $     1.00
                                                                     ===========

-------------------------------------------------------------------------------
Floating Rate Security -- The interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect at June 30, 2000.

Maturity dates disclosed for Floating Rate Instruments are the ultimate maturity dates. The effective maturity dates for such securities are the next interest reset dates which are seven days or less.

Interest rates disclosed for Commercial Paper and Agency Discount Notes represent effective yields at June 30, 2000.


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
Money Market Portfolio
                                     136

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
------------------------------------------------------------------------------
INVESTMENT OVERVIEW
------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 2000)
-------------------------------------------------------------------------------

U.S. Government and Agency Obligations        (0.4%)
Put Option Bonds                              (3.4%)
Municipals Bonds & Notes                      (3.7%)
Weekly Variable Rate Bonds                   (37.6%)
Daily Variable Rate Bonds                    (21.2%)
Commercial Paper                             (35.1%)
Other                                        (-1.4%)

COMPARATIVE MONTHLY AVERAGE YIELDS
-------------------------------------------------------------------------------

[CHART]

                    Portfolio           Index
January               2.89%             3.09%
February              3.07%             2.81%
March                 3.16%             3.10%
April                 3.34%             3.21%
May                   3.81%             4.10%
June                  3.63%             3.58%





The Municipal Money Market Portfolio seeks to maximize current tax-exempt income and preserve capital. The Investment Advisor and Sub-Advisor seek these objectives by investing in high quality municipal money market instruments which earn interest exempt from Federal income tax and by maintaining high levels of liquidity. The Portfolio will purchase only securities having a remaining maturities of 397 days or less. Typically, the Portfolio will invest at least 80% of its assets in tax-exempt municipal securities. The Portfolio will not invest in municipal obligations that pay interest subject to the alternative minimum tax. The Portfolio is expected to maintain a net asset value of $1.00 per share. There can be no assurance, however, that the Portfolio will be successful in maintaining a net asset value of $1.00 per share.

The seven day yield and seven day effective yield (which assumes an annualization of the current yield with all dividends reinvested) for the Portfolio at June 30, 2000, were 3.89% and 3.97, respectively. The seven day taxable equivalent yield and seven day taxable equivalent effective yield for the Portfolio at June 30, 2000, assuming Federal income tax rate of 39.6% (maximum rate) were 6.44% and 6.57%, respectively. As with all money market portfolios, the seven day yields are not necessarily indicative of future performance.

The rise in tax-free money market yields continued over the first half of 2000, although at a slower pace than during the latter half of 1999. The U.S. economy stayed on course. Real personal consumption accelerated and unemployment reached a 30-year low. At the same time a surge in oil prices also heightened the risk of inflation. In response, the Federal Reserve Board took added steps toward a more restrictive monetary policy. Three increases in the federal funds rate totaling 100 basis points have occurred since February 2000 bringing the federal funds rate target to a nine-year high of 6.50%.

Yields for both variable rate and fixed rate municipal money market instruments increased by about 50 basis points, on average, from the previous six-month period. However, the movement of yields was subject to the usual fluctuations stemming from seasonal changes in the direction of cash flows. The trend toward higher interest rates was interrupted early in the year when heavy demand from new cash in the market caused rates to drop temporarily. The rise in yields resumed when demand subsided later in January. Another marked departure from the measured pace toward higher yields occurred in conjunction with the tax-payment season lasting from late April into early May when yields took an exaggerated spike upward.

-------------------------------------------------------------------------------
INVESTMENTS IN SHARES OF THE PORTFOLIO ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL
MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. YIELDS WILL FLUCTUATE
AS MARKET CONDITIONS CHANGE AND ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE.

-------------------------------------------------------------------------------
                                               Municipal Money Market Portfolio
                                     137

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
------------------------------------------------------------------------------
INVESTMENT OVERVIEW
------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET PORTFOLIO (CONT.)

The Bond Buyer One Year Note Index, a benchmark indicator for the longest maturities in the tax-free money market sector, dropped modestly from 3.97% to 3.91% during the first week of January to register its low for the first half of the year. The Index moved upward moderately to a level of 4.10% in mid-April but then rose more than 50 basis points over the next several weeks to a high of 4.64% in mid-May. The Index settled down again over the balance of the second quarter and ended June at 4.29% for a net increase of 32 basis points over the six-month period. Over the 12-month period beginning in June 1999, when the Federal Reserve Board first embarked on a less accommodative monetary policy, the Index increased by 90 basis points from 3.29%.

Although yields for daily and weekly variable rate demand obligations (VRDOs) also rose, the yield swings were much more pronounced because these instruments are the most frequently utilized to meet changing cash flows. Weekly VRDO yields moved over a range of nearly 300 basis points during the six-month period from a low of 2.95% in early January to a high of 5.85% in early May. In a year-over-year comparison, the average yield for weekly VRDOs rose from 3.30% in June 1999 to 4.40% in June 2000.

Net assets of the Portfolio increased 17% during the first six months of 2000. At the end of June assets totaled $1,690 million. Asset allocation continued to favor daily and weekly variable rate issues that have shorter effective maturities. At the end of June the weighted average maturity of the Portfolio stood at 26 days, essentially unchanged from 27 days six months earlier. We anticipate that the Federal Reserve Board will continue to focus on inflation. Additional increases in short-term interest rates remain a possibility if the central bank feels that economic momentum is not slowing sufficiently. In this environment, average portfolio maturity will be monitored closely over the period ahead.

July 2000


-------------------------------------------------------------------------------
Municipal Money Market Portfolio
                                     138

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
--------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

 FACE                                                                           AMORITIZED
AMOUNT                                                                             COST
 (000)                                                                             (000)
------------------------------------------------------------------------------------------
TAX-EXEMPT INSTRUMENTS (101.4%)
  FIXED RATE INSTRUMENTS (42.6%)
     COMMERCIAL PAPER (35.1%)
$   6,500       Baltimore County, Maryland,
                   Gas & Electric, 4.05%, 7/10/00 ............................. $    6,500
    7,100       Baltimore County, Maryland, Series 1985, BANS,
                  4.00%, 8/09/00 ..............................................      7,100
    5,000       Bexar County, Texas, Metropolitan Water District,
                    4.70%, 8/17/00 ............................................      5,000
   12,000       Burke County Development Authority, Georgia, Series
                    1998 A, 4.00%, 7/27/00 ....................................     12,000
   15,000       Florida Municipal Power Agency, Series A, 3.95%,
                    7/12/00 ...................................................     15,000
    8,385       Georgia Municipal Electric Authority, Project 1, Series A,
                    4.00%, 8/10/00 ............................................      8,385
   12,150       Georgia Municipal Electric Authority, Project 1, Series B,
                    4.20%, 9/12/00 ............................................     12,150
   14,635       Harris County, Texas, Series A 1, 4.00%, 7/12/00 ..............     14,635
   10,812       Harris County, Texas, Series A 1, 4.15%, 8/03/00 ..............     10,812
   12,000       Honolulu City & County, Hawaii, Series 1998, 3.90%,
                    7/12/00 ...................................................     12,000
    8,000       Houston, Texas, Series 1993 A, 4.00%, 9/14/00 .................      8,000
   10,300       Houston, Texas, Series 1996 B, 4.05%, 7/11/00 .................     10,300
   10,000       Houston, Texas, Series 1996 B, 4.40%, 8/09/00 .................     10,000
   12,600       Houston, Texas, Series 1996 B, 4.45%, 10/12/00 ................     12,600
   20,600       Houston, Texas, Water & Sewer, Series 1994 A, 3.90%,
                    7/27/00 ...................................................     20,600
   21,500       Houston, Texas, Water & Sewer, Series 1994 A, 3.90%,
                    8/14/00 ...................................................     21,500
    5,000       Illinois Educational Facility Authority, Con Edison Co.,
                    Series C, 3.95%, 7/27/00 ..................................      5,000
   15,341       Illinois Educational Facility Authority, Pooled
                    Financing, Series 1998, 4.10%, 8/17/00 ....................     15,341
   18,634       Illinois Educational Facility Authority, Pooled
                    Financing, Series 1998, 4.65%, 9/12/00 ....................     18,634
   10,000       Intermountain Power Agency, Utah, Series 1997 B-2,
                    3.95%, 7/20/00 ............................................     10,000
   11,400       Kentucky Asset/Liability Commission, 1999 1st Series,
                    4.40%, 7/12/00 ............................................     11,400
   13,900       Kentucky Asset/Liability Commission, 1999 2nd Series,
                    3.90%, 7/13/00 ............................................     13,900
   19,650       Lincoln, Nebraska, Electric System, Series 1995, 4.00%,
                    7/11/00 ...................................................     19,650
    9,835       Louisiana Public Facilities Authority, Series 1998 B,
                    Christus Health,  4.70%, 7/25/00 ..........................      9,835
   15,000       Louisiana Public Facilities Authority, Series B, Christus
                    Health, 4.00%, 7/13/00 ....................................     15,000
   11,000       Louisiana, Series 1991 A, 4.55%, 7/18/00 ......................     11,000
   16,100       Maricopa County, Arizona, SoCal Edison Co., Series
                    1985 B, 3.90%, 8/22/00 ....................................     16,100
   15,000       Massachusetts Water Resources Authority, Series 1999,
                    4.35%, 8/14/00 ............................................     15,000
   12,000       Massachusetts Water Resources Authority, Series 1999,
                    4.40%, 7/25/00 ............................................     12,000
   13,000       Metropolitan Transportation Authority, New York,
                    Series C-1 B, 3.90%, 7/20/00 ..............................     13,000
   10,000       Nebraska Public Power District, Series A, 4.20%,
                    8/23/00 ...................................................     10,000
   12,000       New York City Municipal Water Finance Authority,
                    New York, 3.95%, 7/12/00 ..................................     12,000
   12,250       New York State Power Authority, Series 2, 4.50%,
                    8/08/00 ...................................................     12,250
   16,500       New York State Power Authority, Series 4, 4.00%,
                    7/19/00 ...................................................     16,500
    8,000       Ohio State Water Development Authority, Cleveland
                    Electric Co., Series 1988 A, 3.90%, 7/14/00 ...............      8,000
    6,000       Petersburg, Indiana, Indianapolis Power & Light Co.,
                    Series 1991, 4.25%, 8/17/00 ...............................      6,000
   15,605       Port of Seattle, Washington, Series A, 4.20%, 9/07/00 .........     15,605
   12,000       Puerto Rico, Government Development Bank, Series
                    1996, 3.00%, 8/10/00 ......................................     12,000
   13,200       Puerto Rico, Government Development Bank, Series
                    1996, 3.05%, 8/15/00 ......................................     13,200
    1,000       South Carolina Public Service Authority, Santee
                Cooper, Series 1998, 3.95%, 7/18/00 ...........................      1,000
   11,581       South Carolina Public Service Authority, Santee
                Cooper, Series 1998, 4.00%, 7/26/00 ...........................     11,581
   12,000       South Carolina Public Service Authority, Santee
                Cooper, Series 1998, 4.40%, 9/13/00 ...........................     12,000
    5,900       South Carolina Public Service Authority, Santee
                Cooper, Series 1998, 4.70%, 7/18/00 ...........................      5,900
    9,460       Sunshine State Governement Financing Commission,
                    Florida, Series C, 4.00%, 7/31/00 .........................      9,460
    9,100       Sweetwater County, Wyoming, Pacificorp, Series
                1988,  3.95%, 7/10/00 .........................................      9,100
    9,600       Texas Public Finance Authority, Series 1993 A, 3.80%,
                    7/10/00 ...................................................      9,600
    7,250       University of Texas Regents, Series A, 3.80%, 7/11/00 .........      7,250
    8,433       University of Texas Regents, Series A, 4.20%, 8/16/00 .........      8,433
   13,782       Wisconsin, Series 1998 B, 4.00%, 8/10/00 ......................     13,782
   27,700       York County, Industrial Development Authority,
                 Virginia, Series 1985, 4.05%, 8/11/00 ........................     27,700
                                                                                ----------
                                                                                   593,803
                                                                                ----------
     MUNICIPAL BONDS & NOTES (3.7%)
   10,000       Arizona School District Tax Anticipation Notes, 4.05%,
                     7/31/00 ..................................................     10,004
   12,075       Indianapolis Local Public Improvement Bond Bank,
                     Indiana, Series 2000A, 5.00%, 1/08/01 ....................     12,119
   15,000       Kentucky Asset/Liability Commission, 5.25%, 6/27/01 ...........     15,100
   10,000       Texas State, Tax & Revenue, 4.50%, 8/31/00 ....................     10,012

    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
                                               Municipal Money Market Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
--------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

 FACE                                                                           AMORITIZED
AMOUNT                                                                             COST
 (000)                                                                             (000)
------------------------------------------------------------------------------------------
  FIXED RATE INSTRUMENTS (CONT.)
     MUNICIPAL BONDS & NOTES (CONT.)

$  15,000       Wyoming Education Fund, Series 2000 B, 5.25%,
                     6/27/01 .................................................. $   15,129
                                                                                ----------
                                                                                    62,364
                                                                                ----------
     PUT OPTION BONDS (3.4%)
   10,000       Intermountain Power Agency, Utah, 3.75%, 9/15/00 ..............     10,000
   17,000       Intermountain Power Agency, Utah, 3.75%, 7/01/14 ..............     17,000
    4,500       Oklahoma State Water Reserve Board Program,
                     3.80%, 9/01/24 ...........................................      4,500
    8,725       Putnam County Development Authority, Florida,
                     Seminole Electric Co-op Inc., Series 1984 H1
                     (NRU-CFC-GTD), 4.30%, 3/15/14 ............................      8,725
   10,000       Utah County, Utah, USX Corp., Series 1995, 3.85%,
                     11/01/17 .................................................     10,000
    8,000       York County Pollution Control, Revenue Bonds, South
                     Carolina, Seminole Electric Co., Series 1984 H-3,
                     4.05%, 9/15/14 ...........................................      8,000
                                                                                ----------
                                                                                    58,225
                                                                                ----------
     U.S. GOVERNMENT AND AGENCY OBLIGATIONS (0.4%)
    5,850       Federal Home Loan Bank, Discount Note, 6.50%,
                     7/03/00 ..................................................      5,850
                                                                                ----------
TOTAL FIXED RATE INSTRUMENTS (COST $720,242) ..................................    720,242
                                                                                ----------
  VARIABLE/FLOATING RATE INSTRUMENTS (58.8%)
     DAILY VARIABLE RATE BONDS (21.2%)
    8,900       Burke County Development Authority, Georgia,
                     Power Co., Series 1985, 4.55%, 7/01/24 ...................      8,900
   10,000       Chula Vista, California, San Diego Gas and Electric,
                     Series 1996 A, 3.50%, 7/01/21 ............................     10,000
    6,100       Clark County, Nevada, Airport Improvement, Series B-2,
                     4.70%, 7/01/29 ...........................................      6,100
   13,930       Collier County Health Facilities Authority, Florida, Series
                     1999, 4.50%, 1/01/33 .....................................     13,930
    6,595       Cuyahoga County, Ohio, Cleveland Clinic
                 Foundation Series 1997 D, 4.70%, 1/01/16 .....................      6,595
    5,400       Cuyahoga County, Ohio, Hospital, Cleveland Clinc,
                     Series 1998 A, 4.55%, 1/01/26 ............................      5,400
    2,600       Delta County Economic Development Corporation,
                     Michigan, Mead-Escanaba Paper Co. Series 1985
                     C, Revenue Bonds, Mead Corp., 4.45%, 12/01/23 ............      2,600
    4,200       East Baton Rouge Parish,  Louisiana,  Pollution Control,
                     Control Revenue Bonds, Exxon Corp. Project 4.45%,
                     11/01/19 .................................................      4,200
    7,000       Forsyth, Montana, Pacificorp, Revenue Bonds, 4.75%,
                     1/01/18 ..................................................      7,000
   10,200       Hapeville Development Authority, Georgia, Hapeville
                     Ltd. Series 85, 4.45%, 11/01/15 ..........................     10,200
    5,900       Harris County, Texas, Health Facilities, Development
                     Corp., Methodist Hospital, 4.45%, 12/01/26 ...............      5,900
    8,660       Harris County, Texas, Health Facilities Development
                     Corp., 4.55%, 2/15/27 ....................................      8,660
   18,500       Harris County, Texas, Health Facilities Development
                     Corp., 4.55%, 7/01/34 ....................................     18,500
   15,000       Harris County, Texas, Health Facilities Development,
                     Methodist Hospital, 4.55% 12/01/25 .......................     15,000
    1,400       Harris County, Texas, Industrial Development, Pollution
                     Control Revenue Bonds, Exxon Project, 4.50%, 3/01/24 .....      1,400
    2,485       Idaho Health Facilities, Authority Revenue Bonds, St. Lukes
                     Regional Medica 4.60%, 5/01/22 ...........................      2,485
    8,000       Illinois Health Facilities Authority, Northwestern
                     Memorial Hospital, Series 1995, 4.80%, 8/15/25 ...........      8,000
    7,200       Illinois Health Facilities Authority, 4.60%, 8/01/26 ..........      7,200
    2,000       Irvine, California, Improvement Board, Act 1915,
                     4.15%, 9/02/24 ...........................................      2,000
    7,300       Jacksonville, Florida, Pollution Control Financing
                     Authority, Power & Light Co., Series 1995, 2.00%,
                     5/01/29 ..................................................      7,300
    2,700       Lehigh County, Pennsylvania, General Obligation,
                     4.50%, 7/01/29 ...........................................      2,700
   18,850       Louisiana Public Facilities Authority,  Kenner Hotel,
                     Development, Kenner Hotel, Series 85, 4.00%, 12/01/15 ....     18,850
    2,200       M-S-R Public Power Agency, California, San Juan,
                     Series 1998 F, 4.15%, 7/01/22 ............................      2,200
    7,000       Maricopa County, Arizona, Pollution Control Corp.,
                     4.45%, 5/01/29 ...........................................      7,000
    4,000       Massachusetts Health & Educational Facilites
                     Authority, Capital Asset, Series D, 4.45%, 1/01/35 .......      4,000
    7,400       Metropolitan Nashville Airport Authority, Series B,
                     4.55%, 10/01/12 ..........................................      7,400
   22,800       Missouri Health & Educational Facilities Authority,
                     4.50%, 6/01/15 ...........................................     22,800
   20,300       Missouri Health & Educational Facilities Authority,
                     4.50%, 3/01/40 ...........................................     20,300
    1,600       Missouri State Health & Educational Facilities
                     Authority, 4.50%, 9/01/30 ................................      1,600
   25,600       Missouri State Health & Educational Facilities
                     Authority, Seires C, 4.50%, 3/01/40 ......................     25,600
    3,100       New Jersey Economic Development Authority, 4.50%,
                     11/01/26 .................................................     3,100
    1,520       New York City Cultural Resources Trust, New York,
                     Solomon R. Guggenheim Foundation, Series 1990 B,
                     4.40%, 12/01/15 ..........................................      1,520
   11,685       New York State Dormatory Authority, Oxford University
                     Press Inc., Series 1993, 4.50%, 7/01/23 ..................     11,685
    3,500       Newport Beach, California, Hoag Memorial, Series
                     1992, 4.25%, 10/01/22 ....................................      3,500

    The accompanying notes are an integral part of the financial statements.


-------------------------------------------------------------------------------
Municipal Money Market Portfolio
                                     140

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
--------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

 FACE                                                                           AMORITIZED
AMOUNT                                                                             COST
 (000)                                                                             (000)
------------------------------------------------------------------------------------------
  VARIABLE/FLOATING RATE INSTRUMENTS (CONT.)
     DAILY VARIABLE RATE BONDS (CONT.)
$   6,000       North Central Texas Health Facilites Development
                     Corp., Presbyterian Medical Center, Series 1985 C,
                     4.55%, 12/01/15 .......................................... $    6,000
    3,200       Ohio Air Quality Development Authority, Cincinnatti
                     Gas and Electric Co. Series 1985 A, 4.75%, 12/01/15 ......      3,200
    3,045       Pennsylvania State Higher Education Facilities
                     Authority, Temple University, Series 1985-1, 4.50%,
                     10/01/09 .................................................      3,045
   10,000       Princeton, Indiana, PSI Energy, Series 1997, 4.45%,
                     4/01/22 ..................................................     10,000
    9,400       Salt Lake County, Utah,  Service Station Holdings,
                     Series 1984, 4.50%, 8/01/07 ..............................      9,400
    8,260       Sweetwater County, Wyoming, Pacificorp, Series
                 1994, 4.55%, 11/01/24 ........................................      8,260
   25,000       Tempe, Arizona, Excise Tax Series 1998, 4.55%, 7/01/23 ........     25,000
    9,200       Washington State Health Care Facilities Authority,
                     4.60%, 2/15/27 ...........................................      9,200
                                                                                ----------
                                                                                   357,730
                                                                                ----------
     WEEKLY VARIABLE RATE BONDS (37.6%)
   14,800       Albuquerque, New Mexico, Airport Sub Lien, Series
                     1995, 4.70%, 7/01/14 .....................................     14,800
   17,000       Birmingham, Medical Clinic Board, Alabama, Series
                     1991, 4.70%, 12/01/26 ....................................     17,000
   10,195       Burke County Development Authority, Georgia, Series
                     1998 A, 4.75%, 1/01/19 ...................................     10,195
    5,300       Charlotte, North Carolina, Airport Series 1993 A
                     (MBIA), 4.70%, 7/01/16 ...................................      5,300
    6,000       Chicago, Illinois, People's Gas Light and Coke Co.,
                     Series 2000, 4.72%, 3/01/30 ..............................      6,000
   17,700       Clark County, Nevada, Airport Impr Refg, Series 1993 A,
                     4.70%, 7/01/12 ...........................................     17,700
   13,400       Clarksville Public Building Authority, Tennessee, Series
                     1995, 4.75%, 10/01/25 ....................................     13,400
   12,330       Cleveland, Ohio, Income Tax Sub Lien, Series 1994,
                     4.90%, 5/15/24 ...........................................     12,330
   25,200       Connecticut Health & Educational Facilities Authority,
                     Yale University, Series T-1, 4.35%, 7/01/29 ..............     25,200
    8,375       Connecticut Second Lien Special Tax Series 1990,
                     4.75%, 12/01/10 ..........................................      8,375
    7,315       Connecticut Series 1997 B, 4.30%, 5/15/14 .....................      7,315
    5,400       Cuyahoga County, Ohio, Hospital Revenue, 4.55%,
                     1/01/24 ..................................................      5,400
   17,300       Cuyahoga County, Ohio, University Hospital, Series
                     1999 E, 4.80%, 1/15/29 ...................................     17,300
   20,500       Dade County, Florida, Water & Sewer System Series
                     1994 (FGIC), 4.70%, 10/05/22 .............................     20,500
   16,000       District of Columbia, George Washington University,
                     Series 1999 C, 4.80%, 9/15/29 ............................     16,000
    4,000       Fulton County Development Authority, Georgia,
                     Morehouse College, 4.75%, 8/01/17 ........................      4,000
   18,600       Harris County, Texas, Baytank Houston Inc., Series
                     1998, 4.75%, 2/01/20 .....................................     18,600
    5,000       Harris County, Texas, Toll Road Unlimited Tax Sub Lien,
                     Series 94 H, 4.75%, 8/01/20 ..............................      5,000
    3,500       Illinois Development Finance Authority, Chicago
                     Symphony, 4.70%, 6/01/31 .................................      3,500
    5,000       Illinois Development Finance Authority, Con Edison
                     Co. Series C, 93A, 4.75%, 3/01/09 ........................      5,000
    5,000       Illinois Development Finance Authority, Museum of
                     Contemporary Art, 4.75%, 2/01/29 .........................      5,000
    8,000       Illinois Development Finance Authority, Palos
                     Community Hospital, Series 1995, 4.80%, 9/01/15 ..........      8,000
   15,600       Illinois State Toll Highway Authority, Series 1993 B,
                     4.70%, 1/01/10 ...........................................     15,600
    4,000       Jacksonville Electric Authority, Florida, Water and
                     Sewer, Series B, 4.75%, 10/01/34 .........................      4,000
    4,000       Jefferson Parish, Louisiana, West Jefferson Medical
                     Center, Series 1986, 4.80%, 1/01/26 ......................      4,000
    5,640       Louisiana Public Facilities Authority, College &
                     University Equipment Series A, 4.80%, 9/01/10 ............      5,640
    8,600       Maryland Health & Educational Facilities, John
                     Hopkins Hospital Series 1997 A, 4.90%, 7/01/27 ...........      8,600
   28,500       Massachusetts Health & Educational Facilities Authority,
                     Harvard University, Series 1985 I, 4.50%, 2/01/16 ........     28,500
   19,400       Massachusetts Water Resources Authority, Series B,
                     4.40%, 8/01/28 ...........................................     19,400
   30,300       Massachusetts, Series 1997 B, 4.60%, 8/01/15 ..................     30,300
   21,680       Minneapolis, Minnesota, 4.50%, 12/01/18 .......................     21,680
   12,300       Missouri Health & Educational Facilities Authority, Sisters
                     of Mercy Health System Series 1995 B, 4.85%, 12/01/16 ....     12,300
    4,000       Municipal Electric Authority, Georgia, Series E, 4.70%,
                     1/01/26 ..................................................      4,000
   25,000       New Jersey Educational Facilities Authority, College of
                     New Jersey Series 1999 A (AMBAC), 4.45%, 7/01/29 .........     25,000
   19,100       New Jersey State Authority, Series 1991 D, 4.20%, 1/01/18 .....     19,100
    9,135       New York City Transportation Finance Authority, New York,
                     Fiscal 1999, 2nd Series A-1, 4.65%, 11/15/22 .............      9,135
   14,400       New York City, New York, Fiscal 1996 J-2, 4.65%, 2/15/16 ......     14,400
    5,000       New York State Housing Finance Agency, Series 1998 A,
                     4.65%, 3/15/28 ...........................................     5,000
   24,300       New York State Local Government Assistance
                     Corporation Series 1995 G, 4.40%, 4/01/25 ................     24,300

    The accompanying notes are an integral part of the financial statements.


-------------------------------------------------------------------------------
                                               Municipal Money Market Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
--------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

 FACE                                                                           AMORITIZED
AMOUNT                                                                             COST
 (000)                                                                             (000)
------------------------------------------------------------------------------------------
  VARIABLE/FLOATING RATE INSTRUMENTS (CONT.)
     WEEKLY VARIABLE RATE BONDS (CONT.)
$   3,900       Nueces County Health Facilities Developmental
                     Corporation, Texas, Driscoll Childrens' Foundation
                     Series 1985, 4.85%, 7/01/15 .............................. $    3,900
   20,500       Oregon, Series 73F, 4.75%, 12/01/17 ...........................     20,500
    9,350       Puerto Rico, Government Development Bank, Series
                     1996, 4.60%, 12/01/15 ....................................      9,350
   25,000       Salt Lake City, Utah, IHC Health Services Inc., Series
                     1990 B, 4.75%, 1/01/20 ...................................     25,000
    5,600       Stanislaus Waste to Energy, California, Ogden Martin,
                     Series 2000, 4.35%, 1/01/10 ..............................      5,600
    4,400       Suffolk County Water Authority, New York, Series 1997
                     BANS, 4.55%, 11/01/02 ....................................      4,400
   12,380       Sunshine State Governement Financing Commission,
                     Florida, Series 1986 A, 4.80%, 7/01/16 ...................     12,380
    7,705       Texas State, Veterans Housing Assistance Fund, Series
                     1995, 4.70%, 12/01/16 ....................................      7,705
    8,300       University of Alabama, Hospital Series 1997 B, 4.70%,
                     10/01/07 .................................................      8,300
    6,600       University of Maryland, Series 1996 B, 4.70%, 7/01/15 .........      6,600
    4,000       University of Minnesota Regents, Series 1999 A, 4.80%,
                     1/01/34 ..................................................      4,000
   11,300       Washington, Series 1996 B,  4.75%, 6/01/20 ....................     11,300
   20,000       Weber County, Utah, IHC Health Services Inc., Series
                     2000 C, 4.75%, 2/15/35 ...................................     20,000
                                                                                ----------
                                                                                   635,905
                                                                                ----------
  TOTAL VARIABLE/FLOATING RATE INSTRUMENTS (COST $993,635) ....................    993,635
                                                                                ----------
TOTAL TAX-EXEMPT INSTRUMENTS (COST $1,713,877) ................................  1,713,877
                                                                                ----------
TOTAL INVESTMENTS (101.4%) (COST $1,713,877) ..................................  1,713,877
                                                                                ----------
OTHER ASSETS (0.7%)
  Cash                                                                 $    64
  Interest Receivable                                                   11,240
  Other                                                                      7      11,311
                                                                       -------
LIABILITIES (-2.1%)
  Payable for Investments Purchased .................................. (30,230)
  Dividends ..........................................................  (3,006)
  Investment Advisory Fees Payable ...................................  (1,377)
  Administrative Fees Payable ........................................    (232)
  Directors' Fees and Expenses Payable ...............................     (75)
  Custodian Fees Payable .............................................     (43)
  Other Liabilities ..................................................    (175)    (35,138)
                                                                       -------  ----------
NET ASSETS (100%) ............................................................. $1,690,050
                                                                                ==========
NET ASSETS CONSIST OF:
  Paid in Capital  ............................................................  1,690,239
  Undistributed Net Investment Income .........................................          5
  Accumulated Net Realized Loss ...............................................       (194)
                                                                                ----------
NET ASSETS .................................................................... $1,690,050
                                                                                ==========
  VARIABLE/FLOATING RATE INSTRUMENTS  (CONT.)
     DAILY VARIABLE RATE BONDS  (CONT.)
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 1,690,225,945 outstanding $0.001 par value
  shares (authorized 4,000,000,000 shares) .................................... $     1.00
                                                                                ==========
------------------------------------------------------------------------------------------

AMBAC-- American Municipal Bond Assurance Company
BANS -- Bond Anticipation Notes
FGIC -- Financial Guaranty Insurance Corporation
MBIA -- Municipal Bond Insurance Corporation
NRU-CFC-GTD-- National Rural Utilities Cooperative Finance
  Corporation Guaranteed
TANS -- Tax Anticipation Notes
TRANS-- Tax & Revenue Anticipation Notes
Variable/Floating Rate Instruments. The interest rate changes on these instruments are based on changes in a designated base rate. These instruments are payable on demand.
Maturity dates disclosed for Variable/Floating Rate Instruments are the ultimate maturity dates. The effective maturity dates for such securities are the next interest reset dates which are seven days or less.
Prerefunded Bonds-- Outstanding bonds have been refunded to the first call date
  (prerefunded date) by the issuance of new bonds. Principal and interest are paid from monies escrowed in U.S. Treasury securities. Prerefunded bonds are generally re-rated AAA due to the U.S. Treasury escrow.


    The accompanying notes are an integral part of the financial statements.


-------------------------------------------------------------------------------
Municipal Money Market Portfolio
                                     142

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 2000
--------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

----------------------------------------------------------------------------
                SUMMARY OF TAX-EXEMPT INSTRUMENTS BY STATE
                                                   AMORTIZED        PERCENT
                                                     COST           OF NET
STATE                                                (000)          ASSETS
----------------------------------------------------------------------------
Alabama ......................................     $ 25,300          1.5%
Arizona ......................................       58,104           3.4
California ...................................       23,300           1.4
Connecticut ..................................       40,890           2.4
District of Columbia .........................       16,000           1.0
Florida ......................................       91,295           5.4
Georgia ......................................       69,830           4.1
Hawaii .......................................       12,000           0.7
Idaho ........................................        2,485           0.2
Illinois .....................................       97,275           5.8
Indiana ......................................       28,119           1.7
Kentucky .....................................       40,400           2.4
Louisiana ....................................       68,525           4.1
Maryland .....................................       28,800           1.7
Massachusetts ................................      109,200           6.5
Michigan .....................................        2,600           0.2
Minnesota ....................................       25,680           1.5
Missouri .....................................       82,600           4.9
Montana ......................................        7,000           0.4
Nebraska .....................................       29,650           1.8
Nevada .......................................       23,800           1.4
New Jersey ...................................       47,200           2.8
New Mexico ...................................       14,800           0.9
New York .....................................      124,190           7.3
North Carolina ...............................        5,300           0.3
Ohio .........................................       58,225           3.4
Oklahoma .....................................        4,500           0.3
Oregon .......................................       20,500           1.2
Pennsylvania .................................        5,745           0.3
Puerto Rico ..................................       34,550           2.0
South Carolina ...............................       38,481           2.3
Tennessee ....................................       20,800           1.2
Texas ........................................      239,407          14.2
Utah .........................................      101,400           6.0
Virginia .....................................       27,700           1.6
Washington ...................................       36,105           2.1
Wisconsin ....................................       13,782           0.8
Wyoming ......................................       32,489           1.9
U.S. Government and Agency Obligations .......        5,850           0.3
                                                 ----------         -----
                                                 $1,713,877         101.4%
                                                 ==========         =====

-------------------------------------------------------------------------------
                                               Municipal Money Market Portfolio
                                      143

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30, 2000
------------------------------------------------------------------------------

                                                   ACTIVE                 ASIAN                              EUROPEAN
                                            INTERNATIONAL      ASIAN       REAL     EMERGING     EUROPEAN        REAL     GLOBAL
                                               ALLOCATION     EQUITY     ESTATE      MARKETS       EQUITY      ESTATE     EQUITY
                                                PORTFOLIO  PORTFOLIO  PORTFOLIO    PORTFOLIO    PORTFOLIO   PORTFOLIO  PORTFOLIO
                                                    (000)      (000)      (000)        (000)        (000)       (000)      (000)
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                     $  4,783   $   787      $  48     $  7,570+     $ 1,478       $ 150    $   993
  Interest                                         3,231       120          3        1,441           58           7         71
  Less: Foreign Taxes Withheld                      (569)      (46)        (2)        (394)        (194)        (29)       (79)
                                                --------   -------      -----     --------      -------       -----    -------
    Total Income                                   7,445       861         49        8,617        1,342         128        985
                                                --------   -------      -----     --------      -------       -----    -------
EXPENSES:
  Investment Advisory Fees:
       Basic Fees -- Adviser                       1,858       426         13        9,319          406          39        366
       Less: Fees Waived                            (300)     (101)       (13)          --          (66)        (39)       (77)
                                                --------   -------      -----     --------      -------       -----    -------
  Investment Advisory Fees -- Net                  1,558       325         --        9,319          340          --        289
  Administrative Fees                                475        89          8        1,158           89          13         78
  Custodian Fees                                     154        60         17          838           37          10         39
  Directors' Fees and Expenses                        11         2          1           24            2           1          4
  Filing and Registration Fees                        26        15          8          110           13           8         13
  Foreign Tax Expense                                 37        13         --           --           --          --         --
  Insurance                                            5         2         --           12            1          --          3
  Interest Expense                                    57         9         --          196            1           2          2
  Professional Fees                                   37        31         15          122           21          15         24
  Shareholder Reports                                 17         8         --           31            2          --          2
  Distribution Fees on Class B Shares                 28         3          1           27            2           2         33
  Other Expenses                                      18         5          1           44            5           4          7
  Expenses Reimbursed by Advisor                      --        --        (34)          --           --          (1)        --
                                                --------   -------      -----     --------      -------       -----    -------
    Total Expenses                                 2,423       562         17       11,881          513          54        494
                                                --------   -------      -----     --------      -------       -----    -------
NET INVESTMENT INCOME (LOSS)                       5,022       299         32       (3,264)         829          74        491
                                                --------   -------      -----     --------      -------       -----    -------
NET REALIZED GAIN (LOSS):
  Investments Sold                                48,834     6,274         33      255,161**      5,880        (499)       (31)
  Foreign Currency Transactions                   (7,783)      (92)        (2)      (2,098)         130         (15)     1,625
  Futures Contracts                                5,611        --         --           --           --          --         --
                                                --------   -------      -----     --------      -------       -----    -------
    Total Net Realized Gain (Loss)                46,662     6,182         31      253,063        6,010        (514)     1,594
                                                --------   -------      -----     --------      -------       -----    -------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION):
  Investments                                    (82,132)  (15,687)*     (521)    (324,719)***   (4,980)        641     (2,824)
  Foreign Currency Translations                    1,671         9          1        6,832          417          (1)    (1,010)
  Futures Contracts                               (9,720)       --         --           --           --          --         --
                                                --------   -------      -----     --------      -------       -----    -------
    Total Net Change in Unrealized
      Appreciation (Depreciation)                (90,181)  (15,678)      (520)    (317,887)      (4,563)        640     (3,834)
                                                --------   -------      -----     --------      -------       -----    -------
TOTAL NET REALIZED GAIN (LOSS) AND CHANGE IN
  UNREALIZED APPRECIATION (DEPRECIATION)         (43,519)   (9,496)      (489)     (64,824)       1,447         126     (2,240)
                                                --------   -------      -----     --------      -------       -----    -------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                 $(38,497)  $(9,197)     $(457)    $(68,088)     $ 2,276       $ 200    $(1,749)
                                                ========   =======      =====     ========      =======       =====    =======

-------------------
  * Net of foreign tax of $1,000 on unrealized appreciation.
 ** Net of foreign tax expense of $5,321,000.
*** Net of foreign tax of $2,674,000 on unrealized appreciation.
  + Includes dividend income from affiliated parties of $25,000.

   The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30, 2000
------------------------------------------------------------------------------

                                                            INTERNATIONAL  INTERNATIONAL   INTERNATIONAL    JAPANESE      LATIN
                                                                   EQUITY         MAGNUM       SMALL CAP      EQUITY   AMERICAN
                                                                PORTFOLIO      PORTFOLIO       PORTFOLIO   PORTFOLIO  PORTFOLIO
                                                                    (000)          (000)           (000)       (000)      (000)
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                                    $  62,033        $ 1,850        $  6,536      $  287    $   182
  Interest                                                         5,826            627             238          81         17
  Less: Foreign Taxes Withheld                                    (6,521)          (254)           (787)        (42)        (1)
                                                               ---------        -------        --------      ------    -------
    Total Income                                                  61,338          2,223           5,987         326        198
                                                               ---------        -------        --------      ------    -------
EXPENSES:
  Investment Advisory Fees:
       Basic Fees -- Adviser                                      18,119            885           1,751         305         89
       Less: Fees Waived                                            (257)           (85)           (105)        (41)       (35)
                                                               ---------        -------        --------      ------    -------
  Investment Advisory Fees -- Net                                 17,862            800           1,646         264         54
  Administrative Fees                                              3,497            184             292          66         18
  Custodian Fees                                                     885             60             114          10         28
  Directors' Fees and Expenses                                        87              5               7           2          1
  Filing and Registration Fees                                        16             16              16          10         16
  Foreign Tax Expense                                                 --             --              --          --          4
  Insurance                                                           48              2               3           1         --
  Interest Expense                                                     5              4              31          22          6
  Professional Fees                                                  136             23              34          21         19
  Shareholder Reports                                                 75             15               5           6         --
  Distribution Fees on Class B Shares                                 53             36              --           5          2
  Other Expenses                                                     145              9              11           3          1
                                                               ---------        -------        --------      ------    -------
    Total Expenses                                                22,809          1,154           2,159         410        149
                                                               ---------        -------        --------      ------    -------
NET INVESTMENT INCOME (LOSS)                                      38,529          1,069           3,828         (84)        49
                                                               ---------        -------        --------      ------    -------
NET REALIZED GAIN (LOSS):
  Investments Sold                                               452,227          3,497          36,895       1,703        793
  Foreign Currency Transactions                                  (32,215)          (464)           (531)         (5)       (21)
  Futures Contracts                                                   --             (7)             --          --         --
                                                               ---------        -------        --------      ------    -------
    Total Net Realized Gain (Loss)                               420,012          3,026          36,364       1,703        772
                                                               ---------        -------        --------      ------    -------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
  Investments                                                   (150,871)        (7,187)        (21,440)      1,316     (1,354)
  Foreign Currency Translations                                   42,645            (29)             25          (1)        17
  Futures                                                             --           (443)             --          --         --
                                                               ---------        -------        --------      ------    -------
    Total Net Change in Unrealized Appreciation
      (Depreciation)                                            (108,226)        (7,659)        (21,415)      1,315     (1,337)
                                                               ---------        -------        --------      ------    -------
TOTAL NET REALIZED GAIN (LOSS) AND CHANGE IN
  UNREALIZED APPRECIATION (DEPRECIATION)                         311,786         (4,633)         14,949       3,018       (565)
                                                               ---------        -------        --------      ------    -------
  Net Increase (Decrease) in Net Assets Resulting from
    Operations                                                 $ 350,315        $(3,564)       $ 18,777      $2,934    $  (516)
                                                               =========        =======        ========      ======    =======

   The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30, 2000
------------------------------------------------------------------------------

                                                                         SMALL
                                                  EQUITY      FOCUS    COMPANY                U.S. EQUITY    U.S. REAL      VALUE
                                                  GROWTH     EQUITY     GROWTH    TECHNOLOGY         PLUS       ESTATE     EQUITY
                                               PORTFOLIO  PORTFOLIO  PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO  PORTFOLIO
                                                   (000)      (000)      (000)         (000)        (000)        (000)      (000)
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                     $ 3,945   $   512     $    161      $    20     $    113       $ 7,573   $   444
  Interest                                          779        79          172          120            2           486        44
  Less: Foreign Taxes Withheld                       --        --           --           --           --           (30)       --
                                                -------   -------     --------      -------      -------       -------   -------
    Total Income                                  4,724       591          333          140          115         8,029       488
                                                -------   -------     --------      -------      -------       -------   -------
EXPENSES:
  Investment Advisory Fees:
       Basic Fees -- Adviser                      3,999       653          721          622           47         1,582       127
       Less: Fees Waived                            (15)      (24)         (62)         (27)         (44)          (66)      (34)
                                                -------   -------     --------      -------      -------       -------   -------
  Investment Advisory Fees -- Net                 3,984       629          659          595            3         1,516        93
  Administrative Fees                             1,024       127          115          100           22           307        43
  Custodian Fees                                     62        16           34           11            8            15         8
  Directors' Fees and Expenses                       26         3            2            3            1             7         1
  Filing and Registration Fees                       83        11           67           55           19            39        13
  Insurance                                          19         2           --           --           --             3         1
  Interest Expense                                   --         1           --            9            1             2         4
  Professional Fees                                  45        19           16           15           13            22        15
  Shareholder Reports                                55         6            6            5           11            21         2
  Distribution Fees on Class B Shares               390        28           69           10            2            19         1
  Other Expenses                                     38         6            4            3            6            53         3
  Expenses Reimbursed by Advisor                     --        --           --           --           --            --        --
                                                -------   -------     --------      -------      -------       -------   -------
    Total Expenses                                5,726       848          972          806           86         2,004       184
                                                -------   -------     --------      -------      -------       -------   -------
NET INVESTMENT INCOME (LOSS)                     (1,002)     (257)        (639)        (666)          29         6,025       304
                                                -------   -------     --------      -------      -------       -------   -------
NET REALIZED GAIN (LOSS):
  Investments Sold                               53,617     9,335       28,052       21,389          359        (1,316)    3,249
                                                -------   -------     --------      -------      -------       -------   -------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION):
  Investments                                    27,714     1,184      (15,813)      (7,171)      (1,030)       57,985    (2,340)
  Foreign Currency Translations                      --        --          --            --           --            (3)       --
                                                -------   -------     --------      -------      -------       -------   -------
    Total Net Change in Unrealized
      Appreciation (Depreciation)                27,714     1,184      (15,813)      (7,171)      (1,030)       57,982    (2,340)
                                                -------   -------     --------      -------      -------       -------   -------
TOTAL NET REALIZED GAIN (LOSS) AND CHANGE IN
  UNREALIZED APPRECIATION (DEPRECIATION)         81,331    10,519       12,239       14,218         (671)       56,666       909
                                                -------   -------     --------      -------      -------       -------   -------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                   $80,329   $10,262     $ 11,600      $13,552      $  (642)      $62,691   $ 1,213
                                                =======   =======     ========      =======      =======       =======   =======

   The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30, 2000
------------------------------------------------------------------------------

                                                                                   GLOBAL                                  MUNICIPAL
                                                          EMERGING       FIXED      FIXED         HIGH          MONEY          MONEY
                                                      MARKETS DEBT      INCOME     INCOME        YIELD         MARKET         MARKET
                                                         PORTFOLIO   PORTFOLIO  PORTFOLIO    PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                             (000)       (000)      (000)        (000)          (000)          (000)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                                $   24     $    --    $    --      $    134        $    --       $    --
  Interest                                                  3,691       6,008        906         7,916         93,197        33,519
  Less: Foreign Taxes Withheld                                 --          --         (8)           --             --            --
                                                          -------     -------    -------      --------        -------       -------
    Total Income                                            3,715       6,008        898         8,050         93,197        33,519
                                                          -------     -------    -------      --------        -------       -------
EXPENSES:
  Investment Advisory Fees:
       Basic Fees -- Adviser                                  231         300         64           296          4,567         2,619
       Less: Fees Waived                                       --         (98)       (54)           --             --            --
                                                          -------     -------    -------      --------        -------       -------
  Investment Advisory Fees -- Net                             231         202         10           296          4,567         2,619
  Administrative Fees                                          52         135         31           124          2,326         1,354
  Custodian Fees                                               16           9          8            12            133            57
  Directors' Fees and Expenses                                  1           4          1             4             22             9
  Filing and Registration Fees                                 12          11         14            18            225           147
  Foreign Tax Expense                                         109          --         --            --             --            --
  Insurance                                                     1           1         --             2              2            15
  Interest Expense                                             14           1          5            --             --            --
  Professional Fees                                            24          18         17            20             43            35
  Shareholder Reports                                           1           3         --             4             23            22
  Distribution Fees on Class B Shares                           1           1         --            40             --            --
  Other Expenses                                                8           8          2             7              5            12
  Expenses Reimbursed by Advisor                               --          --         --            --             --            --
                                                          -------     -------    -------      --------        -------       -------
    Total Expenses                                            470         393         88           527          7,346         4,270
                                                          -------     -------    -------      --------        -------       -------
NET INVESTMENT INCOME                                       3,245       5,615        810         7,523         85,851        29,249
                                                          -------     -------    -------      --------        -------       -------
NET REALIZED GAIN (LOSS):
  Investments Sold                                          4,191      (2,204)      (317)       (4,592)            --           (97)
  Foreign Currency Transactions                              (699)         --       (449)           --             --            --
                                                          -------     -------    -------      --------        -------       -------
    Total Net Realized Gain (Loss)                          3,492      (2,204)      (766)       (4,592)            --           (97)
                                                          -------     -------    -------      --------        -------       -------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
  Investments                                              (2,740)      2,280       (309)       (6,476)            --            --
  Foreign Currency Translations                                68          --        (46)           --             --            --
                                                          -------     -------    -------      --------        -------       -------
    Total Net Change in Unrealized Appreciation
      (Depreciation)                                       (2,672)      2,280       (355)       (6,476)            --            --
                                                          -------     -------    -------      --------        -------       -------
TOTAL NET REALIZED GAIN (LOSS) AND CHANGE IN
  UNREALIZED APPRECIATION (DEPRECIATION)                      820          76     (1,121)      (11,068)            --           (97)
                                                          -------     -------    -------      --------        -------       -------
  Net Increase (Decrease) in Net Assets Resulting from
    Operations                                            $ 4,065     $ 5,691    $  (311)     $ (3,545)       $85,851       $29,152
                                                          =======     =======    =======      ========        =======       =======

   The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------
                                    147
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[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  ACTIVE INTERNATIONAL
                                                                  ALLOCATION PORTFOLIO           ASIAN EQUITY PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
                                                                 SIX MONTHS                      SIX MONTHS
                                                                      ENDED                           ENDED
                                                                   JUNE 30,      YEAR ENDED        JUNE 30,    YEAR ENDED
                                                                       2000    DECEMBER 31,            2000  DECEMBER 31,
                                                                (UNAUDITED)            1999     (UNAUDITED)          1999
                                                                      (000)           (000)           (000)         (000)
--------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                           $   5,022       $   7,290     $       299    $      428
  Net Realized Gain (Loss)                                           46,662          36,392           6,182        22,415
  Change in Unrealized Appreciation (Depreciation)                  (90,181)         78,883         (15,678)       24,459
--------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Operations                                                      (38,497)        122,565          (9,197)       47,302
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                                  --          (2,165)             --          (718)
  In Excess of Net Investment Income                                     --          (2,247)             --            --
  Net Realized Gain                                                      --         (28,918)             --            --
  CLASS B:
  Net Investment Income                                                  --             (30)             --           (15)
  In Excess of Net Investment Income                                     --             (31)             --            --
  Net Realized Gain                                                      --            (415)             --            --
--------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                    --         (33,806)             --          (733)
--------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                         89,389         306,079         113,546       133,913
  Distributions Reinvested                                               --          29,221              --           666
  Redeemed                                                          (74,492)       (106,381)       (113,138)     (127,781)
  CLASS B:
  Subscribed                                                        501,831           9,859             250           450
  Distributions Reinvested                                               --             459              --            15
  Redeemed                                                         (485,560)         (1,358)           (186)         (312)
--------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share Transactions            31,168         237,879             472         6,951
--------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                            (7,329)        326,638          (8,725)       53,520

NET ASSETS:
  Beginning of Period                                               593,566         266,928         106,341        52,821
--------------------------------------------------------------------------------------------------------------------------
  End of Period                                                   $ 586,237       $ 593,566     $    97,616    $  106,341
--------------------------------------------------------------------------------------------------------------------------
  Undistributed (accumulated) net investment income (loss)
    included to end of period net assets                          $   2,903       $  (2,119)    $       390    $       91
--------------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                 6,664          24,816           8,357        13,946
    Shares Issued on Distributions Reinvested                            --           2,218              --            49
    Shares Redeemed                                                  (5,602)         (8,511)         (8,239)      (13,211)
--------------------------------------------------------------------------------------------------------------------------
    Net Increase in Class A Shares Outstanding                        1,062          18,523             118           784
--------------------------------------------------------------------------------------------------------------------------
    CLASS B:
    Shares Subscribed                                                37,392             757              20            40
    Shares Issued on Distributions Reinvested                            --              34              --             1
    Shares Redeemed                                                 (35,993)           (108)            (15)          (30)
--------------------------------------------------------------------------------------------------------------------------
    Net Increase in Class B Shares Outstanding                        1,399             683               5            11
--------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

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          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 ASIAN REAL ESTATE PORTFOLIO    EMERGING MARKETS PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
                                                                 SIX MONTHS                      SIX MONTHS
                                                                      ENDED                           ENDED
                                                                   JUNE 30,      YEAR ENDED        JUNE 30,    YEAR ENDED
                                                                       2000    DECEMBER 31,            2000  DECEMBER 31,
                                                                (UNAUDITED)            1999     (UNAUDITED)          1999
                                                                      (000)           (000)           (000)         (000)
--------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                    $      32       $      63     $    (3,264)   $   (2,713)
  Net Realized Gain (Loss)                                               31             359         253,063       135,938
  Net Change in Unrealized Appreciation (Depreciation)                 (520)            370        (317,887)      649,154
--------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Operations                                                         (457)            792         (68,088)      782,379
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                                  --            (122)             --            --
  In Excess of Net Investment Income                                     --             (10)             --            --
  CLASS B:
  Net Investment Income                                                  --             (42)             --            --
  In Excess of Net Investment Income                                     --              (3)             --            --
--------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                    --            (177)             --            --
--------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                             50             615         552,552       452,119
  Distributions Reinvested                                               --              31              --            --
  Redeemed                                                             (188)           (649)       (608,720)     (453,915)
  CLASS B:
  Subscribed                                                             --             533          45,179        14,167
  Distributions Reinvested                                               --              43              --            --
  Redeemed                                                             (521)           (112)        (39,881)      (12,172)
--------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share Transactions              (659)            461         (50,870)          199
--------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                            (1,116)          1,076        (118,958)      782,578
NET ASSETS:
  Beginning of Period                                                 4,284           3,208       1,561,892       779,314
--------------------------------------------------------------------------------------------------------------------------
  End of Period                                                   $   3,168       $   4,284     $ 1,442,934    $1,561,892
--------------------------------------------------------------------------------------------------------------------------
  Undistributed (accumulated) net investment income (loss)
    included in end of period net assets                          $      19       $     (13)    $    (8,118)   $   (4,854)
--------------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                     7              82          29,195        35,173
    Shares Issued on Distributions Reinvested                            --               4              --            --
    Shares Redeemed                                                     (26)            (86)        (31,956)      (35,808)
--------------------------------------------------------------------------------------------------------------------------
    Net Decrease in Class A Shares Outstanding                          (19)             --          (2,761)         (635)
--------------------------------------------------------------------------------------------------------------------------
    CLASS B:
    Shares Subscribed                                                    --              70           2,382           979
    Shares Issued on Distributions Reinvested                            --               6              --            --
    Shares Redeemed                                                     (73)            (17)         (2,103)         (848)
--------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding               (73)             59             279           131
--------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

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          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 EUROPEAN EQUITY PORTFOLIO  EUROPEAN REAL ESTATE PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
                                                                 SIX MONTHS                      SIX MONTHS
                                                                      ENDED                           ENDED
                                                                   JUNE 30,      YEAR ENDED        JUNE 30,    YEAR ENDED
                                                                       2000    DECEMBER 31,            2000  DECEMBER 31,
                                                                (UNAUDITED)            1999     (UNAUDITED)          1999
                                                                      (000)           (000)           (000)         (000)
--------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
    Net Investment Income                                         $     829       $   1,894     $        74    $      445
    Net Realized Gain (Loss)                                          6,010          10,452            (514)         (316)
    Change in Unrealized Appreciation (Depreciation)                 (4,563)         (4,162)            640          (499)
--------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting
      from Operations                                                 2,276           8,184             200          (370)
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
    CLASS A:
    Net Investment Income                                                --          (2,064)             --          (258)
    In Excess of Net Investment Income                                   --            (167)             --           (37)
    Net Realized Gain                                                    --         (11,303)             --            --
    CLASS B:
    Net Investment Income                                                --             (35)             --           (32)
    In Excess of Net Investment Income                                   --              (3)             --            (4)
    Net Realized Gain                                                    --            (264)             --            --
--------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                  --         (13,836)             --          (331)
--------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
    CLASS A:
    Subscribed                                                       17,513          47,476             500         1,987
    Distributions Reinvested                                             --          12,471              --           286
    Redeemed                                                        (30,418)       (118,144)         (2,959)      (25,147)
    CLASS B:
    Subscribed                                                           --             701             160           433
    Distributions Reinvested                                             --             298              --            26
    Redeemed                                                           (259)         (3,817)           (359)       (1,120)
--------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital Share Transactions         (13,164)        (61,015)         (2,658)      (23,535)
--------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease) in Net Assets                         (10,888)        (66,667)         (2,458)      (24,236)

NET ASSETS:
    Beginning of Period                                             107,226         173,893          11,717        35,953
--------------------------------------------------------------------------------------------------------------------------
    End of Period                                                 $  96,338       $ 107,226     $     9,259    $   11,717
--------------------------------------------------------------------------------------------------------------------------
    Undistributed (accumulated) net investment
    income (loss) included in end of period net assets            $     655       $    (174)    $        33    $      (41)
--------------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                 1,179           3,069              59           210
    Shares Issued on Distributions Reinvested                            --             849              --            30
    Shares Redeemed                                                  (2,051)         (7,670)           (349)       (2,644)
--------------------------------------------------------------------------------------------------------------------------
    Net Decrease in Class A Shares Outstanding                         (872)         (3,752)           (290)       (2,404)
--------------------------------------------------------------------------------------------------------------------------
    CLASS B:
    Shares Subscribed                                                    --              46              17            44
    Shares Issued on Distributions Reinvested                            --              20              --             3
    Shares Redeemed                                                     (18)           (250)            (40)         (116)
--------------------------------------------------------------------------------------------------------------------------
    Net Decrease in Class B Shares Outstanding                          (18)           (184)            (23)          (69)
--------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

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          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                GLOBAL EQUITY PORTFOLIO     INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
                                                                 SIX MONTHS                      SIX MONTHS
                                                                      ENDED                           ENDED
                                                                   JUNE 30,      YEAR ENDED        JUNE 30,    YEAR ENDED
                                                                       2000    DECEMBER 31,            2000  DECEMBER 31,
                                                                (UNAUDITED)            1999     (UNAUDITED)          1999
                                                                      (000)           (000)           (000)         (000)
--------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
    Net Investment Income                                         $     491       $   2,728     $    38,529    $   51,726
    Net Realized Gain (Loss)                                          1,594          28,239         420,012       354,703
    Change in Unrealized Appreciation (Depreciation)                 (3,834)        (25,843)       (108,226)      243,836
--------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                                      (1,749)          5,124         350,315       650,265
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
    CLASS A:
    Net Investment Income                                                --          (2,179)             --       (39,249)
    In Excess of Net Investment Income                                   --            (315)             --            --
    Net Realized Gain                                                    --         (18,311)             --      (322,951)
    CLASS B:
    Net Investment Income                                                --            (475)             --          (262)
    In Excess of Net Investment Income                                   --             (69)             --            --
    Net Realized Gain                                                    --          (3,780)             --        (2,795)
--------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                  --         (25,129)             --      (365,257)
--------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
    CLASS A:
    Subscribed                                                       16,708          15,201         831,514     1,675,013
    Distributions Reinvested                                             --          19,363              --       344,185
    Redeemed                                                        (83,890)       (131,408)     (1,129,234)   (1,073,291)
    CLASS B:
    Subscribed                                                        6,243          22,424           7,035        25,017
    Distributions Reinvested                                             --           4,325              --         2,913
    Redeemed                                                         (5,359)         (8,036)         (3,040)       (5,010)
--------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital Share Transactions         (66,298)        (78,131)       (293,725)      968,827
--------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease) in Net Assets                         (68,047)        (98,136)         56,590     1,253,835
NET ASSETS:
    Beginning of Period                                             143,735         241,871       4,671,409     3,417,574
--------------------------------------------------------------------------------------------------------------------------
    End of Period                                                 $  75,688       $ 143,735     $ 4,727,999    $4,671,409
--------------------------------------------------------------------------------------------------------------------------
    Undistributed (accumulated) net investment income (loss)
      included in end of period net assets                        $     126       $    (365)    $    37,069    $   (1,460)
--------------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                   916             742          42,829        86,582
    Shares Issued on Distributions Reinvested                            --           1,029              --        17,923
    Shares Redeemed                                                  (4,820)         (6,489)        (57,981)      (54,905)
--------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding            (3,904)         (4,718)        (15,152)       49,600
--------------------------------------------------------------------------------------------------------------------------
    CLASS B:
    Shares Subscribed                                                   344           1,066             360         1,279
    Shares Issued on Distributions Reinvested                            --             236              --           152
    Shares Redeemed                                                    (303)           (395)           (156)         (255)
--------------------------------------------------------------------------------------------------------------------------
    Net Increase in Class B Shares Outstanding                           41             907             204         1,176
--------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

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[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              INTERNATIONAL MAGNUM PORTFOLIO  INTERNATIONAL SMALL CAP PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
                                                                    SIX MONTHS                    SIX MONTHS
                                                                         ENDED                         ENDED
                                                                      JUNE 30,     YEAR ENDED       JUNE 30,       YEAR ENDED
                                                                          2000   DECEMBER 31,           2000     DECEMBER 31,
                                                                   (UNAUDITED)           1999     (UNAUDITED)            1999
                                                                         (000)          (000)           (000)            (000)
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                              $   1,069       $   2,544        $   3,828     $   3,727
  Net Realized Gain (Loss)                                               3,026          13,026           36,364        28,999
  Change in Unrealized Appreciation (Depreciation)                      (7,659)         32,007          (21,415)       63,878
-------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations       (3,564)         47,577           18,777        96,604
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                                     --          (2,072)              --        (4,582)
  In Excess of Net Investment Income                                        --              --               --          (418)
  Net Realized Gain                                                         --          (8,198)              --       (20,419)
  CLASS B:
  Net Investment Income                                                     --            (257)              --            --
  Net Realized Gain                                                         --          (1,323)              --            --
--------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                       --         (11,850)              --       (25,419)
--------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                           177,067         128,879           45,418        45,497
  Distributions Reinvested                                                  --           9,764               --        24,307
  Redeemed                                                            (161,278)       (251,176)         (32,680)      (36,506)
  Transaction Fees                                                          --              --              425           583
  CLASS B:
  Subscribed                                                            20,061          31,085               --            --
  Distributions Reinvested                                                  --           1,571               --            --
  Redeemed                                                             (20,937)        (32,459)              --            --
--------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share Transactions               14,913        (112,336)          13,163        33,881
--------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                               11,349         (76,609)          31,940       105,066

NET ASSETS:
  Beginning of Period                                                  219,356         295,965          357,708       252,642
--------------------------------------------------------------------------------------------------------------------------------
  End of Period                                                      $ 230,705       $ 219,356        $ 389,648     $ 357,708
================================================================================================================================
  Undistributed (accumulated) net investment income (loss)
  included in end of period net assets                               $   1,129       $      60        $   3,409     $    (419)
================================================================================================================================
(1)CAPITAL SHARE TRANSACTIONS:

    CLASS A:
    Shares Subscribed                                                   13,693          10,445            2,293         2,428
    Shares Issued on Distributions Reinvested                               --             759               --         1,308
    Shares Redeemed                                                    (12,403)        (20,684)          (1,625)       (2,111)
--------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding                1,290          (9,480)             668         1,625
================================================================================================================================
    CLASS B:
    Shares Subscribed                                                    1,554           2,469               --            --
    Shares Issued on Distributions Reinvested                               --             122               --            --
    Shares Redeemed                                                     (1,616)         (2,591)              --            --
--------------------------------------------------------------------------------------------------------------------------------
    Net Decrease in Class B Shares Outstanding                             (62)             --               --            --
================================================================================================================================


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

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          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       JAPANESE EQUITY PORTFOLIO    LATIN AMERICAN PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
                                                                      SIX MONTHS                    SIX MONTHS
                                                                           ENDED                         ENDED
                                                                        JUNE 30,       YEAR ENDED       JUNE 30,    YEAR ENDED
                                                                            2000      DECEMBER 31,         2000   DECEMBER 31,
                                                                     (UNAUDITED)             1999    (UNAUDITED)          1999
                                                                           (000)             (000)         (000)         (000)
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                          $  (84)        $  (180)           $  49        $  259
  Net Realized Gain (Loss)                                               1,703              10              772         1,516
  Change in Unrealized Appreciation (Depreciation)                       1,315          30,838           (1,337)        6,903
--------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations        2,934          30,668             (516)        8,678
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                                     --              --               --          (436)
  CLASS B:
  Net Investment Income                                                     --              --               --           (30)
--------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                       --              --               --          (466)
--------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                            23,698          61,773            5,167         7,989
  Distributions Reinvested                                                  --              --                            420
  Redeemed                                                             (19,394)        (75,399)          (4,788)      (17,160)
  CLASS B:
  Subscribed                                                             1,508           2,388               75           212
  Distributions Reinvested                                                  --              --               --            27
  Redeemed                                                                (808)         (1,064)             (22)         (664)
--------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share Transactions                5,004         (12,302)             432        (9,176)
--------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                7,938          18,366              (84)         (964)

NET ASSETS:
  Beginning of Period                                                   77,204          58,838           15,196        16,160
--------------------------------------------------------------------------------------------------------------------------------
  End of Period                                                       $ 85,142        $ 77,204         $ 15,112      $ 15,196
================================================================================================================================
  Undistributed (accumulated) net investment income (loss)
     included in end of period net assets                             $   (460)       $   (376)        $    242      $    193
================================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:

    CLASS A:
    Shares Subscribed                                                    2,429           8,179              419           973
    Shares Issued on Distributions Reinvested                               --              --               --            45
    Shares Redeemed                                                     (1,986)        (10,247)            (420)       (2,025)
--------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding                  443          (2,068)              (1)       (1,007)
================================================================================================================================
    CLASS B:
    Shares Subscribed                                                      155             304                7            24
    Shares Issued on Distributions Reinvested                               --              --               --             3
    Shares Redeemed                                                        (81)           (128)              (2)          (74)
--------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding                   74             176                5           (47)
================================================================================================================================


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

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          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                 EQUITY GROWTH PORTFOLIO         FOCUS EQUITY PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
                                                                      SIX MONTHS                    SIX MONTHS
                                                                           ENDED                         ENDED
                                                                        JUNE 30,       YEAR ENDED       JUNE 30,    YEAR ENDED
                                                                            2000      DECEMBER 31,         2000   DECEMBER 31,
                                                                     (UNAUDITED)             1999    (UNAUDITED)          1999
                                                                           (000)             (000)         (000)         (000)
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Loss                                              $    (1,002)    $    (1,402)       $    (257)    $    (504)
  Net Realized Gain (Loss)                                              53,617         125,662            9,335        47,285
  Change in Unrealized Appreciation (Depreciation)                      27,714         227,053            1,184         7,047
--------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations       80,329         351,313           10,262        53,828
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                                     --             (23)              --            --
  In Excess of Net Investment Income                                        --             (35)              --            --
  Net Realized Gain                                                         --         (55,337)              --       (28,868)
  CLASS B:
  Net Investment Income                                                     --              (6)              --            --
  In Excess of Net Investment Income                                        --             (10)              --            --
  Net Realized Gain                                                         --         (13,532)              --        (4,789)
--------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                       --         (68,943)              --       (33,657)
--------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                           138,968         248,578           17,781        50,123
  Distributions Reinvested                                                  --          53,147               --        26,848
  Redeemed                                                            (104,380)       (345,875)         (20,454)      (89,436)
  CLASS B:
  Subscribed                                                           129,795         147,967            2,577         3,277
  Distributions Reinvested                                                  --          12,393               --         4,773
  Redeemed                                                             (28,233)        (42,581)          (2,220)       (4,876)
--------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share Transactions              136,150          73,629           (2,316)       (9,291)
--------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                              216,479         355,999            7,946        10,880

NET ASSETS:
  Beginning of Period                                                1,223,894         867,895          158,296       147,416
--------------------------------------------------------------------------------------------------------------------------------
  End of Period                                                    $ 1,440,373     $ 1,223,894        $ 166,242     $ 158,296
================================================================================================================================
  Undistributed (accumulated) net investment income (loss)
   included in end of period net assets                            $    (1,047)    $       (45)       $    (269)    $     (12)
================================================================================================================================
   (1) CAPITAL SHARE TRANSACTIONS:

    CLASS A:
    Shares Subscribed                                                    5,363          11,778              882         2,443
    Shares Issued on Distributions Reinvested                               --           2,239               --         1,435
    Shares Redeemed                                                     (4,077)        (16,202)          (1,008)       (4,440)
--------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding                1,286          (2,185)            (126)         (562)
================================================================================================================================
    CLASS B:
    Shares Subscribed                                                    5,095           6,969              126           160
    Shares Issued on Distributions Reinvested                               --             525               --           258
    Shares Redeemed                                                     (1,105)         (1,971)            (109)         (239)
--------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding                3,990           5,523               17           179
================================================================================================================================


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

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          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                    SMALL COMPANY GROWTH PORTFOLIO         TECHNOLOGY PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
                                                                      SIX MONTHS                     SIX MONTHS
                                                                           ENDED                          ENDED
                                                                        JUNE 30,       YEAR ENDED       JUNE 30,    YEAR ENDED
                                                                            2000      DECEMBER 31,         2000    DECEMBER 31,
                                                                     (UNAUDITED)             1999    (UNAUDITED)          1999
                                                                           (000)             (000)         (000)         (000)
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Loss                                               $     (639)     $     (293)      $     (666)    $    (408)
  Net Realized Gain (Loss)                                              28,052          21,320           21,389        18,608
  Change in Unrealized Appreciation (Depreciation)                     (15,813)         17,240           (7,171)       28,687
--------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations       11,600          38,267           13,552        46,887
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Realized Gain                                                         --         (10,210)              --       (11,601)
  CLASS B:
  Net Realized Gain                                                         --          (1,563)              --          (629)
--------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                       --         (11,773)              --       (12,230)
--------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                            25,762          18,995           77,877        32,611
  Distributions Reinvested                                                  --           9,257               --         9,146
  Redeemed                                                             (24,305)        (47,961)         (31,599)      (19,510)
  CLASS B:
  Subscribed                                                            72,804          10,665            5,912         3,053
  Distributions Reinvested                                                  --           1,550               --           626
  Redeemed                                                              (6,154)         (1,590)            (953)       (2,557)
--------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share Transactions               68,107          (9,084)          51,237        23,369
--------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                               79,707          17,410           64,789        58,026

NET ASSETS:
  Beginning of Period                                                   91,968          74,558           86,382        28,356
--------------------------------------------------------------------------------------------------------------------------------
  End of Period                                                     $  171,675      $   91,968       $  151,171     $  86,382
================================================================================================================================
  Undistributed (accumulated) net investment income (loss)
   included in end of period net assets                             $     (646)     $       (7)      $     (671)    $      (5)
================================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:

    CLASS A:
    Shares Subscribed                                                    1,636           1,721            1,683         1,119
    Shares Issued on Distributions Reinvested                               --             799               --           265
    Shares Redeemed                                                     (1,636)         (5,806)            (725)         (801)
--------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding                   --          (3,286)             958           583
================================================================================================================================
    CLASS B:
    Shares Subscribed                                                    4,484             996              128           122
    Shares Issued on Distributions Reinvested                               --             133               --            19
    Shares Redeemed                                                       (419)           (155)             (20)          (80)
--------------------------------------------------------------------------------------------------------------------------------
    Net Increase in Class B Shares Outstanding                           4,065             974              108            61
================================================================================================================================


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

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          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                       U.S. EQUITY PLUS PORTFOLIO        U.S. REAL ESTATE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
                                                                        SIX MONTHS                       SIX MONTHS
                                                                             ENDED                            ENDED
                                                                          JUNE 30,        YEAR ENDED       JUNE 30,      YEAR ENDED
                                                                              2000      DECEMBER 31,           2000    DECEMBER 31,
                                                                       (UNAUDITED)              1999    (UNAUDITED)            1999
                                                                             (000)             (000)          (000)           (000)
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
  Net Investment Income                                                  $      29          $     95       $   6,025     $   18,661
  Net Realized Gain (Loss)                                                     359             9,759          (1,316)         1,079
  Change in Unrealized Appreciation (Depreciation)                          (1,030)           (5,569)         57,982        (31,043)
------------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations             (642)            4,285          62,691        (11,303)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                                         --              (157)         (3,921)       (15,483)
  Net Realized Gain                                                             --            (3,474)             --         (1,019)
  In Excess of Net Realized Gain                                                --              (134)             --             --
  CLASS B:
  Net Investment Income                                                         --                (8)           (141)          (695)
  Net Realized Gain                                                             --              (170)             --            (48)
  In Excess of Net Realized Gain                                                --               (79)             --             --
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                           --            (4,022)         (4,062)       (17,245)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                                   925             8,363         196,367        197,530
  Distributions Reinvested                                                      --             3,722           5,957         12,238
  Redeemed                                                                  (3,303)          (56,559)        (72,048)      (131,000)
  CLASS B:
  Subscribed                                                                     9                 4           6,620          8,798
  Distributions Reinvested                                                      --               250             133            688
  Redeemed                                                                    (413)             (151)         (5,058)        (8,336)
------------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share Transactions                   (2,782)          (44,371)        131,971         79,918
------------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                   (3,424)          (44,108)        190,600         51,370

NET ASSETS:
  Beginning of Period                                                       23,963            68,071         324,482        273,112
------------------------------------------------------------------------------------------------------------------------------------
  End of Period                                                          $  20,539          $ 23,963       $ 515,082     $  324,482
====================================================================================================================================
  Undistributed net investment income included in end of period
    net assets                                                           $      33          $      4       $   3,400     $    1,437
====================================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:

    CLASS A:
    Shares Subscribed                                                           77               624          16,385         15,344
    Shares Issued on Distributions Reinvested                                   --               311             246            993
    Shares Redeemed                                                           (283)           (4,479)         (5,818)       (10,487)
------------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding                     (206)           (3,544)         10,813          5,850
====================================================================================================================================
    CLASS B:
    Shares Subscribed                                                            1                --             543            697
    Shares Issued on Distributions Reinvested                                   --                21              11             56
    Shares Redeemed                                                            (36)              (12)           (420)          (683)
------------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding                      (35)                9             134             70
====================================================================================================================================


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

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          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                               VALUE EQUITY               EMERGING MARKETS DEBT
                                                                                 PORTFOLIO                      PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
                                                                        SIX MONTHS                       SIX MONTHS
                                                                             ENDED                            ENDED
                                                                          JUNE 30,        YEAR ENDED       JUNE 30,      YEAR ENDED
                                                                              2000      DECEMBER 31,           2000    DECEMBER 31,
                                                                       (UNAUDITED)              1999    (UNAUDITED)            1999
                                                                             (000)             (000)          (000)           (000)
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
  Net Investment Income                                                  $     304         $     726     $     3,245    $     6,929
  Net Realized Gain (Loss)                                                   3,249             9,177           3,492            452
  Change in Unrealized Appreciation (Depreciation)                          (2,340)           (5,310)         (2,672)         6,174
------------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations            1,213             4,593           4,065         13,555
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                                       (189)             (657)             --         (5,708)
  In Excess of Net Investment Income                                            --               (66)             --            (15)
  Net Realized Gain                                                             --            (8,764)             --             --
  In Excess of Net Realized Gain                                                --              (549)             --             --
  Return of Capital                                                             --                --              --           (184)
  CLASS B:
  Net Investment Income                                                         (3)              (11)             --            (15)
  Net Realized Gain                                                             --              (150)             --             --
  In Excess of Net Realized Gain                                                --               (10)             --             --
  Return of Capital                                                             --                --              --            (82)
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                         (192)          (10,207)             --         (6,004)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                                13,981            24,456          15,872         28,117
  Distributions Reinvested                                                     175             9,517              --          2,466
  Redeemed                                                                  (6,146)          (39,222)         (7,717)       (31,594)
  CLASS B:
  Subscribed                                                                    --               771              --             90
  Distributions Reinvested                                                       2               171              --             --
  Redeemed                                                                    (174)             (978)           (397)          (537)
------------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share Transactions                    7,838            (5,285)          7,758         (1,458)
------------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                    8,859           (10,899)         11,823          6,093

NET ASSETS:
  Beginning of Period                                                       47,689            58,588          53,514         47,421
------------------------------------------------------------------------------------------------------------------------------------
  End of Period                                                          $  56,548         $  47,689     $    65,337    $    53,514
====================================================================================================================================
  Undistributed (accumulated) net investment income (loss)
    included in end of period net assets                                 $     120         $       8     $     3,230    $       (15)
====================================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:

    CLASS A:
    Shares Subscribed                                                        1,419             2,024           5,088         10,256
    Shares Issued on Distributions Reinvested                                   17               956              --            776
    Shares Redeemed                                                           (643)           (3,457)         (2,442)       (11,178)
------------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding                      793              (477)          2,646           (146)
====================================================================================================================================
    CLASS B:
    Shares Subscribed                                                           --                65              --             31
    Shares Issued on Distributions Reinvested                                   --                18              --             --
    Shares Redeemed                                                            (17)              (84)           (128)          (194)
------------------------------------------------------------------------------------------------------------------------------------
    Net Decrease in Class B Shares Outstanding                                 (17)               (1)           (128)          (163)
====================================================================================================================================


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

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[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                               FIXED INCOME               GLOBAL FIXED INCOME
                                                                                 PORTFOLIO                      PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
                                                                        SIX MONTHS                       SIX MONTHS
                                                                             ENDED                            ENDED
                                                                          JUNE 30,        YEAR ENDED       JUNE 30,      YEAR ENDED
                                                                              2000      DECEMBER 31,           2000    DECEMBER 31,
                                                                       (UNAUDITED)              1999    (UNAUDITED)            1999
                                                                             (000)             (000)          (000)           (000)
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
  Net Investment Income                                                  $   5,615         $  11,574     $       810    $     1,512
  Net Realized Gain (Loss)                                                  (2,204)           (2,037)           (766)          (530)
  Change in Unrealized Appreciation (Depreciation)                           2,280           (13,018)           (355)        (3,890)
------------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations            5,691            (3,481)           (311)        (2,908)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                                     (4,629)          (11,567)             --         (1,200)
  In Excess of Net Investment Income                                            --                --              --            (90)
  Net Realized Gain                                                             --              (526)             --             --
  Return of Capital                                                             --                --              --            (25)
  CLASS B:
  Net Investment Income                                                        (50)             (156)             --            (11)
  In Excess of Net Investment Income                                            --                --              --             (1)
  In Excess of Net Realized Gain                                                --                (7)             --             --
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                       (4,679)          (12,256)             --         (1,327)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                                14,556            20,302           4,910          1,780
  Distributions Reinvested                                                   3,992            10,601              --          1,153
  Redeemed                                                                 (27,797)          (56,628)         (7,776)       (10,394)
  CLASS B:
  Subscribed                                                                    28               171              --             --
  Distributions Reinvested                                                      30                87              --             12
  Redeemed                                                                    (256)           (1,612)             (2)           (15)
------------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share Transactions                   (9,447)          (27,079)         (2,868)        (7,464)
------------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                   (8,435)          (42,816)         (3,179)       (11,699)

NET ASSETS:
  Beginning of Period                                                      173,551           216,367          34,547         46,246
------------------------------------------------------------------------------------------------------------------------------------
  End of Period                                                          $ 165,116         $ 173,551     $    31,368    $    34,547
====================================================================================================================================
  Undistributed (accumulated) net investment income (loss)
    included in end of period net assets                                 $     990         $      54     $       719    $       (91)
====================================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:

    CLASS A:
    Shares Subscribed                                                        1,424             1,827             443            154
    Shares Issued on Distributions Reinvested                                  391             1,005              --            101
    Shares Redeemed                                                         (2,717)           (5,274)           (704)          (870)
------------------------------------------------------------------------------------------------------------------------------------
    Net Decrease in Class A Shares Outstanding                                (902)           (2,442)           (261)          (615)
====================================================================================================================================
    CLASS B:
    Shares Subscribed                                                            3                16              --             --
    Shares Issued on Distributions Reinvested                                    3                 8              --              1
    Shares Redeemed                                                            (25)             (150)             --             (1)
------------------------------------------------------------------------------------------------------------------------------------
    Net Decrease in Class B Shares Outstanding                                 (19)             (126)             --             --
====================================================================================================================================


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                             HIGH YIELD                       MONEY MARKET               MUNICIPAL MONEY MARKET
                                              PORTFOLIO                        PORTFOLIO                       PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
                                           SIX MONTHS                  SIX MONTHS                       SIX MONTHS
                                                ENDED                       ENDED                            ENDED
                                             JUNE 30,    YEAR ENDED      JUNE 30,      YEAR ENDED         JUNE 30,      YEAR ENDED
                                                 2000  DECEMBER 31,          2000    DECEMBER 31,             2000    DECEMBER 31,
                                          (UNAUDITED)          1999   (UNAUDITED)            1999      (UNAUDITED)            1999
                                                (000)         (000)         (000)           (000)            (000)           (000)
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
  Net Investment Income                      $  7,523      $ 16,131  $     85,851    $     97,110      $    29,249     $    30,893
  Net Realized Gain (Loss)                     (4,592)       (4,346)           --             112              (97)            (66)
  Change in Unrealized Appreciation
    (Depreciation)                             (6,476)        2,048            --              --               --              --
------------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net
    Assets Resulting from Operations           (3,545)       13,833        85,851          97,222           29,152          30,827
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                        (4,982)      (12,224)      (85,851)        (97,110)         (29,244)        (30,898)
  In Excess of Net Investment Income               --          (132)           --              --               --              --
  Return of Capital                                --          (156)           --              --               --              --
  CLASS B:
  Net Investment Income                        (1,131)       (3,969)           --              --               --              --
  In Excess of Net Investment Income               --           (41)           --              --               --              --
  Return of Capital                                --           (47)           --              --               --              --
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                          (6,113)      (16,569)      (85,851)        (97,110)         (29,244)        (30,898)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                   18,917        93,841    26,139,998      22,565,514        7,200,015       7,856,789
  Distributions Reinvested                      4,424        10,968        76,060          94,269           26,163          30,732
  Redeemed                                    (43,131)      (94,490)  (26,304,954)    (21,686,756)      (6,941,682)     (7,472,383)
  CLASS B:
  Subscribed                                    3,411        40,398            --              --               --              --
  Distributions Reinvested                        812           675            --              --               --              --
  Redeemed                                    (23,867)      (48,854)           --              --               --              --
------------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) from
    Capital Share Transactions                (39,434)        2,538       (88,896)        973,027          284,496         415,138
------------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net
    Assets                                    (49,092)         (198)      (88,896)        973,139          284,404         415,067

NET ASSETS:
  Beginning of Period                         184,843       185,041     2,931,316       1,958,177        1,405,646         990,579
------------------------------------------------------------------------------------------------------------------------------------
  End of Period                              $135,751      $184,843  $  2,842,420    $  2,931,316      $ 1,690,050     $ 1,405,646
====================================================================================================================================
  Undistributed (accumulated) net
    investment income (loss) included
    in end of period net assets              $  1,237      $   (173) $          4    $          4      $         5     $        --
====================================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:

    CLASS A:
    Shares Subscribed                           1,826         8,765    26,139,999      22,565,514        7,200,017       7,858,223
    Shares Issued on Distributions
      Reinvested                                  434         1,030        76,060          94,269           26,162          30,735
    Shares Redeemed                            (4,215)       (8,837)  (26,304,967)    (21,686,756)      (6,941,682)     (7,473,832)
------------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in
      Class A Shares Outstanding                (1,955)          958       (88,908)        973,027          284,497         415,126
====================================================================================================================================
    CLASS B:
    Shares Subscribed                             336         3,764            --              --               --              --
    Shares Issued on Distributions
      Reinvested                                   79            63            --              --               --              --
    Shares Redeemed                            (2,293)       (4,532)           --              --               --              --
------------------------------------------------------------------------------------------------------------------------------------
    Net Decrease in Class B Shares
      Outstanding                              (1,878)         (705)           --              --               --              --
====================================================================================================================================


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                                                                      CLASS A
                                                  ---------------------------------------------------------------------------------
                                                   SIX MONTHS
                                                      ENDED
                                                     JUNE 30,                          YEAR ENDED DECEMBER 31,
                                                       2000      ------------------------------------------------------------------
                                                   (UNAUDITED)      1999          1998++        1997++        1996          1995
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD .............   $  14.26      $  11.90      $  10.39      $  11.44     $  11.63      $  11.65
                                                     --------      --------      --------      --------     --------      --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1) ......................       0.12          0.22          0.22          0.18         0.24          0.17
  Net Realized and Unrealized Gain (Loss) on
    Investments ..................................      (1.09)         3.01          1.86          0.80         0.88          1.00
                                                     --------      --------      --------      --------     --------      --------
    Total from Investment Operations .............      (0.97)         3.23          2.08          0.98         1.12          1.17
                                                     --------      --------      --------      --------     --------      --------
DISTRIBUTIONS
  Net Investment Income ..........................         --         (0.05)        (0.30)        (0.83)       (0.81)        (0.25)
  In Excess of Net Investment Income .............         --         (0.06)        (0.04)        (0.02)       (0.02)        (0.10)
  Net Realized Gain ..............................         --         (0.76)        (0.23)        (1.18)       (0.48)        (0.84)
                                                     --------      --------      --------      --------     --------      --------
    Total Distributions ..........................         --         (0.87)        (0.57)        (2.03)       (1.31)        (1.19)
                                                     --------      --------      --------      --------     --------      --------
NET ASSET VALUE, END OF PERIOD ...................   $  13.29      $  14.26      $  11.90      $  10.39     $  11.44      $  11.63
                                                     ========      ========      ========      ========     ========      ========
TOTAL RETURN .....................................      (6.80)%       27.82%        20.12%         8.61%        9.71%        10.57%
                                                     ========      ========      ========      ========     ========      ========
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands) ............   $558,195      $583,607      $266,832      $138,667     $183,193      $170,663
Ratio of Expenses to Average Net Assets (1) ......       0.83%**       0.80%         0.80%         0.80%        0.80%         0.80%
Ratio of Expenses to Average Net Assets Excluding
  Interest Expense ...............................       0.80%**        N/A           N/A           N/A          N/A           N/A
Ratio of Net Investment Income to Average Net
  Assets (1) .....................................       1.75%**       1.71%         1.91%         1.47%        1.22%         1.26%
Portfolio Turnover Rate ..........................         48%           53%           49%           49%          65%           72%
-------------------
(1)Effect of voluntary expense limitation
  during the period:
    Per share benefit to net investment income ...   $   0.01         $0.01         $0.02         $0.03        $0.03         $0.05
   Ratios before expense limitation:
    Expenses to Average Net Assets ...............       0.93%**       0.92%         1.03%         1.10%        1.09%         1.18%
    Net Investment Income to Average Net Assets ..       1.65%**       1.59%         1.70%         1.18%        0.94%         0.88%
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                              CLASS B
                                                          -------------------------------------------------------------------------
                                                             SIX MONTHS                                               PERIOD FROM
                                                                ENDED                                                  JANUARY 2,
                                                               JUNE 30,            YEAR ENDED DECEMBER 31,               1996***
                                                                 2000      ----------------------------------------   DECEMBER 31,
                                                             (UNAUDITED)      1999          1998++        1997++          1996
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ......................    $  14.41      $  12.12      $  10.48      $  11.44      $  11.66
                                                               --------      --------      --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2) ...............................        0.17          0.13          0.22          0.08          0.06
  Net Realized and Unrealized Gain (Loss) on Investments ..       (1.16)         3.02          1.94          0.87          1.00
                                                               --------      --------      --------      --------      --------
    Total from Investment Operations ......................       (0.99)         3.15          2.16          0.95          1.06
                                                               --------      --------      --------      --------      --------
DISTRIBUTIONS
  Net Investment Income ...................................          --         (0.05)        (0.23)        (0.71)        (0.78)
  In Excess of Net Investment Income ......................          --         (0.05)        (0.06)        (0.02)        (0.02)
  Net Realized Gain .......................................          --         (0.76)        (0.23)        (1.18)        (0.48)
                                                               --------      --------      --------      --------      --------
    Total Distributions ...................................          --         (0.86)        (0.52)        (1.91)        (1.28)
                                                               --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD ............................    $  13.42      $  14.41      $  12.12      $  10.48      $  11.44
                                                               ========      ========      ========      ========      ========
TOTAL RETURN ..............................................       (6.87)%       26.63%        20.71%         8.35%         9.22%
                                                               ========      ========      ========      ========      ========
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands) .....................    $ 28,042      $  9,959      $     96      $     14      $    633
Ratio of Expenses to Average Net Assets (2) ...............        1.08%**       1.05%         1.05%         1.05%         1.05%**
Ratio of Expenses to Average Net Assets Excluding
  Interest Expense ........................................        1.05%**        N/A           N/A           N/A           N/A
Ratio of Net Investment Income to Average Net Assets (2) ..        1.78%**       1.16%         1.80%         0.71%         1.09%**
Portfolio Turnover Rate ...................................          48%           53%           49%           49%           65%
-------------------
(2)Effect of voluntary expense limitation during the period:
    Per share benefit to net investment income ............    $   0.01      $   0.01      $   0.03      $   0.03      $   0.02
   Ratios before expense limitation:
    Expenses to Average Net Assets ........................        1.21%**       1.17%         1.27%         1.32%         1.33%**
    Net Investment Income to Average Net Assets ...........        1.67%**       0.95%         1.58%         0.45%         0.82%**
-----------------------------------------------------------------------------------------------------------------------------------

  ** Annualized
 *** The Portfolio began offering Class B Shares on January 2, 1996.
  ++ Per share amounts for the years ended December 31, 1998 and 1997 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
ASIAN EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                                                                      CLASS A
                                                  ---------------------------------------------------------------------------------
                                                   SIX MONTHS
                                                      ENDED
                                                     JUNE 30,                          YEAR ENDED DECEMBER 31,
                                                       2000      ------------------------------------------------------------------
                                                   (UNAUDITED)      1999          1998          1997          1996          1995
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ............    $  14.39      $   8.01      $   9.43      $  18.73     $  19.48      $  21.54
                                                     --------      --------      --------      --------     --------      --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1) .....................        0.04          0.06          0.12          0.14         0.17          0.18
  Net Realized and Unrealized Gain (Loss) on
    Investments .................................       (1.44)         6.42         (1.24)        (8.93)        0.50          1.11
                                                     --------      --------      --------      --------     --------      --------
    Total from Investment Operations ............       (1.40)         6.48         (1.12)        (8.79)        0.67          1.29
                                                     --------      --------      --------      --------     --------      --------
DISTRIBUTIONS
  Net Investment Income .........................          --         (0.10)        (0.30)        (0.00)+      (0.15)        (0.34)
  In Excess of Net Investment Income ............          --            --            --            --        (0.00)+       (0.00)+
  Net Realized Gain .............................          --            --            --            --        (1.27)        (3.01)
  In Excess of Net Realized Gain ................          --            --            --         (0.51)          --            --
                                                     --------      --------      --------      --------     --------      --------
    Total Distributions .........................          --         (0.10)        (0.30)        (0.51)       (1.42)        (3.35)
                                                     --------      --------      --------      --------     --------      --------
NET ASSET VALUE, END OF PERIOD ..................    $  12.99      $  14.39      $   8.01      $   9.43     $  18.73      $  19.48
                                                     ========      ========      ========      ========     ========      ========
TOTAL RETURN ....................................       (9.73)%       81.00%       (11.38)%      (48.29)%       3.49%         6.87%
                                                     ========      ========      ========      ========     ========      ========
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands) ...........    $ 94,999      $103,513      $ 51,334      $ 85,503     $363,498      $314,884
Ratio of Expenses to Average Net Assets (1) .....        1.05%**       1.07%         1.19%         1.12%        1.00%         1.00%
Ratio of Expenses to Average Net Assets
  Excluding Foreign Tax and Interest Expense ....        1.00%**       1.00%         1.00%         1.00%         N/A           N/A
Ratio of Net Investment Income to Average Net
  Assets (1) ....................................        0.57%**       0.58%         1.36%         0.47%        0.74%         0.97%
Portfolio Turnover Rate .........................          52%          197%          151%          107%          69%           42%
-------------------
(1)Effect of voluntary expense limitation
  during the period:
    Per share benefit to net investment income ..    $   0.00+     $   0.06      $   0.05      $   0.05     $   0.05      $   0.03
   Ratios before expense limitation:
    Expenses to Average Net Assets ..............        1.23%**       1.61%         1.79%         1.63%        1.25%         1.18%
    Net Investment Income to Average Net Assets..        0.57%**       0.04%         0.76%         0.29%        0.54%         0.79%
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                              CLASS B
                                                          -------------------------------------------------------------------------
                                                             SIX MONTHS                                               PERIOD FROM
                                                                ENDED                                                  JANUARY 2,
                                                               JUNE 30,            YEAR ENDED DECEMBER 31,             1996*** TO
                                                                 2000      ----------------------------------------   DECEMBER 31,
                                                             (UNAUDITED)      1999          1998          1997            1996
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ......................    $  14.28      $   7.97      $   9.40      $  18.74      $  19.55
                                                               --------      --------      --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2) ...............................        0.03          0.05          0.07          0.03          0.11
  Net Realized and Unrealized Gain (Loss) on Investments ..       (1.43)         6.34         (1.20)        (8.86)         0.46
                                                               --------      --------      --------      --------      --------
    Total from Investment Operations ......................       (1.40)         6.39         (1.13)        (8.83)         0.57
                                                               --------      --------      --------      --------      --------
DISTRIBUTIONS
  Net Investment Income ...................................          --         (0.08)        (0.30)        (0.00)+       (0.11)
  Net Realized Gain .......................................          --            --            --            --         (1.27)
  In Excess of Net Realized Gain ..........................          --            --            --         (0.51)           --
                                                               --------      --------      --------      --------      --------
    Total Distributions ...................................          --         (0.08)        (0.30)        (0.51)        (1.38)
                                                               --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD ............................    $  12.88      $  14.28      $   7.97      $   9.40      $  18.74
                                                               ========      ========      ========      ========      ========
TOTAL RETURN ..............................................       (9.68)%       79.95%       (11.53)%      (48.48)%        2.92%
                                                               ========      ========      ========      ========      ========
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands) .....................    $  2,617      $  2,828      $  1,487      $  1,468      $ 11,002
Ratio of Expenses to Average Net Assets (2) ...............        1.30%**       1.32%         1.47%         1.37%         1.25%**
Ratio of Expenses to Average Net Assets Excluding
  Foreign Tax and Interest Expense ........................        1.25%**       1.25%         1.25%         1.25%          N/A
Ratio of Net Investment Income to Average Net Assets (2)...        0.35%**       0.33%         1.06%         0.18%         0.58%**
Portfolio Turnover Rate ...................................          52%          197%          151%          107%           69%
-------------------
(2)Effect of voluntary expense limitation during the period:
     Per share benefit to net investment income ...........    $   0.00+     $   0.08      $   0.04      $   0.04      $   0.04
   Ratios before expense limitation:
     Expenses to Average Net Assets .......................        1.49%**       1.87%         2.07%         1.56%         1.52%**
     Net Investment Income (Loss) to Average Net Assets ...        0.35%**      (0.22)%        0.46%        (0.01)%        0.37%**
-----------------------------------------------------------------------------------------------------------------------------------

  ** Annualized
 *** The Portfolio began offering Class B Shares on January 2, 1996.
  +  Amount is less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
ASIAN REAL ESTATE PORTFOLIO
--------------------------------------------------------------------------------

                                                                                      CLASS A
                                                                      -------------------------------------------------------------
                                                                        SIX MONTHS                                   PERIOD FROM
                                                                           ENDED                                      OCTOBER 1,
                                                                          JUNE 30,      YEAR ENDED DECEMBER 31,        1997* TO
                                                                            2000      ---------------------------    DECEMBER 31,
                                                                        (UNAUDITED)      1999          1998              1997
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD .................................   $   7.90      $   6.63      $   7.94          $  10.00
                                                                         --------      --------      --------          --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1) ..........................................       0.07          0.11          0.26              0.11
  Net Realized and Unrealized Gain (Loss) on Investments .............      (0.93)         1.50         (1.24)            (2.10)
                                                                         --------      --------      --------          --------
    Total from Investment Operations .................................      (0.86)         1.61         (0.98)            (1.99)
                                                                         --------      --------      --------          --------
DISTRIBUTIONS
  Net Investment Income ..............................................         --         (0.32)        (0.33)            (0.07)
  In Excess of Net Investment Income .................................         --         (0.02)           --                --
                                                                         --------      --------      --------          --------
    Total Distributions ..............................................         --         (0.34)        (0.33)            (0.07)
                                                                         --------      --------      --------          --------
NET ASSET VALUE, END OF PERIOD .......................................   $   7.04      $   7.90      $   6.63          $   7.94
                                                                         ========      ========      ========          ========
TOTAL RETURN .........................................................     (10.89)%       24.27%       (11.82)%          (19.92)%
                                                                         ========      ========      ========          ========
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands) ................................   $  2,463      $  2,912      $  2,447          $  2,385
Ratio of Expenses to Average Net Assets (1) ..........................       1.01%**       1.01%         1.05%             1.08%**
Ratio of Expenses to Average Net Assets Excluding Interest Expense ...       1.00%**       1.00%         1.00%             1.00%**
Ratio of Net Investment Income (Loss) to Average Net Assets (1) ......       2.03%**       1.64%         2.47%             5.21%**
Portfolio Turnover Rate ..............................................         50%           98%          261%               38%
-------------------
(1)Effect of voluntary expense limitation during the period:
   Per share benefit to net investment income ........................   $   0.10      $   0.15      $   0.36          $   0.25
  Ratios before expense limitation:
   Expenses to Average Net Assets ....................................       3.87%**       3.19%         4.52%            12.95%**
   Net Investment Income (Loss) to Average Net Assets ................      (0.83)%**     (0.54)%       (1.00)%           (6.66)%**
-----------------------------------------------------------------------------------------------------------------------------------


                                                                                              CLASS B
                                                                      -------------------------------------------------------------
                                                                        SIX MONTHS                                   PERIOD FROM
                                                                           ENDED                                      OCTOBER 1,
                                                                          JUNE 30,      YEAR ENDED DECEMBER 31,        1997* TO
                                                                            2000      ---------------------------    DECEMBER 31,
                                                                        (UNAUDITED)      1999          1998              1997
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ................................    $   7.93      $   6.66      $   8.03          $  10.00
                                                                         --------      --------      --------          --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2) .........................................        0.04          0.13          0.12                --
  Net Realized and Unrealized Gain (Loss) on Investments ............       (0.91)         1.46         (1.16)            (1.97)
                                                                         --------      --------      --------          --------
    Total from Investment Operations ................................       (0.87)         1.59         (1.04)            (1.97)
                                                                         --------      --------      --------          --------
DISTRIBUTIONS
  Net Investment Income .............................................          --         (0.30)        (0.33)               --
  In Excess of Net Investment Income ................................          --         (0.02)           --                --
                                                                         --------      --------      --------          --------
    Total Distributions .............................................          --         (0.32)        (0.33)               --
                                                                         --------      --------      --------          --------
NET ASSET VALUE, END OF PERIOD ......................................    $   7.06      $   7.93      $   6.66          $   8.03
                                                                         ========      ========      ========          ========
TOTAL RETURN ........................................................      (10.97)%       23.88%       (12.53)%          (19.70)%
                                                                         ========      ========      ========          ========
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands) ...............................    $    705      $  1,372      $    761          $      0+
Ratio of Expenses to Average Net Assets (2) .........................        1.26%**       1.25%         1.38%             1.18%**
Ratio of Expenses to Average Net Assets Excluding Interest Expense ..        1.25%**       1.25%         1.25%              N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (2) .....        1.59%**       1.39%         2.39%             4.24%**
Portfolio Turnover Rate .............................................          50%           98%          261%               38%
-------------------
(2)Effect of voluntary expense limitation during the period:
    Per share benefit to net investment income ......................    $   0.06      $   0.17         $0.18               N/A
   Ratios before expense limitation:
    Expenses to Average Net Assets ..................................        4.06%**       3.10%         5.03%              N/A
    Net Investment Income (Loss) to Average Net Assets ..............       (1.20)%**     (0.45)%       (1.27)%             N/A
-----------------------------------------------------------------------------------------------------------------------------------

   * Commencement of Operations
  ** Annualized
   + Amount is less than $500.

    The accompanying notes are an integral part of the financial statements.

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO
--------------------------------------------------------------------------------

                                                                                      CLASS A
                                                  ---------------------------------------------------------------------------------
                                                   SIX MONTHS
                                                      ENDED
                                                     JUNE 30,                          YEAR ENDED DECEMBER 31,
                                                       2000      ------------------------------------------------------------------
                                                   (UNAUDITED)         1999          1998         1997         1996          1995
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ............   $    19.27     $     9.55    $    12.97   $    14.66   $    13.14   $    16.30
                                                    ----------     ----------    ----------   ----------   ----------   ----------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income .........................        (0.04)         (0.03)         0.16         0.07         0.09         0.08
  Net Realized and Unrealized Gain
    (Loss) on Investments .......................        (0.87)          9.75         (3.46)       (0.29)        1.51        (2.05)
                                                    ----------     ----------    ----------   ----------   ----------   ----------
    Total from Investment
      Operations ................................        (0.91)          9.72         (3.30)       (0.22)        1.60        (1.97)
                                                    ----------     ----------    ----------   ----------   ----------   ----------
DISTRIBUTIONS
  Net Investment Income .........................           --             --         (0.12)       (0.07)       (0.08)       (0.06)
  In Excess of Net Investment
    Income ......................................           --             --            --        (0.07)          --           --
  Net Realized Gain .............................           --             --            --        (0.69)          --        (1.13)
  In Excess of Net Realized Gain ................           --             --            --        (0.64)          --           --
                                                    ----------     ----------    ----------   ----------   ----------   ----------
    Total Distributions .........................           --             --         (0.12)       (1.47)       (0.08)       (1.19)
                                                    ----------     ----------    ----------   ----------   ----------   ----------
NET ASSET VALUE, END OF PERIOD ..................   $    18.36     $    19.27    $     9.55   $    12.97   $    14.66   $    13.14
                                                    ==========     ==========    ==========   ==========   ==========   ==========
TOTAL RETURN ....................................        (4.77)%       101.78%       (25.42)%      (1.03)%      12.19%      (12.77)%
                                                    ==========     ==========    ==========   ==========   ==========   ==========
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands) ...........   $1,421,652     $1,544,893    $  772,115   $1,501,386   $1,304,006   $  876,591
Ratio of Expenses to Average Net Assets .........         1.61%**        1.64%         1.81%        1.75%        1.74%        1.72%
Ratio of Expenses to Average Net Assets
  Excluding Foreign Tax and Interest Expense ....          N/A%          1.57%         1.70%         N/A          N/A          N/A
Ratio of Net Investment Income
  (Loss) to Average Net Assets ..................        (0.43)%**      (0.26)%        1.04%        0.40%        0.69%        0.60%
Portfolio Turnover Rate .........................           53%           133%           98%          90%          55%          54%
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                              CLASS B
                                                          -------------------------------------------------------------------------
                                                             SIX MONTHS                                               PERIOD FROM
                                                                ENDED                                                  JANUARY 2,
                                                               JUNE 30,            YEAR ENDED DECEMBER 31,             1996*** TO
                                                                 2000      ----------------------------------------   DECEMBER 31,
                                                             (UNAUDITED)      1999          1998          1997            1996
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD ......................    $  19.24      $   9.56      $  12.98      $  14.66      $  13.25
                                                               --------      --------      --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income ...................................       (0.03)        (0.04)         0.10          0.02          0.04
  Net Realized and Unrealized Gain (Loss) on Investments ..       (0.90)         9.72         (3.43)        (0.28)         1.42
                                                               --------      --------      --------      --------      --------
    Total from Investment Operations ......................       (0.93)         9.68         (3.33)        (0.26)         1.46
                                                               --------      --------      --------      --------      --------
DISTRIBUTIONS
  Net Investment Income ...................................          --            --         (0.09)        (0.05)        (0.05)
  In Excess of Net Investment Income ......................          --            --            --         (0.04)           --
  Net Realized Gain .......................................          --            --            --         (0.69)           --
  In Excess of Net Realized Gain ..........................          --            --            --         (0.64)           --
                                                               --------      --------      --------      --------      --------
    Total Distributions ...................................          --            --         (0.09)        (1.42)        (0.05)
                                                               --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD ............................    $  18.31      $  19.24      $   9.56      $  12.98      $  14.66
                                                               ========      ========      ========      ========      ========
TOTAL RETURN ..............................................       (4.89)%      101.26%       (25.65)%       (1.31)%      (11.04)%
                                                               ========      ========      ========      ========      ========
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands) .....................    $ 21,282      $ 16,999      $  7,199      $  9,666      $ 14,213
Ratio of Expenses to Average Net Assets ...................        1.86%**       1.88%         2.06%         2.00%         1.99%**
Ratio of Expenses to Average Net Assets Excluding
  Foreign Tax and Interest Expense ........................        1.82%**       1.81%         1.95%          N/A           N/A
Ratio of Net Investment Income (Loss) to Average
  Net Assets ..............................................       (0.68)%**     (0.51)%        0.80%         0.11%         0.33%**
Portfolio Turnover Rate ...................................          53%          133%           98%           90%           55%
-----------------------------------------------------------------------------------------------------------------------------------

  ** Annualized
 *** The Portfolio began offering Class B Shares on January 2, 1996.

    The accompanying notes are an integral part of the financial statements.

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
EUROPEAN EQUITY PORTFOLIO
--------------------------------------------------------------------------------


                                                                              CLASS A
                                           -----------------------------------------------------------------------------------
                                           SIX MONTHS
                                             ENDED
                                            JUNE 30,                             YEAR ENDED DECEMBER 31,
                                              2000             ---------------------------------------------------------------
                                           (UNAUDITED)         1999          1998          1997          1996         1995
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $ 15.09       $  15.75       $  17.96      $  16.70       $  13.92      $ 13.94
                                            ---------       --------       --------      --------       --------     --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                      0.13           0.29           0.43          0.39           0.24         0.14
  Net Realized and Unrealized Gain
    (Loss) on Investments                        0.28           1.10           1.08          2.58           2.85         1.37
                                            ---------       --------       --------      --------       --------     --------
    Total from Investment Operations             0.41           1.39           1.51          2.97           3.09         1.51
                                            ---------       --------       --------      --------       --------     --------
DISTRIBUTIONS
  Net Investment Income                           --           (0.32)         (0.42)        (0.37)         (0.25)       (0.15)
  In Excess of Net Investment Income              --           (0.03)            --            --          (0.02)          --
  Net Realized Gain                               --           (1.70)         (3.30)        (1.34)         (0.04)       (1.38)
                                             --------      ---------      ---------      --------       --------     --------
    Total Distributions                           --           (2.05)         (3.72)        (1.71)         (0.31)       (1.53)
                                            --------       ---------      ---------      --------       --------     --------
NET ASSET VALUE, END OF PERIOD                $ 15.50       $  15.09       $  15.75      $  17.96       $  16.70      $ 13.92
                                            =========      =========       ========      ========       ========     ========
TOTAL RETURN                                     2.78%          9.60%          8.09%        17.88%         22.29%       11.85%
                                            =========      =========       ========      ========       ========     ========
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)         $94,362       $105,030       $168,712      $242,868       $178,356      $69,583
Ratio of Expenses to Average Net Assets (1)      1.00%**        1.09%          1.00%         1.00%          1.00%        1.00%
Ratio of Expenses to Average Net Assets
  Excluding Foreign Tax Expense                   N/A           1.00%           N/A           N/A            N/A          N/A
Ratio of Net Investment Income to Average
  Net Assets (1)                                 1.63%**        1.46%          1.47%         1.96%          1.83%        1.37%
Portfolio Turnover Rate                            30%            74%            52%           43%            24%          13%
--------------------------
(1) Effect of voluntary expense limitation
   during the period:
     Per share benefit to net investment
       income                                 $  0.01       $   0.03       $   0.02      $   0.02       $   0.02      $  0.03
    Ratios before expense limitation:
     Expenses to Average Net Assets              1.13%**        1.22%          1.08%         1.09%          1.16%        1.25%
     Net Investment Income to Average Net
       Assets                                    1.50%**        1.34%          1.40%         1.87%          1.67%        1.12%
---------------------------------------------------------------------------------------------------------------------------------


                                                                                       CLASS B
                                                         ---------------------------------------------------------------------
                                                            SIX MONTHS                                            PERIOD FROM
                                                              ENDED                                                JANUARY 2,
                                                             JUNE 30,            YEAR ENDED DECEMBER 31,           1996*** TO
                                                               2000          --------------------------------     DECEMBER 31,
                                                           (UNAUDITED)       1999          1998          1997         1996
-----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                          $15.11         $15.74        $17.94         $16.67       $14.05
                                                             -------        -------       -------         ------      -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                                     0.07           0.12          0.33           0.28         0.18
  Net Realized and Unrealized Gain (Loss) on Investments        0.32           1.23          1.13           2.66         2.73
                                                             -------        -------       -------         ------      -------
    Total from Investment Operations                            0.39           1.35          1.46           2.94         2.91
                                                             -------        -------       -------         ------      -------
DISTRIBUTIONS
  Net Investment Income                                           --          (0.26)        (0.36)         (0.33)       (0.23)
  In Excess of Net Investment Income                              --          (0.02)           --             --        (0.02)
  Net Realized Gain                                               --          (1.70)        (3.30)         (1.34)       (0.04)
                                                             -------        -------       -------         ------      -------
    Total Distributions                                           --          (1.98)        (3.66)         (1.67)       (0.29)
                                                             -------        -------       -------         ------      -------
NET ASSET VALUE, END OF PERIOD                                $15.50         $15.11        $15.74         $17.94       $16.67
                                                             =======        =======       =======         ======      =======
TOTAL RETURN                                                    2.58%          9.36%         7.80%         17.73%       20.76%
                                                             =======        =======       =======         ======      =======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                         $1,976         $2,196        $5,181         $4,654       $2,654
Ratio of Expenses to Average Net Assets (2)                     1.25%**        1.34%         1.25%          1.25%        1.25%**
Ratio of Expenses to Average Net Assets Excluding Foreign
  Tax Expense                                                    N/A           1.25%          N/A            N/A          N/A
Ratio of Net Investment Income to Average Net Assets (2)        1.36%**        1.30%         1.15%          1.55%        1.67%**
Portfolio Turnover Rate                                           30%            74%           52%            43%          24%
---------------------
(2) Effect of voluntary expense limitation during the period:
     Per share benefit to net investment income               $ 0.01         $ 0.01         $ 0.02        $ 0.02       $ 0.02
    Ratios before expense limitation:
     Expenses to Average Net Assets                             1.39%**        1.48%          1.34%         1.34%        1.40%**
     Net Investment Income to Average Net Assets                1.23%**        1.16%          1.08%         1.46%        1.52%**
------------------------------------------------------------------------------------------------------------------------------
** Annualized
***The Portfolio began offering Class B Shares on January 2, 1996.

   The accompanying notes are an integral part of the financial statements.

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
EUROPEAN REAL ESTATE PORTFOLIO
--------------------------------------------------------------------------------


                                                                                          CLASS A
                                                                  ----------------------------------------------------------
                                                                   SIX MONTHS                                      PERIOD FROM
                                                                      ENDED                                         OCTOBER 1,
                                                                     JUNE 30,        YEAR ENDED DECEMBER 31,         1997* TO
                                                                      2000          ------------------------       DECEMBER 31,
                                                                   (UNAUDITED)        1999            1998             1997
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $ 9.16        $ 9.58          $  9.52      $ 10.00
                                                                     --------       -------          -------     --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                                              0.05         (0.05)            0.12         0.05
  Net Realized and Unrealized Gain (Loss) on Investments                 0.38         (0.17)            0.33        (0.52)
                                                                     --------       -------          -------     --------
    Total from Investment Operations                                     0.43         (0.22)            0.45        (0.47)
                                                                     --------       -------          -------     --------
DISTRIBUTIONS
  Net Investment Income                                                    --         (0.18)           (0.25)       (0.01)
  In Excess of Net Investment Income                                       --         (0.02)           (0.14)          --
                                                                     --------       -------          -------     --------
    Total Distributions                                                    --         (0.20)           (0.39)       (0.01)
                                                                     --------       -------          -------     --------
NET ASSET VALUE, END OF PERIOD                                         $ 9.59        $ 9.16          $  9.58      $  9.52
                                                                     ========       =======          =======     ========
TOTAL RETURN                                                             4.69%        (2.36)%           4.75%       (4.72)%
                                                                     ========       =======          =======     ========
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                  $7,611        $9,931          $33,422      $15,177
Ratio of Expenses to Average Net Assets (1)                              1.05%**       1.23%            1.03%        1.00%**
Ratio of Expenses to Average Net Assets Excluding Interest Expense       1.00%**       1.00%            1.00%         N/A
Ratio of Net Investment Income to Average Net Assets (1)                 1.50%**       2.33%            1.33%        2.08%**
Portfolio Turnover Rate                                                    51%           35%             119%          47%
-------------------------
(1) Effect of voluntary expense limitation during the period:
     Per share benefit to net investment income                        $ 0.03        $ 0.01          $  0.03      $  0.05
    Ratios before expense limitation:
     Expenses to Average Net Assets                                      1.88%**       1.71%            1.43%        3.05%**
     Net Investment Income to Average Net Assets                         0.67%**       1.85%            0.95%        0.03%**
-------------------------------------------------------------------------------------------------------------------------------

                                                                                          CLASS B
                                                                   ---------------------------------------------------------
                                                                   SIX MONTHS                                   PERIOD FROM
                                                                      ENDED                                      OCTOBER 1,
                                                                    JUNE 30,        YEAR ENDED DECEMBER 31,       1997* TO
                                                                      2000         -------------------------    DECEMBER 31,
                                                                   (UNAUDITED)      1999             1998           1997
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $ 9.19          $ 9.61            $ 9.52       $10.00
                                                                  --------         -------           -------     --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                                           0.10            0.19              0.11         0.02
  Net Realized and Unrealized Gain (Loss) on Investments              0.31           (0.43)             0.33        (0.50)
                                                                  --------         -------           -------     --------
    Total from Investment Operations                                  0.41           (0.24)             0.44        (0.48)
                                                                  --------         -------           -------     --------
DISTRIBUTIONS
  Net Investment Income                                                 --           (0.16)            (0.22)          --
  In Excess of Net Investment Income                                    --           (0.02)            (0.13)          --
                                                                  --------         -------           -------     --------
    Total Distributions                                                 --           (0.18)            (0.35)          --
                                                                  --------         -------           -------    ---------
NET ASSET VALUE, END OF PERIOD                                      $ 9.60          $ 9.19            $ 9.61       $ 9.52
                                                                  ========         =======           =======    =========
TOTAL RETURN                                                          4.46%          (2.61)%            4.60%       (4.76)%
                                                                  ========         =======           =======    =========
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                               $1,648          $1,786            $2,531       $  789
Ratio of Expenses to Average Net Assets (2)                           1.30%**         1.47%             1.28%        1.25%**
Ratio of Expenses to Average Net Assets Excluding Interest
  Expense                                                             1.25%**         1.25%             1.25%         N/A
Ratio of Net Investment Income to Average Net Assets (2)              1.61%**         2.35%             1.15%        1.51%**
Portfolio Turnover Rate                                                 51%             35%              119%          47%
--------------
(2) Effect of voluntary expense limitation during the period:
     Per share benefit to net investment income                     $ 0.05          $ 0.04            $ 0.04       $ 0.03
    Ratios before expense limitation:
     Expenses to Average Net Assets                                   2.11%**         1.96%             1.68%        3.12%**
     Net Investment Income to Average Net Assets                      0.80%**         1.91%             0.77%       (0.36)%**
------------------------------------------------------------------------------------------------------------------------------
* Commencement of Operations
**Annualized


   The accompanying notes are an integral part of the financial statements.

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
GLOBAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------


                                                                                      CLASS  A
                                                   ------------------------------------------------------------------------------
                                                   SIX MONTHS
                                                      ENDED
                                                     JUNE 30,                         YEAR ENDED DECEMBER 31,
                                                       2000         ----------------------------------------------------------
                                                   (UNAUDITED)      1999          1998          1997           1996       1995
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $ 18.32        $  20.74      $  18.52      $  16.24       $ 14.31    $ 13.40
                                                   --------       ---------     ---------     ---------       -------    -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                            0.13            0.44          0.15          0.21          0.23       0.18
  Net Realized and Unrealized Gain (Loss)
    on Investments                                     0.56            0.32          2.55          3.61          3.02       2.26
                                                   --------       ---------     ---------     ---------       -------    -------
    Total from Investment Operations                   0.69            0.76          2.70          3.82          3.25       2.44
                                                   --------       ---------     ---------     ---------       -------    -------
DISTRIBUTIONS
  Net Investment Income                                  --           (0.38)        (0.17)        (0.40)        (0.23)     (0.22)
  In Excess of Net Investment Income                     --           (0.06)           --            --            --         --
  Net Realized Gain                                      --           (2.74)        (0.31)        (1.14)        (1.09)     (1.31)
                                                   --------       ---------     ---------     ---------       -------    -------
    Total Distributions                                  --           (3.18)        (0.48)        (1.54)        (1.32)     (1.53)
                                                   --------       ---------     ---------     ---------       -------    -------
NET ASSET VALUE, END OF PERIOD                      $ 19.01        $  18.32      $  20.74      $  18.52       $ 16.24    $ 14.31
                                                   ========       =========     =========     =========       =======    =======
TOTAL RETURN                                           3.77%           4.01%        14.60%        23.75%        22.83%     18.66%
                                                   ========       =========     =========     =========       =======    =======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)               $45,804        $115,646      $228,748      $108,074       $80,297    $91,675
Ratio of Expenses to Average Net Assets (1)            1.01%**         1.01%         1.00%         1.00%         1.00%      1.00%
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                           1.00%**         1.00%          N/A           N/A           N/A        N/A
Ratio of Net Investment Income to Average Net
  Assets (1)                                           1.02%**         1.26%         0.96%         1.07%         1.38%      1.17%
Portfolio Turnover Rate                                  30%             41%           39%           30%           26%        28%
------------------------
(1) Effect of voluntary expense limitation
      during the period:
      Per share benefit to net investment
        income                                      $  0.02        $   0.02      $   0.01      $   0.02       $  0.03    $  0.02
    Ratios before expense limitation:
     Expenses to Average Net Assets                    1.18%**         1.06%         1.07%         1.11%         1.15%      1.13%
     Net Investment Income to Average Net
       Assets                                          0.86%**         1.20%         0.90%         0.96%         1.23%      1.04%
---------------------------------------------------------------------------------------------------------------------------------


                                                                                         CLASS B
                                                   ------------------------------------------------------------------------------
                                                   SIX MONTHS                                                         PERIOD FROM
                                                     ENDED                                                             JANUARY 7,
                                                    JUNE 30,                YEAR ENDED DECEMBER 31,                    1996*** TO
                                                      2000         -------------------------------------------        DECEMBER 31,
                                                   (UNAUDITED)         1999           1998           1997                 1996
                                                  -------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $ 18.20        $ 20.63         $ 18.46         $16.21             $14.36
                                                     --------       --------        --------        -------            -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                              0.11           0.21            0.15           0.16               0.13
  Net Realized and Unrealized Gain (Loss) on
    Investments                                          0.55           0.50            2.46           3.60               3.02
                                                     --------       --------        --------        -------            -------
    Total from Investment Operations                     0.66           0.71            2.61           3.76               3.15
                                                     --------       --------        --------        -------            -------
DISTRIBUTIONS
  Net Investment Income                                    --          (0.35)          (0.13)         (0.37)             (0.21)
  In Excess of Net Investment Income                       --          (0.05)             --             --                 --
  Net Realized Gain                                        --          (2.74)          (0.31)         (1.14)             (1.09)
                                                     --------       --------        --------        -------            -------
    Total Distributions                                    --          (3.14)          (0.44)         (1.51)             (1.30)
                                                     --------       --------        --------        -------            -------
NET ASSET VALUE, END OF PERIOD                        $ 18.86        $ 18.20         $ 20.63         $18.46             $16.21
                                                     ========       ========        ========        =======            =======
TOTAL RETURN                                             3.68%          3.75%          14.15%         23.37%             22.04%
                                                     ========       ========        ========        =======            =======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                 $29,884        $28,089         $13,123         $5,901             $3,928
Ratio of Expenses to Average Net Assets (2)              1.26%**        1.26%           1.25%          1.25%              1.25%**
Ratio of Expenses to Average Net Assets Excluding
  Interest Expense                                       1.25%**        1.25%            N/A            N/A                N/A
Ratio of Net Investment Income to Average Net
  Assets (2)                                             1.22%**        0.89%           0.68%          0.80%               1.29%**
Portfolio Turnover Rate                                    30%            41%             39%            30%                 26%
------------------------
(2) Effect of voluntary expense limitation during
      the period:
     Per share benefit to net investment income       $  0.02        $  0.01         $  0.01         $ 0.02             $ 0.01
    Ratios before expense limitation:
     Expenses to Average Net Assets                      1.44%**        1.31%           1.32%          1.36%              1.39%**
     Net Investment Income to Average Net Assets         1.04%**        0.83%           0.62%          0.69%              1.15%**
---------------------------------------------------------------------------------------------------------------------------------
 ** Annualized
*** The Portfolio began offering Class B Shares on January 2, 1996.


   The accompanying notes are an integral part of the financial statements.

                                      166

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                                                                        CLASS A
                                       ------------------------------------------------------------------------------------------
                                       SIX MONTHS
                                          ENDED                                    YEAR ENDED DECEMBER 31,
                                         JUNE 30,        ------------------------------------------------------------------------
                                       (UNAUDITED)            1999           1998           1997            1996          1995
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $    19.62       $    18.25     $    17.16     $    16.95      $    15.15     $    15.34
                                         ----------       ----------     ----------     ----------      ----------     ----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                    0.17             0.24           0.27           0.30            0.25           0.16
  Net Realized and Unrealized Gain
    (Loss) on Investments                      1.40             2.80           2.86           2.01            2.71           1.55
                                         ----------       ----------     ----------     ----------      ----------     ----------
    Total from Investment
      Operations                               1.57             3.04           3.13           2.31            2.96           1.71
                                         ----------       ----------     ----------     ----------      ----------     ----------
DISTRIBUTIONS
  Net Investment Income                          --            (0.18)         (0.38)         (0.48)          (0.36)         (0.06)
  Net Realized Gain                              --            (1.49)         (1.66)         (1.62)          (0.80)         (1.84)
                                         ----------       ----------     ----------     ----------      ----------     ----------
    Total Distributions                          --            (1.67)         (2.04)         (2.10)          (1.16)         (1.90)
                                         ----------       ----------     ----------     ----------      ----------     ----------
NET ASSET VALUE, END OF PERIOD           $    21.19       $    19.62     $    18.25     $    17.16      $    16.95     $    15.15
                                         ==========       ==========     ==========     ==========      ==========     ==========
TOTAL RETURN                                   8.00%           16.91%         18.30%         13.91%          19.64%         11.77%
                                         ==========       ==========     ==========     ==========      ==========     ==========
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)    $4,679,066       $4,630,035     $3,400,498     $2,822,900      $2,264,424     $1,598,530
Ratio of Expenses to Average Net
  Assets (1)                                   1.00%**          1.00%          1.00%          1.00%           1.00%          1.00%
Ratio of Net Investment Income to
  Average Net Assets (1)                       1.70%**          1.28%          1.33%          1.49%           1.64%          1.38%
Portfolio Turnover Rate                          30%              37%            33%            33%             18%            27%
------------------------
(1) Effect of voluntary expense
      limitation during the period:
         Per share benefit to net
         investment income               $     0.00+      $     0.00+    $     0.00+    $     0.00+     $     0.00+    $    0.003
    Ratios before expense limitation:
     Expenses to Average Net Assets            1.02%**          1.01%          1.02%          1.02%           1.02%          1.03%
     Net Investment Income to Average
       Net Assets                              1.69%**          1.27%          1.32%          1.47%           1.61%          1.35%
----------------------------------------------------------------------------------------------------------------------------------

                                                                                              CLASS B
                                                         -------------------------------------------------------------------------
                                                          SIX MONTHS                                              PERIOD FROM
                                                            ENDED                                                 JANUARY 2,
                                                           JUNE 30,           YEAR ENDED DECEMBER 31,             1996*** TO
                                                             2000       -----------------------------------       DECEMBER 31,
                                                         (UNAUDITED)      1999         1998        1997              1996
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $ 19.58        $ 18.22       $ 17.13      $16.93           $15.24
                                                         -------       --------      --------     -------          -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                                 0.14           0.19          0.24        0.23             0.23
  Net Realized and Unrealized Gain (Loss) on
    Investments                                             1.39           2.81          2.85        2.02             2.59
                                                         -------       --------      --------     -------          -------
    Total from Investment Operations                        1.53           3.00          3.09        2.25             2.82
                                                         -------       --------      --------     -------          -------
DISTRIBUTIONS
  Net Investment Income                                       --          (0.15)        (0.34)      (0.43)           (0.33)
  Net Realized Gain                                           --          (1.49)        (1.66)      (1.62)           (0.80)
                                                         -------       --------      --------     -------          -------
    Total Distributions                                       --          (1.64)        (2.00)      (2.05)           (1.13)
                                                         -------       --------      --------     -------          -------
NET ASSET VALUE, END OF PERIOD                           $ 21.11        $ 19.58       $ 18.22      $17.13           $16.93
                                                         =======       ========      ========     =======          =======
TOTAL RETURN                                                7.81%         16.68%        18.13%      13.57%           18.58%
                                                         =======       ========      ========     =======          =======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                    $48,933        $41,374       $17,076      $3,074           $5,393
Ratio of Expenses to Average Net Assets (2)                 1.25%**        1.25%         1.25%       1.25%            1.25%**
Ratio of Net Investment Income to Average Net Assets (2)    1.48%**        0.93%         0.96%       1.21%            1.68%**
Portfolio Turnover Rate                                       30%            37%           33%         33%              18%
-----------
(2) Effect of voluntary expense limitation during
      the period:
   Per share benefit to net investment income            $  0.00+       $  0.00+      $  0.00+     $ 0.00+          $ 0.00+
   Ratios before expense limitation:
     Expenses to Average Net Assets                         1.27%**        1.26%         1.28%       1.27%            1.27%**
     Net Investment Income to Average Net Assets            1.47%**        0.92%         0.95%       1.19%            1.66%**
----------------------------------------------------------------------------------------------------------------------------------
 ** Annualized
*** The Portfolio began offering Class B Shares on January 2, 1996.
  + Amount is less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
INTERNATIONAL MAGNUM PORTFOLIO
--------------------------------------------------------------------------------

                                                                                     CLASS A
                                                    -----------------------------------------------------------------------
                                                     SIX MONTHS                                               PERIOD FROM
                                                       ENDED                                                   MARCH 15,
                                                      JUNE 30,                YEAR ENDED DECEMBER 31,          1996* TO
                                                        2000          ------------------------------------    DECEMBER 31,
                                                    (UNAUDITED)          1999         1998          1997          1996
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $   13.62        $   11.57    $   10.87     $   10.66     $   10.00
                                                     ---------        ---------    ---------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                               0.06             0.19         0.14          0.17          0.06
  Net Realized and Unrealized Gain (Loss)
    on Investments                                       (0.37)            2.64         0.66          0.54          0.76
                                                     ---------        ---------    ---------     ---------     ---------
    Total from Investment Operations                     (0.31)            2.83         0.80          0.71          0.82
                                                     ---------        ---------    ---------     ---------     ---------
DISTRIBUTIONS
  Net Investment Income                                     --            (0.15)       (0.10)        (0.41)        (0.13)
  In Excess of Net Investment Income                        --               --           --            --         (0.02)
  Net Realized Gain                                         --            (0.63)          --         (0.09)        (0.01)
                                                     ---------        ---------    ---------     ---------     ---------
    Total Distributions                                     --            (0.78)       (0.10)        (0.50)        (0.16)
                                                     ---------        ---------    ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD                       $   13.31        $   13.62    $   11.57     $   10.87     $   10.66
                                                     =========        =========    =========     =========     =========
TOTAL RETURN                                             (2.28)%          24.87%        7.33%         6.58%         8.25%
                                                     =========        =========    =========     =========     =========
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                $ 201,493        $ 188,586    $ 269,814     $ 159,096     $  85,316
Ratio of Expenses to Average Net Assets (1)               1.01%**          1.01%        1.00%         1.00%         1.00%**
Ratio of Expenses to Average Net Assets Excluding
  Interest Expense                                        1.00%**          1.00%         N/A           N/A           N/A
Ratio of Net Investment Income to Average Net Assets(1)   1.00%**          0.89%        1.34%         1.44%         0.99%**
Portfolio Turnover Rate                                     35%              59%          39%           41%           18%
------------------
(1)Effect of voluntary expense limitation during the period:
    Per share benefit to net investment income       $    0.00+       $    0.02    $    0.01     $    0.02     $    0.03
   Ratios before expense limitation:
    Expenses to Average Net Assets                        1.08%**          1.11%        1.13%         1.19%         1.54%**
    Net Investment Income to Average Net Assets           0.93%**          0.80%        1.24%         1.25%         0.44%**
---------------------------------------------------------------------------------------------------------------------------
                                                                                     CLASS B
                                                    -----------------------------------------------------------------------
                                                     SIX MONTHS                                               PERIOD FROM
                                                       ENDED                                                   MARCH 15,
                                                      JUNE 30,                YEAR ENDED DECEMBER 31,          1996* TO
                                                        2000          ------------------------------------    DECEMBER 31,
                                                    (UNAUDITED)          1999         1998          1997          1996
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $   13.58        $   11.54    $   10.84     $   10.62     $   10.00
                                                     ---------        ---------    ---------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                               0.05             0.11         0.14          0.16          0.01
  Net Realized and Unrealized Gain (Loss) on
    Investments                                          (0.38)            2.68         0.64          0.52          0.78
                                                     ---------        ---------    ---------     ---------     ---------
    Total from Investment Operations                     (0.33)            2.79         0.78          0.68          0.79
                                                     ---------        ---------    ---------     ---------     ---------
DISTRIBUTIONS
  Net Investment Income                                     --            (0.12)       (0.08)        (0.38)        (0.13)
  In Excess of Net Investment Income                        --               --           --            --         (0.02)
  Net Realized Gain                                         --            (0.63)          --         (0.09)        (0.01)
                                                     ---------        ---------    ---------     ---------     ---------
    Total Distributions                                     --            (0.75)       (0.08)        (0.47)        (0.16)
                                                     ---------        ---------    ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD                       $   13.25        $   13.58    $   11.54     $   10.84     $   10.63
                                                     =========        =========    =========     =========     =========
TOTAL RETURN                                             (2.43)%          24.58%        7.13%         6.33%         7.90%
                                                     =========        =========    =========     =========     =========
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                $  29,212        $  30,770    $  26,151     $  28,217     $  23,173
Ratio of Expenses to Average Net Assets (2)               1.26%**          1.25%        1.25%         1.25%         1.25%**
Ratio of Expenses to Average Net Assets Excluding
  Interest Expense                                       1.25%**           1.25%         N/A           N/A           N/A
Ratio of Net Investment Income to Average Net
  Assets (2)                                             0.70%**          0.87%        1.24%         1.19%          0.60%**
Portfolio Turnover Rate                                    35%              59%          39%           41%            18%
-----------------
(2) Effect of voluntary expense limitation during the period:
     Per share benefit to net investment income      $    0.01        $    0.01    $    0.01     $    0.02     $    0.01
    Ratios before expense limitation:
     Expenses to Average Net Assets                       1.34%**          1.35%        1.37%         1.44%        1.69%**
     Net Investment Income to Average Net Assets          0.62%**          0.54%        1.14%         1.00%        0.15%**
---------------------------------------------------------------------------------------------------------------------------

 *  Commencement of Operations
**  Annualized
 +  Amount is less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
INTERNATIONAL SMALL CAP PORTFOLIO
--------------------------------------------------------------------------------

                                                                                     CLASS A
                                                    -------------------------------------------------------------------------------
                                                     SIX MONTHS                          YEAR ENDED DECEMBER 31,
                                                       ENDED          -------------------------------------------------------------
                                                      JUNE 30,
                                                        2000
                                                    (UNAUDITED)          1999         1998          1997          1996      1995
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $   19.67        $   15.25    $   15.61     $   16.83     $   14.94  $   15.15
                                                     ---------        ---------    ---------     ---------     ---------  ---------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                               0.20             0.22         0.22          0.25          0.21       0.24
  Net Realized and Unrealized Gain (Loss) on
    Investments                                           0.80             5.66         0.39         (0.42)         2.29*      0.15
                                                     ---------        ---------    ---------     ---------     ---------  ---------
    Total from Investment Operations                      1.00             5.88         0.61         (0.17)         2.50       0.39
                                                     ---------        ---------    ---------     ---------     ---------  ---------
DISTRIBUTIONS
  Net Investment Income                                     --            (0.27)       (0.24)        (0.31)        (0.22)     (0.23)
  In Excess of Net Investment Income                        --            (0.02)          --         (0.05)           --         --
  Net Realized Gain                                         --            (1.20)       (0.79)        (0.77)        (0.39)     (0.37)
                                                     ---------        ---------    ---------     ---------     ---------  ---------
    Total Distributions                                     --            (1.49)       (1.03)        (1.13)        (0.61)     (0.60)
                                                     ---------        ---------    ---------     ---------     ---------  ---------
TRANSACTION FEES                                            --             0.03         0.06          0.08            --         --
                                                     ---------        ---------    ---------     ---------     ---------  ---------
NET ASSET VALUE, END OF PERIOD                       $   20.67        $   19.67    $   15.25     $   15.61     $   16.83  $   14.94
                                                     =========        =========    =========     =========     =========  =========
TOTAL RETURN                                              5.03%           39.34%        4.25%        (0.55)%       16.82%      2.60%
                                                     =========        =========    =========     =========     =========  =========
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                $ 389,648        $ 357,708    $ 252,642     $ 230,095     $ 234,743  $ 198,669
Ratio of Expenses to Average Net Assets (1)               1.17%**          1.15%        1.15%         1.15%         1.15%      1.15%
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                              1.15%**           N/A          N/A           N/A           N/A        N/A
Ratio of Net Investment Income to Average Net
  Assets (1)                                              2.07%**          1.30%        1.23%         1.37%         1.29%      1.72%
Portfolio Turnover Rate                                     30%              48%          39%           31%           35%        24%
------------------
(1)Effect of voluntary expense limitation during the
  period:
    Per share benefit to net investment income       $    0.01        $    0.01    $    0.01     $    0.01     $    0.01   $   0.01
  Ratios before expense limitation:
    Expenses to Average Net Assets                        1.23%**          1.20%        1.21%         1.22%         1.23%      1.24%
    Net Investment Income to Average Net Assets           2.01%**          1.25%        1.18%         1.30%         1.20%      1.63%
-----------------------------------------------------------------------------------------------------------------------------------

 * Includes a 1% transaction fee on purchases and redemptions of capital shares. ** Annualized

    The accompanying notes are an integral part of the financial statements.

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
JAPANESE EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                                                                     CLASS A
                                                    -------------------------------------------------------------------------------
                                                     SIX MONTHS                          YEAR ENDED DECEMBER 31,
                                                       ENDED          -------------------------------------------------------------
                                                      JUNE 30,
                                                        2000
                                                    (UNAUDITED)          1999++       1998          1997          1996++    1995
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $   10.12        $    6.18    $    5.89     $    7.96     $    9.27  $   9.83
                                                     ---------        ---------    ---------     ---------     ---------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                              (0.01)           (0.02)        0.04          0.17            --      0.04
  Net Realized and Unrealized Gain (Loss) on
    Investments+                                          0.34             3.96         0.48         (0.94)        (0.13)    (0.40)
                                                     ---------        ---------    ---------     ---------     ---------  --------
    Total from Investment Operations                      0.33             3.94         0.52         (0.77)        (0.13)    (0.36)
                                                     ---------        ---------    ---------     ---------     ---------  --------
DISTRIBUTIONS
  Net Investment Income                                     --               --        (0.23)        (1.30)        (0.66)       --
  In Excess of Net Investment Income                        --               --           --            --         (0.52)    (0.20)
                                                     ---------        ---------    ---------     ---------     ---------  --------
    Total Distributions                                     --               --        (0.23)        (1.30)        (1.18)    (0.20)
                                                     ---------        ---------    ---------     ---------     ---------  --------
NET ASSET VALUE, END OF PERIOD                       $   10.45        $   10.12    $    6.18     $    5.89     $    7.96  $   9.27
                                                     =========        =========    =========     =========     =========  ========
TOTAL RETURN                                              3.26%           63.75%        8.82%        (9.23)%       (1.40)%   (3.64)%
                                                     =========        =========    =========     =========     =========  ========
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                $  80,731        $  73,666    $  57,755     $  77,086     $ 152,229  $119,278
Ratio of Expenses to Average Net Assets (1)               1.06%**          1.01%        1.11%         1.06%         1.00%     1.00%
Ratio of Expenses to Average Net Assets Excluding
  Interest Expense                                        1.00%**          1.00%        1.00%         1.00%          N/A       N/A
Ratio of Net Investment Income (Loss) to Average Net
  Assets (1)                                             (0.21)%**        (0.28)%       0.03%        (0.21)%       (0.04)%    0.15%
Portfolio Turnover Rate                                      4%              26%          66%           40%           38%       52%
------------------
(1) Effect of voluntary expense limitation during the period:
    Per share benefit to net investment income       $    0.00+       $    0.01    $    0.01     $    0.01     $    0.01  $   0.06
  Ratios before expense limitation:
    Expenses to Average Net Assets                        1.17%**          1.14%        1.30%         1.14%         1.07%     1.20%
    Net Investment Loss to Average Net Assets            (0.31)%**        (0.41)%      (0.14)%       (0.28)%       (0.11)%   (0.05)%
----------------------------------------------------------------------------------------------------------------------------------
                                                                                     CLASS B
                                                    -----------------------------------------------------------------------
                                                     SIX MONTHS                                               PERIOD FROM
                                                       ENDED                                                   JANUARY 2,
                                                      JUNE 30,                YEAR ENDED DECEMBER 31,         1996*** TO
                                                        2000          ------------------------------------    DECEMBER 31,
                                                    (UNAUDITED)          1999++       1998          1997          1996++
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $   10.02        $    6.13    $    5.87     $    7.94     $    9.25
                                                     ---------        ---------    ---------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                               0.01             0.08        (0.09)         0.09         (0.02)
  Net Realized and Unrealized Gain (Loss) on
    Investments                                           0.31             3.81         0.58         (0.89)        (0.14)
                                                     ---------        ---------    ---------     ---------     ---------
    Total from Investment Operations                      0.32             3.89         0.49         (0.80)        (0.16)
                                                     ---------        ---------    ---------     ---------     ---------
DISTRIBUTIONS
  Net Investment Income                                     --               --        (0.23)        (1.27)        (0.64)
  In Excess of Net Investment Income                        --               --           --            --         (0.51)
                                                     ---------        ---------    ---------     ---------     ---------
    Total Distributions                                     --               --        (0.23)        (1.27)        (1.15)
                                                     ---------        ---------    ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD                       $   10.34        $   10.02    $    6.13     $    5.87     $    7.94
                                                     =========        =========    =========     =========     =========
TOTAL RETURN                                              3.19%           63.46%        8.33%        (9.64)%       (1.67)%
                                                     =========        =========    =========     =========     =========
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                $   4,411        $   3,538    $   1,083     $   1,703     $   3,431
Ratio of Expenses to Average Net Assets (2)               1.31%*           1.26%        1.36%         1.31%         1.25%**
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                              1.25%**          1.25%        1.25%         1.25%          N/A
Ratio of Net Investment Loss to Average Net
  Assets (2)                                             (0.44)%**        (0.57)%      (0.25)%       (0.53)%       (0.26)%**
Portfolio Turnover Rate                                      4%              26%          66%           40%           38%
------------------
(2) Effect of voluntary expense limitation during the period:
    Per share benefit to net investment income           $0.00+       $    0.01    $    0.02     $    0.01     $    0.01
  Ratios before expense limitation:
    Expenses to Average Net Assets                        1.41%**          1.39%        1.55%         1.38%         1.31%**
    Net Investment Loss to Average Net Assets            (0.55)%**        (0.67)%      (0.42)%       (0.60)%       (0.32)%**
---------------------------------------------------------------------------------------------------------------------------

  * Annualized
*** The Portfolio began offering Class B Shares on January 2, 1996.

 + The amount shown for the year ended December 31, 1995 for a share outstanding throughout the year does not agree with the amount of aggregate net gains on investments for the year because of the timing of sales and repurchases of the Portfolio shares in relation to a fluctuating market value of the investments in the Portfolio

++ Per share amounts for the years ended December 31, 1999 and 1996 are based on average shares outstanding.


    The accompanying notes are an integral part of the financial statements.

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
LATIN AMERICAN PORTFOLIO
--------------------------------------------------------------------------------

                                                                                     CLASS A
                                                    ---------------------------------------------------------------------------
                                                     SIX MONTHS                                                  PERIOD FROM
                                                       ENDED                                                     JANUARY 18,
                                                      JUNE 30,               YEAR ENDED DECEMBER 31,               1995* TO
                                                        2000     ---------------------------------------------   DECEMBER 31,
                                                    (UNAUDITED)     1999       1998++       1997        1996        1995
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $   11.32   $    6.74   $   10.91   $   11.32   $    9.06   $   10.00
                                                     ---------   ---------   ---------   ---------   ---------   ---------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                               0.04        0.18        0.13       (0.01)       0.14        0.05
  Net Realized and Unrealized Gain (Loss) on
    Investments                                          (0.12)       4.59       (4.16)       4.32        4.27       (0.92)
                                                     ---------   ---------   ---------   ---------   ---------   ---------
    Total from Investment Operations                     (0.08)       4.77       (4.03)       4.31        4.41       (0.87)
                                                     ---------   ---------   ---------   ---------   ---------   ---------
DISTRIBUTIONS
  Net Investment Income                                     --       (0.19)      (0.09)         --       (0.13)      (0.04)
  Net Realized Gain                                         --          --       (0.05)      (4.04)      (2.02)         --
  In Excess of Net Realized Gain                            --          --          --       (0.68)         --          --
  Return of Capital                                         --          --          --          --          --       (0.03)
                                                     ---------   ---------   ---------   ---------   ---------   ---------
    Total Distributions                                     --       (0.19)      (0.14)      (4.72)      (2.15)      (0.07)
                                                     ---------   ---------   ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD                       $   11.24   $   11.32   $    6.74   $   10.91   $   11.32   $    9.06
                                                     =========   =========   =========   =========   =========   =========
TOTAL RETURN                                             (0.71)%     71.28%     (37.10)%     41.28%      48.77%      (8.68)%
                                                     =========   =========   =========   =========   =========   =========
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                $  13,682   $  13,809   $  15,012   $  73,196   $  30,409   $  15,376
Ratio of Expenses to Average Net Assets (1)               1.78%**     1.79%       1.81%       1.89%       1.70%       1.70%**
Ratio of Expenses to Average Net Assets Excluding
  Foreign Tax and Interest Expense                        1.65%**     1.70%       1.64%       1.70%       1.70%       1.70%**
Ratio of Net Investment Income (Loss) to Average
  Net Assets (1)                                          0.63%**     1.40%       1.40%      (0.14)%      1.21%       1.62%**
Portfolio Turnover Rate                                     55%        124%        196%        286%        192%        137%
---------------------
(1) Effect of voluntary expense limitation during the period:
    Per share benefit to net investment income       $    0.03   $    0.04         N/A   $    0.01   $    0.05   $    0.09
  Ratios before expense limitation:
    Expenses to Average Net Assets                        2.21%**     2.12%        N/A        1.96%       2.18%       3.13%**
    Net Investment Income (Loss) to Average Net
      Assets                                              0.20%**     1.07%        N/A       (0.21)%      0.75%      (0.48)%**
-------------------------------------------------------------------------------------------------------------------------------
                                                                                  CLASS B
                                                    -------------------------------------------------------------
                                                     SIX MONTHS                                      PERIOD FROM
                                                       ENDED                                          JANUARY 2,
                                                      JUNE 30,        YEAR ENDED DECEMBER 31,         1996*** TO
                                                        2000     ---------------------------------   DECEMBER 31,
                                                    (UNAUDITED)     1999       1998++       1997        1996
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $   11.36   $    6.78   $   10.80   $   11.31   $    9.44
                                                     ---------   ---------   ---------   ---------   ---------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                               0.01        0.19        0.12          --        0.09
  Net Realized and Unrealized Gain (Loss) on
    Investments                                          (0.11)       4.58       (4.09)       4.21        3.90
                                                     ---------   ---------   ---------   ---------   ---------
    Total from Investment Operations                     (0.10)       4.77       (3.97)       4.21        3.99
                                                     ---------   ---------   ---------   ---------   ---------
DISTRIBUTIONS
  Net Investment Income                                     --       (0.19)         --          --       (0.10)
  Net Realized Gain                                         --          --       (0.05)      (4.04)      (2.02)
  In Excess of Net Realized Gain                            --          --          --       (0.68)         --
                                                     ---------   ---------   ---------   ---------   ---------
    Total Distributions                                     --       (0.19)      (0.05)      (4.72)      (2.12)
                                                     ---------   ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD                       $   11.26   $   11.36   $    6.78   $   10.80     $ 11.31
                                                     =========   =========   =========   =========   =========
TOTAL RETURN                                             (0.88)%     70.85%     (36.86)%     40.37%      42.44%
                                                     =========   =========   =========   =========   =========
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                $   1,430   $   1,387   $   1,148   $   6,709   $   1,333
Ratio of Expenses to Average Net Assets (2)               2.03%**     2.05%       2.01%       2.14%       1.95%**
Ratio of Expenses to Average Net Assets Excluding
  Foreign Tax and Interest Expense                        1.90%**     1.95%       1.85%       1.95%       1.95%**
Ratio of Net Investment Income
  (Loss) to Average Net Assets (2)                        0.33%**     1.04%       1.24%      (0.34)%      0.89%**
Portfolio Turnover Rate                                     55%        124%        196%        286%        192%
------------------
(2) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income     $    0.01   $    0.05         N/A   $    0.00+  $    0.05
    Ratios before expense limitation:
      Expenses to Average Net Assets                      2.46%**     2.35%        N/A        2.21%       2.43%**
      Net Investment Income (Loss) to Average
        Net Assets                                       (0.08)%**    0.75%        N/A       (0.41)%      0.42%**
-----------------------------------------------------------------------------------------------------------------

*   Commencement of Operations

**  Annualized
*** The Portfolio began offering Class B Shares on January 2, 1996.

  + Amount is less than $0.01 per share.

 ++ Per share amounts for the year ended December 31, 1998 are based on average shares outstanding.


    The accompanying notes are an integral part of the financial statements.

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
EQUITY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                                                                     CLASS A
                                                    -----------------------------------------------------------------------
                                                     SIX MONTHS
                                                       ENDED
                                                      JUNE 30,                         YEAR ENDED DECEMBER 31,
                                                        2000     ----------------------------------------------------------
                                                    (UNAUDITED)     1999       1998         1997        1996        1995
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $   25.04   $   19.04   $   16.93   $   14.94   $   14.14   $   12.02
                                                     ---------   ---------   ---------   ---------   ---------   ---------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                              (0.01)      (0.02)       0.04        0.06        0.17        0.22
  Net Realized and Unrealized Gain (Loss) on
    Investments                                           1.59        7.49        3.17        4.48        4.07        4.93
                                                     ---------   ---------   ---------   ---------   ---------   ---------
    Total from Investment Operations                      1.58        7.47        3.21        4.54        4.24        5.15
                                                     ---------   ---------   ---------   ---------   ---------   ---------
DISTRIBUTIONS
  Net Investment Income                                     --          --       (0.03)      (0.06)      (0.17)      (0.28)
  In Excess of Net Investment Income                        --       (0.00)+        --       (0.00)+        --          --
  Net Realized Gain                                         --       (1.47)      (0.64)      (2.49)      (3.27)      (2.75)
  In Excess of Net Realized Gain                            --          --       (0.43)         --          --          --
                                                     ---------   ---------   ---------   ---------   ---------   ---------
    Total Distributions                                     --       (1.47)      (1.10)      (2.55)      (3.44)      (3.03)
                                                     ---------   ---------   ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD                       $   26.62   $   25.04   $   19.04   $   16.93   $   14.94   $   14.14
                                                     =========   =========   =========   =========   =========   =========
TOTAL RETURN                                              6.14%      39.89%      19.04%      31.32%      30.97%      45.02%
                                                     =========   =========   =========   =========   =========   =========
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)               $1,072,755   $ 977,005   $ 784,565   $ 591,789   $ 352,703   $ 158,112
Ratio of Expenses to Average Net Assets (1)               0.80%**     0.80%       0.80%       0.80%       0.80%       0.80%
Ratio of Net Investment Income (Loss) to Average         (0.09)%**   (0.10)%      0.22%       0.35%       1.12%       1.57%
    Net Assets (1)
Portfolio Turnover Rate                                     37%         91%        156%        177%        186%        186%
------------------
(1)Effect of voluntary expense limitation during
  the period:
    Per share benefit to net investment income       $    0.00   $    0.00      $ 0.00   $    0.00   $    0.01   $    0.01
  Ratios before expense limitation:
    Expenses to Average Net Assets                        0.80%**     0.80%       0.80%       0.82%       0.88%       0.88%
    Net Investment Income (Loss) to Average Net Assets   (0.09)%**   (0.10)%      0.22%       0.33%       1.04%       1.49%
---------------------------------------------------------------------------------------------------------------------------

                                                                                  CLASS B
                                                    -------------------------------------------------------------
                                                     SIX MONTHS                                      PERIOD FROM
                                                       ENDED                                          JANUARY 2,
                                                      JUNE 30,        YEAR ENDED DECEMBER 31,         1996*** TO
                                                        2000     ---------------------------------   DECEMBER 31,
                                                    (UNAUDITED)     1999       1998         1997        1996
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $   24.90   $   18.97   $   16.91   $   14.92   $   14.22
                                                     ---------   ---------   ---------   ---------   ---------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                              (0.03)      (0.04)       0.00        0.04        0.13
  Net Realized and Unrealized Gain (Loss)
    on Investments                                        1.57        7.44        3.15        4.46        3.99
                                                     ---------   ---------   ---------   ---------   ---------
    Total from Investment Operations                      1.54        7.40        3.15        4.50        4.12
                                                     ---------   ---------   ---------   ---------   ---------
DISTRIBUTIONS
  Net Investment Income                                     --          --       (0.02)      (0.02)      (0.15)
  In Excess of Net Investment Income                        --       (0.00)+        --          --          --
  Net Realized Gain                                         --       (1.47)      (0.64)      (2.49)      (3.27)
  In Excess of Net Realized Gain                            --          --       (0.43)         --          --
                                                     ---------   ---------   ---------   ---------   ---------
    Total Distributions                                     --       (1.47)      (1.09)      (2.51)      (3.42)
                                                     ---------   ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD                       $   26.44   $   24.90   $   18.97   $   16.91   $   14.92
                                                     =========   =========   =========   =========   =========
TOTAL RETURN                                              6.06%      39.61%      18.71%      31.05%      29.92%
                                                     =========   =========   =========   =========   =========
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                $ 367,618   $ 246,889   $  83,330   $  27,879   $   5,498
Ratio of Expenses to Average Net Assets (2)               1.05%**     1.05%       1.05%       1.05%       1.05%**
Ratio of Net Investment Income (Loss) to Average Net
  Assets (2)                                             (0.34)%**   (0.34)%     (0.02)%      0.10%       0.91%**
Portfolio Turnover Rate                                     37%         91%        156%        177%        186%
------------------
(2)Effect of voluntary expense limitation during the
  period:
    Per share benefit to net investment income       $    0.00+  $    0.00+  $    0.00+  $    0.01   $    0.01
  Ratios before expense limitation:
    Expenses to Average Net Assets                        1.05%**     1.05%       1.05%       1.07%       1.12%**
    Net Investment Income (Loss) to Average Net Assets   (0.34)%**   (0.34)%     (0.20)%      0.80%       0.84%**
-----------------------------------------------------------------------------------------------------------------

**  Annualized

*** The Portfolio began offering Class B Shares on January 2, 1996.

  + Amount is less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
FOCUS EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                                                                      CLASS A
                                                  ---------------------------------------------------------------------------------
                                                   SIX MONTHS                                                           PERIOD FROM
                                                      ENDED                                                               MARCH 18
                                                     JUNE 30,                   YEAR ENDED DECEMBER 31,                   1995* TO
                                                       2000    ------------------------------------------------------   DECEMBER 31,
                                                   (UNAUDITED)       1999        1998       1997           1996             1995
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                 $  19.70       $ 17.50      $  15.78      $  14.43     $  12.17    $  10.00
                                                     --------      --------      --------      --------     --------    --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                      (0.03)        (0.06)         0.00+         0.01         0.18        0.15
  Net Realized and Unrealized Gain
    (Loss) on Investments                                1.31          7.89          2.42          4.58         4.73        3.95
                                                     --------      --------      --------      --------     --------    --------
    Total from Investment Operations                     1.28          7.83          2.42          4.59         4.91        4.10
                                                     --------      --------      --------      --------     --------    --------
DISTRIBUTIONS
  Net Investment Income                                    --            --            --         (0.01)       (0.17)      (0.15)
  In Excess of Net Investment Income                       --            --            --         (0.00)+         --          --
  Net Realized Gain                                        --         (5.63)        (0.38)        (3.23)       (2.48)      (1.78)
  In Excess of Net Realized Gain                           --            --         (0.32)           --           --          --
                                                     --------      --------      --------      --------     --------    --------
      Total Distributions                                  --         (5.63)        (0.70)        (3.24)       (2.65)      (1.93)
                                                     --------      --------      --------      --------     --------    --------
NET ASSET VALUE, END OF PERIOD                       $  20.98      $  19.70      $  17.50      $  15.78     $  14.43    $  12.17
                                                     ========      ========      ========      ========      ========   ========
TOTAL RETURN                                             6.45%        46.44%        15.35%        33.31%       40.90%      41.25%
                                                     ========      ========      ========      ========      ========   ========
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                $142,315      $136,128      $130,734      $155,087     $ 68,480    $ 28,548
Ratio of Expenses to Average Net Assets (1)              1.00%**       1.01%         1.01%         1.02%        1.00%       1.00%**
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                              N/A          1.00%         1.00%         1.00%         N/A         N/A
Ratio of Net Investment Income to
  Average Net Assets (1)                                (0.28)%**     (0.33)%        0.01%         0.08%        1.26%       1.64%**
Portfolio Turnover Rate                                    50%          155%          373%          302%         380%        309%
-------------------
(1) Effect of voluntary expense limitation
   during the period:
    Per share benefit to net investment income       $   0.00+     $   0.01      $   0.01      $   0.01     $   0.03    $   0.06
  Ratios before expense limitation:
    Expenses to Average Net Assets                       1.03%**       1.07%         1.03%         1.08%        1.24%       1.59%**
     Net Investment Income to Average Net Assets        (0.31)%**     (0.39)%       (0.01)%        0.02%        1.02%       1.05%**
-----------------------------------------------------------------------------------------------------------------------------------


                                                                                              CLASS B
                                                          -------------------------------------------------------------------------
                                                             SIX MONTHS                                              PERIOD FROM
                                                                ENDED                                                 JANUARY 2
                                                               JUNE 30,            YEAR ENDED DECEMBER 31,            1996*** TO
                                                                2000      ----------------------------------------   DECEMBER 31,
                                                             (UNAUDITED)      1999        1998       1997                1996
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                           $  19.50      $  17.40      $  15.72      $  14.42      $  12.25
                                                               --------      --------      --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)(2)                                 (0.05)        (0.08)        (0.06)        (0.01)         0.13
  Net Realized and Unrealized Gain (Loss) on Investments           1.29          7.81          2.44          4.55          4.67
                                                               --------      --------      --------      --------      --------
    Total from Investment Operations                               1.24          7.73          2.38          4.54          4.80
                                                               --------      --------      --------      --------      --------
DISTRIBUTIONS
  Net Investment Income                                              --             --          --          (0.01)        (0.15)
  In Excess of Net Investment Income                                 --             --          --          (0.00)+          --
  Net Realized Gain                                                  --         (5.63)        (0.38)        (3.23)        (2.48)
  In Excess of Net Realized Gain                                     --            --         (0.32)           --            --
                                                               --------      --------      --------      --------      --------
    Total Distributions                                              --         (5.63)        (0.70)        (3.24)        (2.63)
                                                               --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD                                 $  20.74      $  19.50      $  17.40      $  15.72      $  14.42
                                                               ========      ========      ========      ========      ========
TOTAL RETURN                                                       6.31%        46.13%        15.15%        32.90%        39.72%
                                                               ========      ========      ========      ========      ========
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                          $ 23,927      $ 22,168      $ 16,682      $ 18,277      $  8,805
Ratio of Expenses to Average Net Assets (2)                        1.25%**       1.26%         1.26%         1.27%         1.25%**

Ratio of Expenses to Average Net Assets Excluding
  Interest Expense                                                  N/A          1.25%         1.25%         1.25%          N/A
Ratio of Net Investment Income to Average Net Assets(2)           (0.53)%**     (0.58)%       (0.26)%       (0.18)%        0.95%**
Portfolio Turnover Rate                                              50%          155%          373%          302%          380%
-------------------
(2)Effect of voluntary expense limitation during
   the period:
     Per share benefit to net investment income                $   0.00+     $   0.01      $   0.00+     $   0.00+     $   0.03
   Ratios before expense limitation:
    Expenses to Average Net Assets                                 1.28%**       1.32%         1.28%         1.33%         1.47%**
    Net Investment Income to Average Net Assets                   (0.56)%**     (0.64)%       (0.28)%       (0.24)%        0.73%**
-----------------------------------------------------------------------------------------------------------------------------------

   * Commencement of Operations
  ** Annualized
 *** The Portfolio began offering Class B Shares on January 2, 1996.
   + Amount is less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
SMALL COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                                                                      CLASS A
                                                  ---------------------------------------------------------------------------------
                                                   SIX MONTHS
                                                      ENDED
                                                     JUNE 30,                          YEAR ENDED DECEMBER 31,
                                                       2000      ------------------------------------------------------------------
                                                   (UNAUDITED)      1999         1998         1997         1996          1995
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $  13.32      $   8.07      $   7.72      $  13.50     $  21.49      $  16.12
                                                     --------      --------      --------      --------     --------      --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                      (0.06)        (0.05)         0.09         (0.07)       (0.19)        (0.18)
  Net Realized and Unrealized Gain (Loss) on
    Investments                                          2.53          7.40          1.97          1.09         0.89          5.55
                                                     --------      --------      --------      --------     --------      --------
    Total from Investment Operations                     2.47          7.35          2.06          1.02         0.70          5.37
                                                     --------      --------      --------      --------     --------      --------
DISTRIBUTIONS
  Net Investment Income                                    --            --         (0.09)           --           --            --
  Net Realized Gain                                        --         (2.10)        (1.62)        (6.80)       (8.69)           --
                                                     --------      --------      --------      --------     --------      --------
    Total Distributions                                    --         (2.10)        (1.71)        (6.80)       (8.69)           --
                                                     --------      --------      --------      --------     --------      --------
NET ASSET VALUE, END OF PERIOD                       $  15.79      $  13.32      $   8.07      $   7.72     $  13.50      $  21.49
                                                     ========      ========      ========      ========     ========      ========
TOTAL RETURN                                            18.62%        96.45%        27.54%        11.36%        3.72%        33.31%
                                                     ========      ========      ========      ========     ========      ========

RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                $ 91,527      $ 77,193      $ 73,276      $ 57,777     $ 62,793      $119,378
Ratio of Expenses to Average Net Assets (1)             1.25%**       1.25%         1.25%         1.25%        1.25%         1.25%
Ratio of Net Investment Income (Loss)
  to Average Net Assets (1)                            (0.73)%**     (0.59)%        1.06%        (0.87)%      (0.88)%       (0.76)%
Portfolio Turnover Rate                                   82%          204%          331%          228%          33%           25%
-------------------
(1) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income    $   0.01      $   0.01      $   0.01      $   0.01     $   0.01      $  0.003
    Ratios before expense limitation:
     Expenses to Average Net Assets                     1.32%**       1.43%         1.35%         1.34%        1.30%         1.26%
     Net Investment Income to Average Net
      Assets                                           (0.81)%**     (0.78)%        0.96%        (0.95)%      (0.92)%       (0.77)%
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                              CLASS B
                                                          -------------------------------------------------------------------------
                                                             SIX MONTHS                                               PERIOD FROM
                                                                ENDED                                                  JANUARY 2,
                                                               JUNE 30,            YEAR ENDED DECEMBER 31,             1996*** to
                                                                 2000      ----------------------------------------   DECEMBER 31,
                                                             (UNAUDITED)      1999          1998          1997           1996
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  13.01      $   7.93      $   7.63      $  13.45      $  21.47
                                                             ----------     ---------     ---------     ---------     ----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)                                (0.08)        (0.08)         0.09         (0.06)        (0.15)
  Net Realized and Unrealized Gain (Loss) on
    Investments                                                    2.48          7.26          1.90          1.04          0.82
                                                             ----------     ---------     ---------     ---------     ----------
    Total from Investment Operations                               2.40          7.18          1.99          0.98          0.67
                                                             ----------     ---------     ---------     ---------     ----------
DISTRIBUTIONS
  Net Investment Income                                              --            --         (0.07)           --            --
  Net Realized Gain                                                  --         (2.10)        (1.62)        (6.80)        (8.69)
                                                             ----------     ---------     ---------     ---------     ----------
    Total Distributions                                              --         (2.10)        (1.69)        (6.80)        (8.69)
                                                             ----------     ---------     ---------     ---------     ----------
NET ASSET VALUE, END OF PERIOD                                 $  15.41      $  13.01      $   7.93      $   7.63      $  13.45
                                                               ========      ========      ========      ========      ========
TOTAL RETURN                                                      18.52%        95.97%        26.86%        11.13%         3.58%
                                                               ========      ========      ========      ========      ========
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                          $ 80,148      $ 14,775      $  1,282      $  1,313      $  3,997
Ratio of Expenses to Average Net Assets (2)                        1.50%**       1.50%         1.50%        1.50%          1.50%**
Ratio of Net Investment Income (Loss) to Average Net
  Assets (2)                                                      (1.13)%**     (0.87)%        0.88%       (1.12)%        (1.09)%**
Portfolio Turnover Rate                                              82%          204%          331%         228%            33%
-------------------
(2)Effect of voluntary expense limitation during the period:
     Per share benefit to net investment income                $   0.01      $   0.02      $   0.01      $  0.00+      $   0.01
    Ratios before expense limitation:
     Expenses to Average Net Assets                                1.60%**       1.66%         1.60%        1.58%          1.54%**
     Net Investment Income (Loss) to Average Net Assets           (1.22)%**      1.03%         0.78%       (1.21)%        (1.14)%**
-----------------------------------------------------------------------------------------------------------------------------------

  ** Annualized
 *** The Portfolio began offering Class B Shares on January 2, 1996.
   + Amount is less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
TECHNOLOGY PORTFOLIO
--------------------------------------------------------------------------------

                                                                                      CLASS A
                                                  ---------------------------------------------------------------------------------
                                                              SIX MONTHS                                             PERIOD FROM
                                                                 ENDED                                               SEPTEMBER 16,
                                                               JUNE 30,             YEAR ENDED DECEMBER 31,            1996* TO
                                                                 2000       -------------------------------------    DECEMBER 31,
                                                              (UNAUDITED)      1999          1998++        1997          1996
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                           $  38.91      $  17.98      $  11.73      $  10.71      $  10.00
                                                               --------      --------      --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                                (0.20)        (0.28)        (0.13)         0.07         (0.02)
  Net Realized and Unrealized Gain (Loss) on
    Investments                                                    7.31         28.07          6.45          3.75          0.73
                                                               --------      --------      --------      --------      --------
    Total from Investment Operations                               7.11         27.79          6.32          3.82          0.71
                                                               --------      --------      --------      --------      --------
DISTRIBUTIONS
  Net Investment Income                                              --            --            --         (0.26)           --
  Net Realized Gain                                                  --         (6.86)        (0.07)        (1.28)           --
  In Excess of Net Realized Gain                                     --            --            --         (1.00)           --
  Return of Capital                                                  --            --            --         (0.26)           --
                                                               --------      --------      --------      --------      --------
    Total Distributions                                              --         (6.86)        (0.07)        (2.80)           --
                                                               --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD                                 $  46.02      $  38.91      $  17.98      $  11.73      $  10.71
                                                               ========      ========      ========      ========      ========
TOTAL RETURN                                                      18.27%       160.62%        53.90%        37.27%         7.10%
                                                               ========      ========      ========      ========      ========
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                          $141,303      $ 82,190      $ 27,506      $ 31,788      $  3,595
Ratio of Expenses to Average Net Assets (1)                        1.27%**       1.26%         1.29%         1.25%         1.25%**
Ratio of Expenses to Average Net Assets Excluding
  Interest Expense                                                 1.25%**       1.25%         1.25%          N/A           N/A
Ratio of Net Investment Income to Average Net Assets (1)          (1.05)%**     (1.06)%       (0.95)%       (1.07)%       (0.70)%**
Portfolio Turnover Rate                                              65%          250%          265%          622%           77%
-------------------
(1) Effect of voluntary expense limitation during the period:
     Per share benefit to net investment income                $   0.01      $   0.00+     $   0.07      $   0.08      $   0.22
    Ratios before expense limitation:
     Expenses to Average Net Assets                                1.31%**       1.28%         1.82%         2.47%         8.51%**
     Net Investment Income to Average Net Assets                  (1.09)%**     (1.09)%       (1.47)%       (2.30)%       (7.96)%**
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                              CLASS B
                                                          -------------------------------------------------------------------------
                                                             SIX MONTHS                                               PERIOD FROM
                                                                ENDED                                                 SEPTEMBER 16,
                                                               JUNE 30,            YEAR ENDED DECEMBER 31,               1996* TO
                                                                 2000      ----------------------------------------   DECEMBER 31,
                                                             (UNAUDITED)      1999          1998++        1997            1996
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  38.69      $  17.92      $  11.72      $  10.71      $  10.00
                                                               --------      --------      --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)                                (0.18)        (0.35)        (0.16)         0.04          (0.02)
  Net Realized and Unrealized Gain (Loss) on
    Investments                                                    7.19         27.98          6.43          3.74           0.73
                                                               --------      --------      --------      --------      --------
    Total from Investment Operations                               7.01         27.63          6.27          3.78          0.71
                                                               --------      --------      --------      --------      --------
DISTRIBUTIONS
  Net Investment Income                                              --            --           --          (0.25)           --
  Net Realized Gain                                                  --         (6.86)       (0.07)         (1.28)           --
  In Excess of Net Realized Gain                                     --            --           --          (1.00)           --
  Return of Capital                                                  --            --           --          (0.24)           --
                                                               --------      --------      --------      --------      --------
    Total Distributions                                              --         (6.86)        (0.07)        (2.77)           --
                                                               --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD                                 $  45.70      $  38.69      $  17.92      $  11.72      $  10.71
                                                               ========      ========      ========      ========      ========
TOTAL RETURN                                                      18.14%       160.26%        53.52%        36.90%         7.10%
                                                               ========      ========      ========      ========      ========
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                          $  9,868      $  4,192      $    850      $  2,394      $  1,487
Ratio of Expenses to Average Net Assets (2)                        1.52%**       1.51%         1.55%         1.50%         1.50%**
Ratio of Expenses to Average Net Assets Excluding
  Interest Expense                                                 1.50%**       1.50%         1.50%          N/A           N/A
Ratio of Net Investment Income to Average Net Assets (2)          (1.30)%**     (1.31)%       (1.32)%       (1.41)%       (1.00)%**
Portfolio Turnover Rate                                              65%          250%          265%          622%           77%
-------------------
(2) Effect of voluntary expense limitation during the period:
     Per share benefit to net investment income                $   0.01      $   0.00+     $   0.07      $   0.04      $   0.19
    Ratios before expense limitation:
     Expenses to Average Net Assets                                1.56%**       1.53%         2.08%         2.72%         9.14%**
     Net Investment Income to Average Net Assets                  (1.34)%**     (1.32)%       (1.84)%       (2.63)%       (8.65)%**
-----------------------------------------------------------------------------------------------------------------------------------

   * Commencement of Operations
  ** Annualized
   + Amount is less than $0.01 per share.
  ++ Per share amounts for the year ended December 31, 1998 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
U.S. EQUITY PLUS PORTFOLIO
--------------------------------------------------------------------------------

                                                                                      CLASS A
                                                  ---------------------------------------------------------------------------------
                                                                  SIX MONTHS                                    PERIOD FROM
                                                                     ENDED                                        JULY 31,
                                                                    JUNE 30,       YEAR ENDED DECEMBER 31,        1997* TO
                                                                      2000      ----------------------------    DECEMBER 31,
                                                                 (UNAUDITED)++      1999++           1998++        1997++
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $  12.34         $  12.43         $  10.31      $  10.00
                                                                  --------         --------         --------      --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                                           0.02             0.11             0.09          0.06
  Net Realized and Unrealized Gain (Loss) on Investments             (0.29)            2.30             2.10          0.33
                                                                  --------         --------         --------      --------
    Total from Investment Operations                                 (0.27)            2.41             2.19          0.39
                                                                  --------         --------         --------      --------
DISTRIBUTIONS
  Net Investment Income                                                 --            (0.11)           (0.05)        (0.05)
  In Excess of Net Investment Income                                    --               --               --         (0.03)
  Net Realized Gain                                                     --            (2.34)              --            --
  In Excess of Net Realized Gain                                        --            (0.05)           (0.02)           --
                                                                  --------         --------         --------      --------
    Total Distributions                                                 --            (2.50)           (0.07)        (0.08)
                                                                  --------         --------         --------      --------
NET ASSET VALUE, END OF PERIOD                                    $  12.07         $  12.34         $  12.43      $  10.31
                                                                  ========         ========         ========      ========
TOTAL RETURN                                                         (2.19)%          20.25%           21.26%         3.94%
                                                                  ========         ========         ========      ========
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                             $ 19,457         $ 22,430         $ 66,640      $ 20,914
Ratio of Expenses to Average Net Assets (1)                           0.81%**          0.83%            0.80%         0.80%**
Ratio of Expenses to Average Net Assets Excluding Interest Expense    0.80%**          0.80%             N/A           N/A
Ratio of Net Investment Income to Average Net Assets (1)              0.28%**          0.35%            0.87%         1.32%**
Portfolio Turnover Rate                                                 66%             182%             228%           15%
-------------------
(1) Effect of voluntary expense limitation during the period:
     Per share benefit to net investment income                   $   0.03         $   0.10         $   0.03      $   0.07
    Ratios before expense limitation:
     Expenses to Average Net Assets                                   1.23%**          1.17%            1.05%         2.37%**
     Net Investment Income to Average Net Assets                     (0.14)%**         0.00%            0.59%        (0.25)%**
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      CLASS B
                                                  ---------------------------------------------------------------------------------
                                                                  SIX MONTHS                                    PERIOD FROM
                                                                     ENDED                                        JULY 31,
                                                                    JUNE 30,       YEAR ENDED DECEMBER 31,         1997* TO
                                                                      2000      ----------------------------    DECEMBER 31,
                                                                 (UNAUDITED)++      1999++           1998++        1997++
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $  12.33         $  12.42         $  10.31      $  10.00
                                                                  --------         --------         --------      --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                                           0.01             0.03             0.06          0.02
  Net Realized and Unrealized Gain (Loss) on Investments             (0.29)            2.36             2.10          0.37
                                                                  --------         --------         --------      --------
    Total from Investment Operations                                 (0.28)            2.39             2.16          0.39
                                                                  --------         --------         --------      --------
DISTRIBUTIONS
  Net Investment Income                                                 --            (0.08)           (0.03)        (0.05)
  Net Realized Gain                                                     --            (2.33)              --         (0.03)
  In Excess of Net Realized Gain                                        --            (0.07)           (0.02)          --
                                                                  --------         --------         --------      --------
    Total Distributions                                                 --            (2.48)           (0.05)        (0.08)
                                                                  --------         --------         --------      --------
NET ASSET VALUE, END OF PERIOD                                    $  12.05         $  12.33         $  12.42      $  10.31
                                                                  ========         ========         ========      ========
TOTAL RETURN                                                         (2.27)%          19.99%           20.95%         3.93%
                                                                  ========         ========         ========      ========
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                             $  1,082         $  1,533         $  1,431      $    102
Ratio of Expenses to Average Net Assets (2)                           1.06%**          1.08%            1.05%         1.05%**
Ratio of Expenses to Average Net Assets Excluding Interest            1.05%**          1.05%             N/A           N/A
Ratio of Net Investment Income to Average Net Assets (2)              0.22%**          0.15%            0.52%         0.48%**
Portfolio Turnover Rate                                                 66%             182%             228%           15%
-------------------
(2) Effect of voluntary expense limitation during the period:
     Per share benefit to net investment income                   $   0.00+        $   0.08         $   0.03      $   0.00
    Ratios before expense limitation:
     Expenses to Average Net Assets                                   1.47%**          1.42%            1.34%         2.63%**
     Net Investment Income to Average Net Assets                     (0.20)%**        (0.24)%           0.24%        (0.32)%**
-----------------------------------------------------------------------------------------------------------------------------------

   * Commencement of Operations
  ** Annualized
   + Amount is less than $0.01 per share.
  ++ Per share amounts for the years ended December 31, 1999, 1998, and 1997 are based on average shares outstanding.

    The accompanying ntoes are an integral part of the financial statements.

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
-------------------------------------------------------------------------------
U.S. REAL ESTATE PORTFOLIO
-------------------------------------------------------------------------------

                                                                           CLASS A
                                        -------------------------------------------------------------------------------------
                                        SIX MONTHS                                                                PERIOD FROM
                                          ENDED                                                                   FEBRUARY 24,
                                         JUNE 30,                     YEAR ENDED DECEMBER 31,                      1995* TO
                                           2000        ----------------------------------------------------       DECEMBER 31,
                                        (UNAUDITED)       1999           1998         1997          1996              1995
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $  11.84       $  12.71       $  15.38      $  14.41      $  11.42         $  10.00
                                        --------       --------       --------      --------      --------         --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                 0.27           0.81           0.47          0.42          0.37             0.26
  Net Realized and Unrealized Gain
    (Loss) on Investments                   1.45          (0.98)         (2.32)         3.40          4.02             1.84
                                        --------       --------       --------      --------      --------         --------
    Total from Investment Operations        1.72          (0.17)         (1.85)         3.82          4.39             2.10
                                        --------       --------       --------      --------      --------         --------
DISTRIBUTIONS
  Net Investment Income                    (0.13)         (0.66)         (0.49)        (0.43)        (0.39)           (0.24)
  Net Realized Gain                           --             --          (0.10)        (2.16)        (1.01)           (0.44)
  In Excess of Net Realized Gain              --          (0.04)         (0.23)        (0.26)           --               --
                                        --------       --------       --------      --------      --------         --------
    Total Distributions                    (0.13)         (0.70)         (0.82)        (2.85)        (1.40)           (0.68)
                                        --------       --------       --------      --------      --------         --------
NET ASSET VALUE, END OF PERIOD          $  13.43       $  11.84       $  12.71      $  15.38      $  14.41         $  11.42
                                        ========       ========       ========      ========      ========         ========
TOTAL RETURN                               14.66%         (1.48)%       (12.29)%       27.62%        39.56%           21.07%
                                        ========       ========       ========      ========      ========         ========
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)   $498,083       $311,064       $259,589      $361,549      $210,368         $ 69,509
Ratio of Expenses to Average Net
  Assets (1)                                1.00%**        1.00%          1.00%         1.00%         1.00%            1.00%**
Ratio of Net Investment Income to
  Average Net Assets (1)                    2.63%**        6.52%          3.33%         2.72%         3.08%            4.04%**
Portfolio Turnover Rate                       12%            47%           117%          135%          171%             158%
-------------------
(1) Effect of voluntary expense
    limitation during the period:
      Per share benefit to net
        investment income               $   0.00+       $  0.00+      $   0.00+      $   0.01      $   0.02         $   0.02
    Ratios before expense limitation:
      Expenses to Average Net Assets        1.03%**        1.02%          1.04%         1.04%         1.14%            1.33%**
      Net Investment Income to Average
        Net Assets                          2.59%**        6.51%          3.30%         2.68%         2.93%            3.71%**
------------------------------------------------------------------------------------------------------------------------------

                                                                                    CLASS B
                                                         ---------------------------------------------------------------------
                                                         SIX MONTHS                                               PERIOD FROM
                                                           ENDED                                                   JANUARY 2,
                                                          JUNE 30,            YEAR ENDED DECEMBER 31,              1996*** TO
                                                           2000         ------------------------------------      DECEMBER 31,
                                                         (UNAUDITED)       1999         1998++         1997            1996
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $ 11.80        $ 12.67       $ 15.34      $ 14.39          $ 11.50
                                                         -------        -------       -------      -------          -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                                 0.25           0.82          0.47         0.47             0.35
  Net Realized and Unrealized Gain (Loss) on
    Investments                                             1.45          (1.02)        (2.35)        3.29             3.92
                                                         -------        -------       -------      -------          -------
    Total from Investment Operations                        1.70          (0.20)        (1.88)        3.76             4.27
                                                         -------        -------       -------      -------          -------
DISTRIBUTIONS
  Net Investment Income                                    (0.12)         (0.63)        (0.46)       (0.39)           (0.37)
  Net Realized Gain                                           --             --         (0.10)       (2.16)           (1.01)
  In Excess of Net Realized Gain                              --          (0.04)        (0.23)       (0.26)              --
                                                         -------        -------       -------      -------          -------
    Total Distributions                                    (0.12)         (0.67)        (0.79)       (2.81)           (1.38)
                                                         -------        -------       -------      -------          -------
NET ASSET VALUE, END OF PERIOD                           $ 13.38        $ 11.80       $ 12.67      $ 15.34          $ 14.39
                                                         =======        =======       =======      =======          =======
TOTAL RETURN                                               14.56%         (1.73)%      (12.52)%      27.21%           38.23%
                                                         =======        =======       =======      =======          =======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                    $16,999        $13,418       $13,523      $21,231          $ 8,734
Ratio of Expenses to Average Net Assets (2)                 1.25%**        1.25%         1.25%        1.25%            1.25%**
Ratio of Net Investment Income to Average Net Assets (2)    2.26%**        6.13%         3.23%        3.49%            2.91%**
Portfolio Turnover Rate                                       12%            47%          117%         135%             171%
-------------------
(2) Effect of voluntary expense limitation during
      the period:
      Per share benefit to net investment income         $  0.00+       $ 0.00+       $ 0.01      $  0.00+          $ 0.02
    Ratios before expense limitation:
      Expenses to Average Net Assets                        1.29%**       1.27%         1.29%        1.28%            1.37%**
      Net Investment Income to Average Net Assets           2.23%**       6.12%         3.20%        3.46%            2.79%**
------------------------------------------------------------------------------------------------------------------------------

  * Commencement of Operations
 ** Annualized
*** The Portfolio began offering class B Shares on January 2, 1996.
  + Amount is less than $0.01 per share.

     The accompanying notes are an integral part of the finanical statements.

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
-------------------------------------------------------------------------------
VALUE EQUITY PORTFOLIO
-------------------------------------------------------------------------------

                                                                               CLASS A
                                               -------------------------------------------------------------------------------
                                               SIX MONTHS
                                                 ENDED
                                                JUNE 30,                         YEAR ENDED DECEMBER 31,
                                                  2000      ------------------------------------------------------------------
                                               (UNAUDITED)      1999         1998         1997         1996         1995
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $  9.63      $ 10.78      $ 13.62      $ 13.89     $  13.94     $  11.50
                                                 -------      -------      -------      -------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                         0.06         0.26         0.20         0.35         0.41         0.38
  Net Realized and Unrealized Gain (Loss) on
    Investments                                     0.22         0.97         0.98         3.51         2.27         3.30
                                                 -------      -------      -------      -------     --------     --------
    Total from Investment Operations                0.28         1.23         1.18         3.86         2.68         3.68
                                                 -------      -------      -------      -------     --------     --------
DISTRIBUTIONS
  Net Investment Income                            (0.04)       (0.17)       (0.21)       (0.35)       (0.41)       (0.47)
  Net Realized Gain                                   --        (2.09)       (3.81)       (3.78)       (2.32)       (0.77)
  In Excess of Net Realized Gain                      --        (0.12)          --           --           --           --
                                                 -------      -------      -------      -------     --------     --------
    Total Distributions                            (0.04)       (2.38)       (4.02)       (4.13)       (2.73)       (1.24)
                                                 -------      -------      -------      -------     --------     --------
NET ASSET VALUE, END OF PERIOD                   $  9.87      $  9.63      $ 10.78      $ 13.62     $  13.89     $  13.94
                                                 =======      =======      =======      =======     =======      =======
TOTAL RETURN                                        2.88%       11.63%        8.79%       29.20%       19.73%       33.69%
                                                 =======      =======      =======      =======     =======      =======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)            $55,772      $46,768      $57,543      $86,054     $106,128     $147,365
Ratio of Expenses to Average Net Assets (1)         0.72%**      0.73%        0.70%        0.70%        0.70%        0.70%
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                        0.70%**      0.70%         N/A          N/A          N/A          N/A
Ratio of Net Investment Income to Average Net
  Assets (1)                                        1.20%**      1.25%        1.36%        2.15%        2.62%        3.01%
Portfolio Turnover Rate                               27%          80%         153%          36%          42%          43%
-------------------
(1) Effect of voluntary expense limitation
      during the period:
      Per share benefit to net investment
      income                                     $  0.01      $  0.03      $  0.02      $  0.02     $   0.01     $   0.01
    Ratios before expense limitation:
      Expenses to Average Net Assets                0.85%**      0.86%        0.82%        0.80%        0.78%        0.77%
      Net Investment Income to Average Net
        Assets                                      1.20%**      1.12%        1.25%        2.06%        2.55%        2.94%
------------------------------------------------------------------------------------------------------------------------------

                                                                                       CLASS B
                                                               ---------------------------------------------------------------
                                                               SIX MONTHS                                       PERIOD FROM
                                                                 ENDED                                          JANUARY 2,
                                                                JUNE 30,        YEAR ENDED DECEMBER 31,          1996*** TO
                                                                  2000      -------------------------------     DECEMBER 31,
                                                               (UNAUDITED)     1999        1998        1997         1996
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $ 9.60      $10.76       $13.59      $13.89      $14.06
                                                                 ------      ------       ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                                        0.01        0.20         0.07        0.28        0.29
  Net Realized and Unrealized Gain (Loss) on Investments           0.26        0.99         1.08        3.51        2.25
                                                                 ------      ------       ------      ------      ------
    Total from Investment Operations                               0.27        1.19         1.15        3.79        2.54
                                                                 ------      ------       ------      ------      ------
DISTRIBUTIONS
  Net Investment Income                                           (0.03)      (0.13)       (0.17)      (0.31)      (0.39)
  Net Realized Gain                                                  --       (2.02)       (3.81)      (3.78)      (2.32)
  Net Realized Gain                                                  --       (0.20)         N/A         N/A         N/A
                                                                 ------      ------       ------      ------      ------
    Total Distributions                                           (0.03)      (2.35)       (3.98)      (4.09)      (2.71)
                                                                 ------      ------       ------      ------      ------
NET ASSET VALUE, END OF PERIOD                                   $ 9.84      $ 9.60       $10.76      $13.59      $13.89
                                                                 ======      ======       ======      ======      ======
TOTAL RETURN                                                       2.82%      11.22%        8.59%      28.70%      18.57%
                                                                 ======      ======       ======      ======      ======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                            $  777      $  921       $1,045      $2,246      $2,555
Ratio of Expenses to Average Net Assets (2)                        0.97%**     0.98%        0.95%       0.95%       0.95%**
Ratio of Expenses to Average Net Assets Excluding
  Interest Expense                                                 0.95%**     0.95%         N/A         N/A         N/A
Ratio of Net Investment Income to Average Net Assets (2)           0.96%**     1.01%        1.12%       1.86%       2.33%**
Portfolio Turnover Rate                                              27%         80%         153%         36%         42%
-------------------
(2) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                 $ 0.01      $ 0.03       $ 0.02      $ 0.01      $ 0.01
    Ratios before expense limitation:
      Expenses to Average Net Assets                               1.11%**     1.13%        1.07%       1.04%       1.03%**
      Net Investment Income to Average Net Assets                  0.96%**     0.87%        1.01%       1.77%       2.26%**
------------------------------------------------------------------------------------------------------------------------------

 ** Annualized
*** The Portfolio began offering Class B Shares on January 2, 1996.


    The accompanying notes are an integral part of the financial statements.

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
-------------------------------------------------------------------------------
EMERGING MARKETS DEBT PORTFOLIO
-------------------------------------------------------------------------------

                                                                              CLASS A
                                              --------------------------------------------------------------------------------
                                              SIX MONTHS
                                                ENDED
                                               JUNE 30,                        YEAR ENDED DECEMBER 31,
                                                 2000       ------------------------------------------------------------------
                                              (UNAUDITED)       1999++       1998        1997          1996       1995
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  3.00       $  2.61      $  5.77     $   7.54     $   8.59     $   8.59
                                              -------       -------      -------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                          0.16          0.43         1.13         0.74         1.54         1.36
  Net Realized and Unrealized Gain (Loss)
    on Investments                               0.05          0.34        (3.19)        0.55         2.79         0.91
                                              -------       -------      -------     --------     --------     --------
    Total from Investment Operations             0.21          0.77        (2.06)        1.29         4.33         2.27
                                              -------       -------      -------     --------     --------     --------
DISTRIBUTIONS
  Net Investment Income                            --         (0.37)       (1.08)       (0.71)       (1.17)       (1.86)
  In Excess of Net Investment Income               --         (0.00)+      (0.02)          --        (0.01)          --
  Net Realized Gain                                --            --           --        (2.17)       (4.20)       (0.41)
  In Excess of Net Realized Gain                   --            --           --        (0.08)          --           --
  Return of Capital                                --         (0.01)          --        (0.10)          --           --
                                              -------       -------      -------     --------     --------     --------
    Total Distributions                            --         (0.38)       (1.10)       (3.06)       (5.38)       (2.27)
                                              -------       -------      -------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                $  3.21       $  3.00      $  2.61     $   5.77     $   7.54     $   8.59
                                              =======       =======      =======      =======     ========     ========
TOTAL RETURN                                     7.00%        29.22%      (35.95)%      18.29%       50.52%       28.23%
                                              =======       =======      =======      =======     ========     ========
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)         $64,832       $52,654      $46,234     $142,382     $152,142     $181,878
Ratio of Expenses to Average Net Assets          1.16%**       1.40%        2.38%        1.60%        2.70%        1.75%
Ratio of Expenses to Average Net Assets
  Excluding Foreign Tax Expenses                 1.09%**       1.29%        1.34%         N/A          N/A          N/A
Ratio of Net Investment Income to Average
  Net Assets                                    10.48%**      13.12%       11.61%        8.06%       11.66%       14.70%
Portfolio Turnover Rate                           178%          249%         457%         417%         560%         406%
------------------------------------------------------------------------------------------------------------------------------
                                                                                        CLASS B
                                                             -----------------------------------------------------------------
                                                             SIX MONTHS                                            PERIOD FROM
                                                               ENDED                                                JANUARY 2,
                                                              JUNE 30,          YEAR ENDED DECEMBER 31,            1996*** TO
                                                               2000        -----------------------------------     DECEMBER 31,
                                                             (UNAUDITED)    1999++      1998++       1997++            1996
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $ 3.03      $ 2.66      $  5.77       $ 7.53          $ 8.68
                                                               ------      ------      -------       ------          ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                          0.17        0.28         1.13         0.69            1.01
  Net Realized and Unrealized Gain (Loss) on Investments         0.04        0.46        (3.17)        0.59            3.20
                                                               ------      ------      -------       ------          ------
    Total from Investment Operations                             0.21        0.74        (2.04)        1.28            4.21
                                                               ------      ------      -------       ------          ------
DISTRIBUTIONS
  Net Investment Income                                            --       (0.05)       (1.05)       (0.69)          (1.15)
  In Excess of Net Investment Income                               --          --        (0.02)          --           (0.01)
  Net Realized Gain                                                --          --           --        (2.17)          (4.20)
  In Excess of Net Realized Gain                                   --          --           --        (0.08)             --
  Return of Capital                                                --       (0.32)          --        (0.10)             --
                                                               ------      ------      -------       ------          ------
    Total Distributions                                            --       (0.37)       (1.07)       (3.04)          (5.36)
                                                               ------      ------      -------       ------          ------
NET ASSET VALUE, END OF PERIOD                                 $ 3.24      $ 3.03      $  2.66       $ 5.77          $ 7.53
                                                               ======      ======      =======       ======          ======
TOTAL RETURN                                                     6.93%      28.01%      (35.37)%      18.05%          48.52%
                                                               ======      ======      =======       ======          ======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                          $  505      $  860      $ 1,187       $2,281          $4,253
Ratio of Expenses to Average Net Assets                          1.41%**     1.65%        2.62%        1.91%           2.81%**
Ratio of Expenses to Average Net Assets Excluding Foreign
  Tax Expense                                                    1.34%**     1.55%        1.60%         N/A             N/A
Ratio of Net Investment Income to Average Net Assets            10.55%**    12.85%       11.09%        7.87%          11.09%**
Portfolio Turnover Rate                                           178%        249%         457%         417%            560%
------------------------------------------------------------------------------------------------------------------------------

 ** Annualized
*** The Portfolio began offering Class B Shares on January 2, 1996.
  + Amount is less than $0.01 per share.

        The accompanying notes are an integral part of the financial statements.

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
-------------------------------------------------------------------------------
FIXED INCOME PORTFOLIO
-------------------------------------------------------------------------------

                                                                             CLASS A
                                           -----------------------------------------------------------------------------------
                                           SIX MONTHS
                                             ENDED
                                            JUNE 30,                              YEAR ENDED DECEMBER 31,
                                              2000         -------------------------------------------------------------------
                                           (UNAUDITED)        1999          1998          1997          1996         1995
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $  10.24       $  11.08      $  10.88       $  10.58     $  10.81     $   9.82
                                            --------       --------      --------       --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                     0.34           0.64          0.62           0.65         0.67         0.72
  Net Realized and Unrealized Gain
    (Loss) on Investments                         --          (0.81)         0.22           0.33        (0.20)        1.06
                                            --------       --------      --------       --------     --------     --------
    Total from Investment Operations            0.34          (0.17)         0.84           0.98         0.47         1.78
                                            --------       --------      --------       --------     --------     --------
DISTRIBUTIONS
  Net Investment Income                        (0.28)         (0.64)        (0.61)         (0.68)       (0.70)       (0.79)
  In Excess of Net Investment Income              --             --            --          (0.00)+      (0.00)+         --
  Net Realized Gain                               --             --         (0.03)            --           --           --
  In Excess of Net Realized Gain                  --          (0.03)           --             --           --           --
                                            --------       --------      --------       --------     --------     --------
    Total Distributions                        (0.28)         (0.67)        (0.64)         (0.68)       (0.70)       (0.79)
                                            --------       --------      --------       --------     --------     --------
NET ASSET VALUE, END OF PERIOD              $  10.30       $  10.24      $  11.08       $  10.88     $  10.58     $  10.81
                                            ========       ========      ========       ========     ========     ========
TOTAL RETURN                                    3.34%         (1.56)%        7.93%          9.54%        4.61%       18.76%
                                            ========       ========      ========       ========     ========     ========
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)       $163,221       $171,467      $212,718       $183,192     $130,733     $165,527
Ratio of Expenses to Average Net Assets (1)     0.45%**        0.45%         0.45%          0.45%        0.45%        0.45%
Ratio of Net Investment Income to Average
  Net Assets (1)                                6.53%**        5.87%         5.63%          6.11%        6.30%        6.85%
Portfolio Turnover Rate                           92%            97%          176%           163%         183%         172%
-------------------
(1) Effect of voluntary expense limitation
      during the period:
    Per share benefit to net investment
      income                                $   0.01       $   0.01      $   0.01       $   0.02     $   0.02     $   0.01
    Ratios before expense limitation:
      Expenses to Average Net Assets            0.57%**        0.57%         0.58%          0.60%        0.60%        0.59%
      Net Investment Income to Average Net
        Assets                                  6.41%**        5.75%         5.51%          5.97%        6.15%        6.71%
------------------------------------------------------------------------------------------------------------------------------

                                                                                      CLASS B
                                                              ----------------------------------------------------------------
                                                              SIX MONTHS                                           PERIOD FROM
                                                                ENDED                                               JANUARY 2,
                                                               JUNE 30,        YEAR ENDED DECEMBER 31,             1996*** TO
                                                                2000        -------------------------------        DECEMBER 31,
                                                              (UNAUDITED)       1999        1998        1997           1996
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $10.25         $11.10       $10.89      $10.58        $10.81
                                                               ------         ------       ------      ------        ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                                      0.33           0.61         0.61        0.64          0.64
  Net Realized and Unrealized Gain (Loss) on Investments         0.01          (0.80)        0.22        0.33         (0.19)
                                                               ------         ------       ------      ------        ------
    Total from Investment Operations                             0.34          (0.19)        0.83        0.97          0.45
                                                               ------         ------       ------      ------        ------
DISTRIBUTIONS
  Net Investment Income                                         (0.28)         (0.63)       (0.59)      (0.66)        (0.68)
  Net Realized Gain                                                --             --        (0.03)         --            --
  In Excess of Net Realized Gains                                  --          (0.03)          --          --            --
                                                               ------         ------       ------      ------        ------
    Total Distributions                                         (0.28)         (0.66)       (0.62)      (0.66)        (0.68)
                                                               ------         ------       ------      ------        ------
NET ASSET VALUE, END OF PERIOD                                 $10.31         $10.25       $11.10      $10.89        $10.58
                                                               ======         ======       ======      ======        ======
TOTAL RETURN                                                     3.29%         (1.76)%       7.85%       9.48%         4.35%
                                                               ======         ======       ======      ======        ======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                          $1,895         $2,084       $3,649      $4,834        $1,462
Ratio of Expenses to Average Net Assets (2)                      0.60%**        0.60%        0.60%       0.60%         0.60%**
Ratio of Net Investment Income to Average Net Assets (2)         6.38%**        5.69%        5.50%       5.93%         6.15%**
Portfolio Turnover Rate                                            92%            97%         176%        163%          183%
-------------------
(2) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income               $ 0.01         $ 0.01       $ 0.01      $ 0.02        $ 0.01
    Ratios before expense limitation:
      Expenses to Average Net Assets                             0.72%**        0.72%        0.72%       0.74%         0.74%**
      Net Investment Income to Average Net Assets                6.27%**        5.58%        5.38%       5.78%         6.01%**
------------------------------------------------------------------------------------------------------------------------------

 ** Annualized
*** The Portfolio began offering Class B Shares on January 2, 1996.

   The accompanying notes are an integral part of the financial statements.

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
GLOBAL FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                                                                      CLASS A
                                                  ---------------------------------------------------------------------------------
                                                   SIX MONTHS
                                                      ENDED
                                                     JUNE 30,                          YEAR ENDED DECEMBER 31,
                                                       2000      ------------------------------------------------------------------
                                                   (UNAUDITED)      1999++        1998++        1997++        1996          1995
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $  11.22      $  12.51      $  11.15      $  11.30     $  11.22      $  10.29
                                                     --------      --------      --------      --------     --------      --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                              0.29          0.51          0.55          0.56         0.61          0.76
  Net Realized and Unrealized Gain (Loss) on
    Investments                                         (0.38)        (1.37)         0.98         (0.40)        0.08          1.15
                                                     --------      --------      --------      --------     --------      --------
    Total from Investment Operations                    (0.09)        (0.86)        1. 53          0.16         0.69          1.91
                                                     --------      --------      --------      --------     --------      --------
DISTRIBUTIONS
  Net Investment Income                                    --         (0.39)        (0.17)        (0.31)       (0.61)        (0.98)
  In Excess of Net Investment Income                       --         (0.03)           --            --           --            --
  Return of Capital                                        --         (0.01)           --            --           --            --
                                                     --------      --------      --------      --------     --------      --------
    Total Distributions                                    --         (0.43)        (0.17)        (0.31)       (0.61)        (0.98)
                                                     --------      --------      --------      --------     --------      --------
NET ASSET VALUE, END OF PERIOD                       $  11.13      $  11.22      $  12.51      $  11.15     $  11.30      $  11.22
                                                     ========      ========      ========      ========     ========      ========
TOTAL RETURN                                            (0.80)%       (6.84)%       13.84%         1.50%        6.44%        19.32%
                                                     ========      ========      ========      ========     ========      ========
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                $ 31,052      $ 34,225      $ 45,884      $ 84,635     $112,888      $102,852
Ratio of Expenses to Average Net Assets (1)              0.50%**       0.50%         0.50%         0.50%        0.50%         0.50%
Ratio of Net Investment Income to Average Net
  Assets (1)                                             4.92%**       4.01%         4.76%         5.05%        5.50%         6.79%
Portfolio Turnover Rate                                    42%          102%          110%          116%         258%          207%
-------------------
(1) Effect of voluntary expense limitation during
      the period:
     Per share benefit to net investment income      $   0.02      $   0.03      $   0.03      $   0.02     $   0.02      $   0.02
    Ratios before expense limitation:
     Expenses to Average Net Assets                      0.87%**       0.76%         0.81%         0.71%        0.72%         0.71%
     Net Investment Income to Average Net Assets         4.58%**       3.75%         4.48%         4.84%        5.29%         6.58%
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                              CLASS B
                                                          -------------------------------------------------------------------------
                                                             SIX MONTHS                                               PERIOD FROM
                                                                ENDED                                                  JANUARY 2,
                                                               JUNE 30,            YEAR ENDED DECEMBER 31,             1996*** to
                                                                 2000      ----------------------------------------   DECEMBER 31,
                                                             (UNAUDITED)      1999++        1998++        1997++          1996
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  11.19      $  12.48      $  11.13      $  11.29      $  11.23
                                                               --------      --------      --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                                        0.27          0.45          0.53          0.54          0.48
  Net Realized and Unrealized Gain (Loss) on Investments          (0.38)        (1.32)         0.98         (0.40)         0.18
                                                               --------      --------      --------      --------      --------
    Total from Investment Operations                              (0.11)        (0.87)         1.51          0.14          0.66
                                                               --------      --------      --------      --------      --------
DISTRIBUTIONS
  Net Investment Income                                              --         (0.39)        (0.16)        (0.30)        (0.60)
  In Excess of Net Investment Income                                 --         (0.03)           --            --            --
                                                               --------      --------      --------      --------      --------
    Total Distributions                                              --         (0.42)        (0.16)        (0.30)        (0.60)
                                                               --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD                                 $  11.08      $  11.19      $  12.48      $  11.13      $  11.29
                                                               ========      ========      ========      ========      ========
TOTAL RETURN                                                      (0.89)%       (7.09)%       13.68%         1.29%         6.12%
                                                               ========      ========      ========      ========      ========
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                          $    316      $    322      $    362      $    366      $  1,559
Ratio of Expenses to Average Net Assets (2)                        0.65%**       0.65%         0.65%         0.65%         0.65%**
Ratio of Net Investment Income to Average Net Assets (2)           5.04%**       3.86%         4.54%         4.88%         5.28%**
Portfolio Turnover Rate                                              42%          102%          110%          116%          258%
-------------------
(2) Effect of voluntary expense limitation during the period:
     Per share benefit to net investment income                $   0.02      $   0.03      $   0.03      $   0.02      $   0.02
    Ratios before expense limitation:
     Expenses to Average Net Assets                                1.02%**       0.91%         0.99%         0.86%         0.86%**
     Net Investment Income to Average Net Assets                   4.70%**       3.60%         4.26%         4.68%         5.08%**
-----------------------------------------------------------------------------------------------------------------------------------

  ** Annualized
 *** The Portfolio began offering Class B Shares on January 2, 1996.
  ++ Per share amounts for the years ended December 31, 1999, 1998 and 1997 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                                                                      CLASS A
                                                  ---------------------------------------------------------------------------------
                                                   SIX MONTHS
                                                      ENDED
                                                     JUNE 30,                          YEAR ENDED DECEMBER 31,
                                                       2000      ------------------------------------------------------------------
                                                   (UNAUDITED)      1999          1998          1997          1996          1995
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $  10.58      $  10.75      $  11.58      $  10.91     $  10.45      $   9.55
                                                     --------      --------      --------      --------     --------      --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                              0.51          0.94          1.00          1.00         1.03         1.14
  Net Realized and Unrealized Gain (Loss) on
    Investments                                         (0.73)        (0.14)        (0.66)         0.67         0.47         0.97
                                                     --------      --------      --------      --------     --------      --------
    Total from Investment Operations                    (0.22)         0.80          0.34          1.67         1.50         2.11
                                                     --------      --------      --------      --------     --------      --------
DISTRIBUTIONS
  Net Investment Income                                 (0.41)        (0.95)        (0.98)        (1.00)       (1.05)       (1.20)
  In Excess of Net Investment Income                       --         (0.01)        (0.00)+          --        (0.00)+         --
  Net Realized Gain                                        --            --         (0.14)           --           --           --
  In Excess of Net Realized Gain                           --            --         (0.04)           --           --           --
  Return of Capital                                        --         (0.01)        (0.01)           --           --           --
                                                     --------      --------      --------      --------     --------      --------
    Total Distributions                                 (0.41)        (0.97)        (1.17)        (1.00)       (1.05)       (1.20)
                                                     --------      --------      --------      --------     --------      --------
NET ASSET VALUE, END OF PERIOD                       $   9.95      $  10.58      $  10.75      $  11.58     $  10.91      $ 10.46
                                                     ========      ========      ========      ========     ========      ========
TOTAL RETURN                                            (2.15)%        7.77%         3.03%        15.87%       15.01%       23.35%
                                                     ========      ========      ========      ========     ========      ========
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                $108,830      $136,386      $128,227      $113,006     $ 95,663      $62,245
Ratio of Expenses to Average Net Assets (1)              0.61%**       0.59%         0.67%         0.69%        0.75%        0.75%
Ratio of Net Investment Income to Average Net
  Assets (1)                                             9.57%**       8.72%         8.70%         8.70%        9.78%       11.09%
Portfolio Turnover Rate                                    15%           58%           93%          111%         117%          90%
-------------------
(1) Effect of voluntary expense limitation
      during the period:
     Per share benefit to net investment income           N/A           N/A           N/A           N/A     $   0.01      $  0.01
    Ratios before expense limitation:
     Expenses to Average Net Assets                       N/A           N/A           N/A           N/A         0.82%        0.83%
     Net Investment Income to Average Net Assets          N/A           N/A           N/A           N/A         9.71%       11.01%
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                              CLASS B
                                                          -------------------------------------------------------------------------
                                                             SIX MONTHS                                               PERIOD FROM
                                                                ENDED                                                  JANUARY 2,
                                                               JUNE 30,            YEAR ENDED DECEMBER 31,             1996*** to
                                                                 2000      ----------------------------------------   DECEMBER 31,
                                                             (UNAUDITED)      1999          1998          1997            1996
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  10.55      $  10.73      $  11.56      $  10.90      $  10.49
                                                               --------      --------      --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                                        0.46          0.92          0.90          0.97         0.98
  Net Realized and Unrealized Gain (Loss) on
    Investments                                                   (0.70)        (0.15)        (0.59)         0.65         0.45
                                                               --------      --------      --------      --------      --------
    Total from Investment Operations                              (0.24)         0.77          0.31          1.62         1.43
                                                               --------      --------      --------      --------      --------
DISTRIBUTIONS
  Net Investment Income                                           (0.39)        (0.93)        (0.95)        (0.96)       (1.02)
  In Excess of Net Investment Income                                 --         (0.01)        (0.00)+          --           --
  Net Realized Gain                                                  --            --         (0.14)           --           --
  In Excess of Net Realized Gain                                     --            --         (0.04)           --           --
  Return of Capital                                                  --         (0.01)        (0.01)           --           --
                                                               --------      --------      --------      --------      --------
    Total Distributions                                           (0.39)        (0.95)        (1.14)        (0.96)       (1.02)
                                                               --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD                                 $   9.92      $  10.55      $  10.73      $  11.56      $ 10.90
                                                               ========      ========      ========      ========      ========
TOTAL RETURN                                                      (2.25)%        7.44%         2.79%        15.48%       14.37%
                                                               ========      ========      ========      ========      ========
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                          $ 26,921      $ 48,457      $ 56,804      $  7,213      $ 5,665
Ratio of Expenses to Average Net Assets (2)                        0.86%**       0.85%         0.95%         0.93%        1.00%**
Ratio of Net Investment Income to Average Net Assets (2)           9.28%**       8.49%         8.73%         8.48%        9.49%**
Portfolio Turnover Rate                                              15%           58%           93%          111%         117%
-------------------
(2) Effect of voluntary expense limitation during the
      period:
     Per share benefit to net investment income                     N/A           N/A           N/A           N/A      $  0.01
    Ratios before expense limitation:
     Expenses to Average Net Assets                                 N/A           N/A           N/A           N/A         1.05%**
     Net Investment Income to Average Net Assets                    N/A           N/A           N/A           N/A         9.44%**
-----------------------------------------------------------------------------------------------------------------------------------

  ** Annualized
 *** The Portfolio began offering Class B Shares on January 2, 1996.
   + Amount is less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

                                                   SIX MONTHS
                                                      ENDED
                                                     JUNE 30,                          YEAR ENDED DECEMBER 31,
                                                       2000      ------------------------------------------------------------------
                                                   (UNAUDITED)         1999          1998         1997         1996          1995
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $    1.000     $    1.000    $    1.000   $    1.000   $    1.000   $   1,000
                                                    ----------     ----------    ----------   ----------   ----------   ----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                  0.028          0.047         0.051        0.051        0.049       0.054
                                                    ----------     ----------    ----------   ----------   ----------   ----------
DISTRIBUTIONS
  Net Investment Income                                 (0.028)        (0.047)       (0.051)      (0.051)      (0.049)     (0.054)
                                                    ----------     ----------    ----------   ----------   ----------   ----------
NET ASSET VALUE, END OF PERIOD                      $    1.000     $    1.000    $    1.000   $    1.000   $    1.000   $   1.000
                                                    ==========     ==========    ==========   ==========   ==========   ==========
TOTAL RETURN                                              2.83%          4.80%         5.20%        5.20%        5.03%       5.51%
                                                    ==========     ==========    ==========   ==========   ==========   ==========
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)               $2,842,420     $2,845,304    $1,958,177   $1,506,210   $1,284,633   $ 836,693
Ratio of Expenses to Average Net Assets                   0.49%**        0.05%         0.49%        0.49%        0.52%       0.51%
Ratio of Net Investment Income to Average
  Net Assets                                              5.67%**        4.73%         5.07%        5.12%        4.92%       5.37%
-----------------------------------------------------------------------------------------------------------------------------------

MUNICIPAL MONEY MARKET PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
                                                   SIX MONTHS
                                                      ENDED
                                                     JUNE 30,                          YEAR ENDED DECEMBER 31,
                                                       2000      ------------------------------------------------------------------
                                                   (UNAUDITED)         1999          1998         1997         1996          1995
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $    1.000     $    1.000    $    1,000   $    1,000   $    1,000   $    1,000
                                                    ----------     ----------    ----------   ----------   ----------   ----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                  0.017          0.027         0.030        0.031        0.030        0.034
                                                    ----------     ----------    ----------   ----------   ----------   ----------
DISTRIBUTIONS
  Net Investment Income                                 (0.017)        (0.027)       (0.030)      (0.031)      (0.030)      (0.034)
                                                    ----------     ----------    ----------   ----------   ----------   ----------
NET ASSET VALUE, END OF PERIOD                      $    1.000     $    1.000    $    1.000   $    1.000   $    1.000   $    1.000
                                                    ==========     ==========    ==========   ==========   ==========   ==========
TOTAL RETURN                                              1.92%          2.77%         3.00%        3.17%        3.02%        3.44%
                                                    ==========     ==========    ==========   ==========   ==========   ==========
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)               $1,690,050     $1,405,646    $  990,579   $  804,607   $  721,410   $  451,519
Ratio of Expenses to Average Net Assets                   0.49%**        0.50%         0.50%        0.50%        0.53%        0.52%
Ratio of Net Investment Income to Average
  Net Assets                                              3.37%**        2.76%         2.96%        3.14%        2.98%        3.38%
-----------------------------------------------------------------------------------------------------------------------------------

  ** Annualized

    The accompanying notes are an integral part of the financial statements.

[GRAPHIC]  MORGAN STANLEY DEAN WITTER
           INSTITUTIONAL FUND, INC.
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NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2000 (UNAUDITED)
------------------------------------------------------------------------------

Morgan Stanley Dean Witter Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of June 30, 2000, the Fund is comprised of twenty-five separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). At June 30, 2000, each Portfolio (with the exception of the International Small Cap, Money Market and Municipal Money Market Portfolios) offers two classes of shares -- Class A and Class B. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The investment objectives of each of the Portfolios are described in detail in the Investment Overviews appearing elsewhere in this Semi-Annual Report. Generally, the investment objective of the domestic and international equity portfolios is to seek capital appreciation by investing in equity and equity-related securities. The investment objective of the domestic and international fixed income portfolios is primarily to seek a high total return consistent with preservation of capital. The investment objective of the money market portfolios is to seek current income and preserve capital.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any development related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. Securities owned by the Money Market and Municipal Money Market Portfolios are stated at amortized cost, which approximates market value. All other securities and investments for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

A Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned. Taxes may also be based on the movement of foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios may enter into repurchase agreements under which a Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:


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JUNE 30, 2000 (UNAUDITED)

  - investments, other assets and liabilities - at the prevailing rates of exchange on the valuation date;

  - investment transactions, investment income and expenses - at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of government supervision and regulation of foreign securities markets and the possibility of political or economic instabilty.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities are identified as fair valued on the Statement of Net Assets.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rate and, in certain situations, to gain exposure to foreign currencies. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolios as unrealized gain or loss. The Portfolios record realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Credit risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gains on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: Each Portfolio may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place up to 120 days after the date of the transaction. Additionally, certain Portfolios may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities or designates such assets as segregated on the Portfolio's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.


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NOTES TO FINANCIAL STATEMENTS (CONT.)
JUNE 30, 2000 (UNAUDITED)
------------------------------------------------------------------------------

Purchasing investments on a when issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains or losses may have on a Portfolio.

7. LOAN AGREEMENTS: Certain Portfolios may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. A Portfolio's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. A Portfolio's investment in Participations typically results in the Portfolio having a contractual relationship with only the Lender and not with the borrower. The Portfolios have the right to receive payments of principal, interest and any fees to which it is entitled only upon receipt by the Lender of the payments from the borrower. The Portfolios generally have no right to enforce compliance by the borrower under the terms of the loan agreement. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation and any intermediaries between the Lender and the Portfolio. When a Portfolio purchases Assignments from Lenders, it typically acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

8. SHORT SALES: Certain Portfolios may sell securities short. A short sale is a transaction in which a Portfolio sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at the market price at the time of replacement. The Portfolio may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. Dividends and interest payable on such securities sold short are treated as dividend expense and interest expense, respectively, in the statement of operations. A Portfolio's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Portfolio will either designate on the Portfolio's records or place in a segregated account with its Custodian an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale. Short sales by the Portfolios involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from the purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

9. SECURITY LENDING: Certain Portfolios may lend investment securities to investors who borrow securities in order to complete certain transactions. By lending investment securities, a Portfolio attempts to increase its net investment income through the receipt of interest earned on loan collateral. Any increase or decline in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received.

Portfolios that lend securities receive cash as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is invested by the securities lending agent in accordance with pre-established guidelines. A portion of the interest received on the loan collateral is retained by the Portfolio, and the remainder is rebated to the borrower of the securities. From the interest retained by the Portfolio, 25% is paid to the securities lending agent for its services. The net amount of interest earned, after the interest rebate and allocation to the securities lending agent, is included in the Statement of Operations as interest income. The value of loaned securities and related collateral outstanding at June 30, 2000 are as follows:

                                  VALUE OF LOANED    VALUE OF
                                    SECURITIES      COLLATERAL
PORTFOLIO                             (000)            (000)
---------                         ---------------   ----------
Active International Allocation      $ 38,169       $ 39,112
Emerging Markets                       89,324         89,994
International Equity                  533,477        558,719
International Magnum                   14,394         14,899

The following Portfolios have earned interest income on securities lending (after rebates to borrowers and allocation to the securities lending agent):

                                       NET INTEREST EARNED
PORTFOLIO                               BY PORTFOLIO (000)
---------                              -------------------
Active International Allocation ........    $  138
Emerging Markets .......................         5
International Equity ...................     1,595
International Magnum ...................        48


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NOTES TO FINANCIAL STATEMENTS (CONT.)
JUNE 30, 2000 (UNAUDITED)

10. STRUCTURED SECURITIES: The Emerging Markets Debt Portfolio may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Portfolio to credit risks of the underlying instruments as well as of the issuer of the structured security. Structured securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

11. FUTURES: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash, government securities or other high grade liquid investments deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date the contract was entered into and the value at closing is recorded as realized gains or losses in the Statement of Operations.

Certain Portfolios may use futures contracts in order to manage their exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contract involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of hedged investments.

12. SWAP AGREEMENTS: Certain Portfolios may enter into swap agreements to exchange one return or cash flow for another return or cash flow in order to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs.

INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Income rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period are recorded as realized gains or losses in the Statement of Operations.

Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Credit risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, if any, at the date of default. Risks also arise from potential for losses from adverse market movements; and such losses could exceed the related amounts shown in the Statement of Net Assets.

13. PURCHASED AND WRITTEN OPTIONS: Certain Portfolios may write covered call and put options on portfolio securities and other financial instruments. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, a Portfolio, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a put option, a Portfolio, in exchange for the premium, accepts the risk of having to purchase a security at an exercise price that is above the current market price.


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           INSTITUTIONAL FUND, INC.
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONT.)
JUNE 30, 2000 (UNAUDITED)
------------------------------------------------------------------------------

Certain Portfolios may purchase call and put options on their portfolio securities or other financial instruments. Each Portfolio may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. Each Portfolio may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

14. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Dividends to the shareholders of the Money Market and the Municipal Money Market Portfolios are accrued daily and are distributed on or about the 15th of each month. Distributions for the remaining Portfolios are recorded on the ex-distribution date.

The U.S. Real Estate Portfolio owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

The amount and character of income and capital gain distributions to be paid by the Portfolios of the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent book and tax basis differences may result in reclassification among undistributed net investment income (loss), accumulated net realized gain
(loss) and paid in capital. Permanent book and taxes differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

A transaction fee of one-half of one percent may be charged on subscriptions and redemptions of capital shares of the International Small Cap Portfolio and are included in paid in capital.

B. ADVISER: Morgan Stanley Dean Witter Investment Management, (the "Adviser" or "MSDW Investment Management"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Fund with investment advisory services under the terms of an Investment Advisory and Management Agreement (the "Agreement") at the annual rates of average daily net assets indicated below. MSDW Investment Management has agreed to reduce fees payable to it and to reimburse the Portfolios, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                              MAXIMUM
                                           EXPENSE RATIO
                              ADVISORY   -----------------
PORTFOLIO                       FEE      CLASS A   CLASS B
---------                     --------   -------   -------
Active International
 Allocation ..............       0.65%     0.80%     1.05%
Asian Equity .............       0.80      1.00      1.25
Asian Real Estate ........       0.80      1.00      1.25
Emerging Markets .........       1.25      1.75      2.00
European Equity ..........       0.80      1.00      1.25
European Real Estate .....       0.80      1.00      1.25
Global Equity ............       0.80      1.00      1.25
International Equity .....       0.80      1.00      1.25
International Magnum .....       0.80      1.00      1.25
International Small Cap ..       0.95      1.15       N/A
Japanese Equity ..........       0.80      1.00      1.25
Latin American ...........       1.10      1.70      1.95
Focus Equity .............       0.80      1.00      1.25
Small Company Growth .....       1.00      1.25      1.50
Equity Growth ............       0.60      0.80      1.05
Technology ...............       1.00      1.25      1.50
U.S. Equity Plus .........       0.45      0.80      1.05
U.S. Real Estate .........       0.80      1.00      1.25
Value Equity .............       0.50      0.70      0.95
Emerging Markets Debt ....       0.75      1.75      2.00
Fixed Income .............       0.35      0.45      0.60
Global Fixed Income ......       0.40      0.50      0.65
High Yield ...............      0.375     0.695     0.945
Money Market .............       0.30      0.55      0.80
Municipal Money Market ...       0.30      0.57       N/A


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NOTES TO FINANCIAL STATEMENTS (CONT.)
JUNE 30, 2000 (UNAUDITED)
------------------------------------------------------------------------------

Morgan Stanley Dean Witter Advisors Inc., (the "Sub-Advisor" or "MSDW Advisors"), provides sub-advisory dervices to the Money Market and Municipal Money Market Portfolios. MSDW Advisors receives a sub-advisory fee from the investment advisory fees paid to MSDW Investment Management by the Money Market and Municipal Money Market Portfolios.

C. ADMINISTRATOR: MSDW Investment Management also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.15% of the average daily net assets of each Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between MSDW Investment Management and The Chase Manhattan Bank ("Chase"), Chase Global Funds Services Company ("CGFSC"), an affiliate of Chase, provides certain administrative services to the Fund. For such services, MSDW Investment Management pays Chase a portion of the fee MSDW Investment Management receives from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business with certain emerging market countries.

D. DISTRIBUTOR: Morgan Stanley & Co., Incorporated (the "Distributor"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., and an affiliate of MSDW Investment Management, serves as the distributor of the Fund and provides Class B shareholders of the applicable Portfolios with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Distributor is entitled to receive from each applicable Portfolio, a distribution fee, which is accrued daily and paid quarterly, at an annual rate of 0.25% of the Class B shares' average daily net assets. The Distributor may voluntarily waive from time to time all or any portion of its distribution fee. The Distributor has agreed to reduce its fees to 0.15% of the Class B shares' average daily net assets for the Fixed Income and Global Fixed Income Portfolios.

E. CUSTODIAN: Chase serves as custodian for the Fund in accordance with a custodian agreement.

F. DIRECTOR'S FEES: Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Compensation Plan"). Under the Compensation Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in certain Portfolios' shares or invested in U.S. Treasury Bills, as defined under the Compensation Plan. The deferred fees payable, under the Compensation Plan, at June 30, 2000, totaled $957,000 and are included in Directors' Fees and Expenses Payable for the applicable Portfolio on the Statement of Net Assets.

G. CREDIT FACILITY: The Fund, along with an affiliated open-end fund (collectively, the "Funds"), has a 364-day Credit Agreement with a bank group comprised of major money center banks. Under the terms of the Agreement, the Funds are provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds pay a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately $225,000. The commitment fee and the arrangement fee are allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs are further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at the annual rate equal to the then prevailing Federal Funds rate plus 0.50%, which is borne by the respective borrowing Portfolio. For the six month period ended June 30, 2000, there were no amounts drawn down on the Facility.

H. PURCHASES AND SALES: During the six month period ended June 30, 2000, purchases and sales of investment securities, other than long-term U.S. Government securities and short-term investments, were:

                                              PURCHASES               SALES
PORTFOLIO                                       (000)                 (000)
---------                                     ---------               -----
Active International Allocation..........  $     254,386          $     223,014
Asian Equity.............................         56,408                 53,085
Asian Real Estate........................          1,581                  2,161
Emerging Markets.........................        780,077                852,240
European Equity..........................         29,336                 38,583
European Real Estate.....................          4,910                  7,170
Global Equity............................         27,769                 94,394
International Equity.....................      1,295,158              1,388,022
International Magnum.....................         85,782                 70,785
International Small Cap..................        139,128                106,121
Japanese Equity..........................          9,964                  2,935
Latin American...........................          8,935                  8,389
Focus Equity.............................         80,112                 80,364
Small Company Growth.....................        183,968                114,282
Equity Growth............................        621,646                489,196
Technology...............................        131,756                 78,945
U.S. Equity Plus.........................         13,939                 16,709
U.S. Real Estate.........................        188,776                 46,076
Value Equity.............................         20,869                 13,688
Emerging Markets Debt....................        109,794                 98,515
Fixed Income.............................        123,896                120,028
Global Fixed Income......................         11,036                 10,804
High Yield...............................         23,901                 61,024


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                                     189

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONT.)
JUNE 30, 2000 (UNAUDITED)
------------------------------------------------------------------------------

During the six month period ended June 30, 2000 purchases and sales of long-term U.S. Government securities by the Fixed Income and Global Fixed Income Portfolios were as follows:

                                       PURCHASES             SALES
PORTFOLIO                                (000)               (000)
---------                              ---------             -----
Fixed Income.....................  $     38,596       $     56,015
Global Fixed Income..............         1,901              3,320

During the six month period ended June 30, 2000, the following Portfolios paid brokerage commissions to Morgan Stanley & Co., an affiliated broker/dealer, of approximately

                                                       BROKERAGE
                                                       COMMISSION
PORTFOLIO                                                (000)
---------                                              ----------
Active International Allocation.................       $     1
Asian Equity....................................            30
Asian Real Estate...............................             4
Emerging Markets................................           110
European Equity.................................            10
Global Equity...................................            21
International Equity............................           390
International Magnum............................            13
Focus Equity....................................             1
U.S. Real Estate................................             1

I. OTHER: At June 30, 2000, cost, unrealized appreciation, unrealized depreciation, and net unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of each of the Portfolios were:

                                                                                 NET
                                                                                APPREC.
                                     COST         APPREC.        DEPREC.       (DEPREC.)
PORTFOLIO                            (000)         (000)          (000)          (000)
---------                          --------      ---------     ---------        --------
Active International
  Allocation.................    $  597,132      $ 53,995     $ (33,358)       $ 20,637
Asian Equity.................        86,427        16,238        (6,379)          9,859
Asian Real Estate............         2,870           436          (126)            310
Emerging Markets.............     1,433,609       290,641      (180,697)        109,944
European Equity..............        89,419        12,202        (4,543)          7,659
European Real Estate.........         9,513           420          (960)           (540)
Global Equity................        75,192         7,341        (6,309)          1,032
International Equity.........     4,485,459       912,621      (154,411)        758,210
International Magnum.........       213,308        42,239        (9,459)         32,780
International Small Cap......       373,415        65,932       (43,277)         22,655
Japanese Equity..............        57,605        30,019        (2,302)         27,717
Latin American...............        14,750         2,082        (2,014)             68
Equity Growth................     1,010,324       453,215       (17,229)        435,986
Focus Equity.................       133,491        36,729        (2,115)         34,614
Small Company Growth.........       165,671        27,823       (15,595)         12,228
Technology...................       122,837        40,480       (11,028)         29,452
U.S. Equity Plus.............        18,498         2,944          (903)          2,041
U.S. Real Estate.............       501,270        41,777       (24,837)         25,877
Value Equity.................        53,999         7,771        (5,230)          2,541
Emerging Markets Debt........        63,457         2,981        (1,652)          1,295
Fixed Income.................       193,240           523        (7,590)         (7,067)
Global Fixed Income..........        32,652           486        (2,350)         (1,864)
High Yield...................       150,351         2,098       (17,931)        (15,833)
Money Market.................     2,850,127            --            --              --
Municipal Money Market.......     1,713,877            --            --              --

At June 30, 2000, the following Portfolios had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through the indicated expiration dates:

                                           EXPIRATION DATE
                                            DECEMBER 31,
                                              (000)
                                 --------------------------------------
PORTFOLIO               2003     2004      2005         2006        2007       TOTAL
---------               ----     ----      ----         ----        ----       -----
Asian Equity.......    $   --   $   --     $17,985    $ 67,603     $   --    $ 85,588
Asian Real Estate..        --       --          --       2,345         --       2,345
Emerging
  Markets..........        --       --          --     224,775         --     224,775
European
 Real Estate.......        --       --          40       1,452      4,709       6,201
Japanese Equity....        --    1,668      11,123      23,700        583      37,074
Latin American.....        --       --          --      15,815      5,508      21,323
Emerging
 Markets Debt......        --       --          --      89,125      9,618      98,743
Fixed Income.......        --       --          --          --      1,385       1,385
Global Fixed
 Income............     1,568       --          --          --         53       1,621
High Yield.........        --       --          --          --      4,826       4,826
Money Market.......        --      295          --          --         --         295
Municipal Money
 Market............        --       22          --           2         69          93

To the extent that capital loss carryovers are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Net capital and net currency losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 1999, the Portfolio intends to defer to January 1, 2000 for U.S. Federal income tax purposes, post-October currency losses and post-October capital losses.

                                                  CAPITAL     CURRENCY
                                                  LOSSES      LOSSES
PORTFOLIO                                          (000)       (000)
----------                                        -------    --------
Active International Allocation...............    $   --      $2,668
Asian Equity..................................        --           6
Asian Real Estate.............................         6           1
Emerging Markets..............................        --         388
European Equity...............................        --         146
Japanese Equity...............................        --         200
Latin American................................       217          11
U.S. Real Estate..............................     1,672          --
Value Equity..................................       395          --
Emerging Markets Debt.........................       171          --
Fixed Income..................................       484          --
Global Fixed Income...........................        --          83
High Yield....................................        61          --

--------------------------------------------------------------------------------

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONT.)
JUNE 30, 2000 (UNAUDITED)
------------------------------------------------------------------------------

At June 30, 2000, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities. Further, at times during the six month period ended June 30, 2000, certain of the Portfolios' investments were concentrated in a limited number of countries and regions. This concentration may further increase the risk of the Portfolio.

The Emerging Markets Debt and High Yield Portfolios hold a significant portion of their investment in securities which are traded by one market maker who may also be utilized by these Portfolios to provide pricing information used to value such investments. The amounts which will be realized upon disposition of these securities may differ from the value reflected on the Statement of Net Assets.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, there currently exists no central registration system and the share registrars may not be subject to effective state supervision. It is possible that a Portfolio could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty. From time to time, certain Portfolios may have shareholders that hold a significant portion of a Portfolio's outstanding shares. Investment decisions of these shareholders could have a material impact on those Portfolios.

--------------------------------------------------------------------------------

               MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUND, INC.

--------------------------------------------------------------------------------

DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
   Chairman and Director, Morgan Stanley Dean Witter
   Investment Management Inc. and Morgan Stanley Dean
   Witter Investment Management Limited; Managing
   Director, Morgan Stanley & Co. Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil, LLP

Graham E. Jones
Senior Vice President, BGK Properties

John A. Levin
Chairman and Chief Executive Officer,
John A. Levin & Co., Inc.

Andrew McNally IV
Managing Director,
Hammond Kennedy Whitney

William G. Morton, Jr.
Chairman and Chief Executive Officer,
Boston Stock Exchange

Samuel T. Reeves
Chief Executive Officer,
Pinnacle Trading, L.L.C.

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw, Esq.


INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020


OFFICERS

Harold J. Schaaff, Jr.
PRESIDENT


Stefanie V. Chang
VICE PRESIDENT


Arthur J. Lev
VICE PRESIDENT


Joseph P. Stadler
VICE PRESIDENT


Mary E. Mullin
SECRETARY


Belinda A. Brady
TREASURER


Robin L. Conkey
ASSISTANT TREASURER


CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT ACCOUNTANTS
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

FOR CURRENT PERFORMANCE, CURRENT NET ASSET VALUE AND INFORMATION REGARDING THE INVESTMENTS COMPRISING THE PORTFOLIOS, OR FOR ASSISTANCE WITH YOUR ACCOUNT, PLEASE CONTACT THE FUND AT (800) 548-7786, OR VISIT OUR WEBSITE AT www.msdw.com/im.

CHANGE IN INDEPENDENT ACCOUNTANTS

ON JULY 5, 2000, PRICEWATERHOUSECOOPERS LLP RESIGNED AS INDEPENDENT ACCOUNTANTS OF THE FUND. THE REPORTS OF PRICEWATERHOUSECOOPERS LLP ON THE FINANCIAL STATEMENTS OF THE FUND FOR THE PAST TWO FISCAL YEARS CONTAINED NO ADVERSE OPINION OR DISCLAIMER OF OPINION AND WERE NOT QUALIFIED OR MODIFIED AS TO UNCERTAINTY, AUDIT SCOPE OR ACCOUNTING PRINCIPLE. IN CONNECTION WITH ITS AUDITS FOR THE TWO MOST RECENT FISCAL YEARS AND THROUGH JULY 5, 2000, THERE HAVE BEEN NO DISAGREEMENTS WITH PRICEWATERHOUSECOOPERS LLP ON ANY MATTER OF ACCOUNTING PRINCIPLES OR PRACTICES, FINANCIAL STATEMENT DISCLOSURE, OR AUDITING SCOPE OR PROCEDURE, WHICH DISAGREEMENTS IF NOT RESOLVED TO THE SATISFACTION OF PRICEWATERHOUSECOOPERS LLP WOULD HAVE CAUSED THEM TO MAKE REFERENCE THERETO IN THEIR REPORT ON THE FINANCIAL STATEMENTS FOR SUCH YEARS. THE FUND, WITH THE APPROVAL OF ITS BOARD OF DIRECTORS AND AUDIT COMMITTEE ENGAGED ERNST & YOUNG LLP AS ITS INDEPENDENT ACCOUNTANTS.
--------------------------------------------------------------------------------


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